UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-5954
The Charles Schwab Family of Funds
(Exact name of registrant as specified in charter)
211 Main St, San Francisco, California 94105
(Address of principal executive offices)           (Zip code)
Marie Chandoha
The Charles Schwab Family of Funds
211 Main St, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2011, enclosed.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

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This wrapper is not part of the shareholder report.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

Annual Report
December 31, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 5

Schwab Retirement Advantage Money Fund

The Schwab Retirement Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 40 days early in the second half of 2011 to approximately 36 days by late September, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 32 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	50.7%
16-30 Days	14.9%
31-60 Days	17.4%
61-90 Days	10.7%
91-120 Days	1.0%
More than 120 Days	5.3%

 Statistics

Weighted Average Maturity[3]	32 Days
Credit Quality Of Holdings[4] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	18.5%
Financial Company	11.6%
Other	1.8%
Certificate Of Deposit	25.2%
Government Agency Debt[2]	17.5%
Other Instrument	1.0%
Other Note	1.1%
Variable Rate Demand Note	1.6%
Other Municipal Debt	0.5%
Repurchase Agreement
Government Agency	19.8%
Other	1.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Retirement Advantage Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Retirement Advantage Money Fund

Ticker Symbol	SWIXX
Minimum Initial Investment[1]	$25,000

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.13%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.24% to the seven-day yield.

Schwab Retirement Advantage Money Fund 7

Schwab Investor Money Fund

The Schwab Investor Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 41 days in mid-July to approximately 35 days by mid-September, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 33 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	53.1%
16-30 Days	13.8%
31-60 Days	13.0%
61-90 Days	10.4%
91-120 Days	4.4%
More than 120 Days	5.3%

 Statistics

Weighted Average Maturity[3]	33 Days
Credit Quality Of Holdings[4] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	18.0%
Financial Company	8.9%
Other	3.2%
Certificate Of Deposit	27.1%
Government Agency Debt[2]	18.0%
Other Instrument	0.9%
Other Note	3.0%
Variable Rate Demand Note	1.3%
Repurchase Agreement
Government Agency	18.8%
Other	0.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

8 Schwab Investor Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Investor Money Fund

Ticker Symbol	SWRXX
Minimum Initial Investment[1]	$1 Retirement Plan Participants $2,500 Other Investors

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.38% to the seven-day yield.

Schwab Investor Money Fund 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Retirement Advantage Money Fund®
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

Schwab Investor Money Fund®
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.20		2.56	4.96

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.25	[3]	0.34	[3]	0.44	[3,4]	0.48 [4]	0.48
Gross operating expenses	0.60		0.60		0.62		0.60	0.62
Net investment income (loss)	0.01		0.01		0.20		2.52	4.85
Net assets, end of period ($ x 1,000,000)	846		873		954		984	946

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.41% for 2009 and 0.47% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been included.

See financial notes 11

 Schwab Retirement Advantage Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

74.4%		Fixed-Rate Obligations	629,180,351	629,180,351
8.7%		Variable-Rate Obligations	73,709,677	73,709,677
22.3%		Repurchase Agreements	188,656,744	188,656,744

105.4%		Total Investments	891,546,772	891,546,772
(5	.4)%	Other Assets and Liabilities, Net		(45,776,999)

100.0%		Net Assets		845,769,773

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 74.4% of net assets

Asset Backed Commercial Paper 19.5%
Amsterdam Funding Corp	a,b,c	0.32%		01/13/12	5,000,000	4,999,467
	a,b,c	0.30%		01/19/12	1,000,000	999,850

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	2,000,000	1,999,966
	a,b,c	0.31%		01/05/12	2,000,000	1,999,931

CAFCO, LLC	a,b,c	0.31%		01/23/12	3,000,000	2,999,432
	a,b,c	0.40%		02/01/12	3,000,000	2,998,967
	a,b,c	0.39%		02/03/12	2,000,000	1,999,285

Cancara Asset Securitisation, LLC	a,b,c	0.31%		01/10/12	6,000,000	5,999,535
	a,b,c	0.30%		01/13/12	6,000,000	5,999,400

Chariot Funding, LLC	a,b,c	0.22%		01/09/12	7,000,000	6,999,658
	a,b,c	0.22%		01/24/12	5,000,000	4,999,297
	a,b,c	0.23%		02/03/12	1,000,000	999,789
	a,b,c	0.23%		02/07/12	1,000,000	999,764

Ciesco, LLC	a,b,c	0.31%		01/17/12	2,000,000	1,999,724
	a,b,c	0.40%		02/01/12	5,000,000	4,998,278

CRC Funding, LLC	a,b,c	0.31%		01/18/12	2,000,000	1,999,707
	a,b,c	0.40%		02/01/12	4,000,000	3,998,622
	a,b,c	0.33%		02/14/12	4,000,000	3,998,387
	a,b,c	0.58%		05/17/12	1,000,000	997,793

Crown Point Capital Company, LLC	a,b,c	0.50%		01/05/12	2,000,000	1,999,889

Fairway Finance Co, LLC	a,b,c	0.23%		01/05/12	1,037,000	1,036,973
	a,b,c	0.22%		01/18/12	5,000,000	4,999,480
	a,b,c	0.18%		02/22/12	1,000,000	999,740

Govco, LLC	a,b,c	0.32%		01/09/12	1,000,000	999,929
	a,b,c	0.40%		01/17/12	1,000,000	999,822

12 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.34%		02/15/12	5,000,000	4,997,875
	a,b,c	0.37%		02/16/12	1,000,000	999,527
	a,b,c	0.42%		02/28/12	12,000,000	11,991,880
	a,b,c	0.50%		04/26/12	1,000,000	998,389
	a,b,c	0.60%		06/14/12	1,000,000	997,250

Grampian Funding, LLC	a,b,c	0.31%		01/09/12	1,000,000	999,931
	a,b,c	0.31%		01/10/12	2,000,000	1,999,845
	a,b,c	0.31%		01/23/12	1,000,000	999,810
	a,b,c	0.32%		01/23/12	2,000,000	1,999,609
	a,b,c	0.43%		02/02/12	1,000,000	999,618

Jupiter Securitization Corp	a,b,c	0.22%		01/10/12	1,000,000	999,945
	a,b,c	0.22%		02/07/12	2,000,000	1,999,548
	a,b,c	0.18%		02/08/12	8,000,000	7,998,480
	a,b,c	0.22%		02/16/12	3,000,000	2,999,157
	a,b,c	0.22%		03/05/12	2,000,000	1,999,218

Market Street Funding Corp	a,b,c	0.23%		01/10/12	1,000,000	999,942
	a,b,c	0.23%		02/01/12	1,000,000	999,802
	a,b,c	0.24%		02/21/12	1,000,000	999,660
	a,b,c	0.25%		03/02/12	3,000,000	2,998,729
	a,b,c	0.23%		03/16/12	2,000,000	1,999,042

Old Line Funding, LLC	a,b,c	0.23%		01/20/12	6,000,000	5,999,272

Sheffield Receivables Corp	a,b,c	0.26%		01/05/12	6,000,000	5,999,827

Solitaire Funding, LLC	a,b,c	0.28%		01/11/12	1,000,000	999,922
	a,b,c	0.26%		01/17/12	1,200,000	1,199,861

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	1,000,000	999,902
	a,b,c	0.30%		01/20/12	4,000,000	3,999,367
	a,b,c	0.31%		01/20/12	3,000,000	2,999,509

Thunder Bay Funding, LLC	a,b,c	0.22%		01/20/12	5,000,000	4,999,419
	a,b,c	0.22%		03/14/12	3,000,000	2,998,662

Variable Funding Capital Corp	a,b,c	0.22%		01/24/12	4,000,000	3,999,438
	a,b,c	0.25%		01/25/12	1,000,000	999,833

Windmill Funding Corp	a,b,c	0.30%		01/12/12	1,000,000	999,908
	a,b,c	0.28%		02/02/12	5,000,000	4,998,756

						165,193,618

Financial Company Commercial Paper 10.6%
Australia & New Zealand Banking Group Ltd		0.28%		02/10/12	2,000,000	1,999,389

Barclays US Funding Corp	a	0.21%		01/19/12	5,000,000	4,999,475
	a	0.20%		01/27/12	2,000,000	1,999,711

Commonwealth Bank of Australia	c	0.60%		06/15/12	5,000,000	4,986,167
	c	0.63%		06/15/12	1,000,000	997,095

Danske Corp	a,c	0.30%		01/09/12	2,000,000	1,999,867

General Electric Capital Corp		0.26%		01/11/12	8,000,000	7,999,422
		0.22%		01/18/12	12,000,000	11,998,753
		0.30%		02/27/12	2,000,000	1,999,050

HSBC USA, Inc		0.25%		01/24/12	3,000,000	2,999,521
		0.27%		03/05/12	1,000,000	999,520

See financial notes 13

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

JP Morgan Chase & Co		0.01%		01/03/12	6,000,000	5,999,997

Nordea North America, Inc	a	0.20%		01/20/12	3,947,000	3,946,583
	a	0.15%		02/01/12	3,000,000	2,999,613

RBS Holdings USA Inc	a,c	0.31%		01/05/12	2,000,000	1,999,931

Skandinaviska Enskilda Banken AB		0.25%		01/12/12	1,000,000	999,924

State Street Corp		0.20%		03/13/12	3,000,000	2,998,800

UBS Finance (Delaware), Inc	a	0.17%		01/03/12	6,000,000	5,999,943
	a	0.17%		01/06/12	4,000,000	3,999,908

Westpac Banking Corp	c	0.27%		01/06/12	9,000,000	8,999,662
	c	0.48%		03/16/12	8,000,000	7,992,083
	c	0.47%		03/19/12	1,000,000	998,982

						89,913,396

Other Commercial Paper 1.9%
BHP Billiton Finance (USA) Ltd	a,c	0.19%		02/16/12	1,000,000	999,757

Reckitt Benckiser Treasury Services PLC	a,c	0.46%		02/10/12	3,000,000	2,998,466

Toyota Motor Credit Corp	a	0.28%		03/02/12	3,000,000	2,998,577
	a	0.50%		04/30/12	5,000,000	4,991,667
	a	0.57%		05/16/12	2,000,000	1,995,693

Univ of California
CP Series B		0.27%		02/23/12	2,000,000	1,999,205

						15,983,365

Certificate of Deposit 24.6%
Australia & New Zealand Banking Group Ltd		0.60%		05/30/12	1,000,000	1,000,000

Bank of Montreal		0.16%		01/03/12	1,000,000	1,000,000
		0.12%		01/05/12	2,000,000	2,000,000
		0.25%		01/06/12	4,000,000	4,000,000
		0.07%		01/11/12	3,000,000	3,000,000
		0.23%		03/05/12	4,000,000	4,000,000

Bank of Nova Scotia		0.25%		01/13/12	5,000,000	5,000,000
		0.29%		01/17/12	1,000,000	1,000,000
		0.29%		01/24/12	8,000,000	8,000,000
		0.50%		05/15/12	2,000,000	2,000,000

Bank of the West		0.26%		01/18/12	5,000,000	5,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.08%		01/06/12	3,000,000	3,000,000
		0.22%		02/01/12	5,000,000	5,000,000

Branch Banking & Trust Co		0.29%		02/10/12	5,000,000	5,000,000

Canadian Imperial Bank of Commerce		0.08%		01/20/12	8,000,000	8,000,000
		0.68%		09/27/12	9,000,000	9,000,000

Citibank, NA		0.52%		05/29/12	8,000,000	8,000,000
		0.52%		05/30/12	2,000,000	2,000,000
		0.60%		06/20/12	1,000,000	1,000,000

Credit Suisse AG		0.21%		01/05/12	12,000,000	12,000,000
		0.21%		01/06/12	5,000,000	5,000,000

14 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Lloyds TSB Bank PLC		0.22%		01/19/12	6,000,000	6,000,000
		0.22%		01/30/12	1,000,000	1,000,000

Mitsubishi UFJ Trust & Banking Corp		0.24%		01/27/12	4,000,000	4,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	4,000,000	4,000,000
		0.20%		01/26/12	3,000,000	3,000,000

National Australia Bank Ltd		0.36%		03/07/12	1,000,000	1,000,005
		0.37%		03/20/12	3,000,000	3,000,000
		0.50%		04/05/12	7,000,000	7,000,000

Royal Bank of Scotland PLC		0.28%		01/04/12	5,000,000	5,000,000
		0.28%		01/05/12	3,000,000	3,000,000
		0.28%		01/12/12	4,000,000	4,000,000
		0.28%		01/24/12	1,000,000	1,000,000

Skandinaviska Enskilda Banken AB		0.32%		02/01/12	1,000,000	1,000,000

State Street Bank & Trust Company, NA		0.10%		01/12/12	6,000,000	6,000,000

Sumitomo Mitsui Banking Corp		0.17%		01/11/12	3,000,000	3,000,000

Sumitomo Trust & Banking Co Ltd		0.17%		01/09/12	9,000,000	9,000,000
		0.24%		01/27/12	3,000,000	3,000,000

Swedbank AB		0.20%		01/05/12	2,000,000	2,000,000

Toronto-Dominion Bank		0.06%		01/03/12	20,000,000	20,000,000
		0.24%		01/10/12	9,000,000	9,000,000
		0.21%		04/02/12	1,000,000	1,000,000
		0.38%		05/01/12	9,000,000	9,000,000

UBS AG		0.20%		01/17/12	2,000,000	2,000,000
		0.21%		01/30/12	4,000,000	4,000,000

Union Bank, NA		0.40%		03/08/12	3,000,000	3,000,000

						208,000,005

Government Agency Debt 16.7%
Fannie Mae		0.04%		02/01/12	10,000,000	9,999,699
		0.02%		02/29/12	3,000,000	2,999,926
		0.02%		03/08/12	7,000,000	6,999,740

Federal Home Loan Bank		0.02%		01/13/12	5,000,000	4,999,975
		0.03%		02/10/12	1,000,000	999,967
		0.03%		02/17/12	5,000,000	4,999,804
		0.02%		03/02/12	3,000,000	2,999,898
		0.02%		03/14/12	10,000,000	9,999,595
		0.02%		03/16/12	10,000,000	9,999,583

Freddie Mac		0.03%		01/03/12	1,000,000	999,998
		0.03%		01/09/12	2,000,000	1,999,987
		0.03%		02/06/12	7,000,000	6,999,790
		0.03%		02/13/12	1,000,000	999,964
		0.04%		02/21/12	2,000,000	1,999,901
		0.02%		03/05/12	12,000,000	11,999,573
		0.01%		03/15/12	2,000,000	1,999,959
		0.02%		03/19/12	6,000,000	5,999,740

Straight A Funding, LLC	a,b,c,f	0.19%		01/04/12	12,000,000	11,999,810
	a,b,c,f	0.19%		01/06/12	10,000,000	9,999,736
	a,b,c,f	0.19%		01/10/12	2,000,000	1,999,905

See financial notes 15

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c,f	0.10%		01/19/12	5,000,000	4,999,750
	a,b,c,f	0.19%		02/09/12	12,100,000	12,097,509
	a,b,c,f	0.19%		02/13/12	5,000,000	4,998,865
	a,b,c,f	0.19%		03/01/12	5,000,000	4,998,417
	a,b,c,f	0.19%		03/12/12	3,000,000	2,998,876

						141,089,967

Other Instrument 1.1%
Bank of Nova Scotia	h	0.01%		01/03/12	9,000,000	9,000,000

Total Fixed-Rate Obligations
(Cost $629,180,351)						629,180,351

Variable-Rate Obligations 8.7% of net assets

Financial Company Commercial Paper 1.5%
Commonwealth Bank of Australia	c	0.49%	02/21/12	05/18/12	13,000,000	13,000,000

Certificate of Deposit 2.0%
Canadian Imperial Bank of Commerce		0.32%		01/03/12	2,000,000	2,000,000
		0.35%	01/09/12	07/09/12	1,000,000	1,000,000

Royal Bank of Canada		0.27%	01/03/12	03/27/12	6,000,000	6,000,000

Westpac Banking Corp		0.36%	01/03/12	05/01/12	5,000,000	5,000,000
		0.36%	01/03/12	07/03/12	3,000,000	3,000,000

						17,000,000

Government Agency Debt 1.8%
Freddie Mac	i	0.29%	01/10/12	11/09/12	15,000,000	15,000,000

Variable Rate Demand Note 1.7%
New York City IDA
Industrial RB (Allway Tools) Series 1997	a	0.64%		01/06/12	95,000	95,000

Palm Springs, CA
COP (Downtown Parking) Series 2002A	a	0.36%		01/06/12	7,605,000	7,605,000

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	6,950,000	6,950,000

						14,650,000

Other Note 1.2%
JPMorgan Chase Bank, NA	i	0.33%	01/23/12	01/18/13	10,000,000	10,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	59,677	59,677

						10,059,677

Other Municipal Debt 0.5%
Univ of California
General Revenue Bonds Series 2011 Y-1		0.35%	01/01/12	07/01/12	4,000,000	4,000,000

Total Variable-Rate Obligations
(Cost $73,709,677)						73,709,677

16 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 22.3% of net assets

Government Agency Repurchase Agreement 20.9%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $4,178,236, issued 09/26/11, due 01/03/12.		0.17%		01/03/12	4,001,870	4,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $33,600,001, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	32,014,187	32,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $13,650,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	13,000,087	13,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $2,100,000, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	2,000,513	2,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $3,729,917, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	3,656,760	3,656,744
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $20,401,117, issued 12/27/2011, due 01/03/2012.		0.06%		01/03/12	20,000,234	20,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $62,400,000, issued 12/30/11, due 01/03/12.		0.08%		01/03/12	60,000,533	60,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $7,263,099, issued 10/26/11, due 01/05/12.		0.18%		01/05/12	7,002,485	7,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $8,340,776 issued 10/11/11, due 01/09/12.		0.19%		01/06/12	8,003,673	8,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $8,326,305, issued 12/13/11, due 02/09/12.		0.20%		01/06/12	8,001,067	8,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $19,570,000, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	19,004,370	19,000,000

						176,656,744

Other Repurchase Agreement 1.4%
Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $1,050,017, issued 10/05/11, due 02/02/12	d	0.73%		02/02/12	1,002,433	1,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $4,200,056, issued 11/01/11, due 02/14/12.	d	0.65%		02/14/12	4,007,583	4,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $6,300,049, issued 10/24/11, due 02/21/12	d	0.76%		02/21/12	6,015,200	6,000,000

See financial notes 17

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $1,050,017, issued 11/16/11, due 02/29/12.	d	0.69%		02/29/12	1,002,013	1,000,000

						12,000,000

Total Repurchase Agreements
(Cost $188,656,744)						188,656,744

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $891,546,772.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $271,268,173 or 32.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $12,059,677 or 1.4% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Time Deposit
i	Extendible Note - Investor Option

COP —	Certificate of participation
CP —	Commercial paper
IDA —	Industrial development agency/authority
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

18 See financial notes

 Schwab Retirement Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$702,890,028
Repurchase agreements, at cost and value	+	188,656,744

Total investments, at cost and value (Note 2a)		891,546,772
Receivables:
Investments sold		30,000
Fund shares sold		490,191
Interest		132,436
Prepaid expenses	+	3,162

Total assets		892,202,561

Liabilities

Payables:
Shareholder services fees		13,855
Fund shares redeemed		46,392,619
Distributions to shareholders		12
Accrued expenses	+	26,302

Total liabilities		46,432,788

Net Assets

Total assets		892,202,561
Total liabilities	−	46,432,788

Net assets		$845,769,773

Net Assets by Source
Capital received from investors		845,739,268
Net investment income not yet distributed		30,505

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$845,769,773		845,769,578		$1.00

See financial notes 19

 Schwab Retirement Advantage Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$2,271,754

Expenses

Investment adviser and administrator fees		3,078,429
Shareholder service fees		1,935,013
Portfolio accounting fees		65,332
Custodian fees		41,714
Trustees’ fees		35,408
Registration fees		33,992
Professional fees		27,823
Transfer agent fees		17,932
Shareholder reports		4,499
Other expenses	+	21,491

Total expenses		5,261,633
Expense reduction by CSIM and/or Schwab	−	3,077,408
Custody credits	−	429

Net expenses	−	2,183,796

Net investment income		87,958

Realized Gains (Losses)

Net realized gains on investments		195

Increase in net assets resulting from operations		$88,153

20 See financial notes

 Schwab Retirement Advantage Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$87,958	$88,624
Net realized gains	+	195	497,984 [1]

Increase in net assets from operations		88,153	586,608

Distributions to Shareholders

Distributions from net investment income		(87,958)	(88,624)

Transactions in Fund Shares*

Shares sold		571,733,718	437,892,659
Shares reinvested		87,762	88,250
Shares redeemed	+	(598,828,232)	(519,558,779)

Net transactions in fund shares		(27,006,752)	(81,577,870)

Net Assets

Beginning of period		872,776,330	953,856,216
Total decrease	+	(27,006,557)	(81,079,886)

End of period		$845,769,773	$872,776,330

Net investment income not yet distributed		$30,505	$29,239

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

See financial notes 21

Schwab Investor Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.16		2.41	4.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.25	[3]	0.34	[3]	0.51	[3,4]	0.60	0.62
Gross operating expenses	0.62		0.62		0.64		0.62	0.63
Net investment income (loss)	0.01		0.01		0.17		2.37	4.71
Net assets, end of period ($ x 1,000,000)	1,333		1,495		1,832		2,360	2,089

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

22 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

71.0%	Fixed-Rate Obligations	946,141,946	946,141,946
9.3%	Variable-Rate Obligations	123,803,914	123,803,914
19.6%	Repurchase Agreements	260,856,856	260,856,856

99.9%	Total Investments	1,330,802,716	1,330,802,716
0.1%	Other Assets and Liabilities, Net		1,880,366

100.0%	Net Assets		1,332,683,082

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 71.0% of net assets

Asset Backed Commercial Paper 18.0%
Alpine Securitization Corp	a,b,c	0.23%		01/12/12	6,000,000	5,999,578

Amsterdam Funding Corp	a,b,c	0.32%		01/05/12	1,000,000	999,964
	a,b,c	0.32%		01/09/12	4,000,000	3,999,716
	a,b,c	0.32%		01/13/12	3,000,000	2,999,680
	a,b,c	0.30%		01/24/12	3,000,000	2,999,425

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	1,000,000	999,983
	a,b,c	0.31%		01/05/12	8,000,000	7,999,724

CAFCO, LLC	a,b,c	0.31%		01/18/12	4,000,000	3,999,414
	a,b,c	0.31%		01/23/12	2,000,000	1,999,621
	a,b,c	0.37%		01/25/12	1,000,000	999,753
	a,b,c	0.40%		02/01/12	4,000,000	3,998,622
	a,b,c	0.39%		02/03/12	3,000,000	2,998,928

Cancara Asset Securitisation, LLC	a,b,c	0.40%		01/09/12	3,000,000	2,999,733
	a,b,c	0.31%		01/10/12	6,000,000	5,999,535
	a,b,c	0.30%		01/13/12	7,000,000	6,999,300
	a,b,c	0.31%		01/17/12	3,000,000	2,999,587

Chariot Funding, LLC	a,b,c	0.22%		01/09/12	1,000,000	999,951
	a,b,c	0.22%		01/23/12	3,000,000	2,999,597
	a,b,c	0.22%		01/24/12	3,000,000	2,999,578
	a,b,c	0.23%		02/03/12	1,000,000	999,789
	a,b,c	0.23%		02/07/12	1,000,000	999,764
	a,b,c	0.16%		02/14/12	8,000,000	7,998,436

Ciesco, LLC	a,b,c	0.33%		01/12/12	1,000,000	999,899
	a,b,c	0.40%		02/01/12	10,000,000	9,996,556

CRC Funding, LLC	a,b,c	0.27%		01/17/12	7,000,000	6,999,160
	a,b,c	0.33%		01/17/12	1,000,000	999,853
	a,b,c	0.37%		03/08/12	5,000,000	4,996,557

See financial notes 23

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.58%		05/17/12	1,000,000	997,793

Fairway Finance Co, LLC	a,b,c	0.22%		01/18/12	2,000,000	1,999,792
	a,b,c	0.18%		02/10/12	7,000,000	6,998,600
	a,b,c	0.18%		02/22/12	1,000,000	999,740

Govco, LLC	a,b,c	0.32%		01/03/12	1,000,000	999,982
	a,b,c	0.32%		01/04/12	1,000,000	999,973
	a,b,c	0.33%		01/10/12	1,000,000	999,918
	a,b,c	0.33%		01/17/12	3,000,000	2,999,560
	a,b,c	0.40%		01/17/12	1,000,000	999,822
	a,b,c	0.32%		01/19/12	1,000,000	999,840
	a,b,c	0.32%		01/20/12	1,000,000	999,831
	a,b,c	0.34%		02/15/12	11,000,000	10,995,325
	a,b,c	0.42%		02/28/12	9,000,000	8,993,910
	a,b,c	0.50%		04/24/12	2,000,000	1,996,833
	a,b,c	0.51%		04/24/12	1,000,000	998,385
	a,b,c	0.62%		06/19/12	1,000,000	997,072

Grampian Funding, LLC	a,b,c	0.31%		01/09/12	1,000,000	999,931
	a,b,c	0.31%		01/10/12	5,000,000	4,999,613
	a,b,c	0.31%		01/23/12	1,000,000	999,811
	a,b,c	0.32%		01/23/12	1,000,000	999,804
	a,b,c	0.43%		02/02/12	3,000,000	2,998,853

Jupiter Securitization Corp	a,b,c	0.23%		01/27/12	3,000,000	2,999,502
	a,b,c	0.23%		02/02/12	1,000,000	999,796
	a,b,c	0.22%		03/15/12	3,000,000	2,998,643

Market Street Funding Corp	a,b,c	0.23%		01/18/12	3,019,000	3,018,672
	a,b,c	0.23%		01/27/12	1,022,000	1,021,830
	a,b,c	0.23%		02/17/12	4,000,000	3,998,799
	a,b,c	0.23%		03/16/12	3,000,000	2,998,563
	a,b,c	0.23%		03/21/12	1,000,000	999,489

Sheffield Receivables Corp	a,b,c	0.26%		01/05/12	2,000,000	1,999,942
	a,b,c	0.25%		01/18/12	9,000,000	8,998,938

Solitaire Funding, LLC	a,b,c	0.28%		01/11/12	15,000,000	14,998,833

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	3,000,000	2,999,707
	a,b,c	0.30%		01/20/12	6,272,000	6,271,007
	a,b,c	0.31%		01/20/12	3,000,000	2,999,509

Thunder Bay Funding, LLC	a,b,c	0.23%		02/02/12	11,000,000	10,997,751
	a,b,c	0.22%		03/14/12	3,000,000	2,998,662

Variable Funding Capital Corp	a,b,c	0.25%		01/25/12	3,000,000	2,999,500

Windmill Funding Corp	a,b,c	0.32%		01/04/12	1,000,000	999,973
	a,b,c	0.30%		01/12/12	6,000,000	5,999,450
	a,b,c	0.30%		01/25/12	3,000,000	2,999,400

						239,254,057

Financial Company Commercial Paper 8.5%
Barclays US Funding Corp	a	0.21%		01/19/12	6,000,000	5,999,370
	a	0.20%		01/27/12	6,000,000	5,999,133

BNZ International Funding Ltd	a	0.34%		01/11/12	1,000,000	999,906

Commonwealth Bank of Australia	c	0.28%		01/04/12	5,000,000	4,999,883
	c	0.31%		01/20/12	1,000,000	999,836
	c	0.63%		06/15/12	4,000,000	3,988,380

24 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Danske Corp	a,c	0.30%		01/09/12	4,000,000	3,999,733

General Electric Capital Corp		0.20%		01/09/12	10,000,000	9,999,556
		0.24%		01/11/12	2,000,000	1,999,867
		0.22%		01/18/12	3,000,000	2,999,688
		0.30%		02/27/12	1,000,000	999,525
		0.28%		04/03/12	5,000,000	4,996,383
		0.28%		04/09/12	11,000,000	10,991,530

HSBC USA, Inc		0.27%		03/05/12	4,000,000	3,998,080
		0.27%		03/15/12	1,000,000	999,445

JP Morgan Chase & Co		0.01%		01/03/12	9,000,000	8,999,995

RBS Holdings USA Inc	a,c	0.31%		01/05/12	3,000,000	2,999,897

Skandinaviska Enskilda Banken AB		0.25%		01/12/12	1,000,000	999,924
		0.25%		01/17/12	3,000,000	2,999,667

State Street Corp		0.20%		03/13/12	3,000,000	2,998,800

UBS Finance (Delaware), Inc	a	0.17%		01/03/12	12,000,000	11,999,887
	a	0.17%		01/06/12	7,000,000	6,999,840

Westpac Banking Corp	c	0.48%		03/16/12	1,000,000	999,010
	c	0.47%		03/19/12	11,000,000	10,988,798

						113,956,133

Other Commercial Paper 3.2%
BHP Billiton Finance (USA) Ltd	a,c	0.18%		01/26/12	2,040,000	2,039,745
	a,c	0.19%		02/16/12	5,000,000	4,998,786

General Electric Co		0.14%		03/28/12	1,000,000	999,662

Reckitt Benckiser Treasury Services PLC	a,c	0.46%		02/10/12	5,000,000	4,997,444

Toyota Motor Credit Corp	a	0.28%		03/01/12	14,000,000	13,993,467
	a	0.55%		05/14/12	8,000,000	7,983,622
	a	0.60%		05/24/12	4,000,000	3,990,400

Univ of California
CP Series B		0.23%		01/09/12	1,000,000	999,949
		0.14%		02/15/12	3,000,000	2,999,475

						43,002,550

Certificate of Deposit 24.2%
Australia & New Zealand Banking Group Ltd		0.49%		04/27/12	4,000,000	4,000,000
		0.25%		05/02/12	4,000,000	4,000,000
		0.60%		05/30/12	4,000,000	4,000,000

Bank of Montreal		0.12%		01/05/12	14,000,000	14,000,000
		0.25%		01/06/12	2,000,000	2,000,000
		0.07%		01/11/12	6,000,000	6,000,000

Bank of Nova Scotia		0.25%		01/06/12	4,000,000	4,000,000
		0.29%		01/17/12	3,000,000	3,000,000
		0.29%		01/23/12	8,000,000	8,000,000
		0.29%		01/24/12	2,000,000	2,000,000
		0.27%		03/08/12	7,000,000	7,000,000
		0.47%		05/14/12	5,000,000	5,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.09%		01/04/12	1,000,000	1,000,000

See financial notes 25

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.08%		01/06/12	9,000,000	9,000,000
		0.22%		02/01/12	8,000,000	8,000,000

Branch Banking & Trust Co		0.29%		02/10/12	4,000,000	4,000,000

Canadian Imperial Bank of Commerce		0.08%		01/20/12	12,000,000	12,000,000
		0.68%		09/27/12	11,000,000	11,000,000

Citibank, NA		0.35%		03/20/12	2,000,000	2,000,000
		0.52%		05/29/12	6,000,000	6,000,000
		0.60%		06/20/12	7,000,000	7,000,000

Commonwealth Bank of Australia		0.25%		01/10/12	2,000,000	2,000,000
		0.33%		02/27/12	2,000,000	2,000,000
		0.36%		04/10/12	7,000,000	7,000,000

Credit Suisse AG		0.21%		01/05/12	13,000,000	13,000,000
		0.21%		01/06/12	6,000,000	6,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	7,000,000	7,000,000
		0.20%		01/26/12	5,000,000	5,000,000

National Australia Bank Ltd		0.37%		03/20/12	7,000,000	7,000,000
		0.50%		04/05/12	11,000,000	11,000,000
		0.51%		05/08/12	1,000,000	1,000,000

Royal Bank of Scotland PLC		0.28%		01/04/12	2,000,000	2,000,000
		0.28%		01/05/12	6,000,000	6,000,000
		0.28%		01/12/12	5,000,000	5,000,000
		0.28%		01/24/12	2,000,000	2,000,000
		0.82%		04/19/12	4,000,000	4,000,000

State Street Bank & Trust Company, NA		0.10%		01/05/12	12,000,000	12,000,000
		0.10%		01/12/12	1,000,000	1,000,000

Sumitomo Mitsui Banking Corp		0.17%		01/11/12	5,000,000	5,000,000

Sumitomo Trust & Banking Co Ltd		0.17%		01/09/12	13,000,000	13,000,000
		0.24%		01/27/12	5,000,000	5,000,000

Svenska Handelsbanken AB		0.15%		01/13/12	18,000,000	18,000,000

Swedbank AB		0.21%		01/09/12	1,000,000	1,000,000

Toronto-Dominion Bank		0.06%		01/03/12	13,000,000	13,000,000
		0.24%		01/10/12	8,000,000	8,000,000
		0.07%		01/17/12	1,000,000	1,000,000
		0.07%		01/19/12	7,000,000	7,000,000
		0.21%		04/02/12	13,000,000	13,000,000
		0.38%		05/01/12	15,000,000	15,000,000

UBS AG		0.21%		01/30/12	3,000,000	3,000,000

Union Bank, NA		0.36%		02/22/12	1,000,000	1,000,000
		0.40%		03/08/12	2,000,000	2,000,000
		0.40%		03/15/12	1,000,000	1,000,000

						322,000,000

Government Agency Debt 16.1%
Fannie Mae		0.04%		02/01/12	10,000,000	9,999,699
		0.02%		03/08/12	3,000,000	2,999,888
		0.03%		03/14/12	5,000,000	4,999,747

26 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Federal Home Loan Bank		0.03%		01/06/12	11,000,000	10,999,954
		0.01%		01/13/12	10,745,000	10,744,964
		0.03%		02/10/12	2,000,000	1,999,933
		0.02%		03/14/12	22,000,000	21,999,108
		0.02%		03/16/12	10,000,000	9,999,583

Freddie Mac		0.03%		01/03/12	11,000,000	10,999,982
		0.03%		01/09/12	19,000,000	18,999,873
		0.02%		01/17/12	1,000,000	999,991
		0.03%		02/06/12	6,000,000	5,999,820
		0.04%		02/06/12	1,998,000	1,997,930
		0.02%		03/05/12	3,000,000	2,999,893
		0.01%		03/15/12	2,000,000	1,999,959
		0.02%		03/19/12	15,000,000	14,999,350

Straight A Funding, LLC	a,b,c,f	0.19%		01/04/12	14,000,000	13,999,778
	a,b,c,f	0.19%		01/06/12	20,000,000	19,999,472
	a,b,c,f	0.19%		01/10/12	3,000,000	2,999,858
	a,b,c,f	0.19%		02/09/12	23,000,000	22,995,266
	a,b,c,f	0.19%		02/13/12	12,000,000	11,997,277
	a,b,c,f	0.19%		03/01/12	6,201,000	6,199,037
	a,b,c,f	0.19%		03/14/12	3,000,000	2,998,844

						213,929,206

Other Instrument 0.9%
Australia & New Zealand Banking Group Ltd	j	0.08%		01/05/12	3,000,000	3,000,000

Bank of Nova Scotia	j	0.01%		01/03/12	9,000,000	9,000,000

						12,000,000

Other Note 0.1%
Bank of America, NA	h	0.31%		01/09/12	2,000,000	2,000,000

Total Fixed-Rate Obligations
(Cost $946,141,946)						946,141,946

Variable-Rate Obligations 9.3% of net assets

Financial Company Commercial Paper 0.4%
Commonwealth Bank of Australia	c	0.49%	02/21/12	05/18/12	5,000,000	5,000,000

Certificate of Deposit 2.8%
Canadian Imperial Bank of Commerce		0.32%		01/03/12	5,000,000	5,000,000

Rabobank Nederland		0.37%	01/26/12	03/26/12	7,000,000	7,000,000

Royal Bank of Canada		0.27%	01/03/12	03/27/12	3,000,000	3,000,000
		0.27%	01/03/12	04/09/12	3,000,000	3,000,000

Westpac Banking Corp		0.36%	01/03/12	05/01/12	13,000,000	13,000,000
		0.36%	01/03/12	07/03/12	7,000,000	7,000,000

						38,000,000

Government Agency Debt 1.9%
Freddie Mac	i	0.29%	01/10/12	11/09/12	25,000,000	25,000,000

See financial notes 27

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Variable Rate Demand Note 1.3%
Eagle Cnty, CO
Housing Facilities RB (BC Housing, LLC) Series 1997B	a	0.25%		01/06/12	1,500,000	1,500,000

Labcon North America
Taxable Demand Bonds Series 2010	a	0.79%		01/06/12	2,270,000	2,270,000

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	10,925,000	10,925,000
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.29%		01/06/12	1,000,000	1,000,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.29%		01/06/12	1,910,000	1,910,000

						17,605,000

Other Note 2.9%
JPMorgan Chase Bank, NA	i	0.33%	01/23/12	01/18/13	38,000,000	38,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	198,914	198,914

						38,198,914

Total Variable-Rate Obligations
(Cost $123,803,914)						123,803,914

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 19.6% of net assets

Government Agency Repurchase Agreement 18.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $14,700,000, issued 09/26/11, due 01/03/12.		0.17%		01/03/12	14,006,545	14,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $8,321,354, issued 11/04/11, due 01/03/12.		0.18%		01/03/12	8,002,400	8,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $1,040,545, issued 11/01/11, due 01/03/12.		0.19%		01/03/12	1,000,332	1,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $20,999,965, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	20,008,867	20,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $16,800,001, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	16,000,107	16,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $4,200,000, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	4,001,027	4,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $21,274,507, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	20,856,949	20,856,856
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $5,103,998, issued 12/27/11, due 01/03/12.		0.06%		01/03/12	5,000,058	5,000,000

28 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $98,800,000, issued 12/30/11, due 01/03/12.		0.08%		01/03/12	95,000,844	95,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $7,280,001, issued 11/28/11, due 01/03/12.		0.21%		01/03/12	7,001,470	7,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $10,400,000, issued 12/16/11, due 01/17/12.		0.17%		01/06/12	10,000,992	10,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $6,257,478, issued 10/11/11, due 01/09/12.		0.19%		01/06/12	6,002,755	6,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $15,599,811, issued 12/13/11, due 02/09/12.		0.20%		01/06/12	15,002,000	15,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $16,480,000, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	16,003,680	16,000,000

UBS Securities LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $13,260,001, issued 10/20/11, due 01/19/12.		0.21%		01/06/12	13,005,915	13,000,000

						250,856,856

Other Repurchase Agreement 0.8%
Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $10,500,145, issued 11/01/11, due 02/14/12.	d	0.65%		02/14/12	10,018,958	10,000,000

Total Repurchase Agreements
(Cost $260,856,856)						260,856,856

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $1,330,802,716.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $377,579,015 or 28.3% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $10,198,914 or 0.8% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Extendible Note - Investor Option
j	Time Deposit

CP —	Commercial paper
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

See financial notes 29

 Schwab Investor Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$1,069,945,860
Repurchase agreements, at cost and value	+	260,856,856

Total investments, at cost and value (Note 2a)		1,330,802,716
Receivables:
Investments sold		85,017
Fund shares sold		4,592,360
Interest		201,544
Prepaid expenses	+	15,388

Total assets		1,335,697,025

Liabilities

Payables:
Shareholder services fees		19,853
Fund shares redeemed		2,895,222
Distributions to shareholders		2,929
Accrued expenses	+	95,939

Total liabilities		3,013,943

Net Assets

Total assets		1,335,697,025
Total liabilities	−	3,013,943

Net assets		$1,332,683,082

Net Assets by Source
Capital received from investors		1,332,767,723
Net realized capital losses		(84,641)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,332,683,082		1,332,682,690		$1.00

30 See financial notes

 Schwab Investor Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$3,619,466

Expenses

Investment adviser and administrator fees		4,744,572
Shareholder service fees		3,472,322
Shareholder reports		110,986
Portfolio accounting fees		78,967
Registration fees		61,455
Custodian fees		58,934
Trustees’ fees		37,287
Professional fees		30,734
Transfer agent fees		14,311
Other expenses	+	36,593

Total expenses		8,646,161
Expense reduction by CSIM and/or Schwab	−	5,164,988
Custody credits	−	600

Net expenses	−	3,480,573

Net investment income		138,893

Realized Gains (Losses)

Net realized gains on investments		392

Increase in net assets resulting from operations		$139,285

See financial notes 31

 Schwab Investor Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$138,893	$163,480
Net realized gains	+	392	1,423,625 [1]

Increase in net assets from operations		139,285	1,587,105

Distributions to Shareholders

Distributions from net investment income		(138,893)	(163,480)

Transactions in Fund Shares*

Shares sold		839,261,274	666,668,670
Shares reinvested		114,037	132,813
Shares redeemed	+	(1,001,648,786)	(1,005,275,991)

Net transactions in fund shares		(162,273,475)	(338,474,508)

Net Assets

Beginning of period		1,494,956,165	1,832,007,048
Total decrease	+	(162,273,083)	(337,050,883)

End of period		$1,332,683,082	$1,494,956,165

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

32 See financial notes

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price of all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 33

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

34

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

 35

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

A fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

36

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Payments under the annual Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Shareholder Service Fees

Schwab Retirement Advantage Money Fund	0.22%
Schwab Investor Money Fund	0.25%

Contractual Expense Limitations

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the Schwab Retirement Advantage Money Fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, to 0.49% through April 29, 2013, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund expenses equal to 0.035% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the

 37

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

funds’ future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Retirement Advantage Money Fund	$428,510	$1,024,503	$1,817,734	$3,270,747
Schwab Investor Money Fund	$2,068,715	$3,969,429	$4,664,552	$10,702,696

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Retirement Advantage Money Fund	$3,000,000
Schwab Investor Money Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

On September 14, 2010, The Charles Schwab Corporation made a payment of $471,270 to Schwab Retirement Advantage Fund and $1,351,086 to Schwab Investor Money Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.1% of the funds’ net assets on that date.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Undistributed ordinary income	$30,505	$—

38

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2017	$—	$84,641

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and had capital losses utilized as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital losses utilized	$—	$392

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Current period distributions
Ordinary income	$87,958	$138,893

Prior period distributions
Ordinary income	$88,624	$163,480

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital shares	($1,071)	$—
Undistributed net investment income	1,266	—
Net realized capital gains and losses	(195)	—

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

 39

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

 41

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

42

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 43

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

44

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 45

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

46

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 47

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
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Schwab Advisor Cash Reserves ®

Annual Report
December 31, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Advisor Cash Reserves 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about the fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Advisor Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Advisor Cash Reserves 5

Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 45 days early in the second half of 2011 to approximately 39 days by mid-September, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 31 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	49.6%
16-30 Days	15.9%
31-60 Days	14.6%
61-90 Days	13.1%
91-120 Days	3.0%
More than 120 Days	3.8%

 Statistics

Weighted Average Maturity[3]	31 Days
Credit Quality Of Holdings[4] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	19.0%
Financial Company	9.6%
Other	3.7%
Certificate Of Deposit	28.1%
Government Agency Debt[2]	16.4%
Other Instrument	2.4%
Other Note	1.9%
Variable Rate Demand Note	1.0%
Other Municipal Debt	0.2%
Repurchase Agreement
Government Agency	16.6%
Treasury	0.7%
Other	0.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Advisor Cash Reserves

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Advisor Cash Reserves
	Sweep	Premier Sweep
	Shares	Shares

Ticker Symbol	SWQXX	SWZXX
Minimum Initial Investment[1]	**	**

Seven-Day Yield[2]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.09%	-0.16%

Seven-Day Effective Yield[2]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Premier Sweep Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.40% and 0.33% to the seven-day yields of the Sweep Shares and Premier Sweep Shares, respectively.

Schwab Advisor Cash Reserves 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Advisor Cash Reserves®
Sweep Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12
Premier Sweep Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.13		2.36	4.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[3]	0.34	[3]	0.53	[3,4]	0.65 [5]	0.66
Gross operating expenses	0.73		0.73		0.76		0.75	0.75
Net investment income (loss)	0.01		0.01		0.14		2.34	4.67
Net assets, end of period ($ x 1,000,000)	6,035		5,617		5,786		7,286	6,416

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Premier Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total Return (%)	0.01		0.01		0.16		2.43	4.86

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[3]	0.34	[3]	0.50	[3,4]	0.58 [5]	0.59
Gross operating expenses	0.73		0.73		0.76		0.75	0.75
Net investment income (loss)	0.01		0.01		0.17		2.42	4.74
Net assets, end of period ($ x 1,000,000)	14,727		15,342		14,132		16,245	15,023

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.47% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.64% for Sweep Shares and 0.57% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Advisor Cash Reserves

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

73.1%	Fixed-Rate Obligations	15,175,126,781	15,175,126,781
9.2%	Variable-Rate Obligations	1,904,041,199	1,904,041,199
17.7%	Repurchase Agreements	3,678,293,032	3,678,293,032

100.0%	Total Investments	20,757,461,012	20,757,461,012
0.0%	Other Assets and Liabilities, Net		4,271,008

100.0%	Net Assets		20,761,732,020

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 73.1% of net assets

Asset Backed Commercial Paper 19.0%
Alpine Securitization Corp	a,b,c	0.23%		01/03/12	4,000,000	3,999,949
	a,b,c	0.23%		01/06/12	27,000,000	26,999,137
	a,b,c	0.23%		01/12/12	132,000,000	131,990,723
	a,b,c	0.23%		01/18/12	3,000,000	2,999,674

Amsterdam Funding Corp	a,b,c	0.32%		01/05/12	30,000,000	29,998,933
	a,b,c	0.32%		01/09/12	17,000,000	16,998,791
	a,b,c	0.30%		01/18/12	30,000,000	29,995,750
	a,b,c	0.30%		01/20/12	45,000,000	44,992,875
	a,b,c	0.30%		01/25/12	35,000,000	34,993,000

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	83,000,000	82,998,571
	a,b,c	0.31%		01/09/12	55,000,000	54,996,211
	a,b,c	0.31%		01/19/12	29,000,000	28,995,505
	a,b,c	0.44%		02/06/12	55,000,000	54,975,800

CAFCO, LLC	a,b,c	0.31%		01/23/12	37,000,000	36,992,991
	a,b,c	0.40%		02/01/12	22,000,000	21,992,422
	a,b,c	0.39%		02/03/12	78,000,000	77,972,115
	a,b,c	0.40%		02/07/12	22,000,000	21,990,956
	a,b,c	0.43%		03/06/12	22,000,000	21,982,919
	a,b,c	0.51%		04/10/12	4,000,000	3,994,333

Cancara Asset Securitisation, LLC	a,b,c	0.31%		01/09/12	10,000,000	9,999,311
	a,b,c	0.31%		01/10/12	48,000,000	47,996,280
	a,b,c	0.30%		01/11/12	5,000,000	4,999,583
	a,b,c	0.30%		01/13/12	20,000,000	19,998,000
	a,b,c	0.31%		01/17/12	132,000,000	131,981,813

Chariot Funding, LLC	a,b,c	0.22%		01/05/12	50,000,000	49,998,778
	a,b,c	0.23%		01/06/12	6,000,000	5,999,808
	a,b,c	0.22%		01/09/12	86,000,000	85,995,796
	a,b,c	0.22%		01/13/12	59,000,000	58,995,673
	a,b,c	0.22%		01/20/12	4,000,000	3,999,536

10 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.22%		01/23/12	49,000,000	48,993,412
	a,b,c	0.23%		01/23/12	13,000,000	12,998,173
	a,b,c	0.15%		02/03/12	7,300,000	7,298,996
	a,b,c	0.22%		02/07/12	11,000,000	10,997,513
	a,b,c	0.23%		02/07/12	23,000,000	22,994,563
	a,b,c	0.22%		02/08/12	15,000,000	14,996,517
	a,b,c	0.22%		02/21/12	2,000,000	1,999,377

Ciesco, LLC	a,b,c	0.31%		01/17/12	32,000,000	31,995,591
	a,b,c	0.40%		02/01/12	100,000,000	99,965,556
	a,b,c	0.40%		02/21/12	4,000,000	3,997,733
	a,b,c	0.50%		04/09/12	8,000,000	7,989,000
	a,b,c	0.55%		05/16/12	19,000,000	18,960,522

CRC Funding, LLC	a,b,c	0.31%		01/18/12	2,000,000	1,999,707
	a,b,c	0.40%		02/01/12	188,000,000	187,935,244
	a,b,c	0.58%		05/17/12	73,000,000	72,838,873

Crown Point Capital Company, LLC	a,b,c	0.50%		01/05/12	18,000,000	17,999,000

Fairway Finance Co, LLC	a,b,c	0.23%		01/05/12	10,000,000	9,999,744
	a,b,c	0.19%		01/19/12	11,000,000	10,998,955
	a,b,c	0.18%		02/22/12	6,000,000	5,998,440

Govco, LLC	a,b,c	0.32%		01/03/12	53,000,000	52,999,058
	a,b,c	0.32%		01/04/12	1,000,000	999,973
	a,b,c	0.32%		01/09/12	24,000,000	23,998,293
	a,b,c	0.33%		01/10/12	64,000,000	63,994,720
	a,b,c	0.32%		01/17/12	47,000,000	46,993,316
	a,b,c	0.33%		01/17/12	52,000,000	51,992,373
	a,b,c	0.32%		01/19/12	13,000,000	12,997,920
	a,b,c	0.32%		01/24/12	66,000,000	65,986,507
	a,b,c	0.34%		01/30/12	124,000,000	123,966,038
	a,b,c	0.35%		02/03/12	6,000,000	5,998,075
	a,b,c	0.37%		02/16/12	27,000,000	26,987,235
	a,b,c	0.43%		02/16/12	7,000,000	6,996,154
	a,b,c	0.40%		02/22/12	5,000,000	4,997,111
	a,b,c	0.42%		02/28/12	24,000,000	23,983,760
	a,b,c	0.52%		05/07/12	20,000,000	19,963,311
	a,b,c	0.63%		06/20/12	1,000,000	997,007
	a,b,c	0.62%		06/21/12	10,000,000	9,970,378

Grampian Funding, LLC	a,b,c	0.30%		01/06/12	30,000,000	29,998,750
	a,b,c	0.31%		01/10/12	19,000,000	18,998,527
	a,b,c	0.31%		01/11/12	30,000,000	29,997,417
	a,b,c	0.32%		01/23/12	58,000,000	57,988,658
	a,b,c	0.43%		02/02/12	44,000,000	43,983,182

Jupiter Securitization Corp	a,b,c	0.20%		01/12/12	49,000,000	48,997,006
	a,b,c	0.22%		01/13/12	10,000,000	9,999,267
	a,b,c	0.12%		01/18/12	1,200,000	1,199,932
	a,b,c	0.23%		02/06/12	10,000,000	9,997,700
	a,b,c	0.22%		02/07/12	16,000,000	15,996,382
	a,b,c	0.18%		02/08/12	15,000,000	14,997,150
	a,b,c	0.18%		02/10/12	43,000,000	42,991,400
	a,b,c	0.22%		02/16/12	30,000,000	29,991,567
	a,b,c	0.22%		02/21/12	15,000,000	14,995,325
	a,b,c	0.22%		03/05/12	30,000,000	29,988,267
	a,b,c	0.22%		03/06/12	30,000,000	29,988,083
	a,b,c	0.22%		03/07/12	30,000,000	29,987,900
	a,b,c	0.22%		03/15/12	6,000,000	5,997,287
	a,b,c	0.25%		04/04/12	115,000,000	114,924,931

Market Street Funding Corp	a,b,c	0.23%		01/10/12	4,000,000	3,999,770

See financial notes 11

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.23%		01/11/12	10,031,000	10,030,359
	a,b,c	0.23%		01/18/12	30,023,000	30,019,739
	a,b,c	0.23%		01/26/12	10,035,000	10,033,397
	a,b,c	0.23%		01/27/12	10,000,000	9,998,339
	a,b,c	0.23%		03/14/12	32,000,000	31,985,076
	a,b,c	0.23%		03/16/12	47,000,000	46,977,479
	a,b,c	0.23%		03/20/12	3,040,000	3,038,466
	a,b,c	0.23%		03/21/12	49,000,000	48,974,956
	a,b,c	0.22%		03/28/12	9,000,000	8,995,215

Old Line Funding, LLC	a,b,c	0.23%		01/20/12	23,000,000	22,997,208

Sheffield Receivables Corp	a,b,c	0.26%		01/05/12	84,000,000	83,997,573

Solitaire Funding, LLC	a,b,c	0.31%		01/03/12	65,000,000	64,998,881
	a,b,c	0.26%		01/17/12	4,000,000	3,999,538

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	18,434,000	18,432,198
	a,b,c	0.31%		01/17/12	29,000,000	28,996,004
	a,b,c	0.31%		01/19/12	41,000,000	40,993,645
	a,b,c	0.30%		01/20/12	22,000,000	21,996,517
	a,b,c	0.31%		01/20/12	93,000,000	92,984,784

Thunder Bay Funding, LLC	a,b,c	0.23%		01/09/12	30,815,000	30,813,425
	a,b,c	0.23%		01/20/12	41,202,000	41,196,998
	a,b,c	0.25%		01/23/12	31,000,000	30,995,264
	a,b,c	0.23%		01/24/12	17,000,000	16,997,502
	a,b,c	0.23%		02/01/12	18,030,000	18,026,429
	a,b,c	0.23%		02/02/12	23,437,000	23,432,208
	a,b,c	0.23%		02/06/12	47,487,000	47,476,078
	a,b,c	0.22%		03/20/12	15,000,000	14,992,758

Variable Funding Capital Corp	a,b,c	0.22%		01/24/12	24,000,000	23,996,627
	a,b,c	0.25%		01/25/12	57,000,000	56,990,500
	a,b,c	0.22%		02/02/12	25,000,000	24,995,111

Windmill Funding Corp	a,b,c	0.27%		01/03/12	8,000,000	7,999,880
	a,b,c	0.30%		01/03/12	92,000,000	91,998,467
	a,b,c	0.30%		01/12/12	26,000,000	25,997,617
	a,b,c	0.30%		01/18/12	6,000,000	5,999,150
	a,b,c	0.30%		01/19/12	27,000,000	26,995,950
	a,b,c	0.28%		02/02/12	4,000,000	3,999,004

						3,941,974,221

Financial Company Commercial Paper 7.8%
Barclays US Funding Corp	a	0.20%		01/27/12	97,000,000	96,985,989
	a	0.20%		01/30/12	62,000,000	61,990,011

BNZ International Funding Ltd	a	0.34%		01/11/12	34,000,000	33,996,789

Commonwealth Bank of Australia	c	0.63%		06/15/12	25,000,000	24,927,375

Danske Corp	a,c	0.30%		01/09/12	9,000,000	8,999,400
	a,c	0.31%		01/09/12	71,000,000	70,995,109

General Electric Capital Corp		0.25%		01/04/12	105,000,000	104,997,812
		0.26%		01/11/12	111,000,000	110,991,983
		0.22%		01/18/12	223,000,000	222,976,833
		0.27%		03/26/12	41,000,000	40,973,862
		0.28%		04/03/12	18,000,000	17,986,980
		0.28%		04/12/12	6,000,000	5,995,240
		0.26%		04/18/12	8,000,000	7,993,760
		0.21%		04/27/12	5,000,000	4,996,588

12 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

HSBC USA, Inc		0.25%		01/24/12	7,000,000	6,998,882
		0.27%		03/15/12	92,000,000	91,948,940

JP Morgan Chase & Co		0.01%		01/03/12	54,000,000	53,999,970

Lloyds TSB Bank PLC		0.20%		01/03/12	64,000,000	63,999,289

RBS Holdings USA Inc	a,c	0.31%		01/05/12	62,000,000	61,997,864
	a,c	0.31%		01/12/12	7,000,000	6,999,337

Skandinaviska Enskilda Banken AB		0.25%		01/17/12	13,000,000	12,998,556

Societe Generale North America, Inc	a	0.54%		02/13/12	39,000,000	38,974,845

UBS Finance (Delaware), Inc	a	0.17%		01/03/12	84,000,000	83,999,207
	a	0.17%		01/06/12	130,000,000	129,997,021
	a	0.19%		01/10/12	27,000,000	26,998,717

Westpac Banking Corp	c	0.39%		02/21/12	180,000,000	179,901,825
	c	0.25%		03/19/12	50,000,000	49,972,917

						1,623,595,101

Other Commercial Paper 3.7%
BHP Billiton Finance (USA) Ltd	a,c	0.18%		01/26/12	4,000,000	3,999,500
	a,c	0.19%		02/16/12	56,000,000	55,986,404

General Electric Co		0.14%		03/28/12	207,000,000	206,929,965

Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.27%		01/05/12	7,500,000	7,500,000
	a	0.20%		01/30/12	5,000,000	5,000,000

Reckitt Benckiser Treasury Services PLC	a,c	0.12%		01/04/12	9,185,000	9,184,908
	a,c	0.35%		01/23/12	25,000,000	24,994,653
	a,c	0.52%		02/24/12	7,000,000	6,994,540
	a,c	0.60%		06/01/12	27,000,000	26,931,600
	a,c	0.60%		07/02/12	2,000,000	1,993,900

Toyota Motor Credit Corp	a	0.28%		03/01/12	180,000,000	179,916,000
	a	0.28%		03/02/12	20,000,000	19,990,511
	a	0.50%		04/30/12	74,000,000	73,876,667
	a	0.55%		05/14/12	80,000,000	79,836,222
	a	0.60%		05/23/12	43,000,000	42,897,517

Univ of California
CP Series B		0.17%		01/12/12	20,500,000	20,498,935

						766,531,322

Certificate of Deposit 24.3%
Australia & New Zealand Banking Group Ltd		0.25%		05/02/12	71,000,000	71,000,000

Bank of Montreal		0.16%		01/03/12	179,000,000	179,000,000
		0.12%		01/05/12	111,000,000	111,000,000
		0.25%		01/06/12	15,000,000	15,000,000
		0.07%		01/11/12	75,000,000	75,000,000
		0.07%		01/12/12	54,000,000	54,000,000
		0.23%		03/05/12	42,000,000	42,000,000

Bank of Nova Scotia		0.25%		01/06/12	85,000,000	85,000,000
		0.29%		01/17/12	4,000,000	4,000,000
		0.29%		01/23/12	27,000,000	27,000,000
		0.29%		01/24/12	100,000,000	100,000,000

See financial notes 13

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.31%		02/07/12	21,000,000	21,000,000
		0.47%		05/14/12	33,000,000	33,000,000
		0.50%		05/15/12	123,000,000	123,000,000
		0.50%		05/23/12	5,000,000	5,000,000

Bank of the West		0.26%		01/18/12	26,000,000	26,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.09%		01/04/12	22,000,000	22,000,000
		0.08%		01/06/12	63,000,000	63,000,000
		0.20%		01/10/12	61,000,000	61,000,000
		0.20%		01/23/12	99,000,000	99,000,000
		0.22%		01/27/12	12,000,000	12,000,000
		0.22%		02/01/12	33,000,000	33,000,000

Barclays Bank PLC		0.47%		02/06/12	80,000,000	80,000,000

BNP Paribas		0.58%		02/09/12	24,000,000	24,000,000
		0.57%		02/17/12	13,000,000	13,000,000
		0.56%		03/08/12	21,000,000	21,000,000

Branch Banking & Trust Co
		0.29%		02/10/12	34,000,000	34,000,000
		0.30%		03/23/12	38,000,000	38,000,000
		0.31%		04/19/12	50,000,000	50,000,000

Canadian Imperial Bank of Commerce		0.10%		01/04/12	177,000,000	177,000,000
		0.08%		01/20/12	2,000,000	2,000,000

Citibank, NA		0.35%		03/20/12	134,000,000	134,000,000
		0.52%		05/29/12	54,000,000	54,000,000
		0.52%		05/30/12	5,000,000	5,000,000
		0.60%		06/20/12	2,000,000	2,000,000

Commonwealth Bank of Australia		0.36%		04/10/12	186,000,000	186,000,000

Credit Suisse AG		0.20%		01/03/12	240,000,000	240,000,000

Mitsubishi UFJ Trust & Banking Corp		0.24%		01/27/12	20,000,000	20,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	104,000,000	104,000,000
		0.20%		01/26/12	102,000,000	102,000,000

National Australia Bank Ltd		0.32%		02/21/12	72,000,000	72,000,000
		0.36%		03/07/12	101,000,000	101,000,463
		0.50%		04/05/12	8,000,000	8,000,000
		0.50%		04/10/12	65,000,000	65,000,000
		0.50%		04/13/12	2,000,000	2,000,000
		0.63%		05/29/12	23,000,000	23,000,000

Royal Bank of Scotland PLC		0.28%		01/04/12	79,000,000	79,000,000
		0.28%		01/06/12	35,000,000	35,000,000
		0.28%		01/12/12	26,000,000	26,000,000
		0.28%		01/18/12	13,000,000	13,000,000
		0.28%		01/24/12	1,000,000	1,000,000
		0.23%		01/26/12	12,000,000	12,000,000
		0.58%		02/17/12	16,000,000	16,000,000
		0.82%		04/19/12	61,000,000	61,000,000
		0.82%		04/27/12	35,000,000	35,000,000

Skandinaviska Enskilda Banken AB		0.32%		02/01/12	21,000,000	21,000,000

State Street Bank & Trust Company, NA		0.10%		01/12/12	253,000,000	253,000,000

Sumitomo Mitsui Banking Corp		0.17%		01/11/12	86,000,000	86,000,000

14 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.21%		01/30/12	3,000,000	3,000,000

Sumitomo Trust & Banking Co Ltd		0.15%		01/06/12	208,000,000	208,000,000
		0.24%		01/27/12	102,000,000	102,000,000

Svenska Handelsbanken AB		0.15%		01/13/12	86,000,000	86,000,000
		0.12%		01/17/12	64,000,000	64,000,000
		0.12%		01/19/12	108,000,000	108,000,000

Swedbank AB		0.20%		01/05/12	79,000,000	79,000,000

Toronto-Dominion Bank		0.22%		01/04/12	50,000,000	50,000,000
		0.07%		01/11/12	305,000,000	305,000,000
		0.07%		01/17/12	33,000,000	33,000,000
		0.21%		01/19/12	188,000,000	188,000,000
		0.21%		02/13/12	73,000,000	73,000,000
		0.21%		04/02/12	36,000,000	36,000,000
		0.38%		05/01/12	100,000,000	100,000,000

UBS AG		0.19%		01/06/12	23,000,000	23,000,000
		0.20%		01/17/12	3,000,000	3,000,000
		0.20%		01/18/12	35,000,000	35,000,000

Union Bank, NA		0.36%		02/22/12	40,000,000	40,000,000
		0.40%		03/08/12	15,000,000	15,000,000
		0.40%		03/15/12	24,000,000	24,000,000
		0.45%		04/11/12	1,000,000	1,000,000

						5,032,000,463

Government Agency Debt 15.9%
Fannie Mae		0.02%		01/03/12	52,357,000	52,356,942
		0.04%		01/04/12	100,000,000	99,999,708
		0.04%		01/11/12	4,000,000	3,999,961
		0.03%		01/17/12	17,600,000	17,599,796
		0.05%		01/17/12	1,200,000	1,199,973
		0.03%		02/22/12	50,000,000	49,997,833
		0.03%		02/23/12	18,000,000	17,999,205
		0.02%		02/29/12	85,000,000	84,997,296
		0.04%		02/29/12	2,250,000	2,249,871
		0.02%		03/08/12	43,000,000	42,998,399

Federal Home Loan Bank		0.04%		01/04/12	1,250,000	1,249,996
		0.03%		01/06/12	121,000,000	120,999,496
		0.05%		01/06/12	1,000,000	999,994
		0.05%		01/18/12	16,100,000	16,099,620
		0.02%		01/27/12	24,500,000	24,499,646
		0.04%		02/03/12	30,000,000	29,999,038
		0.03%		02/08/12	205,000,000	204,993,508
		0.04%		02/08/12	31,000,000	30,998,855
		0.03%		02/10/12	62,000,000	61,997,933
		0.04%		02/15/12	9,850,000	9,849,569
		0.02%		02/29/12	45,000,000	44,998,525
		0.02%		03/02/12	55,000,000	54,998,136
		0.04%		03/02/12	5,000,000	4,999,661
		0.02%		03/07/12	40,000,000	39,998,900
		0.02%		03/14/12	50,000,000	49,997,972
		0.02%		03/16/12	85,000,000	84,996,458
		0.03%		03/21/12	100,000,000	99,994,444

Freddie Mac		0.03%		01/03/12	3,000,000	2,999,995
		0.01%		01/09/12	10,000,000	9,999,978
		0.03%		01/09/12	102,000,000	101,999,320
		0.04%		01/09/12	18,000,000	17,999,860

See financial notes 15

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.01%		01/10/12	5,000,000	4,999,988
		0.02%		01/17/12	17,391,000	17,390,845
		0.03%		02/06/12	85,000,000	84,997,450
		0.04%		02/06/12	50,000,000	49,998,250
		0.03%		02/13/12	85,000,000	84,997,313
		0.03%		02/15/12	25,900,000	25,899,029
		0.02%		03/05/12	92,308,000	92,304,718
		0.02%		03/06/12	175,000,000	174,993,681
		0.02%		03/07/12	30,000,000	29,999,175
		0.02%		03/12/12	2,000,000	1,999,921
		0.01%		03/15/12	39,000,000	38,999,198
		0.02%		03/19/12	301,500,000	301,486,935

Straight A Funding, LLC	a,b,c,f	0.19%		01/04/12	22,031,000	22,030,651
	a,b,c,f	0.19%		01/10/12	80,000,000	79,996,200
	a,b,c,f	0.19%		01/24/12	114,000,000	113,986,162
	a,b,c,f	0.15%		02/08/12	75,000,000	74,988,125
	a,b,c,f	0.19%		02/09/12	81,000,000	80,983,327
	a,b,c,f	0.19%		02/10/12	69,558,000	69,543,315
	a,b,c,f	0.19%		02/13/12	30,902,000	30,894,987
	a,b,c,f	0.19%		02/14/12	50,000,000	49,988,389
	a,b,c,f	0.19%		02/22/12	47,000,000	46,987,101
	a,b,c,f	0.19%		02/23/12	95,000,000	94,973,426
	a,b,c,f	0.19%		03/01/12	85,000,000	84,973,083
	a,b,c,f	0.19%		03/02/12	92,012,000	91,982,378
	a,b,c,f	0.19%		03/06/12	10,000,000	9,996,570
	a,b,c,f	0.19%		03/12/12	154,621,000	154,563,061

						3,302,023,166

Other Instrument 2.4%
Australia & New Zealand Banking Group Ltd	j	0.08%		01/05/12	98,000,000	98,000,000

Bank of Nova Scotia	j	0.01%		01/03/12	80,000,000	80,000,000

Chase Bank USA, NA	j	0.00%		01/03/12	45,000,000	45,000,000

Citibank, NA	j	0.06%		01/03/12	30,000,000	30,000,000

Royal Bank of Canada	j	0.01%		01/03/12	250,000,000	250,000,000

						503,000,000

Treasury Debt 0.0%
United States Treasury Department		1.13%		01/15/12	6,000,000	6,002,508

Total Fixed-Rate Obligations
(Cost $15,175,126,781)						15,175,126,781

Variable-Rate Obligations 9.2% of net assets

Financial Company Commercial Paper 1.8%
Commonwealth Bank of Australia	c	0.49%	02/21/12	05/18/12	135,000,000	135,000,000
	c	0.61%	03/22/12	06/22/12	123,000,000	122,952,635

JP Morgan Chase & Co		0.31%	01/13/12	03/13/12	114,000,000	114,000,000

						371,952,635

Certificate of Deposit 3.9%
Canadian Imperial Bank of Commerce		0.38%	01/23/12	07/23/12	92,000,000	92,000,000

Rabobank Nederland		0.34%	01/03/12	05/02/12	100,000,000	100,000,000

16 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Royal Bank of Canada		0.32%	01/05/12	03/05/12	79,000,000	79,000,000
		0.27%	01/03/12	03/27/12	234,000,000	234,000,000
		0.27%	01/03/12	04/09/12	52,000,000	52,000,000
		0.32%	01/03/12	04/12/12	69,000,000	69,000,000

Westpac Banking Corp		0.36%		01/10/12	20,000,000	20,000,000
		0.36%	01/03/12	05/01/12	158,000,000	158,000,000

						804,000,000

Government Agency Debt 0.5%
Freddie Mac	i	0.29%	01/10/12	11/09/12	100,000,000	100,000,000

GFRE Holdings, LLC	a	0.30%		01/06/12	2,885,000	2,885,000

						102,885,000

Variable Rate Demand Note 1.0%
Breckenridge Terrace, LLC
Housing Facilities Revenue Notes Series 1999B	a	0.25%		01/06/12	1,000,000	1,000,000

Cleveland
Airport System Taxable Revenue Bonds Series 2008F	a	0.14%		01/06/12	29,000,000	29,000,000

Eagle Cnty, CO
Housing Facilities RB (The Tarnes at BC, LLC) Series 1999B	a	0.25%		01/06/12	2,000,000	2,000,000

Indiana Health & Educational Facility Financing Auth
Taxable Variable Rate Demand Revenue Bonds (Union Hospital) Series 2006B	a	0.15%		01/06/12	12,545,000	12,545,000

Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.25%		01/06/12	2,885,000	2,885,000

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	139,035,000	139,035,000
Veterans Taxable Refunding Bonds Series 2010B	g	0.15%		01/06/12	12,930,000	12,930,000
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.29%		01/06/12	6,900,000	6,900,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.29%		01/06/12	1,070,000	1,070,000

						207,365,000

Other Note 1.9%
Bank of America, NA	h	0.77%	01/23/12	08/22/12	147,000,000	147,000,000

JPMorgan Chase Bank, NA	i	0.33%	01/23/12	01/18/13	47,000,000	47,000,000
	i	0.43%	01/18/12	01/18/13	90,000,000	90,000,000

Westpac Banking Corp	c,i	0.57%	01/30/12	01/25/13	100,000,000	100,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,838,564	3,838,564

						387,838,564

Other Municipal Debt 0.1%
Univ of California
General Revenue Bonds Series 2011 Y-2		0.33%	01/01/12	07/01/12	30,000,000	30,000,000

Total Variable-Rate Obligations
(Cost $1,904,041,199)						1,904,041,199

See financial notes 17

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 17.7% of net assets

Government Agency Repurchase Agreement 16.6%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $13,557,755, issued 11/04/11, due 01/03/12.		0.18%		01/03/12	13,003,900	13,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $176,400,000, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	168,074,480	168,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $380,023,333, issued 11/23/11, due 01/23/12.		0.23%		01/06/12	365,102,606	365,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $455,260,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	442,002,947	442,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $60,900,001, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	58,014,887	58,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $414,419,891, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	406,294,838	406,293,032

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $130,000,000, issued 12/30/11, due 01/03/12.		0.08%		01/03/12	125,001,111	125,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $100,936,510, issued 11/29/11, due 01/03/12.		0.22%		01/03/12	97,020,747	97,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $47,954,845, issued 10/26/11, due 01/05/12.		0.18%		01/05/12	46,016,330	46,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $212,158,168, issued 12/16/11, due 01/17/12.		0.17%		01/06/12	204,020,230	204,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $507,254,515 issued 10/11/11, due 01/09/12.		0.19%		01/06/12	488,224,073	488,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $67,600,001, issued 12/02/11, due 03/01/12.		0.22%		01/06/12	65,013,903	65,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $206,000,001, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	200,001,111	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $206,000,001, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	200,001,111	200,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $370,800,000, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	360,082,800	360,000,000

18 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

UBS Securities LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $183,600,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	180,001,200	180,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $25,500,000, issued 10/20/11, due 01/19/12.		0.21%		01/06/12	25,011,375	25,000,000

						3,442,293,032

Treasury Repurchase Agreement 0.7%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $51,000,022, issued 12/30/11, due 01/03/12.		0.01%		01/03/12	50,000,056	50,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $96,900,021, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	95,000,211	95,000,000

						145,000,000

Other Repurchase Agreement 0.4%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $26,250,001, issued 12/30/2011, due 01/03/12.		0.24%		01/03/12	25,000,667	25,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $19,950,001, issued 11/01/11, due 02/14/12.	d	0.65%		02/14/12	19,036,021	19,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $36,750,002, issued 10/18/11, due 02/15/12.	d	0.75%		02/15/12	35,087,500	35,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $12,600,000, issued 11/16/11, due 02/29/12.	d	0.69%		02/29/12	12,024,150	12,000,000

						91,000,000

Total Repurchase Agreements
(Cost $3,678,293,032)						3,678,293,032

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $20,757,461,012.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,982,566,527 or 28.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $69,838,564 or 0.3% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Extendible Note - Investor Option
j	Time Deposit

See financial notes 19

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

CP —	Commercial paper
GO —	General obligation
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

20 See financial notes

 Schwab Advisor Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$17,079,167,980
Repurchase agreements, at cost and value	+	3,678,293,032

Total investments, at cost and value (Note 2a)		20,757,461,012
Receivables:
Investments sold		870,000
Interest		3,897,911
Prepaid expenses	+	231,506

Total assets		20,762,460,429

Liabilities

Payables:
Investment adviser and administrator fees		354,898
Accrued expenses	+	373,511

Total liabilities		728,409

Net Assets

Total assets		20,762,460,429
Total liabilities	−	728,409

Net assets		$20,761,732,020

Net Assets by Source
Capital received from investors		20,763,135,349
Net realized capital losses		(1,403,329)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$6,035,041,629		6,035,039,663		$1.00
Premier Sweep Shares	$14,726,690,391		14,726,685,433		$1.00

See financial notes 21

 Schwab Advisor Cash Reserves

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$54,700,441

Expenses

Investment adviser and administrator fees		63,744,550
Shareholder service fees:
Sweep Shares		22,928,684
Premier Sweep Shares		59,228,509
Shareholder reports		823,478
Registration fees		678,767
Custodian fees		517,133
Portfolio accounting fees		495,252
Professional fees		118,961
Trustees’ fees		102,954
Transfer agent fees		34,761
Interest expense		88
Other expenses	+	490,806

Total expenses		149,163,943
Expense reduction by CSIM and/or Schwab	−	96,509,012
Custody credits	−	8,561

Net expenses	−	52,646,370

Net investment income		2,054,071

Realized Gains (Losses)

Net realized losses on investments		(616)

Increase in net assets resulting from operations		$2,053,455

22 See financial notes

 Schwab Advisor Cash Reserves

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$2,054,071	$1,997,903
Net realized gains (losses)	+	(616)	26,795,521 [1]

Increase in net assets from operations		2,053,455	28,793,424

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(573,256)	(565,291)
Premier Sweep Shares	+	(1,480,815)	(1,432,612)

Total distributions from net investment income		(2,054,071)	(1,997,903)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		21,703,474,701	20,396,254,662
Premier Sweep Shares	+	69,113,644,043	66,618,285,602

Total shares sold		90,817,118,744	87,014,540,264

Shares Reinvested
Sweep Shares		493,334	486,309
Premier Sweep Shares	+	1,384,993	1,350,058

Total shares reinvested		1,878,327	1,836,367

Shares Redeemed
Sweep Shares		(21,286,232,784)	(20,573,914,470)
Premier Sweep Shares	+	(69,729,967,805)	(65,428,925,307)

Total shares redeemed		(91,016,200,589)	(86,002,839,777)

Net transactions in fund shares		(197,203,518)	1,013,536,854

Net Assets

Beginning of period		20,958,936,154	19,918,603,779
Total increase or decrease	+	(197,204,134)	1,040,332,375

End of period		$20,761,732,020	$20,958,936,154

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

See financial notes 23

 Schwab Advisor Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Advisor Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Advisor Cash Reserves offers two share classes: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions

24

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 25

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

26

 Schwab Advisor Cash Reserves

Financial Notes (continued)

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

 27

 Schwab Advisor Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses as follows:

Sweep Shares	0.66%
Premier Sweep Shares	0.59%

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each share class of the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could

28

 Schwab Advisor Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

negatively affect the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Advisor Cash Reserves
Sweep Shares	$7,890,129	$15,882,287	$21,168,260	$44,940,676
Premier Sweep Shares	$13,137,784	$30,275,610	$44,182,521	$87,595,915

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund’s aggregate security transactions with other Schwab Funds were $147,000,000.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, The Charles Schwab Corporation made a payment of $25,575,062 to Schwab Advisor Cash Reserves to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.1% of the fund’s net assets on that date.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards of $1,402,713 available to offset future net capital gains before the expiration date of December 31, 2017 and $616 with no expiration.

 29

 Schwab Advisor Cash Reserves

Financial Notes (continued)

8. Federal Income Taxes (continued):

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$2,054,071

Prior period distributions
Ordinary income	$1,997,903

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, no such reclassifications were required.

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Advisor Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Advisor Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

 31

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

32

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 33

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

34

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 35

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

36

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 37

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Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR31382-07

Annual report dated December 31, 2011, enclosed.

Schwab Taxable Money Funds

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

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This wrapper is not part of the shareholder report.

Schwab Taxable Money Funds

Annual Report
December 31, 2011

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Taxable Money Funds 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Taxable Money Funds

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Lynn Paschen, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the Schwab U.S. Treasury Money Fund and Schwab Government Money Fund. She joined the firm in 2011 and has managed money market funds since 2003.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the Schwab Value Advantage Money Fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Value Advantage Money Fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Taxable Money Funds 5

Schwab Government Money Fund™

The Schwab Government Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund principally invests in U.S. government securities, such as U.S. Treasury bills and notes, government agency discount notes, and repurchase agreements. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Although the crisis remains unresolved and very politicized, European leaders are taking additional steps to stem the crisis.

Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality that caused investors to flock to U.S. Treasuries. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. To increase liquidity, the fund’s weighted average maturity (WAM) was shortened from roughly 45 days in early June to only 40 days by the end of July, as a resolution to the U.S. Government’s debt ceiling crisis was unclear. By late August, the debt ceiling had been raised, so the fund’s WAM was extended to capture incremental income for the fund, and finished 2011 at 45 days.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	46.6%
16-30 Days	10.3%
31-60 Days	13.5%
61-90 Days	11.4%
91-120 Days	6.7%
More than 120 Days	11.5%

 Statistics

Weighted Average Maturity[3]	45 Days
Credit Quality Of Holdings[4] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type

% of investments

Government Agency Debt[2]	72.4%
Treasury Debt	4.3%
Repurchase Agreement
Government Agency	20.1%
Treasury	3.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Government Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Government Money Fund
Sweep
Shares

Ticker Symbol	SWGXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.57% to the seven-day yield.

Schwab Government Money Fundtm 7

Schwab U.S. Treasury Money Fund™

The Schwab U.S. Treasury Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government, and under normal circumstances, holds at least 80% of its net assets in U.S. Treasury securities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a non-negative net yield.* In addition, due to the historically high demand and diminished supply of short-term Treasuries, the fund was closed to new investors on September 26. For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Although the crisis remains unresolved and very politicized, European leaders are taking additional steps to stem the crisis.

Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality that caused investors to flock to U.S. Treasuries. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. To increase liquidity, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 46 days at start of July to only 33 days by the end of that month, as a resolution to the U.S. Government’s debt ceiling crisis was unclear. By late August, the U.S. debt-ceiling had been raised, so the fund’s WAM was extended to capture additional income for the fund in the historically low yield environment. At the end of 2011, the fund’s WAM was 53 days.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	27.0%
16-30 Days	19.2%
31-60 Days	23.3%
61-90 Days	9.4%
91-120 Days	9.1%
More than 120 Days	12.0%

 Statistics

Weighted Average Maturity[3]	53 Days
Credit Quality Of Holdings[4] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type2

% of investments

Treasury Debt	83.0%
Government Agency Debt	17.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	The Fund may elect to invest up to 20 percent of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

8 Schwab U.S. Treasury Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab U.S. Treasury Fund
Sweep
Shares

Ticker Symbol	SWUXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.15%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a non-negative net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.54% to the seven-day yield.

Schwab U.S. Treasury Money Fundtm 9

Schwab Value Advantage Money Fund®

The Schwab Value Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 45 days early in the second half of 2011 to approximately 36 days by the end of September, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 33 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	48.8%
16-30 Days	19.8%
31-60 Days	10.2%
61-90 Days	12.2%
91-120 Days	4.3%
More than 120 Days	4.7%

 Statistics

Weighted Average Maturity[3]	33 Days
Credit Quality Of Holdings[4] % of portfolio	99.95% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	15.3%
Financial Company	7.8%
Other	2.9%
Certificate Of Deposit	30.3%
Government Agency Debt[2]	16.9%
Other Instrument	2.8%
Other Note	6.1%
Variable Rate Demand Note	0.8%
Other Municipal Debt	0.2%
Repurchase Agreement
Government Agency	15.2%
Treasury	0.8%
Other	0.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

10 Schwab Value Advantage Money Fund®

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Value Advantage Money Fund
	Investor	Select	Institutional	Institutional Prime
	Shares	Shares®	Shares	Shares®

Ticker Symbol	SWVXX	SWBXX	SWAXX	SNAXX
Minimum Initial Investment[1]	$25,000[2]	$1,000,000	$3,000,000	$10,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.02%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.15%	-0.15%	-0.11%	-0.11%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Investor Shares and Select Shares was 0.01% throughout the entire period.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver (if any). The voluntary expense waiver added 0.20%, 0.10% and 0.02% to the seven-day yield of the Investor Shares, Select Shares and Institutional Shares, respectively.

Schwab Value Advantage Money Fund® 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Government Money Fundtm
Actual Return	0.13%	$1,000	$1,000.10	$0.66
Hypothetical 5% Return	0.13%	$1,000	$1,024.55	$0.66

Schwab U.S. Treasury Money Fundtm
Actual Return	0.03%	$1,000	$1,000.10	$0.15
Hypothetical 5% Return	0.03%	$1,000	$1,025.05	$0.15

Schwab Value Advantage Money Fund®
Investor Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12
Select Shares®
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12
Institutional Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12
Institutional Prime Shares®
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

12 Schwab Taxable Money Funds

Schwab Government Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.09		1.98	4.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.15	[2]	0.23	[2]	0.50	[2,3]	0.73 [4]	0.74
Gross operating expenses	0.73		0.73		0.74		0.75	0.75
Net investment income (loss)	0.01		0.01		0.09		1.86	4.41
Net assets, end of period ($ x 1,000,000)	17,829		14,514		14,555		15,473	7,544

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.
4 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 13

 Schwab Government Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

60.8%		Fixed-Rate Obligations	10,831,265,062	10,831,265,062
18.1%		Variable-Rate Obligations	3,235,029,090	3,235,029,090
23.9%		Repurchase Agreements	4,265,117,811	4,265,117,811

102.8%		Total Investments	18,331,411,963	18,331,411,963
(2	.8)%	Other Assets and Liabilities, Net		(501,915,752)

100.0%		Net Assets		17,829,496,211

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 60.8% of net assets

Government Agency Debt 56.4%
Fannie Mae		0.07%		01/03/12	479,362,500	479,360,605
		0.08%		01/03/12	485,088,000	485,085,894
		0.14%		01/09/12	50,000,000	49,998,444
		0.05%		01/11/12	100,000,000	99,998,750
		0.88%		01/12/12	43,526,000	43,536,315
		0.15%		01/17/12	150,000,000	149,990,000
		0.19%		01/17/12	50,000,000	49,995,778
		0.08%		02/01/12	1,166,440,016	1,166,362,091
		0.05%		02/01/12	70,973,000	70,970,141
		0.14%		02/16/12	150,000,000	149,973,167
		0.17%		03/01/12	200,000,000	199,943,333
		0.18%		03/01/12	150,000,000	149,955,000
		0.08%		03/01/12	82,876,000	82,865,295
		0.10%		03/01/12	650,000,000	649,891,667
		0.08%		03/05/12	50,000,000	49,992,889
		0.07%		04/02/12	17,299,500	17,296,635
		0.07%		04/02/12	292,320,000	292,268,043
		0.06%		04/02/12	123,814,000	123,794,655
		0.16%		04/02/12	19,130,000	19,122,178
		0.03%		04/16/12	125,000,000	124,988,958
		0.12%		04/16/12	100,000,000	99,964,667
		0.06%		05/07/12	250,000,000	249,947,083
		0.08%		06/18/12	75,000,000	74,971,833
		0.05%		07/09/12	95,000,000	94,974,931

Federal Home Loan Bank		0.04%		01/04/12	50,000,000	49,999,833
		0.04%		01/06/12	150,000,000	149,999,271
		0.03%		01/11/12	92,000,000	91,999,361
		0.04%		01/11/12	85,000,000	84,999,056
		0.03%		01/18/12	50,000,000	49,999,410
		0.65%		01/30/12	1,000,000	1,000,451
		0.32%		02/01/12	100,000,000	99,999,745
		0.04%		02/08/12	9,539,000	9,538,648
		0.03%		02/10/12	90,000,000	89,997,000

14 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.20%		02/13/12	6,500,000	6,498,447
		0.02%		02/17/12	9,400,000	9,399,816
		0.01%		02/17/12	267,000,000	266,998,257
		0.12%		03/01/12	250,000,000	249,968,079
		0.13%		03/15/12	150,000,000	149,984,143
		0.11%		03/21/12	40,755,000	40,755,770
		0.14%		03/22/12	77,500,000	77,506,637
		0.15%		05/15/12	75,000,000	74,957,812
		0.14%		06/06/12	15,000,000	14,997,220
	d	0.33%		07/16/12	50,000,000	50,008,897
		0.23%		08/03/12	94,500,000	94,370,194
	d	0.37%		09/21/12	100,000,000	100,000,000
	d	0.32%		11/23/12	50,000,000	50,000,000
	d	0.30%		12/07/12	50,000,000	50,000,000

Freddie Mac		5.75%		01/15/12	2,179,000	2,183,713
		0.02%		01/24/12	19,558,000	19,557,813
		0.05%		01/24/12	33,000	32,999
		0.10%		01/24/12	5,000,000	4,999,681
		0.10%		02/23/12	100,000,000	99,985,278
		0.01%		03/15/12	150,000,000	149,996,917
		2.13%		03/23/12	43,684,000	43,881,482
		0.01%		03/27/12	92,000,000	91,997,802
		0.15%		04/03/12	60,000,000	59,976,750
		0.09%		04/03/12	148,000,000	147,965,590
		0.01%		04/05/12	340,000,000	339,991,028
		0.05%		05/01/12	185,000,000	184,968,910
		0.04%		05/09/12	100,000,000	99,985,667
		0.05%		05/09/12	85,000,000	84,984,771
		0.06%		05/21/12	46,000,000	45,989,190
		0.04%		05/22/12	50,000,000	49,992,111
		0.06%		05/25/12	150,000,000	149,963,750
		0.14%		06/01/12	50,000,000	49,970,444
		0.07%		07/10/12	215,000,000	214,920,151
		0.10%		07/11/12	200,000,000	199,893,333
		0.07%		08/01/12	75,000,000	74,968,937

Straight A Funding, LLC	a,b,e,f	0.19%		01/03/12	70,000,000	69,999,261
	a,b,e,f	0.19%		01/05/12	180,000,000	179,996,200
	a,b,e,f	0.19%		01/10/12	70,000,000	69,996,675
	a,b,e,f	0.14%		01/11/12	81,013,000	81,009,850
	a,b,e,f	0.10%		01/12/12	10,000,000	9,999,694
	a,b,e,f	0.10%		01/19/12	20,000,000	19,999,000
	a,b,e,f	0.19%		02/02/12	104,000,000	103,982,435
	a,b,e,f	0.19%		02/03/12	24,000,000	23,995,820
	a,b,e,f	0.19%		02/06/12	91,000,000	90,982,710
	a,b,e,f	0.19%		02/09/12	77,000,000	76,984,151
	a,b,e,f	0.19%		02/10/12	15,009,000	15,005,831
	a,b,e,f	0.19%		02/14/12	50,000,000	49,988,389
	a,b,e,f	0.19%		02/24/12	130,000,000	129,962,950
	a,b,e,f	0.19%		02/28/12	15,009,000	15,004,406
	a,b,e,f	0.19%		03/05/12	23,000,000	22,992,231
	a,b,e,f	0.19%		03/06/12	41,025,000	41,010,926
	a,b,e,f	0.19%		03/09/12	30,126,000	30,115,188
	a,b,e,f	0.19%		03/14/12	60,036,000	60,012,869

						10,045,471,302

Treasury Debt 4.4%
United States Treasury Department		0.03%		01/05/12	100,000,000	99,999,667
		0.06%		01/05/12	50,000,000	49,999,667
		0.06%		01/12/12	115,000,000	114,997,892
		1.13%		01/15/12	35,000,000	35,014,632
		0.02%		01/19/12	215,000,000	214,997,850
		0.07%		01/19/12	75,000,000	74,997,375

See financial notes 15

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.05%		01/26/12	95,000,000	94,996,701
		1.88%		06/15/12	100,000,000	100,789,976

						785,793,760

Total Fixed-Rate Obligations
(Cost $10,831,265,062)						10,831,265,062

Variable-Rate Obligations 18.1% of net assets

Government Agency Debt 18.1%
Fannie Mae		0.28%	01/26/12	07/26/12	200,000,000	200,028,832
		0.31%	01/23/12	08/23/12	100,000,000	99,980,454
		0.27%	01/03/12	12/03/12	217,255,000	217,282,743
		0.24%	01/03/12	01/10/13	5,000,000	5,002,609

Farm Credit System		0.18%	01/03/12	08/15/12	45,000,000	44,997,915
		0.19%	01/04/12	02/04/13	75,000,000	75,000,283
		0.21%	01/21/12	02/21/13	95,000,000	95,011,797

Federal Home Loan Bank		0.15%	01/03/12	01/13/12	100,000,000	99,999,336
		0.24%	01/03/12	02/03/12	125,000,000	125,004,600
		0.20%	01/03/12	07/24/12	75,000,000	74,989,361
		0.24%	01/10/12	08/10/12	100,000,000	99,975,475
		0.18%	01/03/12	08/24/12	100,000,000	99,995,093
		0.17%	01/03/12	09/19/12	100,000,000	99,985,504
		0.26%	01/03/12	04/11/13	90,000,000	90,017,450
		0.25%	01/03/12	06/07/13	122,500,000	122,500,000

Freddie Mac		0.24%	01/16/12	02/16/12	100,000,000	99,994,921
		0.24%	01/03/12	04/03/12	200,000,000	199,979,323
		0.26%	01/11/12	05/11/12	100,000,000	99,982,062
		0.21%	01/03/12	10/12/12	75,000,000	75,013,013
	d	0.29%	01/10/12	11/09/12	150,000,000	150,000,000
		0.22%	01/27/12	12/27/12	100,460,000	100,490,160
		0.24%	01/03/12	01/24/13	120,000,000	120,021,551
		0.22%	01/04/12	02/04/13	200,000,000	199,888,488
		0.25%	01/21/12	03/21/13	115,000,000	115,068,953
		0.22%	01/06/12	05/06/13	350,000,000	349,933,176
		0.22%	01/03/12	06/03/13	25,000,000	24,996,663
		0.23%	01/17/12	06/17/13	150,000,000	149,889,328

Total Variable-Rate Obligations
(Cost $3,235,029,090)						3,235,029,090

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 23.9% of net assets

Government Agency Repurchase Agreement 20.6%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $525,000,001, issued 09/26/11, due 01/03/12.		0.17%		01/03/12	500,233,750	500,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $510,000,045, issued 12/19/11, due 01/18/12.		0.06%		01/06/12	500,015,000	500,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $524,552,027, issued 12/02/11, due 03/09/12.		0.22%		01/06/12	500,106,944	500,000,000

16 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $10,320,381, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	10,117,856	10,117,811
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $204,000,246, issued 11/22/11, due 01/23/12.	c	0.23%		01/23/12	200,079,222	200,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $313,045,430, issued 09/27/11, due 01/03/12.		0.18%		01/03/12	300,147,000	300,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $208,460,033, issued 10/21/11, due 01/31/12.		0.22%		01/06/12	200,094,111	200,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $105,000,000, issued 12/30/11, due 01/03/12.		0.10%		01/03/12	100,001,111	100,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $157,500,000, issued 11/23/11, due 01/23/12.	c	0.22%		01/23/12	150,055,917	150,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $412,000,001, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	400,002,222	400,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $530,450,000, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	515,002,861	515,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $206,000,000, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	200,046,000	200,000,000

Morgan Stanley & Co. LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $102,000,001, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	100,000,667	100,000,000

						3,675,117,811

Treasury Repurchase Agreement 3.3%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $601,800,051, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	590,001,311	590,000,000

Total Repurchase Agreements
(Cost $4,265,117,811)						4,265,117,811

End of Investments.

See financial notes 17

 Schwab Government Money Fund

Portfolio Holdings continued

At 12/31/11, the tax basis cost of the fund’s investments was $18,331,411,963.

a	Credit-enhanced security.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,091,038,586 or 6.1% of net assets.
c	Illiquid security. At the period end, the value of these amounted to $350,000,000 or 2.0% of net assets.
d	Callable security.
e	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
f	Asset-backed security.

18 See financial notes

 Schwab Government Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$14,066,294,152
Repurchase agreements, at cost and value	+	4,265,117,811

Total investments, at cost and value (Note 2a)		18,331,411,963
Cash		1
Receivables:
Interest		2,664,983
Prepaid expenses	+	159,494

Total assets		18,334,236,441

Liabilities

Payables:
Investments bought		504,329,474
Shareholder services fees		163,628
Accrued expenses	+	247,128

Total liabilities		504,740,230

Net Assets

Total assets		18,334,236,441
Total liabilities	−	504,740,230

Net assets		$17,829,496,211

Net Assets by Source
Capital received from investors		17,829,463,022
Net investment income not yet distributed		4,338
Net realized capital gains		28,851

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,829,496,211		17,830,405,158		$1.00

See financial notes 19

 Schwab Government Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$24,442,295

Expenses

Investment adviser and administrator fees		48,456,222
Shareholder service fees		61,541,630
Registration fees		493,816
Shareholder reports		384,182
Portfolio accounting fees		355,030
Custodian fees		334,563
Professional fees		97,607
Trustees’ fees		82,911
Transfer agent fees		18,542
Interest expense		1
Other expenses	+	348,063

Total expenses		112,112,567
Expense reduction by CSIM and/or Schwab	−	89,180,659
Custody credits	−	28,194

Net expenses	−	22,903,714

Net investment income		1,538,581

Realized Gains (Losses)

Net realized gains on investments		133,851

Increase in net assets resulting from operations		$1,672,432

20 See financial notes

 Schwab Government Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$1,538,581	$1,417,600
Net realized gains	+	133,851	21,367

Increase in net assets from operations		1,672,432	1,438,967

Distributions to Shareholders

Distributions from net investment income		(1,538,581)	(1,419,126)

Transactions in Fund Shares*

Shares sold		76,440,388,226	66,677,160,968
Shares reinvested		1,436,904	1,319,089
Shares redeemed	+	(73,126,232,169)	(66,719,230,793)

Net transactions in fund shares		3,315,592,961	(40,750,736)

Net Assets

Beginning of period		14,513,769,399	14,554,500,294
Total increase or decrease	+	3,315,726,812	(40,730,895)

End of period		$17,829,496,211	$14,513,769,399

Net investment income not yet distributed		$4,338	$4,338

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 21

Schwab U.S. Treasury Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.01	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.01	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.01)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.01		1.35	4.15

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.06	[2]	0.16	[2]	0.36	[2,3]	0.59 [4]	0.60
Gross operating expenses	0.72		0.72		0.72		0.74	0.75
Net investment income (loss)	0.01		0.01		0.01		1.02	3.90
Net assets, end of period ($ x 1,000,000)	25,876		18,004		19,509		31,986	9,967

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

22 See financial notes

 Schwab U.S. Treasury Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Fixed-Rate Obligations	25,797,070,687	25,797,070,687

99.7%	Total Investments	25,797,070,687	25,797,070,687
0.3%	Other Assets and Liabilities, Net		78,717,373

100.0%	Net Assets		25,875,788,060

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 99.7% of net assets

Treasury Debt 82.7%
United States Treasury Department		0.00%		01/05/12	1,161,766,000	1,161,765,944
		0.01%		01/05/12	200,000,000	199,999,889
		0.02%		01/05/12	534,082,000	534,081,110
		0.03%		01/05/12	50,000,000	49,999,833
		0.04%		01/05/12	450,000,000	449,998,000
		0.05%		01/05/12	100,000,000	99,999,444
		0.06%		01/05/12	50,000,000	49,999,667
		0.00%		01/12/12	1,866,900,000	1,866,900,000
		0.02%		01/12/12	400,000,000	399,997,861
		0.03%		01/12/12	475,000,000	474,995,646
		1.13%		01/15/12	864,971,000	865,330,145
		0.00%		01/19/12	1,574,000,000	1,574,000,000
		0.02%		01/19/12	125,000,000	124,998,750
		0.03%		01/19/12	1,000,000,000	999,986,250
		0.06%		01/19/12	50,000,000	49,998,500
		0.00%		01/26/12	647,700,000	647,700,000
		0.03%		01/26/12	500,000,000	499,991,320
		0.05%		01/26/12	150,000,000	149,994,792
		0.88%		01/31/12	1,291,102,000	1,291,995,689
		4.75%		01/31/12	180,000,000	180,665,473
		0.05%		02/02/12	200,000,000	199,990,755
		0.13%		02/02/12	250,000,000	249,971,111
		0.01%		02/09/12	850,000,000	849,990,791
		1.38%		02/15/12	150,000,000	150,243,425
		4.88%		02/15/12	500,000,000	502,948,631
		0.01%		02/16/12	577,615,000	577,607,619
		0.04%		02/23/12	100,000,000	99,994,111
		0.05%		02/23/12	100,000,000	99,993,375
		0.88%		02/29/12	709,000,000	709,948,599
		4.63%		02/29/12	250,000,000	251,863,663
		0.00%		03/01/12	46,521,000	46,521,000
		0.00%		03/08/12	400,000,000	399,999,278
		0.00%		03/08/12	18,612,000	18,612,000
		0.07%		03/08/12	350,000,000	349,954,403
		1.38%		03/15/12	367,000,000	368,002,946
		0.00%		03/22/12	100,000,000	99,999,775
		0.03%		03/29/12	450,000,000	449,972,501

See financial notes 23

 Schwab U.S. Treasury Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		1.00%		03/31/12	761,000,000	762,798,153
		4.50%		03/31/12	432,000,000	436,693,246
		1.38%		04/15/12	439,000,000	440,656,621
		1.00%		04/30/12	150,000,000	150,433,479
		4.50%		04/30/12	82,000,000	83,200,717
		1.38%		05/15/12	100,000,000	100,463,722
		0.08%		05/31/12	250,000,000	249,921,353
		0.75%		05/31/12	50,000,000	50,143,105
		4.75%		05/31/12	130,000,000	132,480,251
		1.88%		06/15/12	945,000,000	952,678,659
		0.63%		06/30/12	240,000,000	240,642,726
		4.88%		06/30/12	100,000,000	102,331,950
		0.63%		07/31/12	100,000,000	100,307,076
		4.63%		07/31/12	200,000,000	205,210,166
		0.38%		08/31/12	100,000,000	100,174,954
		1.38%		09/15/12	100,000,000	100,885,275
		0.38%		09/30/12	100,000,000	100,187,388

						21,407,221,137

Government Agency Debt 17.0%
Fannie Mae		0.02%		01/04/12	9,000,000	8,999,985
		0.03%		01/06/12	4,500,000	4,499,984
		0.01%		01/09/12	3,000,000	2,999,993
		0.03%		01/09/12	47,000,000	46,999,739
		0.04%		01/11/12	100,000,000	99,999,028
		0.05%		01/11/12	50,000,000	49,999,375
		0.02%		01/13/12	2,875,000	2,874,981
		0.01%		01/17/12	135,300,000	135,299,699
		0.01%		01/18/12	1,300,000	1,299,994
		0.04%		01/18/12	50,000,000	49,999,056
		0.02%		01/19/12	11,000,000	10,999,890
		0.03%		01/19/12	8,000,000	7,999,900
		0.14%		02/16/12	150,000,000	149,973,167
		1.08%		03/30/12	50,000,000	50,117,769
		0.03%		04/16/12	225,000,000	224,980,125
		0.07%		04/16/12	45,000,000	44,990,725
		0.06%		05/07/12	100,000,000	99,978,833
		0.08%		06/18/12	25,000,000	24,990,611

Farm Credit System		0.01%		01/31/12	10,000,000	9,999,917
		0.01%		02/29/12	25,000,000	24,999,590

Federal Home Loan Bank		0.04%		01/04/12	478,000	477,999
		0.03%		01/06/12	75,000,000	74,999,740
		0.05%		01/06/12	45,000,000	44,999,687
		0.00%		01/12/12	45,000,000	44,999,986
		0.05%		01/13/12	115,000,000	114,998,275
		0.01%		01/17/12	4,500,000	4,499,980
		0.03%		01/17/12	7,300,000	7,299,919
		0.02%		01/18/12	2,875,000	2,874,973
		0.03%		01/18/12	49,500,000	49,499,416
		0.02%		01/25/12	200,000,000	199,998,000
		0.01%		01/27/12	93,790,000	93,789,153
		0.03%		01/27/12	19,488,000	19,487,648
		0.04%		01/27/12	18,555,000	18,554,531
		0.04%		02/08/12	461,000	460,983
		0.01%		02/17/12	120,000,000	119,998,433
		0.01%		02/22/12	9,677,000	9,676,860
		0.01%		02/29/12	10,339,000	10,338,915
		0.07%		04/16/12	50,000,000	49,989,694
		1.88%		04/20/12	11,943,000	12,006,151
		0.15%		05/16/12	50,000,000	49,971,667
		0.25%		07/16/12	42,050,000	42,065,315

24 See financial notes

 Schwab U.S. Treasury Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Freddie Mac		0.03%		01/09/12	69,869,000	69,868,612
		0.01%		01/11/12	7,000,000	6,999,981
		0.03%		01/11/12	250,000,000	249,997,917
		0.05%		01/17/12	100,000,000	99,998,000
		0.04%		01/18/12	107,000	106,998
		0.05%		01/24/12	1,017,000	1,016,967
		0.03%		01/25/12	200,000,000	199,996,000
		0.01%		02/09/12	450,000,000	449,997,562
		0.02%		02/09/12	5,000,000	4,999,919
		0.07%		02/13/12	55,000,000	54,995,730
		0.06%		03/14/12	50,000,000	49,993,917
		0.07%		03/21/12	250,000,000	249,961,111
		0.01%		03/27/12	144,000,000	143,996,560
		0.01%		03/28/12	200,000,000	199,995,167
		0.15%		04/03/12	60,000,000	59,976,750
		0.01%		04/05/12	125,000,000	124,996,701
		0.02%		04/19/12	200,000,000	199,987,889
		0.04%		05/09/12	50,000,000	49,992,833
		0.03%		05/30/12	150,000,000	149,981,250

						4,389,849,550

Total Fixed-Rate Obligations
(Cost $25,797,070,687)						25,797,070,687

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $25,797,070,687.

See financial notes 25

 Schwab U.S. Treasury Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$25,797,070,687
Cash		237
Receivables:
Investments sold		892,001,000
Interest		53,909,002
Prepaid expenses	+	200,927

Total assets		26,743,181,853

Liabilities

Payables:
Investments bought		867,190,549
Shareholder services fees		10,334
Accrued expenses	+	192,910

Total liabilities		867,393,793

Net Assets

Total assets		26,743,181,853
Total liabilities	−	867,393,793

Net assets		$25,875,788,060

Net Assets by Source
Capital received from investors		25,875,510,546
Net investment income not yet distributed		28,467
Net realized capital gains		249,047

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$25,875,788,060		25,875,494,655		$1.00

26 See financial notes

 Schwab U.S. Treasury Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$15,652,627

Expenses

Investment adviser and administrator fees		65,190,588
Shareholder service fees		84,708,866
Custodian fees		475,218
Portfolio accounting fees		456,238
Registration fees		407,117
Shareholder reports		271,512
Professional fees		132,207
Trustees’ fees		97,424
Transfer agent fees		19,684
Other expenses	+	440,955

Total expenses		152,199,809
Expense reduction by CSIM and/or Schwab	−	138,618,903
Custody credits	−	45,978

Net expenses	−	13,534,928

Net investment income		2,117,699

Realized Gains (Losses)

Net realized gains on investments		454,851

Increase in net assets resulting from operations		$2,572,550

See financial notes 27

 Schwab U.S. Treasury Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$2,117,699	$1,822,833
Net realized gains	+	454,851	46,270

Increase in net assets from operations		2,572,550	1,869,103

Distributions to Shareholders

Distributions from net investment income		(2,117,699)	(1,828,911)

Transactions in Fund Shares*

Shares sold		69,718,955,943	46,625,924,275
Shares reinvested		2,060,190	1,774,375
Shares redeemed	+	(61,849,622,219)	(48,133,170,808)

Net transactions in fund shares		7,871,393,914	(1,505,472,158)

Net Assets

Beginning of period		18,003,939,295	19,509,371,261
Total increase or decrease	+	7,871,848,765	(1,505,431,966)

End of period		$25,875,788,060	$18,003,939,295

Net investment income not yet distributed		$28,467	$28,467

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

28 See financial notes

Schwab Value Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Investor Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.24		2.59	5.01

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[3]	0.33	[3]	0.43	[3,4]	0.44 [5]	0.45
Gross operating expenses	0.57		0.56		0.59		0.56	0.55
Net investment income (loss)	0.01		0.01		0.27		2.60	4.89
Net assets, end of period ($ x 1,000,000)	11,576		15,291		23,242		37,685	43,248

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Select Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.03		0.31		2.69	5.12

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[3]	0.32	[3]	0.35	[3,4]	0.34 [5]	0.35
Gross operating expenses	0.47		0.46		0.49		0.45	0.45
Net investment income (loss)	0.01		0.03		0.35		2.71	4.99
Net asset, end of period ($ x 1,000,000)	1,871		2,617		4,091		6,130	7,453

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.40% for Investor Shares and 0.31% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.43% for Investor Shares and 0.33% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 29

 Schwab Value Advantage Money Fund

Financial Highlights continued

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Institutional Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.04		0.11		0.39		2.78	5.23

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.23	[3]	0.24	[3]	0.28	[3,4]	0.25 [4]	0.24
Gross operating expenses	0.36		0.35		0.38		0.35	0.34
Net investment income (loss)	0.04		0.10		0.42		2.77	5.10
Net assets, end of period ($ x 1,000,000)	1,524		2,160		3,087		4,464	4,748

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Institutional Prime Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05
Less Distributions From:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.06		0.14		0.42		2.81	5.26

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[3]	0.21	[3]	0.25	[3,4]	0.22 [4]	0.21
Gross operating expenses	0.34		0.33		0.35		0.32	0.32
Net investment income (loss)	0.06		0.14		0.43		2.89	5.12
Net assets, end of period ($ x 1,000,000)	1,416		1,975		2,185		2,476	4,235

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.24% for Institutional Shares and 0.21% for Institutional Prime Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

30 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

72.1%		Fixed-Rate Obligations	11,817,231,040	11,817,231,040
11.4%		Variable-Rate Obligations	1,867,345,161	1,867,345,161
17.0%		Repurchase Agreements	2,778,780,565	2,778,780,565

100.5%		Total Investments	16,463,356,766	16,463,356,766
(0	.5)%	Other Assets and Liabilities, Net		(75,969,924)

100.0%		Net Assets		16,387,386,842

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 72.1% of net assets

Asset Backed Commercial Paper 15.4%
Alpine Securitization Corp	a,b,c	0.23%		01/03/12	26,000,000	25,999,668
	a,b,c	0.23%		01/12/12	61,000,000	60,995,713
	a,b,c	0.23%		01/18/12	50,000,000	49,994,569

Amsterdam Funding Corp	a,b,c	0.32%		01/05/12	16,000,000	15,999,431
	a,b,c	0.32%		01/13/12	13,000,000	12,998,613
	a,b,c	0.30%		01/18/12	35,225,000	35,220,010

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	46,000,000	45,999,208
	a,b,c	0.31%		01/05/12	85,000,000	84,997,072
	a,b,c	0.31%		01/10/12	12,000,000	11,999,070
	a,b,c	0.30%		01/19/12	21,000,000	20,996,850

CAFCO, LLC	a,b,c	0.31%		01/18/12	25,000,000	24,996,340
	a,b,c	0.31%		01/23/12	15,000,000	14,997,158
	a,b,c	0.37%		01/25/12	11,000,000	10,997,287
	a,b,c	0.39%		02/03/12	86,000,000	85,969,255

Cancara Asset Securitisation, LLC	a,b,c	0.31%		01/05/12	15,000,000	14,999,483
	a,b,c	0.30%		01/13/12	11,000,000	10,998,900
	a,b,c	0.31%		01/17/12	12,000,000	11,998,347
	a,b,c	0.31%		01/18/12	92,000,000	91,986,532
	a,b,c	0.31%		01/25/12	37,000,000	36,992,353

Chariot Funding, LLC	a,b,c	0.22%		01/09/12	41,000,000	40,997,996
	a,b,c	0.23%		01/23/12	16,000,000	15,997,751
	a,b,c	0.22%		01/24/12	18,000,000	17,997,470

Ciesco, LLC	a,b,c	0.33%		01/12/12	111,000,000	110,988,807
	a,b,c	0.31%		01/23/12	118,000,000	117,977,646

CRC Funding, LLC	a,b,c	0.34%		01/12/12	82,000,000	81,991,481
	a,b,c	0.31%		01/18/12	22,000,000	21,996,779
	a,b,c	0.37%		03/08/12	5,000,000	4,996,557

See financial notes 31

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fairway Finance Co, LLC	a,b,c	0.18%		02/22/12	5,000,000	4,998,700

Govco, LLC	a,b,c	0.32%		01/03/12	4,000,000	3,999,929
	a,b,c	0.32%		01/04/12	50,000,000	49,998,667
	a,b,c	0.33%		01/06/12	12,000,000	11,999,450
	a,b,c	0.32%		01/09/12	10,000,000	9,999,289
	a,b,c	0.33%		01/10/12	35,000,000	34,997,112
	a,b,c	0.32%		01/17/12	20,000,000	19,997,155
	a,b,c	0.32%		01/19/12	44,000,000	43,992,960
	a,b,c	0.32%		01/20/12	6,000,000	5,998,987
	a,b,c	0.34%		01/26/12	48,000,000	47,988,667
	a,b,c	0.34%		02/15/12	14,000,000	13,994,050
	a,b,c	0.42%		02/28/12	5,000,000	4,996,617
	a,b,c	0.38%		03/22/12	2,000,000	1,998,290
	a,b,c	0.60%		06/14/12	4,000,000	3,989,000
	a,b,c	0.62%		06/19/12	50,000,000	49,853,611
	a,b,c	0.63%		06/19/12	75,000,000	74,776,875
	a,b,c	0.63%		06/20/12	28,000,000	27,916,210
	a,b,c	0.62%		06/21/12	27,000,000	26,920,020

Grampian Funding, LLC	a,b,c	0.30%		01/06/12	20,000,000	19,999,167
	a,b,c	0.31%		01/10/12	32,000,000	31,997,520
	a,b,c	0.31%		01/17/12	40,000,000	39,994,489
	a,b,c	0.31%		01/23/12	29,000,000	28,994,506
	a,b,c	0.43%		02/02/12	42,000,000	41,983,947

Jupiter Securitization Corp	a,b,c	0.22%		01/10/12	1,000,000	999,945
	a,b,c	0.22%		01/13/12	10,000,000	9,999,267

Market Street Funding Corp	a,b,c	0.23%		01/10/12	8,000,000	7,999,540
	a,b,c	0.23%		01/11/12	20,000,000	19,998,722
	a,b,c	0.22%		01/23/12	9,476,000	9,474,726
	a,b,c	0.23%		01/27/12	8,000,000	7,998,671
	a,b,c	0.23%		02/02/12	8,000,000	7,998,364
	a,b,c	0.23%		02/14/12	10,033,000	10,030,180
	a,b,c	0.23%		02/17/12	29,000,000	28,991,292
	a,b,c	0.23%		02/21/12	41,000,000	40,986,641
	a,b,c	0.25%		03/02/12	27,000,000	26,988,562
	a,b,c	0.23%		03/19/12	2,023,000	2,021,992

Old Line Funding, LLC	a,b,c	0.22%		01/10/12	10,045,000	10,044,447
	a,b,c	0.22%		01/20/12	23,750,000	23,747,242
	a,b,c	0.22%		01/23/12	10,173,000	10,171,632
	a,b,c	0.23%		02/01/12	1,594,000	1,593,684

Solitaire Funding, LLC	a,b,c	0.29%		01/05/12	95,000,000	94,996,939
	a,b,c	0.34%		01/05/12	3,000,000	2,999,887

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	10,000,000	9,999,022
	a,b,c	0.31%		01/17/12	76,000,000	75,989,529
	a,b,c	0.31%		01/19/12	37,000,000	36,994,265
	a,b,c	0.31%		01/20/12	41,000,000	40,993,292

Thunder Bay Funding, LLC	a,b,c	0.22%		01/10/12	50,000,000	49,997,250
	a,b,c	0.23%		01/17/12	60,000,000	59,993,867
	a,b,c	0.25%		01/23/12	26,162,000	26,158,003
	a,b,c	0.23%		02/02/12	24,000,000	23,995,093
	a,b,c	0.23%		02/06/12	1,000,000	999,770
	a,b,c	0.22%		03/14/12	15,004,000	14,997,307
	a,b,c	0.22%		03/20/12	5,000,000	4,997,586

Variable Funding Capital Corp	a,b,c	0.25%		01/25/12	50,000,000	49,991,667

Windmill Funding Corp	a,b,c	0.30%		01/03/12	29,000,000	28,999,517

32 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.32%		01/05/12	17,000,000	16,999,396
	a,b,c	0.30%		01/12/12	44,000,000	43,995,967
	a,b,c	0.30%		01/18/12	3,000,000	2,999,575
	a,b,c	0.28%		02/02/12	33,000,000	32,991,787

						2,521,600,190

Financial Company Commercial Paper 7.8%
Australia & New Zealand Banking Group Ltd		0.28%		02/10/12	64,000,000	63,980,444

Barclays US Funding Corp	a	0.21%		01/06/12	71,000,000	70,997,929
	a	0.20%		01/30/12	11,000,000	10,998,228

Commonwealth Bank of Australia	c	0.31%		01/20/12	54,000,000	53,991,165
	c	0.63%		06/15/12	41,000,000	40,880,895

Danske Corp	a,c	0.30%		01/09/12	65,000,000	64,995,667

General Electric Capital Corp		0.25%		01/04/12	15,000,000	14,999,688
		0.24%		01/11/12	56,000,000	55,996,267
		0.26%		04/18/12	106,000,000	105,917,320
		0.21%		04/26/12	41,000,000	40,972,257
		0.21%		04/27/12	193,000,000	192,868,277

HSBC USA, Inc		0.27%		03/05/12	83,000,000	82,960,160

JP Morgan Chase & Co		0.01%		01/03/12	89,000,000	88,999,951

Lloyds TSB Bank Plc		0.22%		01/24/12	66,000,000	65,990,723

Nordea North America, Inc	a	0.15%		02/01/12	49,000,000	48,993,671

RBS Holdings USA Inc	a,c	0.31%		01/05/12	40,000,000	39,998,622
	a,c	0.31%		01/12/12	16,000,000	15,998,484

Skandinaviska Enskilda Banken AB		0.25%		01/17/12	22,000,000	21,997,556

State Street Corp		0.23%		02/16/12	18,000,000	17,994,710
		0.20%		03/13/12	64,000,000	63,974,400

UBS Finance (Delaware), Inc	a	0.17%		01/05/12	43,000,000	42,999,212

Westpac Banking Corp	c	0.47%		03/19/12	36,000,000	35,963,340
	c	0.47%		03/28/12	38,000,000	37,956,838

						1,280,425,804

Other Commercial Paper 2.9%
BHP Billiton Finance (USA) Ltd	a,c	0.18%		01/26/12	53,000,000	52,993,375
	a,c	0.18%		01/27/12	27,500,000	27,496,425
	a,c	0.18%		02/02/12	3,000,000	2,999,520

Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.27%		01/05/12	6,000,000	6,000,000

Reckitt Benckiser Treasury Services Plc	a,c	0.52%		02/24/12	32,000,000	31,975,040
	a,c	0.47%		03/27/12	4,000,000	3,995,509
	a,c	0.60%		07/09/12	25,000,000	24,920,833

Toyota Motor Credit Corp	a	0.28%		03/02/12	102,000,000	101,951,606
	a	0.50%		04/30/12	123,000,000	122,795,000
	a	0.57%		05/16/12	14,000,000	13,969,853
	a	0.60%		05/23/12	19,000,000	18,954,717
	a	0.60%		05/24/12	12,000,000	11,971,200

See financial notes 33

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Univ of California
CP Series B		0.23%		01/09/12	3,000,000	2,999,847
		0.17%		01/12/12	13,000,000	12,999,325
		0.27%		02/23/12	24,000,000	23,990,460
		0.27%		03/01/12	17,000,000	16,992,350

						477,005,060

Certificate of Deposit 26.6%
Australia & New Zealand Banking Group Ltd		0.25%		04/27/12	78,000,000	78,000,000
		0.49%		04/27/12	9,000,000	9,000,000

Bank of Montreal		0.12%		01/05/12	5,000,000	5,000,000
		0.25%		01/06/12	187,000,000	187,000,000
		0.07%		01/11/12	133,000,000	133,000,000
		0.10%		01/18/12	62,000,000	62,000,000
		0.23%		03/05/12	19,000,000	19,000,000

Bank of Nova Scotia		0.25%		01/13/12	119,000,000	119,000,000
		0.29%		01/24/12	43,000,000	43,000,000
		0.29%		01/25/12	104,000,000	104,000,000
		0.31%		02/07/12	11,000,000	11,000,000
		0.50%		05/21/12	19,000,000	19,000,000
		0.50%		05/22/12	25,000,000	25,000,000
		0.50%		05/23/12	15,000,000	15,000,000

Bank of the West		0.26%		01/18/12	48,000,000	48,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.09%		01/04/12	7,000,000	7,000,000
		0.08%		01/06/12	30,000,000	30,000,000
		0.20%		01/10/12	39,000,000	39,000,000
		0.22%		01/27/12	16,000,000	16,000,000
		0.22%		02/01/12	108,000,000	108,000,000

Barclays Bank Plc		0.47%		02/06/12	72,000,000	72,000,000

Branch Banking & Trust Co
		0.29%		02/10/12	57,000,000	57,000,000
		0.31%		04/19/12	41,000,000	41,000,000

Canadian Imperial Bank of Commerce		0.10%		01/04/12	30,000,000	30,000,000
		0.08%		01/20/12	75,000,000	75,000,000
		0.68%		09/27/12	3,000,000	3,000,000

Citibank, NA		0.52%		05/30/12	146,000,000	146,000,000
		0.60%		06/20/12	32,000,000	32,000,000

Commonwealth Bank of Australia		0.25%		01/10/12	35,000,000	35,000,000
		0.33%		02/27/12	152,000,000	152,000,000
		0.30%		03/19/12	19,000,000	19,000,000

Credit Suisse AG		0.21%		01/05/12	45,000,000	45,000,000
		0.21%		01/06/12	82,000,000	82,000,000
		0.21%		01/11/12	68,000,000	68,000,000

Mitsubishi UFJ Trust & Banking Corp		0.24%		01/27/12	46,000,000	46,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	82,000,000	82,000,000
		0.20%		01/26/12	81,000,000	81,000,000

National Australia Bank Ltd		0.37%		03/20/12	107,000,000	107,000,000
		0.50%		04/13/12	10,000,000	10,000,000
		0.50%		04/24/12	61,000,000	61,000,000
		0.50%		05/02/12	27,000,000	27,000,000

34 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.51%		05/08/12	43,000,000	43,000,000

Royal Bank of Scotland Plc		0.28%		01/12/12	52,000,000	52,000,000
		0.28%		01/24/12	51,000,000	51,000,000
		0.23%		01/26/12	116,000,000	116,000,000

Skandinaviska Enskilda Banken AB		0.32%		02/01/12	42,000,000	42,000,000

State Street Bank & Trust Company, NA		0.10%		01/05/12	47,000,000	47,000,000
		0.10%		01/12/12	77,000,000	77,000,000

Sumitomo Mitsui Banking Corp		0.17%		01/11/12	81,000,000	81,000,000

Sumitomo Trust & Banking Co Ltd		0.17%		01/09/12	165,000,000	165,000,000
		0.24%		01/27/12	81,000,000	81,000,000

Svenska Handelsbanken AB		0.17%		01/04/12	25,000,000	25,000,000
		0.15%		01/13/12	148,000,000	148,000,000
		0.12%		01/17/12	59,000,000	59,000,000

Swedbank AB		0.20%		01/04/12	55,000,000	55,000,000
		0.21%		01/09/12	10,000,000	10,000,000

Toronto-Dominion Bank		0.06%		01/03/12	120,000,000	120,000,000
		0.07%		01/17/12	66,000,000	66,000,000
		0.21%		01/19/12	175,000,000	175,000,000
		0.21%		02/13/12	76,000,000	76,000,000
		0.38%		03/27/12	114,000,000	114,000,000
		0.21%		04/02/12	50,000,000	50,000,000
		0.38%		05/01/12	48,000,000	48,000,000

UBS AG		0.19%		01/06/12	206,000,000	206,000,000
		0.21%		01/30/12	40,000,000	40,000,000

Union Bank, NA		0.27%		01/18/12	15,000,000	15,000,000
		0.38%		02/17/12	4,000,000	4,000,000
		0.45%		04/11/12	46,000,000	46,000,000

						4,360,000,000

Government Agency Debt 14.8%
Fannie Mae		0.02%		01/06/12	12,500,000	12,499,974
		0.02%		02/29/12	15,100,000	15,099,629
		0.02%		03/14/12	25,000,000	24,998,986
		0.02%		04/02/12	72,000,000	71,996,320

Federal Home Loan Bank		0.03%		01/04/12	35,000,000	34,999,912
		0.02%		01/06/12	40,000,000	39,999,889
		0.01%		01/13/12	18,000,000	17,999,940
		0.02%		01/13/12	75,100,000	75,099,624
		0.05%		01/18/12	35,000,000	34,999,174
		0.03%		02/08/12	143,000,000	142,995,472
		0.03%		02/10/12	16,000,000	15,999,467
		0.02%		03/02/12	35,000,000	34,998,814
		0.02%		03/07/12	345,000,000	344,978,697
		0.02%		03/14/12	70,000,000	69,997,161
		0.02%		03/16/12	100,000,000	99,995,833

Freddie Mac		0.03%		01/09/12	2,243,000	2,242,985
		0.04%		01/09/12	27,000,000	26,999,790
		0.04%		01/12/12	4,500,000	4,499,945
		0.03%		02/06/12	40,000,000	39,998,800
		0.04%		02/06/12	25,000,000	24,999,125
		0.03%		02/13/12	9,000,000	8,999,677

See financial notes 35

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.02%		03/05/12	91,808,000	91,804,736
		0.02%		03/06/12	151,000,000	150,994,547
		0.02%		03/12/12	73,000,000	72,997,120
		0.01%		03/15/12	180,000,000	179,996,300

Straight A Funding, LLC	a,b,c,f	0.19%		01/03/12	63,298,000	63,297,332
	a,b,c,f	0.19%		01/06/12	38,000,000	37,998,997
	a,b,c,f	0.19%		01/10/12	8,000,000	7,999,620
	a,b,c,f	0.10%		01/19/12	50,000,000	49,997,500
	a,b,c,f	0.15%		02/08/12	36,000,000	35,994,300
	a,b,c,f	0.19%		02/09/12	28,000,000	27,994,237
	a,b,c,f	0.19%		02/10/12	39,000,000	38,991,767
	a,b,c,f	0.19%		02/13/12	15,000,000	14,996,596
	a,b,c,f	0.19%		02/21/12	51,396,000	51,382,166
	a,b,c,f	0.19%		02/22/12	53,000,000	52,985,454
	a,b,c,f	0.19%		02/23/12	50,000,000	49,986,014
	a,b,c,f	0.19%		02/24/12	87,453,000	87,428,076
	a,b,c,f	0.19%		03/01/12	145,046,000	145,000,069
	a,b,c,f	0.19%		03/02/12	68,000,000	67,978,108
	a,b,c,f	0.19%		03/06/12	10,000,000	9,996,569
	a,b,c,f	0.19%		03/12/12	50,000,000	49,981,264

						2,432,199,986

Other Instrument 2.8%
Bank of Nova Scotia	j	0.01%		01/03/12	8,000,000	8,000,000

Chase Bank USA, NA	j	0.00%		01/03/12	50,000,000	50,000,000

Royal Bank of Canada	j	0.01%		01/03/12	395,000,000	395,000,000

						453,000,000

Other Note 1.8%
Bank of America, NA	h	0.31%		01/09/12	293,000,000	293,000,000

Total Fixed-Rate Obligations
(Cost $11,817,231,040)						11,817,231,040

Variable-Rate Obligations 11.4% of net assets

Certificate of Deposit 3.9%
Barclays Bank Plc		0.69%	01/23/12	02/22/12	92,000,000	92,000,000

Canadian Imperial Bank of Commerce		0.32%		01/03/12	122,000,000	122,000,000

Royal Bank of Canada		0.27%	01/03/12	04/09/12	115,000,000	115,000,000

Westpac Banking Corp		0.36%		01/10/12	60,000,000	60,000,000
		0.36%	01/03/12	05/01/12	247,000,000	247,000,000

						636,000,000

Government Agency Debt 2.2%
Freddie Mac	i	0.29%	01/10/12	11/09/12	350,000,000	350,000,000

GFRE Holdings, LLC	a	0.30%		01/06/12	2,885,000	2,885,000

						352,885,000

Variable Rate Demand Note 0.8%
New Jersey Economic Development Auth
Economic Development Bonds (MSNBC/CNBC) Series 1997A	a,c	0.25%	01/01/12	01/03/12	500,000	500,000

36 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	135,050,000	135,050,000

						135,550,000

Other Note 4.3%
Bank of America, NA	h	0.77%	01/23/12	08/22/12	149,000,000	149,000,000

Commonwealth Bank of Australia	c,i	0.57%	01/27/12	01/25/13	50,000,000	50,000,000

JPMorgan Chase Bank, NA	h	0.33%	01/23/12	12/21/12	500,000,000	500,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	8,910,161	8,910,161

						707,910,161

Other Municipal Debt 0.2%
Univ of California
General Revenue Bonds Series 2011 Y-1		0.35%	01/01/12	07/01/12	35,000,000	35,000,000

Total Variable-Rate Obligations
(Cost $1,867,345,161)						1,867,345,161

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 17.0% of net assets

Government Agency Repurchase Agreement 15.3%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $56,375,961, issued 11/04/11, due 01/03/12.		0.18%		01/03/12	54,016,200	54,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $38,580,722, issued 11/01/11, due 01/03/12.		0.19%		01/03/12	37,012,303	37,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $107,344,970, issued 12/14/11, due 02/13/12.		0.15%		01/06/12	103,009,871	103,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $132,330,458, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	126,055,860	126,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $433,630,001, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	421,002,807	421,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $51,450,001, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	49,012,577	49,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $191,536,189, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	187,781,400	187,780,565

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $223,600,001, issued 12/30/2011, due 01/03/2012.		0.08%		01/03/12	215,001,911	215,000,000

See financial notes 37

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $205,846,133, issued 10/11/11, due 01/09/12.		0.19%		01/06/12	197,090,456	197,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $187,524,778, issued 12/13/11, due 02/09/12.		0.20%		01/06/12	180,024,000	180,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $208,000,001, issued 10/21/11, due 01/31/12.		0.22%		01/06/12	200,094,111	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $154,500,001, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	150,000,833	150,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $443,930,001, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	431,099,130	431,000,000

UBS Securities LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $112,200,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	110,000,733	110,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $44,880,001, issued 10/20/11, due 01/19/12.		0.21%		01/06/12	44,020,020	44,000,000

						2,504,780,565

Treasury Repurchase Agreement 0.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $51,000,033, issued 12/30/11, due 01/03/12.		0.01%		01/03/12	50,000,056	50,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $76,500,127, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	75,000,167	75,000,000

						125,000,000

Other Repurchase Agreement 0.9%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $21,000,000, issued 12/30/11, due 01/03/12.		0.24%		01/03/12	20,000,533	20,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $64,050,039, issued 10/14/11, due 01/27/12.	d	0.67%		01/27/12	61,119,204	61,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $33,600,059, issued 11/01/11, due 02/14/12.	d	0.65%		02/14/12	32,060,667	32,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $1,050,017, issued 10/18/11, due 02/15/12.	d	0.75%		02/15/12	1,002,500	1,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $27,300,017, issued 10/24/11, due 02/21/12.	d	0.76%		02/21/12	26,065,867	26,000,000

38 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $9,450,029, issued 11/16/11, due 02/29/12.	d	0.69%		02/29/12	9,018,113	9,000,000

						149,000,000

Total Repurchase Agreements
(Cost $2,778,780,565)						2,778,780,565

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $16,463,356,766.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,942,234,133 or 24.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $137,910,161 or 0.8% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Extendible Note - Investor Option
j	Time Deposit

CP —	Commercial paper
GO —	General obligation
TRAN —	Tax and revenue anticipation note

See financial notes 39

 Schwab Value Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$13,684,576,201
Repurchase agreements, at cost and value	+	2,778,780,565

Total investments, at cost and value (Note 2a)		16,463,356,766
Receivables:
Investments sold		955,000
Fund shares sold		13,149,736
Interest		3,340,475
Prepaid expenses	+	224,813

Total assets		16,481,026,790

Liabilities

Payables:
Investment adviser and administrator fees		260,688
Shareholder services fees		45,069
Fund shares redeemed		93,183,931
Distributions to shareholders		22,512
Accrued expenses	+	127,748

Total liabilities		93,639,948

Net Assets

Total assets		16,481,026,790
Total liabilities	−	93,639,948

Net assets		$16,387,386,842

Net Assets by Source
Capital received from investors		16,389,386,977
Net realized capital losses		(2,000,135)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$11,575,769,556		11,575,769,363		$1.00
Select Shares	$1,870,599,523		1,870,599,478		$1.00
Institutional Shares	$1,524,487,134		1,524,487,102		$1.00
Institutional Prime Shares	$1,416,530,629		1,416,530,624		$1.00

40 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$51,244,898

Expenses

Investment adviser and administrator fees		59,300,545
Shareholder service fees:
Investor Shares		33,057,944
Select Shares		3,291,280
Institutional Shares		745,438
Institutional Prime Shares		350,919
Custodian fees		479,047
Portfolio accounting fees		458,303
Registration fees		373,860
Shareholder reports		149,874
Transfer agent fees		115,591
Professional fees		108,842
Trustees’ fees		101,460
Interest expense		1,813
Other expenses	+	546,996

Total expenses		99,081,912
Expense reduction by CSIM and/or Schwab	−	51,243,110
Custody credits	−	8,112

Net expenses	−	47,830,690

Net investment income		3,414,208

Realized Gains (Losses)

Net realized losses on investments		(3,224)

Increase in net assets resulting from operations		$3,410,984

See financial notes 41

 Schwab Value Advantage Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$3,414,208	$8,054,239
Net realized gains (losses)	+	(3,224)	60,807,631 [1]

Increase in net assets from operations		3,410,984	68,861,870

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(1,322,571)	(1,857,898)
Select Shares		(269,940)	(884,729)
Institutional Shares		(757,667)	(2,647,108)
Institutional Prime Shares	+	(1,064,030)	(2,664,504)

Total distributions from net investment income		(3,414,208)	(8,054,239)

Transactions in Fund Shares*

Shares Sold
Investor Shares		2,034,714,645	2,944,937,403
Select Shares		565,657,548	852,562,457
Institutional Shares		858,340,522	1,397,211,652
Institutional Prime Shares	+	1,454,440,395	1,897,679,870

Total shares sold		4,913,153,110	7,092,391,382

Shares Reinvested
Investor Shares		1,218,112	1,701,913
Select Shares		248,661	814,573
Institutional Shares		668,575	2,334,506
Institutional Prime Shares	+	804,428	2,027,106

Total shares reinvested		2,939,776	6,878,098

Shares Redeemed
Investor Shares		(5,750,972,805)	(10,942,649,860)
Select Shares		(1,312,614,095)	(2,334,830,174)
Institutional Shares		(1,494,541,716)	(2,332,437,213)
Institutional Prime Shares	+	(2,013,323,694)	(2,112,744,986)

Total shares redeemed		(10,571,452,310)	(17,722,662,233)

Net transactions in fund shares		(5,655,359,424)	(10,623,392,753)

Net Assets

Beginning of period		22,042,749,490	32,605,334,612
Total decrease	+	(5,655,362,648)	(10,562,585,122)

End of period		$16,387,386,842	$22,042,749,490

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

42 See financial notes

 Schwab Taxable Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Value Advantage Money Fund offers four share classes: Investor Shares, Select Shares, Institutional Shares and Institutional Prime Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Government Money Fund and Schwab U.S. Treasury Money Fund each offer one share class.

Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions

 43

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

44

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

 45

 Schwab Taxable Money Funds

Financial Notes (continued)

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

A fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

46

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables Schwab Government Money Fund and Schwab U.S. Treasury Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in such funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab Government Money Fund and the Schwab U.S. Treasury Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Schwab Government Money Fund	0.25%	0.15%
Schwab U.S. Treasury Money Fund	0.25%	0.15%
Schwab Value Advantage Money Fund
Investor Shares	0.25%	n/a
Select Shares	0.15%	n/a
Institutional Shares	0.04%	n/a
Institutional Prime Shares	0.02%	n/a

 47

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Schwab Government Money Fund*	0.75%
Schwab U.S. Treasury Money Fund*	0.60%
Schwab Value Advantage Money Fund
Investor Shares*	0.45%
Select Shares**	0.35%
Institutional Shares**	0.24%
Institutional Prime Shares**	0.21%

*	CSIM and Schwab have agreed to limit the fund’s or fund share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2013.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund — Investor Shares and Select Shares expenses equal to 0.035% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for Schwab Government Money Fund and Schwab Value Advantage Money Fund (and each of its classes) and a non-negative net yield for Schwab U.S. Treasury Money Fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Government Money Fund	$32,001,593	$65,865,111	$83,766,891	$181,633,595
Schwab U.S. Treasury Money Fund	53,047,784	74,589,172	106,070,367	233,707,323
Schwab Value Advantage Money Fund*
Investor Shares	6,431,819	15,099,405	20,645,844	42,177,068
Select Shares	—	—	1,261,119	1,261,119
Institutional Shares	—	—	201,204	201,204

*	As of December 31, 2011, the fund had no recoupable expenses for its Institutional Prime Shares.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Government Money Fund	$50,195,574
Schwab U.S. Treasury Money Fund	—
Schwab Value Advantage Money Fund	185,991,223

48

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

On September 14, 2010, The Charles Schwab Corporation made a payment of $56,536,372 to the Schwab Value Advantage Money Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.2% of the fund’s net assets on that date.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
	Money Fund	Money Fund	Money Fund

Undistributed ordinary income	$33,189	$277,514	$—

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
Expiration Date	Money Fund	Money Fund	Money Fund

December 31, 2017	$—	$—	$1,996,911
No expiration	—	—	3,224

Total	$—	$—	$2,000,135

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and no capital losses utilized.

 49

 Schwab Taxable Money Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
	Money Fund	Money Fund	Money Fund

Current period distributions
Ordinary income	$1,538,581	$2,117,699	$3,414,208

Prior period distributions
Ordinary income	$1,419,126	$1,828,911	$8,054,239

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
	Money Fund	Money Fund	Money Fund

Capital shares	$105,000	$205,804	$—
Net realized capital gains and losses	(105,000)	(205,804)	—

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

50

 Schwab Taxable Money Funds

Financial Notes (continued)

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund (three of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

52

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 53

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

54

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 55

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

56

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 57

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

58

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 THIS IS NOT PART OF THE SHAREHOLDER REPORT

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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•	APPLICATION AND REGISTRATION INFORMATION.

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•	to help us process transactions for your account;

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Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR31360-07

Annual report dated December 31, 2011, enclosed.

Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

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Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

Annual Report
December 31, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 5

Schwab Municipal Money Fund

The Schwab Municipal Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity, and is exempt from federal income tax. To pursue its goal, the fund invests in municipal money market securities from states and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through mid-April to help cushion the impact of volatile but relatively range-bound yields. Facing seasonal supply and demand issues associated with municipal securities maturing and new notes being issued, the fund’s WAM was allowed to shorten in June before being extended again in July as municipal notes were purchased at what were considered attractive levels.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	74.2%
16-30 Days	4.0%
31-60 Days	5.5%
61-90 Days	2.1%
91-120 Days	3.0%
More than 120 Days	11.2%

 Statistics

Weighted Average Maturity[2]	36 Days
Credit Quality Of Holdings[3] % of portfolio	99.92% Tier 1
Credit Enhanced Securities % of Portfolio	58%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	29.9%
Variable Rate Demand Obligations	48.1%
Commercial Paper	11.0%
Fixed Rate Notes	10.1%
Other	0.9%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	10.3%
New York	8.7%
Florida	6.9%
California	6.8%
Illinois	4.5%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab Municipal Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Municipal Money Fund
	Sweep	Value Advantage	Select	Institutional
	Shares	Shares®	Shares®	Shares

Ticker Symbol	SWXXX	SWTXX	SWLXX	SWOXX
Minimum Initial Investment[1]	**	$25,000[2]	$1,000,000	$3,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.09%	-0.10%	-0.20%	-0.30%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.38%, 0.24%, 0.14% and 0.03% to the seven-day yields of the Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Municipal Money Fund 7

Schwab AMT Tax-Free Money Fund

The Schwab AMT Tax-Free Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity, and is exempt from federal income tax. To pursue its goal, the fund invests in municipal money market securities from states and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long early in the year to help cushion the impact of volatile but relatively range-bound yields. Facing seasonal supply and demand issues associated with municipal securities maturing and new notes being issued, the fund’s WAM was allowed to shorten in March and April before being extended again as municipal notes were purchased at what were considered attractive levels.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	73.5%
16-30 Days	4.5%
31-60 Days	5.0%
61-90 Days	3.7%
91-120 Days	0.9%
More than 120 Days	12.4%

 Statistics

Weighted Average Maturity[2]	37 Days
Credit Quality Of Holdings[3] % of portfolio	99.65% Tier 1
Credit Enhanced Securities % of Portfolio	53%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	37.8%
Variable Rate Demand Obligations	39.4%
Commercial Paper	10.9%
Fixed Rate Notes	9.8%
Other	2.1%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	12.1%
Illinois	6.9%
New York	10.2%
Alabama	5.3%
California	9.6%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab AMT Tax-Free Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab AMT Tax-Free Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.07%	-0.11%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.43% and 0.26% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab AMT Tax-Free Money Fund 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Municipal Money Fundtm
Sweep Shares
Actual Return	0.24%	$1,000	$1,000.10	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22
Value Advantage Shares®
Actual Return	0.24%	$1,000	$1,000.10	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22
Select Shares®
Actual Return	0.24%	$1,000	$1,000.10	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22
Institutional Shares
Actual Return	0.23%	$1,000	$1,000.10	$1.16
Hypothetical 5% Return	0.23%	$1,000	$1,024.05	$1.17

Schwab AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.23%	$1,000	$1,000.10	$1.16
Hypothetical 5% Return	0.23%	$1,000	$1,024.05	$1.17
Value Advantage Shares®
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.10	$1.12

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Schwab Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.19		1.85	3.12

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[2]	0.35	[2]	0.54	[2,3]	0.60	0.59
Gross operating expenses	0.68		0.68		0.70		0.69	0.68
Net investment income (loss)	0.01		0.01		0.18		1.81	3.07
Net assets, end of period ($ x 1,000,000)	10,220		9,857		10,303		10,856	8,491

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Value Advantage Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.27		2.00	3.27

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.30	[2]	0.34	[2]	0.46	[2,3]	0.45	0.45
Gross operating expenses	0.55		0.55		0.57		0.56	0.55
Net investment income (loss)	0.01		0.01		0.29		1.96	3.22
Net assets, end of period ($ x 1,000,000)	918		1,205		1,954		3,219	2,786

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 11

 Schwab Municipal Money Fund

Financial Highlights continued

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Select Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.02		0.02		0.36		2.10	3.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[2]	0.34	[2]	0.37	[2,3]	0.35	0.35
Gross operating expenses	0.55		0.55		0.57		0.56	0.55
Net investment income (loss)	0.01		0.01		0.35		2.05	3.31
Net asset, end of period ($ x 1,000,000)	517		712		1,389		1,700	1,428

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Institutional Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.07		0.13		0.46		2.21	3.48

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[2]	0.24	[2]	0.27	[2,3]	0.25 [4]	0.24
Gross operating expenses	0.55		0.55		0.57		0.56	0.55
Net investment income (loss)	0.07		0.12		0.47		2.15	3.41
Net assets, end of period ($ x 1,000,000)	2,080		2,833		3,750		4,811	3,840

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.35% for Select Shares and 0.24% for Institutional Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.24%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

12 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

27.4%	Fixed-Rate Securities	3,767,770,143	3,767,770,143
72.5%	Variable-Rate Securities	9,955,430,669	9,955,430,669

99.9%	Total Investments	13,723,200,812	13,723,200,812
0.1%	Other Assets and Liabilities, Net		11,346,864

100.0%	Net Assets		13,734,547,676

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 27.4% of net assets

Alaska 0.3%
Alaska Housing Finance Corp
State Capital Bonds Series 2006A	a,b,c	0.33%		01/19/12	27,240,000	27,240,000

State Capital Bonds Series 2006A	b,c	0.25%		05/03/12	10,430,000	10,430,000

						37,670,000

Arizona 0.5%
Arizona Board of Regents
RB (Arizona State Univ) Series 2007A	a,b,c	0.31%		04/19/12	10,255,000	10,255,000

Phoenix Civic Improvement Corp
Wastewater System Revenue BAN Series 2009	a	0.21%		01/18/12	18,800,000	18,800,000

Wastewater System Revenue BAN Series 2009	a	0.23%		02/21/12	25,000,000	25,000,000

Pima Cnty
GO Bonds Series 2007	b,c	0.25%		05/03/12	11,090,000	11,090,000

Pima Cnty IDA
Pollution Control RB (Tucson Electric) Series 2009A	a,b,c	0.26%		03/29/12	9,995,000	9,995,000

						75,140,000

Arkansas 0.1%
Univ of Arkansas
Facilities RB (UAMS Campus) Series 2006	a,b,c	0.30%		03/08/12	14,320,000	14,320,000

California 5.0%
California
GO Refunding Bonds	a,b,c	0.26%		02/02/12	100,000	100,000

California Education Notes Program
Note Participation Fiscal 2011-2012 Series A		2.00%		06/29/12	35,930,000	36,220,169

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.26%		06/18/12	3,000,000	3,000,000

RB (Kaiser Permanente) Series 2006E		0.26%		07/24/12	29,000,000	29,000,000

See financial notes 13

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
California School Cash Reserve Program Auth
Bonds 2011-2012 Series E		2.00%		06/01/12	10,000,000	10,068,174

California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	a,b,c	0.23%		01/26/12	10,865,000	10,865,000

RB (Kaiser Permanente) Series 2004E		0.35%		03/09/12	26,200,000	26,200,000

RB (Kaiser Permanente) Series 2004E		0.28%		04/02/12	12,000,000	12,000,000

RB (Kaiser Permanente) Series 2004K		0.27%		03/13/12	3,000,000	3,000,000

RB (Kaiser Permanente) Series 2004K		0.30%		03/22/12	16,000,000	16,000,000

RB (Kaiser Permanente) Series 2004K		0.28%		05/03/12	20,400,000	20,400,000

RB (Kaiser Permanente) Series 2006D		0.26%		07/11/12	10,000,000	10,000,000

RB (Kaiser Permanente) Series 2006D		0.26%		08/06/12	20,500,000	20,500,000

RB (Kaiser Permanente) Series 2008B		0.18%		02/27/12	7,000,000	7,000,000

RB (Kaiser Permanente) Series 2008B		0.26%		06/11/12	29,000,000	29,000,000

RB (Kaiser Permanente) Series 2008C		0.38%		01/05/12	27,805,000	27,805,000

RB (Kaiser Permanente) Series 2009B2		0.31%		05/11/12	26,000,000	26,000,000

RB (Kaiser Permanente) Series 2009B3		0.26%		01/13/12	23,500,000	23,500,000

RB (Kaiser Permanente) Series 2009B6		0.26%		02/16/12	27,000,000	27,000,000

RB (Kaiser Permanente) Series 2009E2		0.48%		06/01/12	19,500,000	19,500,000

Kern Cnty
TRAN 2011-2012		3.00%		06/29/12	58,200,000	58,975,934

Los Angeles
TRAN 2011		2.50%		03/30/12	930,000	934,934

Los Angeles Cnty
TRAN 2011-2012 Series A		2.50%		02/29/12	8,000,000	8,027,931

TRAN 2011-2012 Series B		2.50%		03/30/12	20,000,000	20,104,909

TRAN 2011-2012 Series C		2.50%		06/29/12	13,500,000	13,638,857

Los Angeles Dept of Airports
Airport CP Notes Series A&B	a	0.16%		02/08/12	40,000,000	40,000,000

Los Angeles Harbor Dept
CP Notes Series AB&C	b	0.23%		02/09/12	18,000,000	18,000,000

Los Angeles USD
TRAN 2011-2012 Series A		2.00%		08/01/12	125,000,000	126,259,645

San Jose
Airport Sub CP Notes Series A2a&b, B2	a	0.20%		01/18/12	14,209,000	14,209,000

South Coast Local Education Agencies
TRAN (Anaheim City SD) Series 2011A		2.00%		06/29/12	4,000,000	4,032,765

Victor Valley Community College District
GO Bonds Series 2009C	b,c	0.23%		01/25/12	21,290,000	21,290,000

						682,632,318

Colorado 0.2%
Colorado Springs
Hospital (Memorial Health) Refunding RB Series 2009	a,b,c	0.40%		02/23/12	6,838,000	6,838,000

Dawson Ridge Metropolitan District No. 1
Limited Tax Refunding Bonds Series 1992A	a,b,c	0.26%		02/02/12	8,835,000	8,835,000

Jefferson Cnty SD No. R1
TAN Series 2011A		1.50%		06/29/12	14,750,000	14,840,751

						30,513,751

District of Columbia 0.4%
District of Columbia
GO TRAN Fiscal Year 2012		2.00%		09/28/12	29,000,000	29,366,168

14 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (National Academy of Sciences) Series 2008A	a	0.21%		01/03/12	2,100,000	2,100,000

RB (National Academy of Sciences) Series 2008A	a	0.21%		01/17/12	8,900,000	8,900,000

Metropolitan Washington Airports Auth
Airport System RB Series 2005A		5.00%		10/01/12	8,145,000	8,415,130

Airport System RB Series 2007B		5.00%		10/01/12	5,000,000	5,170,379

						53,951,677

Florida 2.8%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands HealthCare) Series 2008A	a	0.21%		01/17/12	25,000,000	25,000,000

Health Facilities RB (Shands HealthCare) Series 2008A	a	0.23%		02/21/12	25,000,000	25,000,000

Health Facilities RB (Shands HealthCare) Series 2008B	a	0.23%		02/21/12	12,000,000	12,000,000

Cape Coral
CP Notes	a	0.23%		01/17/12	4,200,000	4,200,000

Florida Dept of Transportation
Turnpike RB Series 2006A	b,c	0.23%		01/19/12	7,260,000	7,260,000

Florida Local Government Finance Commission
CP Notes Series A1&B1	a	0.17%		02/08/12	20,618,000	20,618,000

Hillsborough Cnty
CP Series A	a	0.16%		01/26/12	30,000,000	30,000,000

Hillsborough Cnty School Board
Sales Tax Refunding RB Series 2007	a,b,c	0.26%		02/02/12	11,060,000	11,060,000

Lakeland
Energy System Refunding RB Series 2010	a,b,c	0.26%		04/19/12	26,810,000	26,810,000

Miami-Dade Cnty
Sub Special Obligation Bonds Series 2009	a,b,c	0.25%		05/09/12	23,670,000	23,670,000

Miami-Dade Cnty School Board
COP Series 2006A&B	a,b,c	0.33%		01/19/12	27,885,000	27,885,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.30%		03/08/12	28,445,000	28,445,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2010	a,f	1.00%		01/12/12	142,000,000	142,024,663

						383,972,663

Georgia 1.2%
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	13,000,000	13,000,000

Coweta Cnty Development Auth
RB (Piedmont Healthcare) Series 2010	a,b,c	0.25%		04/26/12	29,805,000	29,805,000

DeKalb Private Hospital Auth
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta) Series 2009	b,c	0.40%		02/23/12	12,395,000	12,395,000

Metropolitan Atlanta Rapid Transit Auth
Sales Tax Revenue CP (Third Indenture) Series 2007C2	b	0.19%		02/08/12	99,000,000	99,000,000

Valdosta & Lowndes Counties Hospital Auth
Revenue Certificates (South Georgia Medical Center) Series 2011B	b,c	0.23%		06/28/12	19,220,000	19,220,000

						173,420,000

Hawaii 0.1%
Honolulu
GO Bonds Series 2004B		5.00%		07/01/12	1,035,000	1,058,791

See financial notes 15

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Hawaii
RB Series 2006A	a,b,c	0.25%		05/03/12	14,500,000	14,500,000

						15,558,791

Illinois 0.4%
Illinois Finance Auth
CP Revenue Notes (Loyola Univ of Chicago)	a	0.14%		02/13/12	16,000,000	16,000,000

RB (Central DuPage Health) Series 2009B	b,c	0.23%		01/25/12	19,340,000	19,340,000

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	a,b,c	0.26%		02/02/12	15,985,000	15,985,000

						51,325,000

Indiana 0.8%
Indiana Finance Auth
Health System Refunding RB (Sisters of St. Francis Health Services) Series 2008C	b,c	0.23%		01/25/12	14,705,000	14,705,000

RB (Parkview Health) Series 2009A	a,b,c	0.26%		04/19/12	20,420,000	20,420,000

Refunding & RB (Trinity Health) Series 2009A	b,c	0.23%		01/25/12	24,090,000	24,090,000

Indiana Health Facility Financing Auth
RB (Ascension Health) Series 2001A2		3.75%		02/01/12	5,000,000	5,013,282

Indianapolis Local Public Improvement Bond Bank
Waterworks Project Bonds Series 2009A	a,b,c	0.25%		05/09/12	14,545,000	14,545,000

Middlebury Schools Building Corp
First Mortgage Bonds Series 2006A	a,b,c	0.31%		04/19/12	10,150,000	10,150,000

Whiting
Environmental Facilities RB (BP Products North America) Series 2005	a,b,c	0.26%		04/11/12	16,290,000	16,290,000

						105,213,282

Kentucky 0.1%
Lexington-Fayette Urban Cnty Government
Residential Facilities Refunding RB (Richmond Place Assoc) Series 1987	a	0.70%		04/01/12	8,010,000	8,010,000

Louisiana 0.3%
Louisiana State Univ & Agricultural & Mechanical College
Auxiliary RB Series 2006	a,b,c	0.31%		01/26/12	27,310,000	27,310,000

Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B	a	1.28%		03/15/12	16,400,000	16,400,000

						43,710,000

Maryland 0.3%
Maryland Community Development Admin
Housing RB Series 2006D&2007B	b,c	0.23%		01/19/12	8,995,000	8,995,000

Maryland Health & Higher Educational Facilities Auth
CP Revenue Notes (John Hopkins Health) Series E	a	0.20%		01/18/12	21,500,000	21,500,000

Mortgage RB (Western Maryland Health) Series 2006A	a,b,c	0.30%		03/08/12	14,020,000	14,020,000

						44,515,000

Massachusetts 0.2%
Boston Water & Sewer Commission
CP BAN Series A	a	0.23%		02/14/12	10,000,000	10,000,000

Longmeadow
GO BAN		1.25%		10/10/12	7,000,000	7,052,872

16 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Health & Educational Facilities Auth
RB (Partners HealthCare) Series 2008H1		0.16%		04/04/12	4,700,000	4,700,000

Quincy
GO BAN		1.25%		09/14/12	12,250,000	12,327,973

						34,080,845

Minnesota 0.3%
Minnesota HFA
Rental Housing Bonds Series 2006B, 2006C1&2007A1	b,c	0.25%		05/03/12	10,495,000	10,495,000

Western Minnesota Municipal Power Agency
Power Supply RB Series 2006A	a,b,c	0.37%		04/12/12	27,275,000	27,275,000

						37,770,000

Missouri 0.1%
St. Louis
General Revenue Fund TRAN Series 2011		2.00%		06/29/12	10,000,000	10,079,341

Nevada 0.6%
Clark Cnty
Airport Passenger Facility Charge RB Series 2007A2	a,b,c	0.34%		04/19/12	45,415,000	45,415,000

Limited Tax GO Bond Bank Bonds Series 2006	b,c	0.25%		05/03/12	17,300,000	17,300,000

Las Vegas Valley Water District
GO Limited Tax Water CP Series 2004B	b	0.19%		02/03/12	19,500,000	19,500,000

Truckee Meadows Water Auth
Water Revenue CP Series 2006B	a	0.21%		02/06/12	7,600,000	7,600,000

						89,815,000

New Jersey 0.9%
Cherry Hill Township
General & Sewer Capital BAN Series 2011		1.50%		10/17/12	12,000,000	12,103,161

East Brunswick
BAN		2.00%		04/13/12	8,225,000	8,252,986

Essex Cnty
BAN Series 2011		1.25%		09/28/12	18,500,000	18,639,279

Hudson Cnty Improvement Auth
Pooled Notes Series 2011 I1		2.00%		08/17/12	15,500,000	15,625,156

Monroe Township
BAN		2.00%		02/07/12	9,150,000	9,160,110

New Jersey
TRAN Series Fiscal 2012C		2.00%		06/21/12	38,000,000	38,312,276

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C	a,b,c	0.26%		02/02/12	695,000	695,000

Transportation System Bonds Series 2009A	a,b,c	0.25%		05/09/12	5,280,000	5,280,000

Readington Township
BAN		1.50%		02/02/12	17,100,000	17,114,602

						125,182,570

New York 4.7%
Albany Cnty
BAN 2011		1.25%		09/21/12	20,000,000	20,111,965

Bay Shore UFSD
TAN 2011-2012		2.00%		06/22/12	15,000,000	15,124,269

Commack UFSD
BAN 2011		1.25%		09/14/12	12,711,515	12,785,243

See financial notes 17

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Deer Park UFSD
TAN 2011-2012		1.25%		06/28/12	18,000,000	18,076,139

Eastport South Manor CSD
TAN 2011-2012		1.50%		06/22/12	14,000,000	14,076,071

Lindenhurst UFSD
TAN 2011-2012		1.25%		06/21/12	26,200,000	26,301,806

Metropolitan Transportation Auth
Transportation Revenue BAN Series CP2B	a	0.17%		02/09/12	19,300,000	19,300,000

New York City Housing Development Corp
M/F Housing RB Series 2011-I		0.32%		05/01/12	13,750,000	13,750,000

New York City Municipal Water Finance Auth
CP Notes Series 1		0.14%		02/15/12	10,000,000	10,000,000

CP Series 6		0.26%		01/13/12	90,000,000	90,000,000

CP Series 6		0.28%		01/20/12	46,145,000	46,145,000

Extendible CP Notes Series 7		0.17%	02/29/12	09/08/12	38,000,000	38,000,000

Extendible CP Notes Series 8		0.19%	01/19/12	07/23/12	34,175,000	34,175,000

New York Liberty Development Corp
Liberty Refunding RB (3 World Trade Center) Series 2011A	a	0.27%		11/08/12	50,000,000	50,000,000

New York State Power Auth
CP Series 1		0.18%	03/16/12	09/14/12	7,762,000	7,762,000

New York State Thruway Auth
General Revenue BAN Series 2011A		2.00%		07/12/12	89,800,000	90,587,301

Niagara Cnty
BAN Series 2011		1.50%		02/07/12	18,400,000	18,416,683

North Hempstead
RAN 2011		1.00%		09/28/12	9,150,000	9,194,513

North Tonawanda School District
BAN 2011		1.25%		09/20/12	9,927,477	9,989,066

Port Auth of New York & New Jersey
CP Series B		0.17%		05/09/12	12,910,000	12,910,000

Rensselaer Cnty
GO BAN 2011		1.50%		08/17/12	15,000,000	15,085,828

Rochester
BAN Series 2011-II		1.00%		08/16/12	22,000,000	22,074,965

BAN Series 2011-III		2.00%		06/29/12	14,000,000	14,106,575

Rockville Centre UFSD
TAN 2011		1.25%		06/22/12	12,000,000	12,043,477

South Country CSD
TAN 2011		1.50%		06/28/12	15,800,000	15,865,490

Tarrytown
BAN Series 2011D		1.50%		10/19/12	8,000,000	8,078,408

						643,959,799

North Carolina 0.1%
Union Cnty
COP Series 2006	a,b,c	0.31%		04/19/12	10,265,000	10,265,000

Ohio 0.8%
Cleveland
Airport System RB Series 2000C	a,b,c	0.37%		04/12/12	31,105,000	31,105,000

Cuyahoga Cnty
RB (Cleveland Clinic) Series 2004B2	b	0.17%		02/08/12	57,835,000	57,835,000

18 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A	b,c	0.25%		05/09/12	20,000,000	20,000,000

						108,940,000

Oklahoma 0.1%
Oklahoma Development Finance Auth
Continuing Care Retirement Community RB (Inverness Village) Series 2002A	a	8.00%		02/01/12	11,730,000	12,158,003

Oregon 0.1%
Oregon
TAN Series 2011A		2.00%		06/29/12	22,050,000	22,241,835

Pennsylvania 0.2%
Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	a,b,c	0.40%		02/23/12	6,995,000	6,995,000

Philadelphia
TRAN 2011-2012 Series A		2.00%		06/29/12	17,000,000	17,137,625

						24,132,625

Rhode Island 0.2%
Rhode Island
GO TAN Fiscal Year 2012		2.00%		06/29/12	27,000,000	27,225,220

South Carolina 0.1%
Greenwood Cnty
Hospital Facilities RB (Self Regional Healthcare) Series 2009	a,b,c	0.40%		02/23/12	7,410,000	7,410,000

Tennessee 0.1%
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A	b	0.18%		02/03/12	2,500,000	2,500,000

Water & Sewer Revenue CP Series B	b	0.18%		02/03/12	12,500,000	12,500,000

						15,000,000

Texas 3.9%
Austin
Water & Wastewater System Refunding RB Series 2006A	b,c	0.25%		05/03/12	17,064,000	17,064,000

Cypress-Fairbanks ISD
Unlimited Tax GO Bonds Series 2005A	a,b,c	0.25%		05/03/12	14,610,000	14,610,000

Dallas Area Rapid Transit
Sr Sub Lien Sales Tax Revenue CP Notes Series 2001	b	0.22%		01/12/12	5,000,000	5,000,000

Grapevine Industrial Development Corp
Airport RB (Singer Co) Series 1983A	a	0.60%		04/01/12	19,000,000	19,000,000

Harris Cnty
Toll Road Sr Lien Refunding RB Series 2011A		2.00%		08/15/12	37,000,000	37,396,115

Unlimited Tax Road & Refunding Bonds Series 2006B	b,c	0.26%		04/19/12	27,330,000	27,330,000

Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		0.38%		02/02/12	10,000,000	10,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.28%		03/05/12	18,000,000	18,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.27%		06/11/12	20,000,000	20,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.28%		07/10/12	50,000,000	50,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.28%		04/05/12	5,000,000	5,000,000

See financial notes 19

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Refunding RB (Methodist Hospital) Series 2009C2		0.28%		05/03/12	10,000,000	10,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.28%		08/06/12	20,000,000	20,000,000

Houston
GO CP Notes Series E2	b	0.18%		02/08/12	15,000,000	15,000,000

Houston Combined Utility System
First Lien Refunding RB Series 2010C		5.00%		11/15/12	11,445,000	11,916,002

Jefferson Cnty Industrial Development Corp
RB (Jefferson Refinery) Series 2010	a	0.35%		02/28/12	10,000,000	10,000,000

RB (Jefferson Refinery) Series 2010	a	0.50%		03/29/12	96,000,000	96,000,000

Lower Colorado River Auth
CP Notes Series A	b	0.18%		02/07/12	18,900,000	18,900,000

CP Notes Series A	b	0.18%		02/22/12	10,200,000	10,200,000

Transmission Contract Refunding RB Series 2009	a,b,c	0.23%		01/25/12	14,620,000	14,620,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	a,b,c	0.23%		01/25/12	7,495,000	7,495,000

San Antonio
Tax & Revenue Certificates of Obligation Series 2006	b,c	0.23%		01/19/12	43,000	43,000

Texas
TRAN CP Notes Series 2011B		0.20%		02/22/12	16,000,000	16,000,000

TRAN CP Notes Series 2011B		0.21%		03/06/12	15,000,000	15,000,000

TRAN Series 2011A		2.50%		08/30/12	25,000,000	25,374,256

Texas Public Finance Auth
Revenue CP Notes Series 2003	b	0.15%		04/05/12	40,000,000	40,000,000

						533,948,373

Utah 0.4%
Riverton
Hospital RB (IHC Health Services) Series 2009	b,c	0.23%		01/25/12	18,695,000	18,695,000

Utah Transit Auth
Sales Tax RB Series 2008A	b,c	0.23%		01/25/12	39,310,000	39,310,000

						58,005,000

Virginia 0.1%
Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2007A4		3.50%		04/01/12	3,375,000	3,397,472

Commonwealth Mortgage Bonds Series 2007A5		3.75%		01/01/12	7,590,000	7,590,000

						10,987,472

Washington 0.8%
Energy Northwest
Electric Refunding RB (Project No. 1) Series 2010A		3.00%		07/01/12	100,000	101,190

King Cnty
Sewer RB Series 2002A	a	5.00%		01/01/12	10,405,000	10,405,000

Port of Seattle
Refunding RB Series 2011B		2.00%		09/01/12	2,700,000	2,729,909

Port of Tacoma
Sub Lien Revenue CP Notes Series 2002A&B	a	0.27%		01/12/12	27,000,000	27,000,000

Snohomish Cnty Public Utility District No. 1
Electric System Refunding RB Series 2011		2.00%		12/01/12	5,805,000	5,893,992

Univ of Washington
General Revenue Notes Series A		0.14%		04/05/12	50,000,000	50,000,000

20 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Washington
Motor Vehicle Fuel Tax GO Bonds Series 2012C	b,c	0.23%		06/28/12	18,780,000	18,780,000

						114,910,091

Wisconsin 1.2%
Racine USD
TRAN		1.50%		06/28/12	10,000,000	10,053,487

Wisconsin
GO CP Notes 2005A	b	0.14%		02/07/12	4,999,000	4,999,000

GO CP Notes 2006A	b	0.18%		02/06/12	46,537,000	46,537,000

GO CP Notes 2006A	b	0.14%		02/07/12	16,462,000	16,462,000

GO CP Notes 2006A	b	0.16%		02/07/12	250,000	250,000

Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2010C	a	0.20%		01/23/12	38,405,000	38,405,000

RB (Aurora Health Care) Series 2010C	a	0.22%		01/24/12	45,000,000	45,000,000

						161,706,487

Total Fixed-Rate Securities
(Cost $3,767,770,143)						3,767,770,143

Variable-Rate Securities 72.5% of net assets

Alabama 1.8%
Alabama
GO Bonds Series 2007A	b,c	0.13%		01/06/12	12,652,000	12,652,000

Alabama HFA
M/F Housing RB (Chapel Ridge Apts) Series 2005E	a	0.18%		01/06/12	11,000,000	11,000,000

M/F Housing Refunding RB (Hunter Ridge Apts) Series 2005F	a	0.18%		01/06/12	10,550,000	10,550,000

Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a	0.11%		01/06/12	19,960,000	19,960,000

Municipal Funding Notes Series 2008A, 2009B&2010A	a	0.11%		01/06/12	4,055,000	4,055,000

Alabama State Univ
General Tuition & Fee RB Series 2006	a,b,c	0.09%		01/06/12	13,475,000	13,475,000

Decatur IDB
Exempt Facilities Refunding RB (Nucor Steel Decatur) Series 2003A		0.16%		01/06/12	15,790,000	15,790,000

Hoover
GO Sewer Warrants Series 2007	a,b,c	0.09%		01/06/12	11,860,000	11,860,000

Jackson IDB
IDRB (Specialty Minerals) Series 1999	a	0.13%		01/06/12	8,200,000	8,200,000

Millport IDA
IDRB (Steel Dust Recycling) Series 2011	a	0.19%		01/06/12	10,000,000	10,000,000

RB (Steel Dust Recycling) Series 2007	a	0.19%		01/06/12	5,685,000	5,685,000

Mobile Cnty IDA
Gulf Opportunity RB (SSAB Alabama) Series 2010B	a	0.18%		01/06/12	40,000,000	40,000,000

Mobile IDB
Pollution Control Refunding RB (Alabama Power) Series 1993A		0.12%		01/06/12	12,100,000	12,100,000

Montgomery Cnty Public Building Auth
Revenue Warrants Series 2006	a,b,c	0.09%		01/06/12	10,650,000	10,650,000

Montgomery Downtown Redevelopment Auth
RB (Southern Poverty Law Center) Series 2000		0.22%		01/06/12	15,000,000	15,000,000

Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2008C	a	0.17%		01/06/12	10,000,000	10,000,000

See financial notes 21

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011A	a	0.17%		01/06/12	30,000,000	30,000,000

						240,977,000

Alaska 0.2%
Alaska Housing Finance Corp
Collateralized Bonds First Series 2006A2	b,c	0.26%		01/06/12	5,440,000	5,440,000

Home Mortgage RB Series 2002A	b	0.08%		01/03/12	1,000,000	1,000,000

Alaska Industrial Development & Export Auth
RB (Providence Health & Services) Series 2011A	b,c	0.11%		01/06/12	8,680,000	8,680,000

Valdez
Marine Terminal Refunding RB (BP Pipelines) Series 2003B	a,b,c	0.11%		01/06/12	3,200,000	3,200,000

Marine Terminal Refunding RB (Exxon Pipeline) Series 1993C		0.03%		01/03/12	4,765,000	4,765,000

						23,085,000

Arizona 1.4%
Arizona Health Facilities Auth
RB (The Terraces) Series 2003B1	a	0.26%		01/06/12	9,360,000	9,360,000

Arizona Transportation Board
Highway Sub RB Series 2011A	b,c	0.11%		01/06/12	5,250,000	5,250,000

Chandler IDA
RB (Intel Corp) Series 2007	a,b,c,f	0.28%		01/06/12	117,995,000	117,995,000

Maricopa Cnty IDA
Solid Waste Disposal RB (Michael Pylman Dairy) Series 2005	a	0.15%		01/06/12	6,750,000	6,750,000

Tempe IDA
Sr Living RB (Friendship Village of Tempe) Series 2002C	a	0.29%		01/06/12	40,785,000	40,785,000

Yuma Municipal Property Corp
Utility System Sr Lien RB Series 2007	a,b,c	0.09%		01/06/12	6,915,000	6,915,000

						187,055,000

California 1.8%
Alameda Cnty IDA
RB (Aitchison Family) Series 1993A	a	0.12%		01/06/12	1,280,000	1,280,000

RB (BAT Properties) Series 1998A	a	0.90%		01/06/12	4,100,000	4,100,000

RB (Golden West Paper Converting Corp) Series 2008A	a	0.17%		01/06/12	3,315,000	3,315,000

RB (Heat & Control) Series 1995A	a	0.14%		01/06/12	3,800,000	3,800,000

California
Economic Recovery Bonds Series 2004C1	a	0.04%		01/03/12	700,000	700,000

California Enterprise Development Finance Auth
RB (Ramar Int’l) Series 2008A	a	0.35%		01/06/12	8,220,000	8,220,000

California HFA
Home Mortgage RB Series 2008F	a	0.07%		01/06/12	2,800,000	2,800,000

California Infrastructure & Economic Development Bank
IDRB (Murrietta Circuits) Series 2000A	a	0.14%		01/06/12	2,855,000	2,855,000

California Pollution Control Financing Auth
Pollution Control RB (Evergreen Oil) Series 2006A	a	0.64%		01/06/12	4,830,000	4,830,000

RB (Hilmar Cheese) Series 2010	a	0.15%		01/06/12	4,410,000	4,410,000

Solid Waste Disposal RB (Athens Services) Series 2010	a	0.10%		01/06/12	7,000,000	7,000,000

Solid Waste Disposal RB (Blue Line Transfer) Series 1999A	a	0.17%		01/06/12	4,900,000	4,900,000

Solid Waste Disposal RB (Blue Line Transfer) Series 2001A	a	0.17%		01/06/12	1,790,000	1,790,000

Solid Waste Disposal RB (EDCO Disposal) Series 1996A	a	0.14%		01/06/12	5,640,000	5,640,000

Solid Waste Disposal RB (EDCO Disposal) Series 2004A	a	0.14%		01/06/12	5,700,000	5,700,000

Solid Waste Disposal RB (GreenWaste of Palo Alto) Series 2008B	a	0.17%		01/06/12	8,255,000	8,255,000

22 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a	0.17%		01/06/12	1,640,000	1,640,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a	0.17%		01/06/12	13,555,000	13,555,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2008A	a	0.17%		01/06/12	12,205,000	12,205,000

Solid Waste Disposal RB (MarBorg Industries) Series 2000A	a	0.17%		01/06/12	2,020,000	2,020,000

Solid Waste Disposal RB (MarBorg Industries) Series 2002	a	0.17%		01/06/12	2,735,000	2,735,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a	0.17%		01/06/12	2,655,000	2,655,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a	0.17%		01/06/12	9,790,000	9,790,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a	0.17%		01/06/12	315,000	315,000

Delano
COP (Delano Regional Medical Center)	a	0.22%		01/06/12	11,765,000	11,765,000

Eastern Municipal Water District
Refunding Revenue COP Series 2008E	b	0.07%		01/06/12	20,000,000	20,000,000

Huntington Park Redevelopment Agency
M/F Housing RB (Casa Rita Apts) Series 1994A	a	0.10%		01/06/12	4,600,000	4,600,000

Long Beach Community College District
GO Bonds Series 2007D	a,b,c	0.10%		01/06/12	11,190,000	11,190,000

Los Angeles Dept of Airports
Airport Sr RB Series 2010A	b,c	0.16%		01/06/12	3,330,000	3,330,000

Los Angeles Dept of Water & Power
Power System RB Series 2005A2	b,c	0.16%		01/06/12	4,000,000	4,000,000

Los Angeles Municipal Improvement Corp
Lease RB Series 2006A	a,b,c	0.13%		01/06/12	19,480,000	19,480,000

Mansfield ISD
Unlimited Tax RB Bonds Series 2006	a,b,c	0.16%		01/06/12	8,495,000	8,495,000

Monterey Peninsula Water Management District
COP (Wastewater Reclamation) Series 1992	a	0.15%		01/06/12	5,600,000	5,600,000

Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum) Series 2000C1	a	0.08%		01/06/12	35,000	35,000

Palomar Community College District
GO Bonds Series 2006B	a,b,c	0.10%		01/06/12	5,000,000	5,000,000

Pittsburg Public Financing Auth
Water Refunding RB Series 2008	a	0.60%		01/06/12	11,700,000	11,700,000

Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	b,c	0.48%		01/06/12	2,755,000	2,755,000

San Francisco Airport Commission
Refunding RB Second Series 2010A2	a	0.09%		01/06/12	22,500,000	22,500,000

						244,960,000

Colorado 2.1%
Arapahoe Cnty
Refunding IDRB (Denver Jetcenter) Series 1997	a	0.55%		01/01/12	3,500,000	3,500,000

Aurora
First Lien Sewer Improvement RB Series 2006	a,b,c	0.09%		01/06/12	15,065,000	15,065,000

Colorado Health Facilities Auth
RB (Sisters of Charity of Leavenworth Health) Series 2010B	b,c	0.10%		01/06/12	4,035,000	4,035,000

Colorado Housing & Finance Auth
S/F Mortgage Class I Bonds Series 2002A2	a	0.13%		01/06/12	3,960,000	3,960,000

S/F Mortgage Class I Bonds Series 2003C2	b	0.11%		01/06/12	16,290,000	16,290,000

S/F Mortgage Class I Bonds Series 2004B2	b	0.11%		01/06/12	32,290,000	32,290,000

S/F Mortgage Class I Bonds Series 2005A2	b	0.11%		01/06/12	9,000,000	9,000,000

See financial notes 23

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
S/F Mortgage Class I Bonds Series 2006A3	b	0.12%		01/06/12	23,000,000	23,000,000

S/F Mortgage Class I Bonds Series 2007A2	b	0.12%		01/06/12	12,000,000	12,000,000

Colorado Regional Transportation District
Sales Tax RB Series 2006A	b,c	0.16%		01/06/12	11,500,000	11,500,000

Sales Tax Refunding RB Series 2005A	b,c	0.12%		01/06/12	2,850,000	2,850,000

Sales Tax Refunding RB Series 2007A	b,c	0.10%		01/06/12	39,615,000	39,615,000

Commerce City Northern Infrastructure General Improvement District
GO Bonds Series 2006	a	0.14%		01/06/12	9,825,000	9,825,000

Denver
Airport System RB Bonds Series 2008C2&C3	a,b,c	0.13%		01/06/12	20,000,000	20,000,000

Airport System RB Series 1992G	a	0.23%		01/06/12	9,950,000	9,950,000

Airport System RB Series 2007D	a,b,c	0.28%		01/06/12	12,320,000	12,320,000

Refunding COP Series 2008A1	b	0.07%		01/03/12	37,315,000	37,315,000

Refunding COP Series 2008A3	b	0.07%		01/03/12	12,430,000	12,430,000

Fort Collins
Pollution Control Refunding RB (Anheuser-Busch) Series 2007	a,b,c	0.11%		01/06/12	7,830,000	7,830,000

						282,775,000

Connecticut 0.1%
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2011E4	b	0.08%		01/03/12	20,000,000	20,000,000

District of Columbia 1.1%
District of Columbia
GO Bonds Series 2008E	a,b,c	0.20%		01/06/12	6,030,000	6,030,000

RB (American Psychological Assoc) Series 2003		0.28%		01/06/12	2,395,000	2,395,000

RB (Catholic Univ of America) Series 2007	a,b,c	0.11%		01/06/12	9,390,000	9,390,000

RB (KIPP DC) Series 2008	a	0.11%		01/06/12	7,685,000	7,685,000

Metropolitan Washington Airports Auth
Airport System RB Series 2003D1	a	0.14%		01/06/12	27,655,000	27,655,000

Airport System RB Series 2004B	b,c	0.20%		01/06/12	4,060,000	4,060,000

Airport System RB Series 2005A	b,c	0.16%		01/06/12	12,430,000	12,430,000

Airport System RB Series 2006B	b,c	0.20%		01/06/12	11,695,000	11,695,000

Airport System RB Series 2007B	b,c	0.28%		01/06/12	23,995,000	23,995,000

Airport System RB Series 2008A	b,c	0.27%		01/06/12	8,020,000	8,020,000

Airport System RB Series 2008A	b,c	0.28%		01/06/12	26,895,000	26,895,000

Airport System Refunding RB Series 2003A	a,b,c	0.28%		01/06/12	9,280,000	9,280,000

						149,530,000

Florida 4.1%
Brevard Cnty HFA
M/F Housing Refunding RB (Shore View Apts) Series 1995	a	0.12%		01/06/12	1,900,000	1,900,000

Broward Cnty HFA
M/F Housing RB (Sawgrass Pines Apts) Series 1993A	a	0.12%		01/06/12	12,000,000	12,000,000

Cape Coral
Water & Sewer Refunding RB Series 2011A	a,b,c	0.11%		01/06/12	10,110,000	10,110,000

Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts) Series 2001A	a	0.11%		01/06/12	3,800,000	3,800,000

Florida Housing Finance Corp
Housing RB (Caribbean Key Apts) Series 1996F	a	0.12%		01/06/12	280,000	280,000

Housing RB (Heritage Pointe Apts) Series 1999I-1	a	0.12%		01/06/12	10,830,000	10,830,000

24 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing RB (Tiffany Club Apts) Series 1996P	a	0.12%		01/06/12	6,250,000	6,250,000

Housing RB (Timberline Apts) Series 1999P	a	0.12%		01/06/12	6,435,000	6,435,000

M/F Mortgage RB (Clear Harbor Apts) Series 2007H	a	0.12%		01/06/12	3,295,000	3,295,000

M/F Mortgage RB (Lakeshore Apts) Series 2004H	a	0.12%		01/06/12	7,800,000	7,800,000

M/F Mortgage RB (Lynn Lake Apts) Series 2005B1	a	0.12%		01/06/12	20,315,000	20,315,000

M/F Mortgage RB (Spring Haven Apts) Series 2004F	a	0.12%		01/06/12	6,200,000	6,200,000

M/F Mortgage RB (Spring Haven Apts) Series 2006G	a	0.12%		01/06/12	3,860,000	3,860,000

M/F Mortgage RB (Wellesley Apts) Series 2003O	a	0.15%		01/06/12	4,430,000	4,430,000

Florida Ports Financing Commission
Refunding RB Series 2011B	b,c	0.15%		01/06/12	4,400,000	4,400,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2003B	b,c	0.10%		01/06/12	8,000,000	8,000,000

Public Education Capital Outlay Bonds Series 2007B&C	b,c	0.11%		01/06/12	5,680,000	5,680,000

Fort Pierce Redevelopment Agency
Redevelopment RB Series 2006	a,b,c	0.12%		01/06/12	3,885,000	3,885,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2006C&G	b,c	0.12%		01/06/12	2,500,000	2,500,000

Hillsborough Cnty
Solid Waste & Resource Recovery RB Series 2006A	a,b,c	0.11%		01/06/12	9,565,000	9,565,000

Hillsborough Cnty HFA
M/F Housing RB (Lake Kathy Apts) Series 2005	a	0.12%		01/06/12	20,670,000	20,670,000

M/F Housing RB (Meridian Pointe Apts) Series 2005	a	0.17%		01/06/12	6,490,000	6,490,000

Hillsborough Cnty IDA
RB (Independent Day School) Series 2000	a	0.39%		01/06/12	600,000	600,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School) Series 2002	a	0.29%		01/06/12	2,650,000	2,650,000

JEA
Electric System RB Series Three 2008A	b	0.06%		01/06/12	9,800,000	9,800,000

Miami-Dade Cnty
Aviation RB (Miami Int’l Airport) Series 2007A	a,b,c	0.28%		01/06/12	59,490,000	59,490,000

Water & Sewer System RB Series 2010	b,c	0.13%		01/06/12	8,185,000	8,185,000

Water & Sewer System RB Series 2010	b,c	0.20%		01/06/12	2,735,000	2,735,000

Miami-Dade Cnty Expressway Auth
Toll System RB Series 2006	a,b,c	0.11%		01/06/12	35,000,000	35,000,000

Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety) Series 1999A	a	0.17%		01/06/12	20,210,000	20,210,000

Airport Facility RB (FlightSafety) Series 1999B	a	0.17%		01/06/12	20,230,000	20,230,000

IDRB (Tarmac America) Series 2004	a	0.20%		01/06/12	2,600,000	2,600,000

RB (Gulliver Schools) Series 2000	a	0.28%		01/06/12	8,800,000	8,800,000

Ocean Highway & Port Auth
RB Series 1990	a	0.15%		01/06/12	8,700,000	8,700,000

Okeechobee Cnty
IDRB (Okeechobee Landfill) Series 1999	a	0.14%		01/06/12	15,000,000	15,000,000

Orange Cnty HFA
M/F Housing RB (Charleston Club Apts) Series 2001A	a	0.11%		01/06/12	12,330,000	12,330,000

M/F Housing RB (Laurel Oaks Apts II) Series 2007H	a	0.13%		01/06/12	7,670,000	7,670,000

M/F Housing RB (Laurel Oaks Apts) Series 2007G	a	0.13%		01/06/12	8,310,000	8,310,000

M/F Housing RB (Lee Vista Club Apts) Series 2004A	a	0.12%		01/06/12	14,700,000	14,700,000

M/F Housing RB (Mystic Cove Apts) Series 2002E	a	0.12%		01/06/12	8,640,000	8,640,000

M/F Housing RB (The Cove At Lady Lake Apts) Series 2005A	a	0.12%		01/06/12	9,300,000	9,300,000

Orange Cnty IDA
RB (Foundation Academy of Winter Garden) Series 2007	a	0.13%		01/06/12	9,075,000	9,075,000

See financial notes 25

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Orlando Utilities Commission
Utility System Refunding RB Series 2011A	d	0.21%		07/27/12	10,000,000	10,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.11%		01/06/12	25,000,000	25,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a	0.20%		01/06/12	2,500,000	2,500,000

Refunding RB (Pine Crest Preparatory School) Series 2008	a	0.23%		01/06/12	18,000,000	18,000,000

Palm Beach Cnty HFA
M/F Housing Refunding RB (Spinnaker Landing Apts) Series 1998	a	0.13%		01/06/12	2,145,000	2,145,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2009A	a,b,c	0.10%		01/06/12	4,545,000	4,545,000

Refunding RB Series 2011	b,c	0.10%		01/06/12	8,000,000	8,000,000

Pinellas Cnty Educational Facility Auth
Refunding RB (Shorecrest Preparatory School) Series 2007	a	0.11%		01/06/12	9,010,000	9,010,000

Pinellas Cnty HFA
M/F Housing RB (Bayside Court) Series 2011	a	0.10%		01/06/12	10,250,000	10,250,000

Pinellas Cnty Industry Council
RB (Operation Par) Series 1999	a	0.24%		01/06/12	1,510,000	1,510,000

Polk Cnty
Utility System RB Series 2004A	a,b,c	0.11%		01/06/12	5,000,000	5,000,000

Sarasota Cnty Public Hospital District
Hospital Refunding RB (Sarasota Memorial Hospital) Series 2008B	a	0.06%		01/03/12	8,200,000	8,200,000

South Florida Water Management District
COP Series 2006	b,c	0.12%		01/06/12	9,760,000	9,760,000

South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007	b,c	0.10%		01/06/12	20,000,000	20,000,000

St. Johns Cnty
Water & Sewer Refunding RB Series 2006	a,b,c	0.09%		01/06/12	10,810,000	10,810,000

						567,450,000

Georgia 1.3%
Atlanta Urban Residential Finance Auth
M/F Housing RB (Capitol Gateway Apts) Series 2005	a	0.12%		01/06/12	2,825,000	2,825,000

M/F Housing RB (M St Apts) Series 2003	a	0.15%		01/06/12	21,000,000	21,000,000

M/F Housing RB (New Community at East Lake) Series 1996	a	0.44%		01/06/12	5,600,000	5,600,000

Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009		0.18%		01/06/12	5,000,000	5,000,000

Clayton Cnty Housing Auth
M/F Housing RB (Hyde Park Club Apts) Series 1997	a	0.13%		01/06/12	10,695,000	10,695,000

Cobb Cnty Housing Auth
M/F Housing RB (Walton Green Apts) Series 1995	a	0.14%		01/06/12	13,500,000	13,500,000

Cobb Cnty Kennestone Hospital Auth
Revenue Anticipation Certificates Series 2011	a,b,c	0.11%		01/06/12	12,215,000	12,215,000

DeKalb Cnty Housing Auth
M/F Housing RB (Brittany Apts) Series 2001	a	0.24%		01/06/12	7,200,000	7,200,000

East Point Housing Auth
M/F Housing RB (Eagles Creste Apts) Series 2003	a	0.18%		01/06/12	12,525,000	12,525,000

Fulton Cnty Housing Auth
M/F Housing RB (Walton Lakes Apts) Series 2008A	a	0.11%		01/06/12	8,900,000	8,900,000

Georgia
GO Refunding Bonds Series 2005B	b,c	0.12%		01/06/12	8,000,000	8,000,000

26 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Kennesaw Development Auth
M/F Housing RB (Walton Ridenour Apts) Series 2004	a	0.11%		01/06/12	7,500,000	7,500,000

Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts) Series 2002	a	0.12%		01/06/12	7,200,000	7,200,000

Marietta Housing Auth
M/F Housing RB (Walton Village Apts) Series 2005	a	0.18%		01/06/12	14,300,000	14,300,000

McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts) Series 2008	a	0.12%		01/06/12	6,300,000	6,300,000

Private Colleges & Universities Auth
RB (Emory Univ) Series 2011A	b,c	0.11%		01/06/12	4,865,000	4,865,000

Summerville Development Auth
RB (Image Industries) Series 1997	a,c	0.22%		01/06/12	11,000,000	11,000,000

Webster Cnty IDA
IDRB (Tolleson Lumber) Series 1999	a	0.19%		01/06/12	2,400,000	2,400,000

Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies) Series 2007	a	0.40%		01/06/12	7,780,000	7,780,000

Worth Cnty IDA
Refunding IDRB (Seabrook Peanut) Series 1996B	a	0.11%		01/06/12	3,300,000	3,300,000

						172,105,000

Hawaii 0.1%
Hawaii
GO Refunding Bonds Series 2011DZ	b,c	0.16%		01/06/12	4,000,000	4,000,000

Honolulu
GO Bonds Series 2005AC&D	b,c	0.12%		01/06/12	8,400,000	8,400,000

Wastewater System RB Sr Series 2011A	b,c	0.11%		01/06/12	5,690,000	5,690,000

						18,090,000

Idaho 0.2%
Lemhi Cnty Industrial Development Corp
Recovery Zone Facility RB (Formation Capital Corp) Series 2010	a	0.15%		01/06/12	32,000,000	32,000,000

Illinois 4.1%
Aurora
Collateralized S/F Mortgage RB Series 2007D1	a,b,c	0.28%		01/06/12	10,715,000	10,715,000

Carol Stream
M/F Housing Refunding RB (St. Charles Square) Series 1997	a	0.12%		01/06/12	4,415,000	4,415,000

Chicago
General Airport (O’Hare) Third Lien RB Series 2005D	a	0.09%		01/06/12	68,000,000	68,000,000

GO Project & Refunding Bonds Series 2003B1	b	0.08%		01/03/12	5,855,000	5,855,000

GO Project & Refunding Bonds Series 2006A	b,c	0.17%		01/06/12	15,975,000	15,975,000

GO Project & Refunding Bonds Series 2007A	b,c	0.13%		01/06/12	7,990,000	7,990,000

GO Refunding Bonds Series 2005B	b,c	0.16%		01/06/12	14,975,000	14,975,000

GO Refunding Bonds Series 2008A	b,c	0.12%		01/06/12	21,780,000	21,780,000

Sales Tax RB Series 2011A	b,c	0.11%		01/06/12	10,690,000	10,690,000

Wastewater Transmission Refunding Second Lien RB Series 2006A&B	a,b,c	0.09%		01/06/12	22,475,000	22,475,000

Chicago Board of Education
Unlimited Tax GO Refunding Bonds Series 2008C	b,c	0.11%		01/06/12	16,480,000	16,480,000

Chicago Transit Auth
Sales Tax Receipts RB Series 2011	b,c	0.12%		01/06/12	8,980,000	8,980,000

Cook Cnty
RB (Catholic Theological Union) Series 2005	a	0.14%		01/06/12	2,500,000	2,500,000

See financial notes 27

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
East Dundee
IDRB (Otto Engineering) Series 1998	a	0.44%		01/06/12	975,000	975,000

Illinois Finance Auth
IDRB (Bison Gear & Engineering) Series 2010	a	0.12%		01/06/12	8,460,000	8,460,000

M/F Housing RB (Autumn Ridge Apts) Series 2005A	a	0.12%		01/06/12	6,165,000	6,165,000

M/F Housing RB (New Vistas II Apts) Series 2004	a	0.12%		01/06/12	8,500,000	8,500,000

Pollution Control RB (A.E. Staley Manufacturing) Series 1985	a	0.23%		01/06/12	7,500,000	7,500,000

Qualified Residential Rental Bonds (River Oaks) Series 1989	a	0.11%		01/06/12	32,000,000	32,000,000

RB (Catholic Charities Housing) Series 1993A	a	0.12%		01/06/12	9,160,000	9,160,000

RB (Catholic Charities Housing) Series 1993B	a	0.12%		01/06/12	910,000	910,000

RB (F.C. Harris Pavilion) Series 1994	a	0.12%		01/06/12	21,410,000	21,410,000

RB (Korex) Series 1990	a	0.41%		01/06/12	4,000,000	4,000,000

RB (Lake Forest Academy) Series 1994	a	0.12%		01/06/12	4,000,000	4,000,000

RB (Lake Forest College) Series 2008	a	0.12%		01/06/12	2,500,000	2,500,000

RB (Northwestern Memorial Hospital) Series 2009A	b,c	0.10%		01/06/12	6,000,000	6,000,000

RB (Regency Park at Lincolnwood) Series 1991B	a,b,c	0.10%		01/06/12	17,370,000	17,370,000

RB (Rest Haven Christian Services) Series 2004B	a	0.26%		01/06/12	2,845,000	2,845,000

RB (Rest Haven Christian Services) Series 2004C	a	0.26%		01/06/12	6,310,000	6,310,000

RB (Richard H. Driehaus Museum) Series 2005	a	0.12%		01/06/12	3,800,000	3,800,000

RB (Riverside Health System) Series 2004	a	0.10%		01/06/12	2,050,000	2,050,000

RB (St. Ignatius College Prep) Series 2002	a	0.12%		01/06/12	2,800,000	2,800,000

Refunding RB (North Shore Univ Health System) Series 2010	b,c	0.10%		01/06/12	3,000,000	3,000,000

Illinois Housing Development Auth
Homeowner Mortgage RB Series 2006A2	b,c	0.14%		01/06/12	19,830,000	19,830,000

M/F Housing RB (Spring Creek Towers) Series 2004	a	0.29%		01/06/12	5,600,000	5,600,000

M/F Mortgage Refunding RB (Hyde Park Tower Apts) Series 2000A	a	0.21%		01/06/12	11,215,000	11,215,000

Illinois Regional Transportation Auth
GO Bonds Series 2002A	a,b,c	0.09%		01/06/12	9,325,000	9,325,000

GO Bonds Series 2005A	b,c	0.10%		01/06/12	28,520,000	28,520,000

GO Bonds Series 2006A	b,c	0.12%		01/06/12	12,680,000	12,680,000

GO Bonds Series 2006A	b,c	0.16%		01/06/12	22,365,000	22,365,000

Illinois Toll Highway Auth
Sr Priority RB Series 2005A	b,c	0.16%		01/06/12	10,485,000	10,485,000

Sr Priority RB Series 2006A1	b,c	0.16%		01/06/12	8,235,000	8,235,000

Palatine
Special Facility RB (Little City for Community Development) Series 1998	a	0.21%		01/06/12	5,000,000	5,000,000

Rockford
IDRB (Rockford Industrial Welding Supply) Series 1996	a	0.35%		01/06/12	2,000,000	2,000,000

Southwestern Illinois Development Auth
Refunding IDRB (Holten Meat) Series 2004	a	0.15%		01/06/12	6,860,000	6,860,000

St. Clair Cnty
Industrial Building Refunding RB (Winchester Apts) Series 1994	a	0.10%		01/06/12	15,550,000	15,550,000

Univ of Illinois
Auxiliary Facilities System RB Series 2006	b,c	0.10%		01/06/12	24,660,000	24,660,000

Upper Illinois River Valley Development Auth
M/F Housing RB (Morris Supportive Living) Series 2007	a	0.36%		01/06/12	4,000,000	4,000,000

Will Cnty
Environmental Facilities RB (ExxonMobil) Series 2001		0.03%		01/03/12	19,585,000	19,585,000

28 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Yorkville
IDRB (F.E. Wheaton & Co) Series 1996	a	0.35%		01/06/12	600,000	600,000

						567,095,000

Indiana 0.8%
Columbia City
RB (Precision Plastics) Series 1997	a	0.41%		01/06/12	1,200,000	1,200,000

Indiana Finance Auth
IDRB (Big Sky Park) Series 1999	a	0.84%		01/06/12	2,760,000	2,760,000

Indiana Housing & Community Development Agency
S/F Mortgage RB Series 2006A2	b	0.10%		01/06/12	29,170,000	29,170,000

S/F Mortgage RB Series 2006D1	b,c	0.23%		01/06/12	3,410,000	3,410,000

S/F Mortgage RB Series 2007A	b,c	0.21%		01/06/12	3,910,000	3,910,000

Indiana Municipal Power Agency
Power Supply System RB Series 2006A	a,b,c	0.11%		01/06/12	25,185,000	25,185,000

Lafayette
Solid Waste Disposal RB (Tate & Lyle Ingredients Americas) Series 2006	a	0.33%		01/06/12	24,200,000	24,200,000

Rockport
Pollution Control Refunding RB (American Electric Power) Series 1995A	a	0.10%		01/06/12	8,500,000	8,500,000

Pollution Control Refunding RB (American Electric Power) Series 1995B	a	0.10%		01/06/12	8,500,000	8,500,000

St. Joseph Cnty
RB (Western Manor Apts) Series 1997C	a	1.86%		01/06/12	2,130,000	2,130,000

						108,965,000

Iowa 1.1%
Iowa Finance Auth
M/F Housing RB (Country Club Village) Series 2006	a	0.12%		01/06/12	11,370,000	11,370,000

Midwestern Disaster Area RB (Archer Daniels Midland) Series 2011		0.13%		01/06/12	17,000,000	17,000,000

Midwestern Disaster Area RB (Cargill) Series 2009A		0.15%		01/06/12	30,000,000	30,000,000

Midwestern Disaster Area RB (Cargill) Series 2009B		0.15%		01/06/12	25,000,000	25,000,000

RB (Edgewater) Series 2007C	a	0.26%		01/06/12	10,000,000	10,000,000

RB (Edgewater) Series 2007E	a	0.26%		01/06/12	8,610,000	8,610,000

Refunding RB (Trinity Health) Series 2000D		0.07%		01/06/12	39,100,000	39,100,000

Solid Waste Disposal RB (MidAmerican Energy) Series 2008A		0.16%		01/06/12	11,000,000	11,000,000

						152,080,000

Kansas 0.1%
Wyandotte Cnty & Kansas City Unified Government
Utility System Refunding RB Series 2004	a,b,c	0.11%		01/06/12	20,730,000	20,730,000

Kentucky 0.4%
Kentucky Economic Development Finance Auth
Health Care Refunding RB (Christian Care Communities) Series 2007A	a	0.11%		01/06/12	13,925,000	13,925,000

RB (Catholic Health Initiatives) Series 2011B1	d	0.20%		07/27/12	10,680,000	10,680,000

RB (Catholic Health Initiatives) Series 2011B2	d	0.20%		07/27/12	14,720,000	14,720,000

Kentucky Housing Corp
Conduit M/F Housing RB (Highlands Court Apts) Series 2007	a	0.17%		01/06/12	3,800,000	3,800,000

Housing RB Series 2005B	b	0.55%		01/06/12	1,715,000	1,715,000

See financial notes 29

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing RB Series 2005H	b	0.55%		01/06/12	4,385,000	4,385,000

Housing RB Series 2006I	b	0.55%		01/06/12	4,750,000	4,750,000

Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2001A	a,b,c	0.10%		01/06/12	5,170,000	5,170,000

Richmond
IDRB (Mikron) Series 1995	a	0.62%		01/06/12	900,000	900,000

						60,045,000

Louisiana 1.8%
Ascension Parish IDB
RB (BASF SE) Series 2009		0.26%		01/06/12	15,000,000	15,000,000

East Baton Rouge Parish
Pollution Control Refunding RB (ExxonMobil) Series 1989		0.01%		01/03/12	6,600,000	6,600,000

Louisiana HFA
M/F Housing RB (Belmont Village Apts) Series 2009	a	0.12%		01/06/12	8,950,000	8,950,000

M/F Housing RB (Jefferson Lakes Apts) Series 2007	a	0.18%		01/06/12	14,900,000	14,900,000

M/F Housing RB (Lapalco Court Apts) Series 2007	a	0.18%		01/06/12	6,400,000	6,400,000

Louisiana Local Government Environmental Facilities & Community Development Auth
Healthcare Facilities Refunding RB (St. James Place of Baton Rouge) Series 2007A	a	0.19%		01/06/12	11,520,000	11,520,000

Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c	0.17%		01/06/12	87,807,000	87,807,000

Louisiana Public Facilities Auth
RB (Dynamic Fuels) Series 2008	a	0.07%		01/03/12	1,900,000	1,900,000

New Orleans IDB
M/F Housing RB (3700 Orleans) Series 2000	a	0.12%		01/06/12	29,000,000	29,000,000

St. James Parish
RB (Nucor Steel) Series 2010A1		0.12%		01/06/12	20,000,000	20,000,000

RB (Nucor Steel) Series 2010B1		0.11%		01/06/12	18,000,000	18,000,000

RB (NuStar Logistics) Series 2011	a	0.09%		01/06/12	25,000,000	25,000,000

St. John the Baptist Parish
RB (Marathon Oil Corp) Series 2007A	a,b,c,e	0.11%		01/06/12	4,775,000	4,775,000

						249,852,000

Maine 0.2%
Maine Health & Higher Educational Facilities Auth
RB Series 2006F	a,b,c	0.09%		01/06/12	29,715,000	29,715,000

Maryland 0.2%
Baltimore Cnty
GO Bonds (Metropolitan District) 74th Issue	b,c	0.11%		01/06/12	7,130,000	7,130,000

Maryland Community Development Admin
M/F Development RB (Shakespeare Park Apts) Series 2008B	a	0.10%		01/06/12	7,200,000	7,200,000

Residential RB Series 2007D	b,c	0.16%		01/06/12	5,635,000	5,635,000

Maryland Health & Higher Educational Facilities Auth
RB (MedStar Health) Series 2007	a,b,c	0.11%		01/06/12	5,000,000	5,000,000

Washington Suburban Sanitary Dist
Consolidated Public Improvement Bonds Series 2011	b,c	0.11%		01/06/12	9,175,000	9,175,000

						34,140,000

Massachusetts 1.6%
Massachusetts
GO Consolidated Loan Series 2005A	b,c	0.09%		01/06/12	5,970,000	5,970,000

30 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Refunding Bonds Series 2001C	b	0.08%		01/06/12	17,350,000	17,350,000

GO Refunding RB Series 2004B	b,c	0.16%		01/06/12	10,500,000	10,500,000

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2010A	d	0.19%		07/27/12	6,000,000	6,000,000

Massachusetts Development Finance Agency
Assisted Living Facility RB (Whaler’s Cove) Series 2001A	a	0.18%		01/06/12	11,000,000	11,000,000

First Mortgage RB (Brookhaven at Lexington) Series 2005B	a	0.28%		01/06/12	1,655,000	1,655,000

M/F Housing RB (Archstone Reading Apts) Series 2004A	a	0.12%		01/06/12	12,560,000	12,560,000

RB (Assumption College) Series 2002A	a	0.39%		01/06/12	5,060,000	5,060,000

RB (CIL Realty) Series 2011	a	0.10%		01/06/12	12,110,000	12,110,000

RB (Harvard Univ) Series 2010B2	b,c	0.10%		01/06/12	1,000,000	1,000,000

RB (Harvard Univ) Series 2010B2	b,c	0.16%		01/06/12	6,250,000	6,250,000

Resource Recovery RB (Waste Management) Series 1999	a	0.23%		01/06/12	10,000,000	10,000,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005I		0.04%		01/06/12	12,860,000	12,860,000

RB (Baystate Medical Center) Series 2009J2	a	0.06%		01/03/12	17,000,000	17,000,000

RB (Partners HealthCare) Series 2010J1	b,c	0.10%		01/06/12	3,000,000	3,000,000

RB (Worcester Campus - UMass) Series 2005D	a,b,c	0.10%		01/06/12	165,000	165,000

Massachusetts HFA
Housing Bonds Series 2005D	b,c	0.26%		01/06/12	7,830,000	7,830,000

Housing Bonds Series 2007A&C	b,c	0.16%		01/06/12	9,225,000	9,225,000

Housing Bonds Series 2010B	b,c	0.14%		01/06/12	7,500,000	7,500,000

Housing Bonds Series 2010C	b,c	0.16%		01/06/12	3,300,000	3,300,000

S/F Housing RB Series 122	b,c	0.19%		01/06/12	20,415,000	20,415,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.09%		01/06/12	1,725,000	1,725,000

GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.10%		01/06/12	11,770,000	11,770,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.10%		01/06/12	2,330,000	2,330,000

Sr Dedicated Sales Tax Bonds Series 2011B	b,c	0.11%		01/06/12	2,875,000	2,875,000

Massachusetts Water Resources Auth
General Refunding RB Series 2005B	b,c	0.10%		01/06/12	1,600,000	1,600,000

General Refunding RB Series 2007B	b,c	0.09%		01/06/12	2,520,000	2,520,000

General Refunding RB Series 2010B	b,c	0.10%		01/06/12	5,995,000	5,995,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-2	d	0.19%		07/27/12	6,450,000	6,450,000

						216,015,000

Michigan 2.7%
Hennepin Cnty HRA
M/F Housing RB (City Apts at Loring Park) Series 2001	a	0.14%		01/06/12	9,250,000	9,250,000

Michigan Finance Auth
Hospital Refunding RB (Trinity Health) Series 2011 MI	b,c	0.11%		01/06/12	2,400,000	2,400,000

Unemployment Obligation Assessment RB Series 2011	a	0.24%		01/06/12	56,000,000	56,000,000

Michigan Housing Development Auth
Rental Housing RB Series 2000A	b	0.13%		01/06/12	39,310,000	39,310,000

Rental Housing RB Series 2002A	b	0.17%		01/06/12	11,920,000	11,920,000

Rental Housing RB Series 2002B	b	0.10%		01/06/12	13,435,000	13,435,000

Rental Housing RB Series 2005A	b	0.13%		01/06/12	33,645,000	33,645,000

Rental Housing RB Series 2006D	b,c	0.27%		01/06/12	2,808,000	2,808,000

Rental Housing RB Series 2006D	b,c	0.30%		01/06/12	4,675,000	4,675,000

See financial notes 31

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Rental Housing RB Series 2008C	b	0.11%		01/06/12	14,585,000	14,585,000

Rental Housing RB Series 2008D	b	0.11%		01/06/12	61,665,000	61,665,000

S/F Mortgage RB Series 2007F	b	0.12%		01/06/12	78,000,000	78,000,000

Michigan Job Development Auth
Limited Obligation RB (Frankenmuth Bavarian Inn Motor Lodge) Series 1985	a	0.31%		01/03/12	7,100,000	7,100,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	d	0.19%		07/27/12	17,220,000	17,220,000

Michigan State Strategic Fund
Limited Obligation RB (American Cancer Society) Series 2000	a	0.15%		01/06/12	1,875,000	1,875,000

Limited Obligation RB (Metaltec Steel Abrasive) Series 2006	a	0.15%		01/06/12	1,560,000	1,560,000

Limited Obligation RB (Mibelloon Dairy) Series 2006	a	0.18%		01/06/12	3,000,000	3,000,000

Limited Obligation RB (YMCA of Greater Grand Rapids) Series 2004	a	0.11%		01/06/12	13,150,000	13,150,000

Limited Obligation RB (YMCA of Greater Grand Rapids) Series 2005	a	0.11%		01/06/12	4,370,000	4,370,000

Oakland Cnty
Limited Obligation RB (Husky Envelope Products) Series 1999	a	0.20%		01/06/12	270,000	270,000

						376,238,000

Minnesota 1.0%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009	a	0.11%		01/06/12	19,350,000	19,350,000

Eden Prairie
M/F Housing RB Series 2003A	a	0.25%		01/06/12	17,500,000	17,500,000

M/F Housing Refunding RB Series 2005A	a	0.32%		01/06/12	2,540,000	2,540,000

Hennepin Cnty HRA
M/F Housing Refunding RB (Stone Arch Apts) Series 2002	a	0.20%		01/06/12	2,800,000	2,800,000

Mendota Heights
Refunding IDRB (Dakota Business Plaza) Series 2000	a	0.29%		01/06/12	2,300,000	2,300,000

Minneapolis
M/F Housing RB (Gateway Real Estate) Series 2002	a	0.15%		01/06/12	4,175,000	4,175,000

RB (Fairview Health Services) Series 2008C&D	a,b,c	0.17%	01/06/12	04/02/12	10,000,000	10,000,000

Minnesota
GO Bonds Series 2011A	b,c	0.11%		01/06/12	9,420,000	9,420,000

Minnesota HFA
Residential Housing Finance Bonds Series 2005I	b	0.18%		01/06/12	28,505,000	28,505,000

Residential Housing Finance Bonds Series 2005M	b	0.09%		01/06/12	7,540,000	7,540,000

Residential Housing Finance Bonds Series 2006G	b,c	0.16%		01/06/12	4,590,000	4,590,000

Residential Housing Finance Bonds Series 2009F	b	0.12%		01/06/12	10,975,000	10,975,000

St. Louis Park
M/F Housing Refunding RB (Urban Park Apts) Series 2010A	a	0.15%		01/06/12	2,915,000	2,915,000

St. Paul & Ramsey Cnty Housing & Redevelopment Auth
M/F Housing RB Series 2003	a	0.25%		01/06/12	11,705,000	11,705,000

						134,315,000

Mississippi 0.6%
Jackson Cnty
Port Facility Refunding RB (Chevron) Series 1993		0.03%		01/03/12	2,600,000	2,600,000

Mississippi
GO Bonds (Capital Improvements) Series 2011A	b,c	0.11%		01/06/12	12,495,000	12,495,000

32 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Mississippi Business Finance Corp
IDRB (Chevron) Series 2007A		0.03%		01/03/12	13,070,000	13,070,000

IDRB (Electric Mills Wood Preserving) Series 1999	a	0.19%		01/06/12	5,000,000	5,000,000

RB (Chevron) Series 2007B		0.02%		01/03/12	3,900,000	3,900,000

RB (PSL North America) Series 2007A	a	0.14%		01/06/12	40,000,000	40,000,000

Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts) Series 2008-2	a	0.18%		01/06/12	5,000,000	5,000,000

Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care) Series 2004B1	b,c	0.16%		01/06/12	2,961,000	2,961,000

						85,026,000

Missouri 0.8%
Blue Springs IDA
M/F Housing RB (Autumn Place Apts) Series 2004	a	0.14%		01/06/12	8,200,000	8,200,000

Kansas City IDA
M/F Housing RB (Timberlane Village Apts) Series 1986	a	0.13%		01/06/12	18,400,000	18,400,000

Missouri Development Finance Board
Air Cargo Facility Refunding RB (St. Louis Air Cargo Services) Series 2000	a	0.12%		01/06/12	14,000,000	14,000,000

Missouri Highway & Transportation Commission
Sr Lien Refunding State Road Bonds Series 2006	b,c	0.16%		01/06/12	4,100,000	4,100,000

St. Charles Cnty IDA
M/F Housing Refunding RB (Time Centre Apts Phase I) Series 2004A	a	0.13%		01/06/12	15,600,000	15,600,000

M/F Housing Refunding RB (Time Centre Apts Phase II) Series 2004B	a	0.13%		01/06/12	4,500,000	4,500,000

St. Louis IDA
IDRB (Kessler Container) Series 1997A	a	1.50%		01/06/12	1,100,000	1,100,000

M/F Housing RB (Black Forest Apts) Series 1997	a	0.13%		01/06/12	4,000,000	4,000,000

M/F Housing RB (Southwest Crossing) Series 2001	a	0.12%		01/06/12	9,500,000	9,500,000

M/F Housing RB (Whispering Lakes Apts) Series 1995	a	0.13%		01/06/12	7,435,000	7,435,000

M/F Housing Refunding RB (Merchandise Mart Apts) Series 2005A	a	0.12%		01/06/12	20,475,000	20,475,000

Washington IDA
IDRB (Clemco Industries) Series 1997	a	0.34%		01/06/12	2,190,000	2,190,000

IDRB (Pauwels Transformers) Series 1995	a	0.42%		01/06/12	1,200,000	1,200,000

						110,700,000

Nebraska 0.6%
Douglas Cnty Hospital Auth No. 3
Health Facilities Refunding RB (Nebraska Methodist Health) Series 2008	a,b,c	0.11%		01/06/12	5,265,000	5,265,000

Nebraska Investment Finance Auth
M/F Housing Refunding RB (Pheasant Ridge Apts) Series 2008	a	0.13%		01/06/12	8,950,000	8,950,000

S/F Housing RB Series 2006F	b,c	0.16%		01/06/12	2,550,000	2,550,000

Omaha Public Power District
Electric System RB Series 2005A	a,b,c	0.11%		01/06/12	22,135,000	22,135,000

Electric System RB Series 2006A	b,c	0.15%		01/06/12	10,025,000	10,025,000

Stanton Cnty
IDRB (Nucor Corp) Series 1996		0.16%		01/06/12	19,300,000	19,300,000

Washington Cnty
IDRB (Cargill) Series 2010		0.15%		01/06/12	7,000,000	7,000,000

See financial notes 33

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
IDRB (Cargill) Series 2010B		0.15%		01/06/12	10,000,000	10,000,000

						85,225,000

Nevada 0.9%
Clark Cnty
Airport Sub Lien RB Series 2007A1	a,b,c	0.28%		01/06/12	7,160,000	7,160,000

Airport System Sub Lien RB Series 2011B2	a	0.11%		01/06/12	29,000,000	29,000,000

Economic Development Refunding RB (Bishop Gorman HS) Series 2011	a	0.17%		01/06/12	8,000,000	8,000,000

Clark Cnty SD
Limited Tax GO Bonds Series 2006B	b,c	0.15%		01/06/12	14,630,000	14,630,000

Las Vegas
Limited Tax GO Bonds Series 2006B	a,b,c	0.09%		01/06/12	24,615,000	24,615,000

Nevada Dept of Business & Industry
RB (LVE Energy Partners) Series 2007	a	0.11%		01/06/12	9,555,000	9,555,000

Nevada Housing Division
M/F Housing RB (Banbridge Apts) Series 2000A	a	0.13%		01/06/12	3,960,000	3,960,000

M/F Housing RB (Silver Pines Apts) Series 2002A	a	0.10%		01/06/12	10,800,000	10,800,000

M/F Housing RB (St. Rose Seniors Apts) Series 2002A	a	0.10%		01/06/12	13,770,000	13,770,000

M/F Housing Refunding RB (Oakmont) Series 2002	a	0.13%		01/06/12	4,350,000	4,350,000

						125,840,000

New Hampshire 0.2%
New Hampshire Health & Education Facilities Auth
RB (New London Hospital) Series 2007	a	0.39%		01/06/12	8,670,000	8,670,000

RB (Rivier College) Series 2008	a	0.10%		01/06/12	16,715,000	16,715,000

						25,385,000

New Jersey 0.7%
New Jersey Economic Development Auth
Economic Development Bonds (Frisch School) Series 2006	a	0.23%		01/06/12	8,915,000	8,915,000

IDRB (Advanced Drainage Systems) Series 2007	a	0.13%		01/06/12	6,040,000	6,040,000

RB (Hamilton Industrial Development) Series 1998	a	0.24%		01/06/12	3,275,000	3,275,000

RB (Research & Manufacturing Corp of America) Series 2006	a	0.24%		01/06/12	3,210,000	3,210,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.10%		01/06/12	10,000,000	10,000,000

New Jersey Educational Facilities Auth
Refunding & RB (Princeton Univ) Series 2005A & 2007E	b,c	0.09%		01/06/12	1,320,000	1,320,000

New Jersey Housing & Mortgage Finance Agency
S/F Housing RB Series 2008Z	b	0.10%		01/06/12	37,580,000	37,580,000

New Jersey State Higher Education Assistance Auth
Student Loan RB Series 2010A2	b,c	0.23%		01/06/12	16,000,000	16,000,000

Student Loan RB Series 2010A2	b,c	0.27%		01/06/12	9,940,000	9,940,000

						96,280,000

New Mexico 0.4%
Bernalillo Cnty
M/F Housing Refunding RB (Desert Willow Apts) Series 2008	a	0.20%		01/06/12	7,500,000	7,500,000

New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-1A3	a,b,c	0.11%		01/06/12	17,710,000	17,710,000

Education Loan Bonds Sr Series 2003A1	a	0.12%		01/06/12	10,950,000	10,950,000

Education Loan Bonds Sr Series 2003A2	a	0.12%		01/06/12	8,450,000	8,450,000

34 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services) Series 2009A	a,b,c	0.11%		01/06/12	10,615,000	10,615,000

						55,225,000

New York 4.0%
Bethlehem IDA
RB (467 Delaware Ave) Series 2003A	a	0.09%		01/06/12	5,900,000	5,900,000

New Rochelle IDA
IDRB (West End Phase I Facility) Series 2006	a	0.35%		01/06/12	4,145,000	4,145,000

New York City
GO Bonds Fiscal 1993 Series E2	a	0.05%		01/03/12	7,300,000	7,300,000

GO Bonds Fiscal 1994 Series A7	a	0.05%		01/03/12	25,000	25,000

GO Bonds Fiscal 2008 Series L6	b	0.02%		01/03/12	13,140,000	13,140,000

GO Bonds Fiscal 2009 Series H1	b,c	0.10%		01/06/12	5,000,000	5,000,000

GO Bonds Fiscal 2012 Series D1	b,c	0.06%		01/06/12	4,000,000	4,000,000

New York City Housing Development Corp
M/F Housing RB Series 2010B	b,c	0.12%		01/06/12	6,125,000	6,125,000

M/F Mortgage RB (Boricua Village Apts) Series 2007A	a	0.10%		01/06/12	2,150,000	2,150,000

New York City IDA
Empowerment Zone RB (Tiago Holdings) Series 2007	a	0.14%		01/06/12	40,000,000	40,000,000

Liberty RB (F.C. Hanson Office Assoc) Series 2004	a	0.09%		01/06/12	10,395,000	10,395,000

New York City Municipal Water Finance Auth
Water & Sewer RB Fiscal 2006 Series A	b,c	0.16%		01/06/12	4,895,000	4,895,000

Water & Sewer System RB Fiscal 2006 Series B	b,c	0.10%		01/06/12	3,000,000	3,000,000

Water & Sewer System RB Fiscal 2009 Series AA	b,c	0.10%		01/06/12	7,295,000	7,295,000

Water & Sewer System RB Fiscal 2012 Series A2	b	0.02%		01/03/12	2,800,000	2,800,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1	b,c	0.11%		01/06/12	7,410,000	7,410,000

Future Tax Secured Sub Bonds Fiscal 2012 Series D1	b,c	0.11%		01/06/12	9,325,000	9,325,000

Recovery Bonds Fiscal 2003 Series 2C	b	0.06%		01/06/12	6,675,000	6,675,000

New York City Trust for Cultural Resources
Refunding RB (American Museum of Natural History) Series 2008B2	b	0.04%		01/06/12	3,000,000	3,000,000

New York State Dormitory Auth
RB (Mount St. Mary College) Series 2005	a	0.10%		01/06/12	21,455,000	21,455,000

State Personal Income Tax RB Series 2006D	b,c	0.10%		01/06/12	10,500,000	10,500,000

State Personal Income Tax RB Series 2011E	b,c	0.11%		01/06/12	7,775,000	7,775,000

New York State Energy Research & Development Auth
Electric Facilities RB (Long Island Lighting Co) Series 1997A	a	0.10%		01/06/12	24,880,000	24,880,000

New York State HFA
Housing RB (1501 Lexington Ave) Series 2000A	a	0.11%		01/06/12	6,700,000	6,700,000

Housing RB (2180 Broadway) Series 2011A	a	0.06%		01/06/12	7,000,000	7,000,000

Housing RB (Clinton Park Phase II) Series 2011A1	a	0.09%		01/06/12	21,000,000	21,000,000

Housing RB (Clinton Park Phase II) Series 2011A2	a	0.09%		01/06/12	12,000,000	12,000,000

Housing RB (Ocean Park Apts) Series 2005A	a	0.11%		01/06/12	13,330,000	13,330,000

Housing RB (The Helena) Series 2004A	a	0.11%		01/06/12	52,950,000	52,950,000

New York State Mortgage Agency
Homeowner Mortgage RB Series 106	b,c	0.15%		01/06/12	4,500,000	4,500,000

Homeowner Mortgage RB Series 129	b	0.10%		01/06/12	17,000,000	17,000,000

Homeowner Mortgage RB Series 137	b,c	0.15%		01/06/12	2,690,000	2,690,000

Homeowner Mortgage RB Series 145&148	b,c	0.19%		01/06/12	3,545,000	3,545,000

See financial notes 35

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Homeowner Mortgage RB Series 153	b	0.11%		01/06/12	25,000,000	25,000,000

Homeowner Mortgage RB Series 29	b,c	0.16%		01/06/12	15,345,000	15,345,000

New York State Thruway Auth
Second Highway & Bridge Bonds Series 2005B	b,c	0.09%		01/06/12	23,745,000	23,745,000

Port Auth of New York & New Jersey
Consolidated Bonds 136th Series	b,c	0.18%		01/06/12	7,320,000	7,320,000

Consolidated Bonds 137th Series	b,c	0.18%		01/06/12	6,195,000	6,195,000

Consolidated Bonds 141st Series	b,c	0.11%		01/06/12	11,805,000	11,805,000

Consolidated Bonds 141st Series	b,c	0.15%		01/06/12	18,165,000	18,165,000

Consolidated Bonds 143rd Series	b,c	0.16%		01/06/12	7,870,000	7,870,000

Consolidated Bonds 146th Series	b,c	0.23%		01/06/12	3,580,000	3,580,000

Consolidated Bonds 147th Series	b,c	0.15%		01/06/12	36,820,000	36,820,000

Consolidated Bonds 148th Series	b,c	0.11%		01/06/12	5,800,000	5,800,000

Consolidated Bonds 152nd Series	b,c	0.16%		01/06/12	28,540,000	28,540,000

Consolidated Bonds 169th Series	b,c	0.16%		01/06/12	6,440,000	6,440,000

Triborough Bridge & Tunnel Auth
Sub Refunding RB Series 2002E	b,c	0.11%		01/06/12	2,355,000	2,355,000

Ulster Cnty IDA
Civic Facility RB (Kingston Regional Sr Living Corp) Series 2007C	a	0.24%		01/06/12	3,890,000	3,890,000

						550,775,000

North Carolina 0.8%
Charlotte-Mecklenburg Hospital Auth
Refunding RB (Carolinas HealthCare) Series 2008A&2011A	a,b,c	0.11%		01/06/12	3,605,000	3,605,000

Hertford Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Nucor) Series 2000A		0.30%		01/06/12	26,500,000	26,500,000

Lower Cape Fear Water & Sewer Auth
Special Facility RB (Bladen Bluffs) Series 2010	a	0.10%		01/06/12	4,110,000	4,110,000

Mecklenburg Cnty
GO Refunding Bonds Series 2009D	d	0.20%		07/27/12	19,320,000	19,320,000

North Carolina
Limited Obligation Bonds Series 2011C	b,c	0.11%		01/06/12	5,515,000	5,515,000

North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c	0.11%		01/06/12	28,755,000	28,755,000

Hospital Refunding RB (Cone Health) Series 2011B	d	0.22%		07/27/12	7,000,000	7,000,000

Piedmont Triad Airport Auth
Airport RB Series 2008B	a	0.10%		01/06/12	3,590,000	3,590,000

Rowan Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Taylor Clay Products) Series 2007A	a	0.24%		01/06/12	7,180,000	7,180,000

						105,575,000

North Dakota 0.5%
North Dakota HFA
Home Mortgage Finance Program Series 2004C	b	0.11%		01/06/12	4,745,000	4,745,000

Home Mortgage Finance Program Series 2005A	b	0.11%		01/06/12	23,100,000	23,100,000

Home Mortgage Finance Program Series 2009B	b	0.11%		01/06/12	36,715,000	36,715,000

						64,560,000

Ohio 0.4%
Cleveland
Water RB Series 2007-O	b,c	0.16%		01/06/12	4,155,000	4,155,000

36 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB (Judson) Series 2005A	a	0.11%		01/06/12	20,560,000	20,560,000

Development Refunding RB (Judson) Series 2005B	a	0.11%		01/06/12	7,550,000	7,550,000

Cuyahoga Cnty
Health Care & Independent Living Facilities RB (Eliza Jennings Sr Care) Series 2007B	a	0.26%		01/06/12	7,620,000	7,620,000

Franklin Cnty
Hospital Facilities RB (OhioHealth Corp) Series 2011A	b,c	0.09%		01/06/12	2,330,000	2,330,000

Ohio
Hospital Refunding RB (Cleveland Clinic Health) Series 2009A	b,c	0.10%		01/06/12	7,000,000	7,000,000

Hospital Refunding RB (Cleveland Clinic Health) Series 2009A	b,c	0.11%		01/06/12	3,485,000	3,485,000

						52,700,000

Oklahoma 0.1%
Oklahoma Development Finance Auth
RB (Shawnee Funding) Series 1996	a	0.14%		01/06/12	3,100,000	3,100,000

Optima Municipal Auth
Industrial RB (Seaboard) Series 1994	a	0.60%		01/06/12	7,500,000	7,500,000

						10,600,000

Oregon 0.4%
Multnomah Cnty Hospital Facilities Auth
RB (Providence Health) Series 2004	b,c	0.20%		01/06/12	5,895,000	5,895,000

Oregon Health, Housing, Educational & Cultural Facilities Auth
RB (Assumption Village Assisted Living) Series 2001A	a	0.12%		01/06/12	3,000,000	3,000,000

Oregon Housing & Community Services Dept
S/F Mortgage RB Series 2004L	b	0.11%		01/06/12	2,000,000	2,000,000

S/F Mortgage RB Series 2005F	b	0.11%		01/06/12	14,485,000	14,485,000

S/F Mortgage RB Series 2008I	b	0.17%		01/06/12	11,650,000	11,650,000

Port of Portland
Airport Refunding RB Series 18A	a	0.07%		01/06/12	7,640,000	7,640,000

Salem Hospital Facility Auth
RB (Capital Manor) Series 2006	a	0.19%		01/06/12	5,370,000	5,370,000

Refunding RB (Capital Manor) Series 2004	a	0.19%		01/06/12	8,260,000	8,260,000

						58,300,000

Pennsylvania 1.9%
Allegheny Cnty IDA
Heath Care Facilities RB (Longwood at Oakmont) Series 2011A	a	0.06%		01/03/12	6,030,000	6,030,000

Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.29%		01/06/12	1,555,000	1,555,000

Butler Cnty IDA
RB (Armco) Series 1996A	a	0.13%		01/06/12	225,000	225,000

RB (Butler Cnty Family YMCA) Series 2005	a	0.12%		01/06/12	5,570,000	5,570,000

Chester Cnty Industrial Dev Auth
RB (Archdiocese of Philadelphia) Series 2001	a	0.07%		01/06/12	8,675,000	8,675,000

Crawford Cnty IDA
RB (Greenleaf Corp) Series 2007	a	0.14%		01/06/12	6,340,000	6,340,000

Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c	0.15%		01/06/12	9,635,000	9,635,000

Geisinger Auth
Health System RB (Geisinger Health) Series 2011C	b	0.02%		01/03/12	6,130,000	6,130,000

See financial notes 37

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Hempfield SD
GO Bonds Series 2011B	a,b,c	0.10%		01/06/12	5,000,000	5,000,000

Montgomery Cnty IDA
RB (Waverly Heights) Series 2009	a	0.11%		01/06/12	7,000,000	7,000,000

Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A	a	0.10%		01/06/12	1,370,000	1,370,000

North Hampton Cnty
RB (Binney & Smith) Series 1997B	a	0.39%		01/06/12	560,000	560,000

Pennsylvania
GO Bonds First Series 2011	b,c	0.11%		01/06/12	11,555,000	11,555,000

Pennsylvania Economic Development Financing Auth
RB (Amtrak) Series 2001B	a	0.12%		01/06/12	5,310,000	5,310,000

Pennsylvania HFA
S/F Mortgage RB Series 2002-73A&74B	b,c	0.19%		01/06/12	1,005,000	1,005,000

S/F Mortgage RB Series 2002-75A	b	0.08%		01/06/12	1,710,000	1,710,000

S/F Mortgage RB Series 2003-79B	b	0.08%		01/06/12	45,000,000	45,000,000

S/F Mortgage RB Series 2004-81C	b	0.08%		01/06/12	4,755,000	4,755,000

S/F Mortgage RB Series 2005-88B	b	0.08%		01/06/12	10,390,000	10,390,000

S/F Mortgage RB Series 2005-88C	b	0.08%		01/06/12	7,460,000	7,460,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	b,c	0.26%		01/06/12	7,993,669	7,993,669

S/F Mortgage RB Series 2006-94B	b	0.08%		01/06/12	8,790,000	8,790,000

S/F Mortgage RB Series 2006-95A	b,c	0.16%		01/06/12	2,345,000	2,345,000

S/F Mortgage RB Series 2006-99A, 2007-99A&100A	b,c	0.16%		01/06/12	19,680,000	19,680,000

S/F Mortgage RB Series 2008-102C	b	0.23%		01/06/12	27,410,000	27,410,000

Pennsylvania Higher Educational Facilities Auth
RB (Drexel Univ) Series 2005C	a,b,c	0.11%		01/06/12	3,430,000	3,430,000

Pennsylvania State Turnpike Commission
Turnpike RB Series 2011C1	a,b,c	0.10%		01/06/12	7,975,000	7,975,000

Philadelphia
Airport Refunding RB Series 2005C1	a	0.08%		01/06/12	4,000,000	4,000,000

Airport Refunding RB Series 2005C2	a	0.08%		01/06/12	18,000,000	18,000,000

Water & Wastewater RB Series 2011A	a,b,c	0.11%		01/06/12	13,730,000	13,730,000

						258,628,669

Rhode Island 0.2%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 54	b,c	0.30%		01/06/12	4,920,000	4,920,000

Homeownership Opportunity Bonds Series 56A	b,c	0.16%		01/06/12	8,730,000	8,730,000

Homeownership Opportunity Bonds Series 56A	b,c	0.26%		01/06/12	7,350,000	7,350,000

Homeownership Opportunity Bonds Series 58A	b,c	0.14%		01/06/12	4,820,000	4,820,000

Homeownership Opportunity Bonds Series 58A	b,c	0.26%		01/06/12	7,895,000	7,895,000

						33,715,000

South Carolina 1.0%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD) Series 2006	b,c	0.09%		01/06/12	9,615,000	9,615,000

Greenville
IDRB (Stevens Aviation Technical Services) Series 1997	a	0.29%		01/06/12	8,300,000	8,300,000

South Carolina Housing Finance & Development Auth
M/F Rental Housing Refunding RB (Fairway Apts) Series 2001A	a	0.13%		01/06/12	7,735,000	7,735,000

South Carolina Jobs Economic Development Auth
IRB (SC Electric & Gas) Series 2008	a	0.16%		01/06/12	6,935,000	6,935,000

38 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
IRB (South Carolina Generating) Series 2008	a	0.16%		01/06/12	4,600,000	4,600,000

RB (Bon Secours Health) Series 2008A	a	0.10%		01/06/12	17,500,000	17,500,000

RB (Holcim) Series 2003	a	0.15%		01/06/12	25,000,000	25,000,000

RB (Innovative Fibers) Series 2007	a	0.19%		01/06/12	5,250,000	5,250,000

South Carolina Public Service Auth
Revenue Obligations Series 2004A	b,c	0.11%		01/06/12	23,760,000	23,760,000

South Carolina Transportation Infrastructure Bank
RB Series 2007A	a,b,c	0.09%		01/06/12	25,050,000	25,050,000

						133,745,000

South Dakota 1.1%
South Dakota Health & Educational Facilities Auth
RB (Avera Health) Series 2008A1	a	0.10%		01/06/12	34,950,000	34,950,000

South Dakota Housing Development Auth
Homeownership Mortgage Bonds Series 2003B&H, 2004B&2005B	b,c	0.22%		01/06/12	1,920,000	1,920,000

Homeownership Mortgage Bonds Series 2003I	b	0.24%		01/06/12	28,000,000	28,000,000

Homeownership Mortgage Bonds Series 2004C	b	0.24%		01/06/12	20,000,000	20,000,000

Homeownership Mortgage Bonds Series 2004G	b	0.17%		01/06/12	9,000,000	9,000,000

Homeownership Mortgage Bonds Series 2005C	b	0.24%		01/06/12	41,000,000	41,000,000

Homeownership Mortgage Bonds Series 2005K	b,c	0.16%		01/06/12	10,920,000	10,920,000

Homeownership Mortgage Bonds Series 2008C	b	0.11%		01/06/12	5,000,000	5,000,000

M/F Housing RB (Harmony Heights) Series 2001	a	0.14%		01/06/12	6,500,000	6,500,000

						157,290,000

Tennessee 4.3%
Blount Cnty Public Building Auth
Local Government Public Improvement Bonds Series E5B	a	0.12%		01/06/12	6,345,000	6,345,000

Chattanooga IDB
Lease Rental Refunding RB Series 2007	b,c	0.12%		01/06/12	11,305,000	11,305,000

Clarksville Public Building Auth
Pooled Financing RB (TN Municipal Bond Fund) Series 1997	a	0.23%		01/06/12	1,510,000	1,510,000

Grundy Cnty IDB
Limited Obligation RB (Toyo Seat USA) Series 2001	a	0.20%		01/06/12	1,100,000	1,100,000

Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts) Series 2005	a	0.12%		01/06/12	2,200,000	2,200,000

Johnson City Health & Educational Facilities Board
Hospital RB (Mountain States Health Alliance) Series 20011A	a	0.09%		01/06/12	15,085,000	15,085,000

Hospital RB (Mountain States Health Alliance) Series 20011B	a	0.09%		01/06/12	6,665,000	6,665,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2001A	a,b,c,e	0.11%		01/06/12	6,895,000	6,895,000

Memphis & Shelby Cnty IDB
Exempt Facilities RB (Nucor) Series 2007		0.16%		01/06/12	28,000,000	28,000,000

Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts) Series 2005	a	0.12%		01/06/12	7,960,000	7,960,000

M/F Housing RB (Jackson Grove Apts) Series 2006A	a	0.13%		01/06/12	10,000,000	10,000,000

M/F Housing Refunding RB (Brentwood Oaks Apts) Series 1991	a	0.11%		01/06/12	11,320,000	11,320,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (TN Cnty Loan Pool) Series 1995	a,c	0.28%		01/06/12	1,535,000	1,535,000

Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c,f	0.15%		01/06/12	184,740,000	184,740,000

Gas RB Series 2006B	a,b,c,f	0.17%		01/06/12	131,330,000	131,330,000

See financial notes 39

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VA1	a	0.18%		01/06/12	11,140,000	11,140,000

Shelby Cnty Health, Educational & Housing Facilities Board
M/F Housing RB (Courtyard Apts I) Series 1997A	a	0.17%		01/06/12	4,000,000	4,000,000

RB (Methodist Healthcare) Series 2004B	a,b,c	0.14%		01/06/12	7,495,000	7,495,000

Tennergy Corp
Gas RB Series 2006A	a,b,c,f	0.20%		01/06/12	138,550,000	138,550,000

						587,175,000

Texas 6.4%
Calhoun Cnty Navigation IDA
Port RB (Formosa Plastics) Series 2011C	a	0.12%		01/06/12	7,500,000	7,500,000

Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics) Series 2011B	a	0.12%		01/06/12	12,500,000	12,500,000

Capital Industrial Development Corp
Solid Waste Disposal RB (Texas Disposal Systems) Series 2001	a	0.15%		01/06/12	4,715,000	4,715,000

Clear Creek ISD
Unlimited Tax Refunding Bonds Series 2008	a,b,c	0.10%		01/06/12	16,685,000	16,685,000

Unlimited Tax Refunding Bonds Series 2008A	a,b,c	0.20%		01/06/12	5,000,000	5,000,000

Cypress-Fairbanks ISD
Unlimited Tax Refunding GO Bonds Series 2001	a,b,c	0.10%		01/06/12	6,650,000	6,650,000

Dallam Cnty Industrial Development Corp
Economic Development RB (Hillmar Cheese) Series 2010	a	0.15%		01/06/12	20,000,000	20,000,000

Economic Development RB (Hilmar Cheese) Series 2009	a	0.15%		01/06/12	24,500,000	24,500,000

Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	b,c	0.10%		01/06/12	22,100,000	22,100,000

El Paso Cnty Hospital District
GO Bonds Series 2008A	b,c	0.12%		01/06/12	13,395,000	13,395,000

Frisco ISD
Unlimited Tax GO Refunding Bonds Series 2011A	a,b,c	0.10%		01/06/12	6,310,000	6,310,000

Grand Prairie IDA
IDRB (NTA Leasing) Series 1994	a	0.12%		01/06/12	440,000	440,000

Hale Cnty Industrial Development Corp
Economic Development RB (Silverado Developments) Series 2008	a	0.27%		01/06/12	5,400,000	5,400,000

IDRB (White River Ranch) Series 2004	a	0.18%		01/06/12	4,000,000	4,000,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B	a,b,c	0.10%		01/06/12	11,000,000	11,000,000

Harris Cnty Housing Finance Corp
M/F Housing RB (Dominion Square Apts) Series 2000	a	0.17%		01/06/12	2,825,000	2,825,000

M/F Housing RB (Village At Cornerstone Apts) Series 2004	a	0.13%		01/06/12	7,820,000	7,820,000

Houston
Public Improvement Refunding Bonds Series 2005E & 2006D	b,c	0.12%		01/06/12	7,940,000	7,940,000

Sub Lien Refunding RB Series 2011A	a,b,c	0.16%		01/06/12	19,210,000	19,210,000

Houston Combined Utility System
First Lien RB Series 20011D	b,c	0.16%		01/06/12	9,655,000	9,655,000

First Lien Refunding RB Series 2004A	a,b,c	0.10%		01/06/12	23,795,000	23,795,000

First Lien Refunding RB Series 2004B3	a	0.07%		01/06/12	20,200,000	20,200,000

First Lien Refunding RB Series 2009A	b,c	0.10%		01/06/12	4,500,000	4,500,000

Houston ISD
Limited Tax GO Bonds Series 2008	a,b,c	0.10%		01/06/12	14,895,000	14,895,000

Limited Tax GO Bonds Series 2008 & 2005B	a,b,c	0.16%		01/06/12	9,805,000	9,805,000

40 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Houston Port Auth
Unlimited Tax Refunding Bonds Series 2008A	b,c	0.16%		01/06/12	12,610,000	12,610,000

Humble ISD
Unlimited Tax GO Bonds Series 2006	a,b,c	0.16%		01/06/12	8,475,000	8,475,000

Jewett Economic Development Corp
IDRB (Nucor Corp) Series 2003		0.16%		01/06/12	6,200,000	6,200,000

Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990	a	0.14%		01/06/12	1,600,000	1,600,000

Lower Colorado River Auth
Refunding RB Series 1999A	a,b,c	0.11%		01/06/12	4,340,000	4,340,000

Midlothian Industrial Development Corp
Environmental Facilities Refunding RB (Holcim) Series 2009	a	0.07%		01/06/12	26,700,000	26,700,000

Montgomery Cnty Housing Finance Corp
M/F Housing RB (Park at Woodline Townhomes) Series 2005	a	0.13%		01/06/12	7,940,000	7,940,000

North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas) Series 2009	b,c	0.10%		01/06/12	17,490,000	17,490,000

North East ISD
Unlimited Tax Bonds Series 2007A	a,b,c	0.09%		01/06/12	5,465,000	5,465,000

Unlimited Tax Bonds Series 2007A	a,b,c	0.10%		01/06/12	9,045,000	9,045,000

North Texas Tollway Auth
Special Projects System RB Series 2011A	b,c	0.10%		01/06/12	7,715,000	7,715,000

Special Projects System RB Series 2011D	b,c	0.10%		01/06/12	10,000,000	10,000,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A4	a,b,c	0.11%		01/06/12	22,190,000	22,190,000

Parmer Cnty Industrial Development Corp
RB (Visser Family Trust) Series 2008	a	0.20%		01/06/12	1,600,000	1,600,000

Pasadena ISD
Unlimited Tax GO Bonds Series 2006	a,b,c	0.12%		01/06/12	3,000,000	3,000,000

Port Arthur Navigation District Industrial Development Corp
RB (TOTAL Petrochemicals USA) Series 2010A		0.15%		01/06/12	32,000,000	32,000,000

RB (TOTAL Petrochemicals USA) Series 2011		0.15%		01/06/12	17,000,000	17,000,000

Port of Port Arthur Navigation District
RB (TOTAL Petrochemicals USA) Series 2009		0.15%		01/06/12	8,000,000	8,000,000

Round Rock ISD
Unlimited Tax Bonds Series 2007	a,b,c	0.13%		01/06/12	11,055,000	11,055,000

San Antonio
Electric & Gas System RB New Series 2005	b,c	0.16%		01/06/12	10,270,000	10,270,000

Electric & Gas System RB New Series 2006A	b,c	0.16%		01/06/12	33,780,000	33,780,000

Electric & Gas System Refunding RB New Series 2009A	b,c	0.10%		01/06/12	9,020,000	9,020,000

Water System Refunding RB Series 2005	b,c	0.10%		01/06/12	18,555,000	18,555,000

Southeast Housing Finance Corp
M/F Housing RB (Piedmont Apts) Series 2006	a	0.11%		01/06/12	13,680,000	13,680,000

Spring Branch ISD
Limited Tax Bonds Series 2008	a,b,c	0.10%		01/06/12	1,500,000	1,500,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	d	0.24%		07/27/12	10,000,000	10,000,000

Hospital RB (Baylor Health Care) Series 2011C	a	0.07%		01/06/12	3,500,000	3,500,000

RB (Methodist Hospitals) Series 2008A	a	0.06%		01/03/12	3,425,000	3,425,000

RB (Texas Health Resources) Series 2008A		0.07%		01/06/12	21,200,000	21,200,000

RB (Texas Health Resources) Series 2010	b,c	0.11%		01/06/12	6,500,000	6,500,000

Refunding RB (Texas Health Resources) Series 2007A	b,c	0.16%		01/06/12	5,795,000	5,795,000

Refunding RB (Texas Health Resources) Series 2007A	b,c	0.20%		01/06/12	303,000	303,000

See financial notes 41

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Texas
GO Bonds Series 2002A2		0.17%		01/06/12	14,350,000	14,350,000

GO Bonds Series 2006D	b	0.10%		01/06/12	10,285,000	10,285,000

GO Bonds Series 2008A	b	0.12%		01/06/12	21,655,000	21,655,000

GO Bonds Series 2011A	b,c	0.16%		01/06/12	17,675,000	17,675,000

GO Refunding Bonds Series 2006	b	0.11%		01/06/12	67,155,000	67,155,000

GO Veterans Bonds Series 2010C	b	0.09%		01/06/12	6,800,000	6,800,000

GO Veterans Bonds Series 2011B	b	0.10%		01/06/12	2,340,000	2,340,000

Texas Dept of Housing & Community Affairs
Housing Refunding RB (Addison Park Apts) Series 2008	a	0.18%		01/06/12	13,590,000	13,590,000

M/F Housing RB (Atascocita Pines Apts) Series 2005	a	0.12%		01/06/12	11,400,000	11,400,000

M/F Housing RB (Creek Point Apts) Series 2000	a	0.12%		01/06/12	6,060,000	6,060,000

M/F Housing Refunding RB (Alta Cullen Apts) Series 2008	a	0.12%		01/06/12	12,600,000	12,600,000

S/F Mortgage RB Series 2007B	b,c	0.16%		01/06/12	10,000,000	10,000,000

Texas Transportation Commission
GO Mobility Fund Bonds Series 2005A	b,c	0.10%		01/06/12	3,790,000	3,790,000

GO Mobility Fund Bonds Series 2006	b,c	0.16%		01/06/12	4,350,000	4,350,000

GO Mobility Fund Bonds Series 2007	b,c	0.10%		01/06/12	29,700,000	29,700,000

GO Mobility Fund Bonds Series 2007	b,c	0.16%		01/06/12	8,721,000	8,721,000

Texas Water Development Board
State Revolving Fund Sub Lien RB Series 2007A	b	0.06%		01/03/12	1,000,000	1,000,000

Water Financial Assistance GO Bonds Series 2007D	b,c	0.28%		01/06/12	5,800,000	5,800,000

Trinity River Auth
Solid Waste Disposal RB (Community Waste Disposal) Series 1999	a	0.15%		01/06/12	1,540,000	1,540,000

						879,604,000

Utah 0.3%
Clearfield
M/F Housing Refunding RB (Oakstone Apts) Series 2008	a	0.11%		01/06/12	12,100,000	12,100,000

Salt Lake Cnty Housing Auth
M/F Housing Refunding RB (Bridgeside Landing Apts) Series 2008	a	0.11%		01/06/12	14,225,000	14,225,000

Utah State Board of Regents
Student Loan RB Sr Series 2011A	a	0.12%		01/06/12	10,520,000	10,520,000

						36,845,000

Vermont 0.2%
Vermont Economic Development Auth
IDRB (Agri-Mark) Series 1999A	a	0.20%		01/06/12	17,000,000	17,000,000

IDRB (Agri-Mark) Series 1999B	a	0.20%		01/06/12	1,000,000	1,000,000

Vermont HFA
Student Housing Facilities RB (West Block Univ of Vermont Apts) Series 2004A	a	0.55%		01/06/12	13,075,000	13,075,000

						31,075,000

Virginia 0.6%
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2010A1	d	0.22%		07/27/12	6,000,000	6,000,000

Harrisonburg IDA
Refunding RB (Mennonite Retirement Community) Series 2006B	a	0.12%		01/06/12	3,025,000	3,025,000

42 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
King George Cnty
Solid Waste Disposal Facility RB (Garnet) Series 1996	a	0.14%		01/06/12	3,700,000	3,700,000

Newport News IDA
RB (CNU Warwick Student Apts) Series 2004	a	0.18%		01/06/12	3,830,000	3,830,000

Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010B	d	0.22%		07/27/12	10,905,000	10,905,000

Smyth Cnty IDA
Hospital RB (Mountain States Health Alliance) Series 2011C	a	0.05%		01/06/12	13,290,000	13,290,000

Hospital RB (Mountain States Health Alliance) Series 2011D	a	0.09%		01/06/12	12,675,000	12,675,000

Staunton IDA
RB (Virginia Municipal League/Assoc of Cntys) Series 2007B	a,b,c	0.09%		01/06/12	11,385,000	11,385,000

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2005C1	b,c	0.16%		01/06/12	5,100,000	5,100,000

Virginia Port Auth
Port Facilities RB Series 2006	a,b,c	0.14%		01/06/12	6,285,000	6,285,000

						76,195,000

Washington 3.0%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A	b,c	0.10%		01/06/12	7,855,000	7,855,000

Douglas Cnty Development Corp
RB (Executive Flight) Series 1998	a	0.54%		01/06/12	4,900,000	4,900,000

King Cnty
Sewer RB Second Series 2006	b,c	0.16%		01/06/12	10,000,000	10,000,000

Sewer RB Series 2007	b,c	0.10%		01/06/12	31,250,000	31,250,000

Sewer RB Series 2011	b,c	0.10%		01/06/12	2,200,000	2,200,000

Sewer Refunding RB Series 2011B	b,c	0.10%		01/06/12	6,950,000	6,950,000

Sewer Refunding RB Series 2011B	b,c	0.12%		01/06/12	7,785,000	7,785,000

Olympia
Solid Waste RB (LeMay Enterprises) Series 1999	a	0.19%		01/06/12	2,120,000	2,120,000

Pierce Cnty Economic Development Corp
IDRB (McFarland Cascade) Series 1996	a	0.15%		01/06/12	3,945,000	3,945,000

Port of Seattle
RB Series 2003B	b,c	0.13%		01/06/12	5,000,000	5,000,000

RB Series 2007B	b,c	0.16%		01/06/12	5,775,000	5,775,000

Seattle
Drainage & Wastewater RB 2008	b,c	0.10%		01/06/12	8,090,000	8,090,000

Seattle Housing Auth
RB (CHHIP & HRG Projects) Series 1996	a	0.30%		01/06/12	2,885,000	2,885,000

Washington
GO Bonds Series 2007A	b,c	0.10%		01/06/12	5,445,000	5,445,000

GO Bonds Series 2007C	b,c	0.10%		01/06/12	11,690,000	11,690,000

GO Bonds Series 2009E	b,c	0.10%		01/06/12	5,000,000	5,000,000

GO Bonds Series 2011B	b,c	0.10%		01/06/12	4,000,000	4,000,000

GO Bonds Series 2011B	b,c,e	0.11%		01/06/12	21,400,000	21,400,000

Motor Vehicle Fuel Tax GO Bonds Series 2003C	b,c	0.17%		01/06/12	6,685,000	6,685,000

Motor Vehicle Fuel Tax GO Bonds Series 2012C	b,c	0.10%		01/06/12	5,000,000	5,000,000

Motor Vehicle Fuel Tax GO Bonds Series R2010C	b,c	0.10%		01/06/12	6,380,000	6,380,000

Washington Economic Development Finance Auth
Solid Waste Disposal RB (Heirborne Investments) Series 2006K	a	0.14%		01/06/12	5,155,000	5,155,000

Solid Waste Disposal RB (Lemay Enterprises) Series 2005B	a	0.19%		01/06/12	10,585,000	10,585,000

See financial notes 43

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Specialty Chemical Products) Series 2007	a	0.20%		01/06/12	20,800,000	20,800,000

Solid Waste Disposal RB (Waste Management) Series 2000C	a	0.19%		01/06/12	17,900,000	17,900,000

Solid Waste Disposal RB (Waste Management) Series 2000H	a	0.19%		01/06/12	9,750,000	9,750,000

Solid Waste Disposal RB (Waste Management) Series 2000I	a	0.19%		01/06/12	18,885,000	18,885,000

Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series 2008D	b,c	0.10%		01/06/12	7,505,000	7,505,000

RB (Providence Health & Services) Series 2010A	b,c	0.16%		01/06/12	10,180,000	10,180,000

RB (Yakima Valley Farm Workers Clinic) Series 1997	a	1.52%		01/06/12	700,000	700,000

Washington State Housing Finance Commission
M/F Housing RB (Anchor Village Apts) Series 1997	a	0.14%		01/06/12	10,750,000	10,750,000

M/F Housing RB (Brittany Park Phase II) Series 1998A	a	0.13%		01/06/12	3,480,000	3,480,000

M/F Housing RB (Forest Creek Apts) Series 2006	a	0.12%		01/06/12	13,680,000	13,680,000

M/F Housing RB (Highlander Apts) Series 2004A	a	0.12%		01/06/12	7,000,000	7,000,000

M/F Housing RB (Lakewood Meadows Apts) Series 2000A	a	0.20%		01/06/12	6,280,000	6,280,000

M/F Housing RB (Merrill Gardens at Queen Anne) Series 2004A	a	0.10%		01/06/12	25,180,000	25,180,000

M/F Housing RB (Merrill Gardens) Series 1997A	a	0.15%		01/06/12	6,125,000	6,125,000

M/F Housing RB (Parkview Apts) Series 2008	a	0.15%		01/06/12	3,060,000	3,060,000

M/F Housing RB (Rainier Court Apts) Series 2003A	a	0.12%		01/06/12	12,750,000	12,750,000

M/F Housing RB (Seasons Apts) Series 2006	a	0.20%		01/06/12	19,940,000	19,940,000

M/F Housing RB (Woodrose Apts) Series 1999A	a	0.13%		01/06/12	6,750,000	6,750,000

M/F Mortgage RB (Canyon Lakes) Series 1993	a	0.13%		01/06/12	3,575,000	3,575,000

M/F Mortgage RB (Meridian Court Apts) Series 1996	a	0.13%		01/06/12	6,700,000	6,700,000

M/F RB (Cedar Ridge Retirement) Series 2005A	a	0.11%		01/06/12	4,030,000	4,030,000

Refunding RB (Judson Park) Series 2007	a	0.26%		01/06/12	10,955,000	10,955,000

Yakima Cnty
IDRB (Cowiche Growers) Series 1998	a	0.60%		01/06/12	700,000	700,000

						406,770,000

West Virginia 0.4%
Cabell Cnty
Univ Facilities RB (Provident Group-Marshall Properties) Series 2010A	a	0.13%		01/06/12	19,995,000	19,995,000

West Virginia Hospital Finance Auth
Refunding & RB (Charleston Area Medical Center) Series 2009A	a,b,c,e	0.11%		01/06/12	15,530,000	15,530,000

West Virginia Housing Development Fund
HFA Bonds Series 2008B	b	0.13%		01/06/12	10,000,000	10,000,000

West Virginia Water Development Auth
Water Development RB Series 2005A	a,b,c	0.13%		01/06/12	9,135,000	9,135,000

						54,660,000

Wisconsin 0.7%
Brokaw
Sewage & Solid Waste RB (Wausau Paper Mills) Series 1995	a	0.35%		01/06/12	9,500,000	9,500,000

Oostburg
IDRB (Dutchland Plastics) Series 2007	a	0.12%		01/06/12	5,910,000	5,910,000

Red Cedar
IDRB (Fairmount Minerals) Series 2007	a	0.13%		01/06/12	10,000,000	10,000,000

Waukesha Cnty Housing Auth
Housing RB (Alta Mira) Series 2004	a	0.10%		01/06/12	6,070,000	6,070,000

Wisconsin
GO Bonds Series 2006C	b,c	0.15%		01/06/12	5,525,000	5,525,000

44 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Transportation RB Series 2007A	a,b,c	0.09%		01/06/12	8,070,000	8,070,000

Wisconsin Health & Educational Facilities Auth
RB (Children’s Hospital) Series 2008B	b,c	0.12%		01/06/12	6,620,000	6,620,000

RB (Upland Hills Health) Series 2006C	a	0.14%		01/06/12	9,850,000	9,850,000

Refunding RB (Reedsburg Area Medical Center) Series 2010B	a	0.11%		01/06/12	15,000,000	15,000,000

Wisconsin Housing & Economic Development Auth
Homeownership RB Series 2005C	b	0.20%		01/06/12	4,000,000	4,000,000

Homeownership RB Series 2006E	b,c	0.16%		01/06/12	1,810,000	1,810,000

Housing RB Series 2007C	b	0.20%		01/06/12	3,705,000	3,705,000

Housing RB Series 2008A	b	0.20%		01/06/12	6,160,000	6,160,000

Housing RB Series 2008D	b	0.20%		01/06/12	4,300,000	4,300,000

Housing RB Series 2008E	b	0.20%		01/06/12	3,025,000	3,025,000

						99,545,000

Wyoming 0.7%
Green River
RB (Rhone-Poulenc) Series 1994	a	0.20%		01/06/12	11,400,000	11,400,000

Lincoln Cnty
Pollution Control RB (Exxon) Series 1987A		0.01%		01/03/12	1,800,000	1,800,000

Pollution Control RB (Exxon) Series 1987B		0.01%		01/03/12	1,500,000	1,500,000

Sublette Cnty
Pollution Control RB (ExxonMobil) Series 1987B		0.03%		01/03/12	2,400,000	2,400,000

Uinta Cnty
Pollution Control Refunding RB (Chevron) Series 1993		0.02%		01/03/12	28,205,000	28,205,000

Wyoming Community Development Auth
Housing RB 2005 Series 2	b	0.11%		01/06/12	3,670,000	3,670,000

Housing RB 2005 Series 7	b	0.11%		01/06/12	3,855,000	3,855,000

Housing RB 2007 Series 10	b,c	0.16%		01/06/12	11,835,000	11,835,000

Housing RB Series 2007-1	b,c	0.30%		01/06/12	4,955,000	4,955,000

Wyoming Student Loan Corp
Refunding RB Sr Series 2010A1	a	0.08%		01/06/12	855,000	855,000

Refunding RB Sr Series 2010A3	a	0.08%		01/06/12	20,000,000	20,000,000

						90,475,000

Other Investments 13.1%
BlackRock Muni New York Intermediate Duration Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.26%		01/06/12	29,600,000	29,600,000

BlackRock Municipal Bond Investment Trust
Variable Rate Demand Preferred Shares Series W7	a,c	0.26%		01/06/12	15,200,000	15,200,000

BlackRock Municipal Intermediate Duration Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.23%		01/06/12	65,600,000	65,600,000

BlackRock MuniEnhanced Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	30,000,000	30,000,000

BlackRock MuniHoldings Investment Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.30%		01/06/12	44,000,000	44,000,000

BlackRock MuniHoldings New Jersey Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.30%		01/06/12	67,000,000	67,000,000

BlackRock MuniHoldings New York Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.30%		01/06/12	61,100,000	61,100,000

BlackRock MuniYield Arizona Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	6,200,000	6,200,000

See financial notes 45

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
BlackRock MuniYield Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.30%		01/06/12	92,500,000	92,500,000

BlackRock MuniYield Michigan Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	24,600,000	24,600,000

BlackRock MuniYield Michigan Quality Fund II
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	13,400,000	13,400,000

BlackRock MuniYield New Jersey Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	15,500,000	15,500,000

BlackRock MuniYield New York Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.22%		01/06/12	38,000,000	38,000,000

BlackRock MuniYield Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.26%		01/06/12	50,000,000	50,000,000

BlackRock MuniYield Quality Fund III
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	23,500,000	23,500,000

BlackRock New York Municipal Income Quality Trust
Variable Rate Demand Preferred Shares Series W7	a,c	0.26%		01/06/12	27,200,000	27,200,000

Nuveen California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		01/06/12	5,000,000	5,000,000

Nuveen Dividend Advantage Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,c	0.25%		01/06/12	98,000,000	98,000,000

Nuveen Insured California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		01/06/12	5,000,000	5,000,000

Nuveen Insured Municipal Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	150,000,000	150,000,000

Nuveen Insured New York Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,c	0.22%		01/06/12	29,000,000	29,000,000

Nuveen Insured Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,c	0.23%		01/06/12	119,500,000	119,500,000

Nuveen Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	36,500,000	36,500,000

Nuveen Municipal Advantage Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.23%		01/06/12	177,400,000	177,400,000

Nuveen Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.28%		01/06/12	80,000,000	80,000,000

Nuveen New Jersey Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	30,000,000	30,000,000

Nuveen New Jersey Premium Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	20,000,000	20,000,000

Nuveen New York Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	20,000,000	20,000,000

Nuveen New York Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	20,000,000	20,000,000

Nuveen New York Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	31,000,000	31,000,000

Nuveen New York Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	31,000,000	31,000,000

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	14,000,000	14,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	12,000,000	12,000,000

Nuveen Premier Insured Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	24,000,000	24,000,000

Nuveen Premier Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	14,000,000	14,000,000

46 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Nuveen Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	87,000,000	87,000,000

Nuveen Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.23%		01/06/12	100,000,000	100,000,000

Nuveen Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	89,500,000	89,500,000

						1,796,300,000

Total Variable-Rate Securities
(Cost $9,955,430,669)						9,955,430,669

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $13,723,200,812.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,908,890,669 or 43.0% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $118,295,000 or 0.9% of net assets.
e	Delayed-delivery security.
f	All or a portion of this security is designated as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 47

 Schwab Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$13,723,200,812
Cash		43,830
Receivables:
Investments sold		24,681,825
Fund shares sold		22,818,415
Interest		13,724,623
Prepaid expenses	+	160,121

Total assets		13,784,629,626

Liabilities

Payables:
Investments bought		47,842,361
Investment adviser and administrator fees		251,832
Fund shares redeemed		1,815,792
Accrued expenses	+	171,965

Total liabilities		50,081,950

Net Assets

Total assets		13,784,629,626
Total liabilities	−	50,081,950

Net assets		$13,734,547,676

Net Assets by Source
Capital received from investors		13,734,547,676

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$10,220,219,711		10,220,110,869		$1.00
Value Advantage Shares	$917,550,688		917,540,945		$1.00
Select Shares	$516,946,550		516,941,050		$1.00
Institutional Shares	$2,079,830,727		2,079,808,340		$1.00

48 See financial notes

 Schwab Municipal Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$42,557,651

Expenses

Investment adviser and administrator fees		44,358,837
Shareholder service fees:
Sweep Shares		34,749,922
Value Advantage Shares		2,244,261
Select Shares		1,316,146
Institutional Shares		5,439,932
Registration fees		474,627
Portfolio accounting fees		419,357
Custodian fees		287,187
Shareholder reports		268,517
Professional fees		98,998
Trustees’ fees		81,081
Transfer agent fees		56,364
Interest expense		5,889
Other expenses	+	356,967

Total expenses		90,158,085
Expense reduction by CSIM and/or Schwab	−	50,491,815
Custody credits	−	2,574

Net expenses	−	39,663,696

Net investment income		2,893,955

Realized Gains (Losses)

Net realized gains on investments		1,325,624

Increase in net assets resulting from operations		$4,219,579

See financial notes 49

 Schwab Municipal Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$2,893,955	$4,912,442
Net realized gains	+	1,325,624	1,550,646

Increase in net assets from operations		4,219,579	6,463,088

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(992,877)	(982,652)
Value Advantage Shares		(102,016)	(151,204)
Select Shares		(78,716)	(97,650)
Institutional Shares	+	(1,720,346)	(3,680,936)

Total distributions from net investment income		(2,893,955)	(4,912,442)

Distributions from net realized gains
Sweep Shares		(408,783)	(1,084,239)
Value Advantage Shares		(36,014)	(131,628)
Select Shares		(20,607)	(78,360)
Institutional Shares	+	(83,103)	(310,310)

Total distributions from net realized gains		(548,507)	(1,604,537)

Total distributions		(3,442,462)	(6,516,979)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		36,709,932,761	37,998,142,118
Value Advantage Shares		285,623,183	431,694,484
Select Shares		160,271,452	242,839,916
Institutional Shares	+	1,704,442,844	2,057,033,605

Total shares sold		38,860,270,240	40,729,710,123

Shares Reinvested
Sweep Shares		1,357,933	2,020,612
Value Advantage Shares		124,660	245,216
Select Shares		80,189	163,608
Institutional Shares	+	1,436,011	3,554,927

Total shares reinvested		2,998,793	5,984,363

Shares Redeemed
Sweep Shares		(36,349,101,125)	(38,447,626,094)
Value Advantage Shares		(573,723,632)	(1,180,480,392)
Select Shares		(355,146,579)	(920,200,335)
Institutional Shares	+	(2,458,761,287)	(2,977,616,312)

Total shares redeemed		(39,736,732,623)	(43,525,923,133)

Net transactions in fund shares		(873,463,590)	(2,790,228,647)

Net Assets

Beginning of period		14,607,234,149	17,397,516,687
Total decrease	+	(872,686,473)	(2,790,282,538)

End of period		$13,734,547,676	$14,607,234,149

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

50 See financial notes

Schwab AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.23		1.78	3.07

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[2]	0.36	[2]	0.55	[2,3]	0.63 [3]	0.63
Gross operating expenses	0.69		0.70		0.73		0.74	0.75
Net investment income (loss)	0.01		0.01		0.20		1.74	3.02
Net assets, end of period ($ x 1,000,000)	3,139		2,940		2,899		2,446	1,680

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Value Advantage Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.33		1.95	3.26

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[2]	0.36	[2]	0.45	[2,4]	0.46 [4]	0.45
Gross operating expenses	0.56		0.57		0.60		0.61	0.63
Net investment income (loss)	0.01		0.01		0.30		1.88	3.19
Net assets, end of period ($ x 1,000,000)	791		1,066		1,950		1,901	1,224

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.54% for 2009 and 0.62% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.43% for 2009 and 0.45% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 51

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

26.7%		Fixed-Rate Securities	1,049,181,856	1,049,181,856
74.3%		Variable-Rate Securities	2,919,321,995	2,919,321,995

101.0%		Total Investments	3,968,503,851	3,968,503,851
(1	.0)%	Other Assets and Liabilities, Net		(38,108,128)

100.0%		Net Assets		3,930,395,723

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 26.7% of net assets

California 4.8%
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.26%		08/06/12	30,000,000	30,000,000

RB (Providence Health & Services) Series 2009B	b,c	0.25%		02/09/12	14,500,000	14,500,000

California Infrastructure & Economic Development Bank
RB (California Independent System Operator Corp) Series 2009A	a,b,c	0.23%		01/25/12	10,105,000	10,105,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2002C		3.85%		06/01/12	3,050,000	3,094,358

RB (Kaiser Permanente) Series 2004K		0.28%		05/03/12	5,500,000	5,500,000

RB (Kaiser Permanente) Series 2004K		0.26%		06/18/12	8,200,000	8,200,000

RB (Kaiser Permanente) Series 2009B2		0.31%		05/11/12	49,000,000	49,000,000

RB (Kaiser Permanente) Series 2009B3		0.36%		03/05/12	40,500,000	40,500,000

RB (Kaiser Permanente) Series 2009E1		0.48%		06/01/12	10,500,000	10,500,000

RB (Kaiser Permanente) Series 2009E2		0.48%		06/01/12	7,500,000	7,504,650

Carlsbad USD
GO Bonds Series 2009B	b,c	0.23%		01/25/12	655,000	655,000

San Diego Cnty Water Auth
CP Notes Series 5	b	0.14%		02/08/12	3,000,000	3,000,000

William S. Hart UHSD
GO Bonds Series A	a,b,c	0.25%		05/09/12	5,975,000	5,975,000

						188,534,008

Colorado 0.3%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2009A		3.00%		07/01/12	785,000	794,929

Colorado Springs
Hospital (Memorial Health) Refunding RB Series 2009	a,b,c	0.40%		02/23/12	5,347,000	5,347,000

Park 70 Metropolitan District
GO Bonds Series 2008	a	0.80%		12/01/12	3,965,000	3,965,000

						10,106,929

52 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Connecticut 0.1%
Connecticut Health & Educational Facilities Auth
RB (Ascension Health) Series 1999B		3.50%		02/01/12	4,735,000	4,747,131

Delaware 0.7%
Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2003		5.25%		10/01/12	1,300,000	1,346,642

RB (Christiana Care Health Services) Series 2010C		0.15%		01/19/12	25,000,000	25,000,000

						26,346,642

District of Columbia 0.4%
Washington Convention & Sports Auth
Sr Lien Dedicated Tax RB (Convention Center Hotel) Series 2010A	a,b,c	0.25%		04/26/12	16,465,000	16,465,000

Florida 2.8%
Florida Dept of Transportation
Right-of-Way Acquisition & Bridge Construction Refunding Bonds Series 2003A		5.00%		07/01/12	320,000	327,153

Right-of-Way Acquisition & Bridge Construction Refunding Bonds Series 2005B		6.38%		07/01/12	1,000,000	1,029,751

Right-of-Way Acquisition & Bridge Construction Refunding Bonds Series 2006A		4.00%		07/01/12	200,000	203,474

Turnpike RB Series 2006A	b,c	0.23%		01/19/12	11,860,000	11,860,000

Florida Local Government Finance Commission
Pooled CP Series 1994A	a	0.15%		01/12/12	1,000,000	1,000,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2002E		5.00%		06/01/12	100,000	101,912

Public Education Capital Outlay Bonds Series 2004C		5.25%		06/01/12	250,000	254,924

Public Education Capital Outlay Bonds Series 2006A		5.00%		06/01/12	575,000	585,819

Public Education Capital Outlay Refunding Bonds Series 2005B		5.00%		01/01/12	515,000	515,000

Public Education Capital Outlay Refunding Bonds Series 2005E		5.00%		06/01/12	100,000	101,751

Public Education Capital Outlay Refunding Bonds Series 2009C		5.00%		06/01/12	115,000	116,964

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health /Sunbelt) Series 2002		3.95%		09/01/12	2,125,000	2,174,355

Hillsborough Cnty
CP Series A	a	0.16%		01/26/12	8,110,000	8,110,000

JEA
Electric System RB Series Three 2008C3	b	0.17%		01/05/12	25,000,000	25,000,000

Electric System RB Series Three 2008C3	b	0.15%		02/06/12	26,515,000	26,515,000

Electric System Sub RB Series 2010B		3.00%		10/01/12	1,025,000	1,044,789

Orlando Utilities Commission
Utility System Refunding RB Series 2009B	b,c	0.23%		01/25/12	10,120,000	10,120,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.30%		03/08/12	14,840,000	14,840,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2010	a	1.00%		01/12/12	8,000,000	8,001,390

						111,902,282

Georgia 0.1%
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	4,350,000	4,350,000

See financial notes 53

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Hawaii 0.3%
Hawaii
RB (Hawaiian Electric) Series 2009	a,b,c	0.23%		01/25/12	9,995,000	9,995,000

Illinois 0.4%
Illinois Health Facilities Auth
Refunding RB (Univ of Chicago Hospitals & Health System) Series 2003		5.00%		08/15/12	2,705,000	2,779,859

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	a,b,c	0.26%		02/02/12	11,705,000	11,705,000

						14,484,859

Indiana 0.2%
Indiana Finance Auth
RB (Ascension Health) Series 2008E4		1.25%		05/16/12	1,300,000	1,303,972

Indiana Health Facility Financing Auth
RB (Ascension Health) Series 2001A2		3.75%		02/01/12	5,500,000	5,515,218

						6,819,190

Maryland 0.4%
Maryland Health & Higher Educational Facilities Auth
Mortgage RB (Western Maryland Health) Series 2006A	a,b,c	0.30%		03/08/12	14,025,000	14,025,000

Massachusetts 0.1%
Massachusetts
GO Bonds Consolidated Loan Series 2002D		5.25%		08/01/12	445,000	457,564

GO Bonds Consolidated Loan Series 2002E		5.50%		01/01/12	205,000	205,000

GO Bonds Consolidated Loan Series 2007C		4.00%		08/01/12	250,000	255,257

GO Refunding Bonds Series 2001A		5.50%		01/01/12	175,000	175,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2009K2		2.75%		01/05/12	715,000	715,169

New Bedford
GO BAN Series A		1.50%		02/10/12	3,000,000	3,002,347

						4,810,337

Michigan 0.2%
Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010F1		1.50%		06/01/12	1,300,000	1,306,080

Sub RB (Ascension Health) Series 2005A3		5.00%		05/01/12	1,600,000	1,624,040

Sub RB (Ascension Health) Series 2005A4		5.00%		11/01/12	6,300,000	6,535,925

						9,466,045

Missouri 0.1%
Missouri Health & Educational Facilities Auth
RB (Ascension Health) Series 2008C4		1.25%		05/16/12	3,850,000	3,863,385

RB (Ascension Health) Series 2008C5		1.25%		05/16/12	1,000,000	1,003,337

						4,866,722

Nebraska 0.1%
Nebraska Public Power District
General RB Series 2010C		4.00%		01/01/12	3,050,000	3,050,000

54 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Nevada 0.8%
Clark Cnty
Airport Passenger Facility Charge RB Series 2007A2	a,b,c	0.34%		04/19/12	4,810,000	4,810,000

Nevada System of Higher Education
Univ RB Series 2011A		3.00%		07/01/12	4,225,000	4,279,074

Truckee Meadows Water Auth
Water Revenue CP Series 2006B	a	0.23%		02/07/12	7,000,000	7,000,000

Water Revenue CP Series 2006B	a	0.23%		03/07/12	5,700,000	5,700,000

Water Revenue CP Series 2006B	a	0.20%		03/20/12	11,100,000	11,100,000

						32,889,074

New Jersey 1.8%
Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2011		2.00%		10/10/12	4,400,000	4,451,787

Cherry Hill Township
General & Sewer Capital BAN Series 2011		1.50%		10/17/12	6,850,000	6,908,887

East Brunswick
BAN		2.00%		01/06/12	7,000,000	7,001,286

BAN		2.00%		04/13/12	5,000,000	5,017,013

Hamilton Township
BAN Series 2011A&B		2.00%		06/14/12	14,687,000	14,785,793

Livingston Township
BAN		1.00%		01/19/12	9,000,000	9,001,762

BAN		1.50%		02/02/12	5,000,000	5,003,698

Monroe Township
BAN		2.00%		02/07/12	5,000,000	5,005,525

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2009A	a,b,c	0.25%		05/09/12	6,160,000	6,160,000

River Vale Township
BAN		1.50%		01/13/12	9,250,000	9,252,842

						72,588,593

New York 5.8%
Baldwinsville Central SD
BAN 2011		1.25%		07/26/12	8,750,000	8,791,526

Burnt Hills - Ballston Lake CSD
GO BAN 2011		1.25%		06/28/12	9,950,000	9,980,949

Grand Island NY
BAN 2011		1.25%		10/17/12	7,380,000	7,427,729

Metropolitan Transportation Auth
State Service Contract Refunding Bonds Series 2002A		5.00%		01/01/12	400,000	400,000

Transportation RB Series 2008B1		2.00%		11/15/12	10,000,000	10,134,573

Transportation RB Series 2011D		2.50%		11/15/12	8,430,000	8,584,393

Miller Place UFSD
TAN 2011-2012		1.50%		06/28/12	14,600,000	14,676,718

New York City
GO Bonds Fiscal 2004 Series G		5.00%		08/01/12	755,000	774,736

GO Bonds Fiscal 2004 Series J		4.00%		05/15/12	215,000	217,734

GO Bonds Fiscal 2008 Series C1		5.00%		10/01/12	300,000	310,294

GO Bonds Fiscal 2008 Series E		5.00%		08/01/12	640,000	657,321

GO Bonds Fiscal 2008 Series G		5.00%		08/01/12	500,000	513,158

GO Bonds Fiscal 2009 Series I1	a,b,c	0.25%		05/09/12	24,385,000	24,385,000

See financial notes 55

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2011 Series B		4.00%		08/01/12	1,475,000	1,505,994

New York City Municipal Water Finance Auth
CP Notes Series 1		0.14%		02/15/12	10,000,000	10,000,000

CP Series 6		0.28%		01/20/12	17,855,000	17,855,000

Extendible CP Notes Series 7		0.17%	02/29/12	09/08/12	25,000,000	25,000,000

Extendible CP Notes Series 8		0.19%	01/19/12	07/23/12	16,825,000	16,825,000

Extendible CP Notes Series 8		0.17%	01/20/12	09/04/12	2,500,000	2,500,000

Water & Sewer System RB Fiscal 2008 Series C		5.00%		06/15/12	1,000,000	1,021,252

New York Liberty Development Corp
Liberty Refunding RB (World Trade Center Towers 3&4) Series 2011A	a	0.28%		11/08/12	20,000,000	20,000,000

New York State Dormitory Auth
Mental Health Services Facilities RB Series 1996B		6.00%		08/15/12	200,000	206,746

Mental Health Services Facilities RB Series 2005B		5.00%		02/15/12	1,925,000	1,935,836

Mental Health Services Facilities RB Series 2009A1		3.13%		02/15/12	125,000	125,361

Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/12	615,000	618,105

New York State Thruway Auth
General Revenue BAN Series 2011A		2.00%		07/12/12	15,000,000	15,129,997

New York State Urban Development Corp
Service Contract Refunding RB Series 2005A		5.00%		01/01/12	150,000	150,000

Service Contract Refunding RB Series 2008D		5.00%		01/01/12	235,000	235,000

North Tonawanda School District
BAN 2011		1.25%		09/20/12	4,964,000	4,994,796

Port Auth of New York & New Jersey
CP Series B		0.17%		01/06/12	845,000	845,000

Seaford UFSD
TAN 2011-2012		2.00%		06/21/12	9,700,000	9,767,069

Sullivan Cnty
GO BAN Series 2011B		1.50%		03/09/12	6,000,000	6,010,678

Triborough Bridge & Tunnel Auth
General RB (MTA Bridges & Tunnels) Series 2009A1		4.00%		11/15/12	400,000	412,264

Warwick Valley CSD
BAN 2011		1.25%		07/20/12	7,000,000	7,027,141

						229,019,370

Ohio 0.9%
Cuyahoga Cnty
RB (Cleveland Clinic) Series 2004B2	b	0.17%		02/08/12	12,165,000	12,165,000

Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A	b,c	0.25%		05/09/12	13,685,000	13,685,000

Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic) Series 2009B		5.00%		01/01/12	1,325,000	1,325,000

Hospital RB (Cleveland Clinic) Series 2009B1		3.00%		01/01/12	250,000	250,000

Port of Greater Cincinnati Development Auth
Special Obligation Development RB (Springdale Public Infrastructure) Series 2006	a	0.75%		02/01/12	8,880,000	8,880,000

						36,305,000

Oklahoma 0.1%
Oklahoma City Water Utility Trust
Water Utility Trust CP Notes Series A	a	0.14%		01/10/12	3,000,000	3,000,000

56 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Pennsylvania 0.3%
Philadelphia
TRAN 2011-2012 Series A		2.00%		06/29/12	6,000,000	6,048,574

Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2007A	a	0.47%		07/01/12	4,450,000	4,450,000

						10,498,574

South Carolina 0.2%
Oconee Cnty SD
GO Bonds Series 2011		2.00%		03/01/12	7,225,000	7,242,692

South Carolina Public Service Auth
Refunding RB Series 2002A		5.50%		01/01/12	470,000	470,000

Refunding RB Series 2002D		5.25%		01/01/12	650,000	650,000

Refunding RB Series 2009D		5.00%		01/01/12	805,000	805,000

						9,167,692

Tennessee 0.3%
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A	b	0.18%		02/03/12	10,000,000	10,000,000

Texas 4.5%
Arlington ISD
Unlimited Tax Refunding Bonds Series 2007	a	5.00%		02/15/12	500,000	502,824

Austin
Water & Wastewater System Refunding RB Series 2009A	a,b,c	0.40%		02/23/12	20,125,000	20,125,000

Dallas
Waterworks & Sewer System CP Series D	b	0.19%		01/19/12	7,190,000	7,190,000

Dallas Area Rapid Transit
Sr Sub Lien Sales Tax Revenue CP Notes Series 2001	b	0.22%		01/12/12	10,000,000	10,000,000

Dickinson ISD
Unlimited Tax GO Bonds Series 2008A	a,b	0.50%		08/01/12	5,600,000	5,600,000

Fort Worth ISD
Unlimited Tax GO Bonds Series 2008	a	5.00%		02/15/12	2,700,000	2,714,991

Harris Cnty
Toll Road Sr Lien Refunding RB Series 2011A		2.00%		08/15/12	6,000,000	6,063,487

Toll Road Sub Lien Unlimited Tax Refunding RB Series 2007C	b,c	0.23%		01/19/12	12,915,000	12,915,000

Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		0.28%		03/05/12	12,000,000	12,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.28%		07/10/12	20,000,000	20,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.28%		04/05/12	6,480,000	6,480,000

Refunding RB (Methodist Hospital) Series 2009C2		0.28%		08/06/12	7,000,000	7,000,000

Jefferson Cnty Industrial Development Corp
RB (Jefferson Refinery) Series 2010	a	0.35%		02/28/12	5,000,000	5,000,000

RB (Jefferson Refinery) Series 2010	a	0.50%		03/29/12	34,000,000	34,000,000

Katy ISD
Unlimited Tax GO Bonds Series 2003A	a	5.00%		02/15/12	250,000	251,331

Lower Colorado River Auth
Transmission Contract Revenue CP Notes	a	0.18%		02/07/12	6,000,000	6,000,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	a,b,c	0.23%		01/25/12	7,500,000	7,500,000

San Antonio
Refunding RB New Series 2002		5.25%		02/01/12	600,000	602,356

See financial notes 57

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Refunding RB Series 1994A		5.00%		02/01/12	1,445,000	1,450,536

Tax & Revenue Certificates of Obligation Series 2006	b,c	0.23%		01/19/12	9,038,000	9,038,000

Texas Public Finance Auth
Revenue CP Notes Series 2003	b	0.15%		04/05/12	1,000,000	1,000,000

						175,433,525

Washington 0.1%
Energy Northwest
Electric Refunding RB (Columbia Generating Station) Series 2003A		5.50%		07/01/12	100,000	102,504

Electric Refunding RB (Project No. 1) Series 2010A		3.00%		07/01/12	100,000	101,194

Electric Refunding RB (Project No. 2) Series 1992A		6.30%		07/01/12	150,000	154,294

Electric Refunding RB (Project No. 3) Series 2003A		5.50%		07/01/12	310,000	317,625

Port of Seattle
Refunding RB Series 2011A		2.00%		09/01/12	1,680,000	1,698,937

Washington
GO Bonds Series 2005A		5.00%		07/01/12	250,000	255,796

GO Bonds Series 2007C		5.00%		01/01/12	250,000	250,000

GO Bonds Series 2009C		4.00%		02/01/12	600,000	601,765

GO Refunding Bonds Series R-2010B		5.00%		01/01/12	850,000	850,000

						4,332,115

Wisconsin 0.9%
Badger Tobacco Asset Securitization Corp
Tobacco Settlement Asset-Backed Bonds	a	6.38%		06/01/12	6,760,000	6,930,630

Racine USD
TRAN		1.50%		06/28/12	9,000,000	9,048,138

Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2010C	a	0.20%		01/23/12	15,000,000	15,000,000

RB (Aurora Health Care) Series 2010C	a	0.22%		01/24/12	5,000,000	5,000,000

						35,978,768

Total Fixed-Rate Securities
(Cost $1,049,181,856)						1,049,181,856

Variable-Rate Securities 74.3% of net assets

Alabama 5.3%
Alabama
GO Bonds Series 2007A	b,c	0.13%		01/06/12	6,503,000	6,503,000

Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a	0.11%		01/06/12	11,840,000	11,840,000

Municipal Funding Notes Series 2008A, 2009B&2010A	a	0.11%		01/06/12	39,650,000	39,650,000

Alabama Public School & College Auth
Capital Improvement Bonds Series 2007	a,b,c	0.13%		01/06/12	28,655,000	28,655,000

Alabama Special Care Facility Financing Auth
RB (Ascension Health) Series 2006C2	b,c	0.20%		01/06/12	6,180,000	6,180,000

Mobile Cnty IDA
Gulf Opportunity Zone RB (SSAB Alabama) Series 2011	a	0.18%		01/06/12	30,000,000	30,000,000

Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2008C	a	0.17%		01/06/12	10,000,000	10,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011A	a	0.17%		01/06/12	30,000,000	30,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011H	a	0.12%		01/06/12	25,000,000	25,000,000

58 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011I	a	0.12%		01/06/12	12,000,000	12,000,000

RB (Hunt Refining) Series 2008A	a	0.17%		01/06/12	10,000,000	10,000,000

						209,828,000

Alaska 0.2%
Valdez
Marine Terminal Refunding RB (Exxon Pipeline) Series 1993A		0.03%		01/03/12	9,000,000	9,000,000

Arizona 1.9%
Arizona Health Facilities Auth
RB (The Terraces) Series 2003B2	a	0.26%		01/06/12	1,870,000	1,870,000

Refunding RB (The Terraces) Series 2007	a	0.26%		01/06/12	22,485,000	22,485,000

Arizona School Facilities Board
State School Improvement Refunding RB Series 2005	b,c	0.12%		01/06/12	10,000,000	10,000,000

Arizona Transportation Board
Transportation Excise Tax RB (Maricopa Cnty Regional Area Road Fund) Series 2007	b,c	0.16%		01/06/12	8,000,000	8,000,000

Chandler IDA
RB (Tri-City Baptist Church) Series 2010	a	0.16%		01/06/12	4,800,000	4,800,000

Salt River Project Agricultural Improvement & Power District
Electric System RB Series 2005A	b,c	0.10%		01/06/12	2,135,000	2,135,000

Electric System RB Series 2008A	b,c	0.16%		01/06/12	17,485,000	17,485,000

Tempe IDA
Sr Living RB (Friendship Village of Tempe) Series 2002C	a	0.29%		01/06/12	7,270,000	7,270,000

						74,045,000

Arkansas 0.2%
Fort Smith
Bonds (Mitsubishi Power Systems Americas) Series 2010	a	0.13%		01/06/12	8,000,000	8,000,000

California 4.8%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1	a	0.03%		01/06/12	41,600,000	41,600,000

California
GO Bonds Series 2004A3	a	0.03%		01/03/12	18,000,000	18,000,000

California Health Facilities Financing Auth
Health Facility RB (Catholic Healthcare West) Series 2011B	a	0.06%		01/06/12	6,725,000	6,725,000

RB (Kaiser Permanente) Series 2006C		0.07%		01/06/12	615,000	615,000

RB (St. Joseph Health) Series 2011B	a	0.05%		01/03/12	4,410,000	4,410,000

California Infrastructure & Economic Development Bank
RB ( J. Paul Getty Trust) Series 2004B		0.04%		01/06/12	3,225,000	3,225,000

RB (Casa Loma College) Series 2009	a	0.20%		01/06/12	3,680,000	3,680,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996E	a	0.04%		01/03/12	4,200,000	4,200,000

RB (Hilmar Cheese) Series 2010	a	0.15%		01/06/12	5,285,000	5,285,000

Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a	0.13%		01/06/12	12,265,000	12,265,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2008A		0.06%		01/06/12	1,400,000	1,400,000

RB (Sea Crest School) Series 2008	a	0.19%		01/06/12	4,365,000	4,365,000

Foothill-DeAnza Community College District
GO Bonds Series C	b,c	0.10%		01/06/12	3,500,000	3,500,000

Fresno
Sewer System RB Series 2008A	b,c	0.11%		01/06/12	5,170,000	5,170,000

See financial notes 59

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Hartnell Community College District
GO Bonds Series D	a,b,c	0.10%		01/06/12	17,415,000	17,415,000

Los Angeles Cnty Metropolitan Transportation Auth
Second Sr Sales Tax RB Series 2004A	b,c	0.07%		01/03/12	5,090,000	5,090,000

Los Angeles Dept of Water & Power
Water System RB Series 2006A2	b,c	0.07%		01/03/12	2,265,000	2,265,000

Oxnard Financing Auth
Lease RB Series 2006	a	0.12%		01/06/12	10,990,000	10,990,000

Wastewater RB Series 2004B	a	0.12%		01/06/12	10,735,000	10,735,000

Peralta Community College District
GO Bonds Series 2009C	a,b,c	0.10%		01/06/12	12,300,000	12,300,000

Santa Clara Valley Transportation Auth
Refunding Tax RB Series 2008C	b	0.06%		01/06/12	5,975,000	5,975,000

Univ of California
Limited Project RB Series 2007D	b,c	0.07%		01/03/12	1,110,000	1,110,000

Medical Center Pooled RB Series 2007B1	b	0.04%		01/03/12	9,700,000	9,700,000

						190,020,000

Colorado 1.6%
Buffalo Ridge Metropolitan District
GO Refunding Bonds Series 2009	a	0.14%		01/06/12	9,210,000	9,210,000

Colorado Educational & Cultural Facilities Auth
RB (Northwestern College) Series 2008A	a	0.12%		01/06/12	6,000,000	6,000,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006C7	b,c	0.07%		01/03/12	1,795,000	1,795,000

Commerce City Northern Infrastructure General Improvement District
GO Bonds Series 2006	a	0.14%		01/06/12	1,250,000	1,250,000

GO Bonds Series 2008	a	0.14%		01/06/12	8,625,000	8,625,000

Denver
Refunding COP Series 2008A3	b	0.07%		01/03/12	1,545,000	1,545,000

Lafayette
M/F Housing RB (The Traditions At Lafayette) Series 2011A	a	0.15%		01/06/12	4,800,000	4,800,000

Meridian Ranch Metropolitan District
GO Limited Tax Refunding Bonds Series 2009	a	0.14%		01/06/12	3,110,000	3,110,000

NBC Metropolitan District
GO Bonds Series 2004	a	0.14%		01/06/12	9,140,000	9,140,000

Parker Automotive Metropolitan District
GO Bonds Series 2005	a	0.14%		01/06/12	900,000	900,000

Sheridan Redevelopment Agency
Tax Increment Refunding RB (S Santa Fe Dr) Series 2011A1	a	0.18%		01/06/12	10,000,000	10,000,000

Univ of Colorado
Univ Enterprise RB Series 2011A	b,c	0.10%		01/06/12	8,000,000	8,000,000

						64,375,000

Connecticut 0.1%
Connecticut
GO Bonds Series 2005D	b,c	0.12%		01/06/12	3,600,000	3,600,000

District of Columbia 0.5%
District of Columbia
GO Bonds Series 2008E	a,b,c	0.20%		01/06/12	3,305,000	3,305,000

RB (Catholic Univ of America) Series 2007	a,b,c	0.11%		01/06/12	8,290,000	8,290,000

60 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
District of Columbia Water & Sewer Auth
Public Utility Sub Lien Refunding RB Series 2008A	b,c	0.13%		01/06/12	9,360,000	9,360,000

						20,955,000

Florida 4.7%
Collier Cnty Educational Facilities Auth
Limited Obligation RB (Ave Maria Univ) Series 2006	a	0.10%		01/03/12	8,750,000	8,750,000

Florida Housing Finance Corp
M/F Mortgage RB (Autumn Place Apts) Series 2008K1	a	0.12%		01/06/12	6,400,000	6,400,000

Florida State Board of Education
Public Education Capital Outlay Refunding Bonds Series 2005C	b,c	0.16%		01/06/12	10,230,000	10,230,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health /Sunbelt) Series 2006C	b,c	0.20%		01/06/12	2,145,000	2,145,000

Hospital RB (Adventist Health/Sunbelt) Series 2006C&G	b,c	0.12%		01/06/12	3,375,000	3,375,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School) Series 2002	a	0.29%		01/06/12	4,945,000	4,945,000

JEA
Electric System RB Series Three 2006A	b,c	0.12%		01/06/12	3,000,000	3,000,000

Miami-Dade Cnty
GO Bonds Series 2008A	a,b,c	0.16%		01/06/12	5,070,000	5,070,000

Water & Sewer System RB Series 2010	b,c	0.13%		01/06/12	13,000,000	13,000,000

Miami-Dade Cnty IDA
RB (United Way) Series 2008	a	0.11%		01/06/12	11,210,000	11,210,000

RB (Univ of Miami Life Science & Technology Park) Series 2010	a	0.15%		01/06/12	20,000,000	20,000,000

Orlando Utilities Commission
Utility System Refunding RB Series 2009B	b,c	0.11%		01/06/12	14,790,000	14,790,000

Utility System Refunding RB Series 2011A	d	0.21%		07/27/12	5,000,000	5,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.11%		01/06/12	5,000,000	5,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a	0.20%		01/06/12	3,385,000	3,385,000

Polk Cnty
Utility System RB Series 2004A	a,b,c	0.11%		01/06/12	14,305,000	14,305,000

Sarasota Cnty Public Hospital District
Hospital Refunding RB (Sarasota Memorial Hospital) Series 2008B	a	0.06%		01/03/12	1,665,000	1,665,000

South Florida Water Management District
COP Series 2006	b,c	0.12%		01/06/12	4,000,000	4,000,000

South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007	b,c	0.10%		01/06/12	38,495,000	38,495,000

Tallahassee Energy System
RB Series 2007	b,c	0.10%		01/06/12	11,250,000	11,250,000

						186,015,000

Georgia 1.5%
Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009		0.18%		01/06/12	25,000,000	25,000,000

Clarke Cnty Hospital Auth
Revenue Certificates (Athens Regional Medical Center) Series 2007	b,c	0.16%		01/06/12	14,850,000	14,850,000

Georgia
GO Bonds Series 2007E	b,c	0.13%		01/06/12	4,623,000	4,623,000

GO Bonds Series 2007E	b,c	0.16%		01/06/12	7,500,000	7,500,000

GO Refunding Bonds Series 2005B	b,c	0.12%		01/06/12	1,435,000	1,435,000

See financial notes 61

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Georgia Ports Auth
RB (Garden City Terminal) Series 2007	a	0.11%		01/06/12	1,610,000	1,610,000

Griffin-Spalding Cnty Development Auth
IDRB (Woodland Industries) Series 2007	a	0.15%		01/06/12	3,720,000	3,720,000

						58,738,000

Hawaii 0.2%
Honolulu
GO Bonds Series 2005AC&D	b,c	0.12%		01/06/12	2,320,000	2,320,000

Wastewater System RB Sr Series 2011A	b,c	0.10%		01/06/12	4,005,000	4,005,000

						6,325,000

Idaho 0.3%
Shoshone Cnty Industrial Development Corp
Recovery Zone Facility RB (Essential Metals Corp) Series 2010A	a	0.15%		01/06/12	11,600,000	11,600,000

Illinois 6.6%
Bloomington
GO Bonds Series 2004	b	0.16%		01/06/12	10,450,000	10,450,000

Bolingbrook
Tax Increment Jr Lien RB Series 2005	a	0.36%		01/06/12	8,190,000	8,190,000

Chicago
GO Project & Refunding Bonds Series 2003B1	b	0.08%		01/03/12	2,350,000	2,350,000

GO Project & Refunding Bonds Series 2006A	b,c	0.17%		01/06/12	940,000	940,000

GO Project & Refunding Bonds Series 2007A	b,c	0.13%		01/06/12	15,000,000	15,000,000

GO Refunding Bonds Series 2009A	b,c	0.12%		01/06/12	5,000,000	5,000,000

Sales Tax RB Series 2011A	b,c	0.11%		01/06/12	3,740,000	3,740,000

Chicago Board of Education
Unlimited Tax GO Refunding Bonds Series 2009A2	a	0.10%		01/06/12	5,900,000	5,900,000

Unlimited Tax GO Refunding Bonds Series 2010F	b,c	0.11%		01/06/12	15,370,000	15,370,000

Cook Cnty
RB (Catholic Theological Union) Series 2005	a	0.14%		01/06/12	1,500,000	1,500,000

Harris Cnty Health Facilities Development Corp
Hospital RB (Memorial Hermann Healthcare System) Series 2008A1	a,b,c	0.10%		01/06/12	13,795,000	13,795,000

Hopedale
RB (Hopedale Medical Foundation) Series 2009	a	0.15%		01/06/12	4,125,000	4,125,000

Illinois
Sales Tax RB Series October 2011	b,c	0.11%		01/06/12	27,305,000	27,305,000

Illinois Finance Auth
IDRB (Radiological Society of North America) Series 1997	a	0.20%		01/06/12	1,185,000	1,185,000

RB (Advocate Health Care) Series 2011B	d	0.23%		07/27/12	11,900,000	11,900,000

RB (Elim Christian Services) Series 2007	a	0.15%		01/06/12	15,000,000	15,000,000

RB (Fenwick High School) Series 2007	a	0.15%		01/06/12	7,200,000	7,200,000

RB (Kohl Children’s Museum) Series 2004	a	0.12%		01/06/12	1,395,000	1,395,000

RB (Lake Forest College) Series 2008	a	0.12%		01/06/12	2,500,000	2,500,000

RB (Lake Forest Country Day School) Series 2005	a	0.12%		01/06/12	3,000,000	3,000,000

RB (Loyola Academy) Series 2007	a	0.12%		01/06/12	11,500,000	11,500,000

RB (Perspectives Charter School) Series 2003	a	0.15%		01/06/12	4,900,000	4,900,000

RB (Planned Parenthood) Series 2007A	a	0.12%		01/06/12	7,350,000	7,350,000

RB (Regency Park at Lincolnwood) Series 1991B	a,b,c	0.10%		01/06/12	755,000	755,000

RB (Riverside Health System) Series 2004	a	0.10%		01/06/12	9,925,000	9,925,000

62 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (The Landing at Plymouth Place) Series 2005B	a	0.26%		01/06/12	10,640,000	10,640,000

RB (Univ of Chicago Medical Center) Series 2011C	b,c	0.11%		01/06/12	9,560,000	9,560,000

Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts) Series 2008	a	0.19%		01/06/12	8,605,000	8,605,000

Illinois Regional Transportation Auth
GO Bonds Series 2000A	b,c	0.23%		01/06/12	6,665,000	6,665,000

GO Refunding Bonds Series 1999	b,c	0.12%		01/06/12	9,900,000	9,900,000

Metropolitan Water Reclamation District of Greater Chicago
Unlimited Tax GO Refunding Bonds Series May 2006	b,c	0.16%		01/06/12	14,000,000	14,000,000

Univ of Illinois
Auxiliary Facilities System RB Series 2006	b,c	0.10%		01/06/12	8,600,000	8,600,000

						258,245,000

Indiana 1.1%
Indiana Finance Auth
Environmental Facilities RB (Indianapolis Power & Light) Series 2011B	a,b,c	0.11%		01/06/12	7,500,000	7,500,000

RB (Indiana Univ Health) Series 2011L & M	a,b,c	0.10%		01/06/12	8,500,000	8,500,000

Indiana Health & Educational Facility Financing Auth
RB (Ascension Health) Series 2006 B4&B6	b,c	0.07%		01/03/12	1,520,000	1,520,000

Indiana Health Facility Financing Auth
RB (Memorial Hospital) Series 2004A	a	0.12%		01/06/12	16,145,000	16,145,000

Terre Haute
RB (Westminister Village) Series 2006A	a	0.26%		01/06/12	9,245,000	9,245,000

						42,910,000

Iowa 1.5%
Iowa Finance Auth
Midwestern Disaster Area RB (Archer Daniels Midland) Series 2011		0.13%		01/06/12	16,000,000	16,000,000

Midwestern Disaster Area RB (Cargill) Series 2009B		0.15%		01/06/12	19,000,000	19,000,000

Midwestern Disaster Area RB (Farmers Cooperative) Series 2010	a	0.12%		01/06/12	10,000,000	10,000,000

Pollution Control Facility Refunding RB (MidAmerican Energy) Series 2008B		0.12%		01/06/12	14,000,000	14,000,000

						59,000,000

Kansas 0.4%
Kansas Department of Transportation
Highway RB Series 2004C3	b	0.06%		01/06/12	10,300,000	10,300,000

Shawnee
M/F Housing Refunding RB (Pinegate West Apts) Series 2008A	a	0.12%		01/06/12	5,375,000	5,375,000

						15,675,000

Kentucky 1.3%
Kentucky Economic Development Finance Auth
RB (Catholic Health Initiatives) Series 2011B3	d	0.21%		07/27/12	14,300,000	14,300,000

Kentucky Higher Ed Student Loan Corp
Student Loan RB Series 2010-1A2	a,b,c	0.11%		01/06/12	29,995,000	29,995,000

Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2001A	a,b,c	0.10%		01/06/12	6,530,000	6,530,000

						50,825,000

See financial notes 63

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Louisiana 1.4%
Ascension Parish IDB
RB (BASF SE) Series 2009		0.26%		01/06/12	15,000,000	15,000,000

Louisiana Local Government Environmental Facilities & Community Development Auth
Healthcare Facilities Refunding RB (St. James Place of Baton Rouge) Series 2007A	a	0.19%		01/06/12	11,520,000	11,520,000

RB (Louise S. McGehee School) Series 2010	a	0.16%		01/06/12	6,737,500	6,737,500

Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c	0.17%		01/06/12	9,105,000	9,105,000

St. John the Baptist Parish
RB (Marathon Oil Corp) Series 2007A	a,b,c	0.11%		01/06/12	4,675,000	4,675,000

St. Tammany Parish Development District
RB (BCS Development) Series 2008	a	0.16%		01/06/12	3,525,000	3,525,000

RB (Main St Holdings of Tammany) Series 2006A	a	0.16%		01/06/12	5,320,000	5,320,000

						55,882,500

Maryland 0.3%
Montgomery Cnty
RB (George Meany Center For Labor Studies) Series 2004	a	0.28%		01/06/12	5,400,000	5,400,000

Montgomery Cnty Housing Opportunities Commission
M/F Housing Development Bonds Series 2011A	a	0.08%		01/06/12	4,200,000	4,200,000

						9,600,000

Massachusetts 2.1%
Massachusetts
GO Consolidated Loan Series 2007C	b,c	0.16%		01/06/12	21,410,000	21,410,000

GO Refunding Bonds Series 2001C	b	0.08%		01/06/12	2,000,000	2,000,000

GO Refunding Bonds Series 2004A	b,c	0.11%		01/06/12	4,880,000	4,880,000

GO Refunding Bonds Series 2010A		0.34%	01/06/12	02/01/12	5,350,000	5,350,495

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2010A	d	0.19%		07/27/12	4,235,000	4,235,000

Massachusetts Development Finance Agency
RB (Assumption College) Series 2002A	a	0.39%		01/06/12	3,125,000	3,125,000

RB (Jewish Rehabilitation Centers for Living) Series 2011B	a	0.15%		01/06/12	5,000,000	5,000,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005 J1		0.04%		01/06/12	28,210,000	28,210,000

RB (MIT) Series 2008N	b,c	0.08%		01/06/12	685,000	685,000

RB (Partners HealthCare) Series 2010J1	b,c	0.10%		01/06/12	4,900,000	4,900,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.11%		01/06/12	785,000	785,000

						80,580,495

Michigan 2.0%
Michigan Finance Auth
Hospital Refunding RB (Trinity Health) Series 2011MI	b,c	0.10%		01/06/12	3,250,000	3,250,000

Unemployment Obligation Assessment RB Series 2011	a	0.24%		01/06/12	19,000,000	19,000,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	d	0.19%		07/27/12	11,200,000	11,200,000

Refunding RB (Crittenton Hospital Medical Center) Series 2003A	a	0.10%		01/03/12	15,435,000	15,435,000

Michigan State Strategic Fund
Limited Obligation RB (Kroger) Series 2010	a	0.10%		01/06/12	9,500,000	9,500,000

Limited Obligation RB (Legal Aid & Defender Assoc) Series 2007	a	0.12%		01/06/12	11,570,000	11,570,000

64 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sanilac Cnty Economic Development Corp
Limited Obligation RB (Marlette Community Hospital) Series 2001	a	0.16%		01/06/12	9,955,000	9,955,000

						79,910,000

Minnesota 0.5%
Bloomington
M/F Housing Refunding RB (Bristol Village Apts) Series 2002A1	a	0.11%		01/06/12	3,000,000	3,000,000

Rochester
Health Care Facilities RB (Mayo Clinic) Series 2008B	b	0.05%		01/06/12	10,000,000	10,000,000

Roseville
Private School Facility RB (Northwestern College) Series 2002	a	0.12%		01/06/12	4,410,000	4,410,000

						17,410,000

Mississippi 1.1%
Mississippi
GO Bonds (Capital Improvements) Series 2011A	b,c	0.10%		01/06/12	3,300,000	3,300,000

Mississippi Business Finance Corp
Gulf Opportunity Zone Industrial Development RB (Chevron) Series 2011A		0.03%		01/03/12	10,660,000	10,660,000

RB (200 Renaissance) Series 2008	a	0.11%		01/06/12	12,000,000	12,000,000

RB (PSL North America) Series 2007A	a	0.14%		01/06/12	18,000,000	18,000,000

						43,960,000

Missouri 1.6%
Kansas City IDA
M/F Housing Refunding RB (Ethans Apts) Series 2004	a	0.12%		01/06/12	29,560,000	29,560,000

Missouri Health & Educational Facilities Auth
Educational Facilities RB (Washington Univ) Series 2003A	b,c	0.07%		01/03/12	5,325,000	5,325,000

Health Facilities RB (SSM Health Care) Series 2005C-4	b	0.09%		01/06/12	1,755,000	1,755,000

Health Facilities RB (St. Luke’s Health) Series 2008A	a	0.13%		01/06/12	1,500,000	1,500,000

Missouri Highway & Transportation Commission
First Lien State Road Bonds Series 2006B	b,c	0.16%		01/06/12	18,290,000	18,290,000

St. Charles Cnty IDA
IDRB (Patriot Machine) Series 2007	a	0.13%		01/06/12	6,815,000	6,815,000

						63,245,000

Nebraska 1.4%
Custer Cnty
Midwestern Disaster RB (The Andersons) Series 2011	a	0.12%		01/06/12	21,000,000	21,000,000

Douglas Cnty Hospital Auth No. 3
Health Facilities Refunding RB (Nebraska Methodist Health) Series 2008	a,b,c	0.11%		01/06/12	5,030,000	5,030,000

South Sioux City
IDRB (NATURES BioReserve) Series 2010	a	0.18%		01/06/12	25,000,000	25,000,000

Washington Cnty
IDRB (Cargill) Series 2010		0.15%		01/06/12	5,000,000	5,000,000

						56,030,000

Nevada 0.3%
Clark Cnty SD
Limited Tax GO Bonds Series 2006B	b,c	0.15%		01/06/12	10,000,000	10,000,000

See financial notes 65

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

New Hampshire 0.8%
New Hampshire Business Finance Auth
Limited Obligation RB (Canam Steel Corp) Series 2010	a	0.18%		01/06/12	10,000,000	10,000,000

New Hampshire Health & Education Facilities Auth
RB (Androscoggin Valley Hospital) Series 2007	a	0.10%		01/06/12	12,845,000	12,845,000

RB (New London Hospital) Series 2007	a	0.39%		01/06/12	7,505,000	7,505,000

						30,350,000

New Jersey 1.2%
Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2005A	b,c	0.16%		01/06/12	6,100,000	6,100,000

New Jersey Building Auth
State Building RB Series 2003A1	a	0.07%		01/06/12	12,790,000	12,790,000

State Building RB Series 2003A4	a	0.07%		01/06/12	16,000,000	16,000,000

New Jersey Economic Development Auth
RB (Princeton Montessori Society) Series 2006	a	0.39%		01/06/12	2,940,000	2,940,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.10%		01/06/12	8,520,000	8,520,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2007A	a,b,c	0.16%		01/06/12	1,800,000	1,800,000

						48,150,000

New Mexico 1.1%
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-2A2	a,b,c	0.11%		01/06/12	29,995,000	29,995,000

Portales
Student Housing RB (CHF-Portales at Eastern NMU) Series 2006A	a	0.50%		01/06/12	13,380,000	13,380,000

						43,375,000

New York 4.4%
New York City
GO Bonds Fiscal 1995 Series B5	b	0.07%		01/03/12	2,000,000	2,000,000

GO Bonds Fiscal 2004 Series C	b,c	0.10%		01/06/12	5,940,000	5,940,000

New York City IDA
Liberty RB (F.C. Hanson Office Assoc) Series 2004	a	0.09%		01/06/12	12,095,000	12,095,000

New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2006 Series D	b,c	0.10%		01/06/12	32,670,000	32,670,000

Water & Sewer System RB Fiscal 2012 Series A1	b	0.02%		01/03/12	7,665,000	7,665,000

Water & Sewer System RB Fiscal 2012 Series A2	b	0.02%		01/03/12	2,000,000	2,000,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1	b,c	0.11%		01/06/12	3,000,000	3,000,000

Building Aid RB Fiscal 2007 Series S2	b,c	0.11%		01/06/12	13,300,000	13,300,000

Building Aid RB Fiscal 2008 Series S1	b,c	0.10%		01/06/12	6,000,000	6,000,000

Building Aid RB Fiscal 2011 Series S2A	b,c	0.10%		01/06/12	5,000,000	5,000,000

Future Tax Secured Bonds Fiscal 2012 Series D1	b,c	0.10%		01/06/12	2,580,000	2,580,000

Future Tax Secured Refunding Sr Bonds Fiscal 2003 Series A4	b	0.04%		01/03/12	10,255,000	10,255,000

New York City Trust for Cultural Resources
RB (Museum of Modern Art) Series 2001-1D	a,b,c	0.10%		01/06/12	6,615,000	6,615,000

New York Liberty Development Corp
Liberty RB (1 World Trade Center) Series 2011	b,c	0.10%		01/06/12	26,550,000	26,550,000

New York State Environmental Facilities Corp
Clean Water & Drinking Water Revolving Funds RB Series 2002B	b,c	0.11%		01/06/12	1,675,000	1,675,000

66 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New York State Power Auth
RB Series 2007A	b,c	0.11%		01/06/12	3,625,000	3,625,000

New York State Thruway Auth
2nd General Highway and Bridge Trust Fund Bonds	b,c	0.10%		01/06/12	4,800,000	4,800,000

State Personal Income Tax RB Series 2006A	b,c	0.16%		01/06/12	4,680,000	4,680,000

New York State Urban Development Corp
State Personal Income Tax RB Series 2009B1	b,c	0.10%		01/06/12	1,000,000	1,000,000

Port Auth of New York & New Jersey
Consolidated Bonds 144th Series	b,c	0.10%		01/06/12	525,000	525,000

Consolidated Bonds 148th Series	b,c	0.11%		01/06/12	4,900,000	4,900,000

Ramapo Housing Auth
RB (Fountainview at College Road) Series 1998	a	0.20%		01/06/12	6,275,000	6,275,000

Triborough Bridge & Tunnel Auth
General Purpose RB Series 2001A	b,c	0.10%		01/06/12	7,500,000	7,500,000

General RB (MTA Bridges & Tunnels) Series 2008C	b,c	0.10%		01/06/12	3,100,000	3,100,000

						173,750,000

North Carolina 1.0%
Mecklenburg Cnty
GO Refunding Bonds Series 2009D	d	0.20%		07/27/12	9,660,000	9,660,000

North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c	0.11%		01/06/12	23,100,000	23,100,000

Hospital Refunding RB (Cone Health) Series 2011B	d	0.22%		07/27/12	5,000,000	5,000,000

						37,760,000

North Dakota 0.2%
Richland Cnty
RB (Minn-Dak Farmers Coop) Series 2010B	a	0.11%		01/06/12	7,000,000	7,000,000

Ohio 1.9%
Bellefontaine
Refunding RB (Mary Rutan Hospital) Series 2005	a	0.13%		01/06/12	9,125,000	9,125,000

Franklin Cnty
RB (Children’s Hospital) Series 1992B	b	0.17%		01/06/12	2,500,000	2,500,000

Knox Cnty
RB (Knox Community Hospital) Series 2004	a	0.09%		01/06/12	11,875,000	11,875,000

Ohio
Hospital Refunding RB (Cleveland Clinic Health) Series 2009A	b,c	0.10%		01/06/12	2,300,000	2,300,000

Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health) Series 2008B4		0.04%		01/03/12	4,615,000	4,615,000

Hospital RB (Univ Hospitals Health) Series 2007A	a,b,c	0.20%		01/06/12	5,900,000	5,900,000

Ohio State Air Quality Development Authority
Pollution Control Refunding RB (FirstEnergy Generation Corp) Series 2009B	a	0.09%		01/06/12	19,000,000	19,000,000

Ohio Water Development Auth
Pollution Control Refunding RB (FirstEnergy Nuclear General Corp) Series 2010C	a	0.05%		01/03/12	2,000,000	2,000,000

Rickenbacker Port Auth
Economic Development RB (YMCA of Central Ohio) Series 2002	a	0.12%		01/06/12	10,280,000	10,280,000

Wood Cnty
Refunding & Improvement RB (Wood Cnty Hospital) Series 2008	a	0.12%		01/06/12	4,800,000	4,800,000

						72,395,000

See financial notes 67

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Oklahoma 0.2%
Tulsa Cnty Industrial Auth
Health Care RB (St. Francis Health) Series 2006	b,c	0.16%		01/06/12	8,092,000	8,092,000

Oregon 0.6%
Astoria Hospital Facilities Auth
Hospital RB (Columbia Memorial) Series 2007	a	0.13%		01/06/12	17,005,000	17,005,000

Oregon
Business Development RB (Sage Hollow Ranch) Series 223	a	0.11%		01/06/12	3,000,000	3,000,000

Salem Hospital Facility Auth
Refunding RB (Capital Manor) Series 2004	a	0.19%		01/06/12	3,515,000	3,515,000

						23,520,000

Pennsylvania 2.9%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2010C	b,c	0.10%		01/06/12	7,000,000	7,000,000

Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.29%		01/06/12	21,710,000	21,710,000

Chester Cnty Industrial Dev Auth
RB (Archdiocese of Philadelphia) Series 2001	a	0.07%		01/06/12	5,500,000	5,500,000

Cumberland Cnty Municipal Auth
RB (Presbyterian Homes) Series 1993A	a	0.12%		01/06/12	4,000,000	4,000,000

Geisinger Auth
Health System RB (Geisinger Health) Series 2011A1	b,c	0.10%		01/06/12	5,000,000	5,000,000

Health System RB (Geisinger Health) Series 2011B	b	0.02%		01/03/12	825,000	825,000

Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community) Series 2009	a	0.15%		01/06/12	6,935,000	6,935,000

Manheim SD
GO Bonds Series 2011	a,b,c	0.10%		01/06/12	6,000,000	6,000,000

Montgomery Cnty IDA
RB (Waverly Heights) Series 2009	a	0.11%		01/06/12	5,350,000	5,350,000

Owen J. Roberts SD
GO Notes Series 2006	b,c	0.11%		01/06/12	1,625,000	1,625,000

Pennsylvania
GO Bonds First Series 2011	b,c	0.11%		01/06/12	7,995,000	7,995,000

Pennsylvania HFA
S/F Mortgage RB Series 2009-105C	b,c	0.20%		01/06/12	1,000,000	1,000,000

Pennsylvania State Turnpike Commission
Motor License Fund Turnpike Sub Special RB Series 2011B	b,c	0.11%		01/06/12	3,350,000	3,350,000

Registration Fee Refunding RB Series 2005A	a,b,c	0.11%		01/06/12	6,905,000	6,905,000

Philadelphia
GO Refunding Bonds Series 2009B	a	0.06%		01/06/12	2,200,000	2,200,000

Water & Wastewater RB Series 1997B	a	0.06%		01/06/12	19,800,000	19,800,000

Philadelphia Municipal Auth
Lease RB Series 2009	a,b,c	0.11%		01/06/12	3,720,000	3,720,000

Univ of Pittsburgh
Univ Capital Project Bonds Series 2005A	b,c	0.12%		01/06/12	6,665,000	6,665,000

						115,580,000

Puerto Rico 0.0%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	b,c	0.18%		01/06/12	610,000	610,000

68 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Tennessee 4.4%
Chattanooga
Electric System RB Series 2008A	b,c	0.10%		01/06/12	1,200,000	1,200,000

Chattanooga IDB
Lease Rental Refunding RB Series 2007	b,c	0.12%		01/06/12	11,310,000	11,310,000

Clarksville Public Building Auth
Pooled Financing RB (TN Municipal Bond Fund) Series 1995	a	0.28%		01/06/12	8,935,000	8,935,000

Pooled Financing RB (TN Municipal Bond Fund) Series 1997	a	0.23%		01/06/12	7,760,000	7,760,000

Pooled Financing RB (TN Municipal Bond Fund) Series 1999	a	0.23%		01/06/12	7,270,000	7,270,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2001A	a,b,c	0.11%		01/06/12	5,000,000	5,000,000

Metro Government of Nashville & Davidson Cnty IDB
IDRB (YMCA) Series 1998	a	0.44%		01/06/12	11,285,000	11,285,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (TN Cnty Loan Pool) Series 1995	a,c	0.28%		01/06/12	4,820,000	4,820,000

Pooled Financing RB (TN Cnty Loan Pool) Series 1997	a	0.23%		01/06/12	400,000	400,000

Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c	0.15%		01/06/12	66,995,000	66,995,000

Gas RB Series 2006B	a,b,c	0.17%		01/06/12	28,290,000	28,290,000

Shelby Cnty Health, Educational & Housing Facilities Board
RB (Rhodes College) Series 2000	a	0.15%		01/06/12	4,675,000	4,675,000

Tennergy Corp
Gas RB Series 2006A	a,b,c	0.20%		01/06/12	12,685,000	12,685,000

						170,625,000

Texas 7.6%
Austin
Water & Wastewater System Refunding RB Series 2011	b,c	0.11%		01/06/12	3,500,000	3,500,000

Birdville ISD
Unlimited Tax GO Refunding Bonds Series 2007	a,b,c	0.16%		01/06/12	4,000,000	4,000,000

Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	b,c	0.10%		01/06/12	7,600,000	7,600,000

Sr Lien Sales Tax Refunding RB Series 2007	b,c	0.12%		01/06/12	4,465,000	4,465,000

Dallas-Fort Worth International Airport
Joint Revenue Improvement Bonds Series 2010A	a,b,c	0.11%		01/06/12	24,830,000	24,830,000

Del Valle ISD
Unlimited GO Bonds Series 2007	a,b,c	0.13%		01/06/12	11,015,000	11,015,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B	a,b,c	0.10%		01/06/12	6,000,000	6,000,000

Harris Cnty Flood Control District
Contract Tax Bonds Series 2010A	b,c	0.20%		01/06/12	2,750,000	2,750,000

Harris Cnty Metropolitan Transit Auth
Sales & Use Tax Bonds Series 2011A	b,c	0.10%		01/06/12	4,500,000	4,500,000

Houston
GO Bonds Series 2005D & Public Improvement Refunding Bonds Series 2005E	b,c	0.16%		01/06/12	10,515,000	10,515,000

Houston Combined Utility System
First Lien Refunding RB Series 2004A	a,b,c	0.10%		01/06/12	7,000,000	7,000,000

First Lien Refunding RB Series 2011A	b,c	0.16%		01/06/12	4,080,000	4,080,000

Houston ISD
Limited Tax GO Bonds Series 2008	a,b,c	0.10%		01/06/12	9,900,000	9,900,000

See financial notes 69

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Lamar Consolidated ISD
Unlimited Tax GO Bonds Series 2007	a,b,c	0.10%		01/06/12	20,485,000	20,485,000

Northside ISD
Unlimited Tax GO Bonds Series 2003	a,b,c	0.10%		01/06/12	6,325,000	6,325,000

Northwest ISD
Unlimited Tax Refunding Bonds Series 2005	a,b,c	0.09%		01/06/12	14,365,000	14,365,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A4	a,b,c	0.11%		01/06/12	36,215,000	36,215,000

Port Arthur Navigation District Industrial Development Corp
RB (TOTAL Petrochemicals USA) Series 2010A		0.15%		01/06/12	15,882,000	15,882,000

RB (TOTAL Petrochemicals USA) Series 2011		0.15%		01/06/12	8,000,000	8,000,000

Port of Port Arthur Navigation District
RB (TOTAL Petrochemicals USA) Series 2009		0.15%		01/06/12	21,000,000	21,000,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	d	0.24%		07/27/12	2,500,000	2,500,000

RB (Texas Health Resources) Series 2007B	b,c	0.20%		01/06/12	5,625,000	5,625,000

RB (Texas Health Resources) Series 2008A		0.07%		01/06/12	16,500,000	16,500,000

RB (Texas Health Resources) Series 2010	b,c	0.11%		01/06/12	17,555,000	17,555,000

Texas
GO Veterans Bonds Series 2010C	b	0.09%		01/06/12	22,700,000	22,700,000

Texas A&M Univ
Revenue Financing System Bonds Series 2010B	b,c	0.12%		01/06/12	1,500,000	1,500,000

Texas Transportation Commission
GO Mobility Fund Bonds Series 2006B	b	0.09%		01/06/12	1,000,000	1,000,000

Texas Water Development Board
State Revolving Fund Sub Lien RB Series 2007A	b	0.06%		01/03/12	4,730,000	4,730,000

Univ of Houston
Consolidated Refunding RB Series 2008	b,c	0.20%		01/06/12	5,540,000	5,540,000

						300,077,000

Utah 0.8%
Intermountain Power Agency
Power Supply Refunding RB Series 2003A	b,c	0.20%		01/06/12	6,450,000	6,450,000

Utah Cnty
Hospital RB (IHC Health Services) Series 2002B	b	0.07%		01/06/12	10,000,000	10,000,000

Utah Housing Corp
M/F Housing RB (Timbergate Apts) Series 2009A	a	0.15%		01/06/12	6,250,000	6,250,000

Utah Transit Auth
Sales Tax RB Series 2008A	b,c	0.10%		01/06/12	7,230,000	7,230,000

						29,930,000

Vermont 0.2%
Vermont Economic Development Auth
Mortgage RB (Wake Robin Corp) Series 2006B	a	0.26%		01/06/12	8,000,000	8,000,000

Vermont Educational & Health Buildings Financing Agency
RB (Brattleboro Retreat) Series 2011A	a	0.09%		01/06/12	1,000,000	1,000,000

						9,000,000

Virginia 0.8%
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2010A1	d	0.22%		07/27/12	6,000,000	6,000,000

Henrico Economic Development Auth
Residential Care Facility RB (Westminster-Canterbury) Series 2008	a	0.15%		01/06/12	11,310,000	11,310,000

70 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010C	d	0.22%		07/27/12	9,250,000	9,250,000

Virginia College Building Auth
Educational Facilities RB Series 2006A	b,c	0.13%		01/06/12	4,354,000	4,354,000

						30,914,000

Washington 1.3%
Everett Public Facilities District
RB Series 2007	a	0.10%		01/06/12	5,600,000	5,600,000

Seattle
Drainage & Wastewater RB 2008	b,c	0.10%		01/06/12	8,100,000	8,100,000

Washington
Motor Vehicle Fuel Tax GO Bonds Series 2006E	b,c	0.16%		01/06/12	4,000,000	4,000,000

Washington Economic Development Finance Auth
Solid Waste Disposal RB (CleanScapes) Series 2009	a	0.60%		01/06/12	14,560,000	14,560,000

Washington Health Care Facilities Auth
RB (Children’s Hospital & Regional Medical Center) Series 2008A	a	0.11%		01/06/12	4,755,000	4,755,000

RB (Fred Hutchinson Cancer Research Center) Series 2009A	a,b,c	0.11%		01/06/12	14,995,000	14,995,000

						52,010,000

West Virginia 0.5%
Monongalia Cnty Building Commission
Refunding & RB (Monongalia General Hospital) Series 2008A	a	0.12%		01/06/12	20,840,000	20,840,000

Wisconsin 1.5%
Milwaukee Redevelopment Auth
Redevelopment Lease RB (Univ of Wisconsin) Series 2005	a	0.10%		01/06/12	4,000,000	4,000,000

Refunding RB (YMCA of Metropolitan Milwaukee) Series 2010	a	0.11%		01/06/12	19,025,000	19,025,000

Wisconsin
General Fund Annual Appropriation Bonds Series 2009A	b,c	0.12%		01/06/12	12,500,000	12,500,000

GO Bonds Series 2011A	b,c	0.11%		01/06/12	10,000,000	10,000,000

Transportation RB Series 2007A	a,b,c	0.09%		01/06/12	8,080,000	8,080,000

Wisconsin Health & Educational Facilities Auth
RB (St. Norbert College) Series 2008	a	0.12%		01/06/12	5,965,000	5,965,000

						59,570,000

Total Variable-Rate Securities
(Cost $2,919,321,995)						2,919,321,995

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $3,968,503,851.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,502,982,000 or 38.2% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $79,045,000 or 2.0% of net assets.

See financial notes 71

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

72 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$3,968,503,851
Cash		8,473
Receivables:
Investments sold		232,500
Interest		3,747,070
Fund shares sold		283,315
Prepaid expenses	+	43,121

Total assets		3,972,818,330

Liabilities

Payables:
Investments bought		42,014,397
Investment adviser and administrator fees		79,569
Fund shares redeemed		291,846
Accrued expenses	+	36,795

Total liabilities		42,422,607

Net Assets

Total assets		3,972,818,330
Total liabilities	−	42,422,607

Net assets		$3,930,395,723

Net Assets by Source
Capital received from investors		3,930,395,723

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$3,139,495,227		3,139,040,004		$1.00
Value Advantage Shares	$790,900,496		790,784,477		$1.00

See financial notes 73

 Schwab AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$11,607,934

Expenses

Investment adviser and administrator fees		12,755,246
Shareholder service fees:
Sweep Shares		10,415,924
Value Advantage Shares		2,015,830
Portfolio accounting fees		155,583
Registration fees		120,530
Custodian fees		87,475
Shareholder reports		67,382
Trustees’ fees		45,907
Professional fees		43,562
Transfer agent fees		28,163
Interest expense		5,454
Other expenses	+	97,211

Total expenses		25,838,267
Expense reduction by CSIM and/or Schwab	−	14,618,284
Custody credits	−	1,218

Net expenses	−	11,218,765

Net investment income		389,169

Realized Gains (Losses)

Net realized gains on investments		363,086

Increase in net assets resulting from operations		$752,255

74 See financial notes

 Schwab AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$389,169	$425,247
Net realized gains	+	363,086	243,154

Increase in net assets from operations		752,255	668,401

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(297,555)	(283,493)
Value Advantage Shares	+	(91,614)	(141,754)

Total distributions from net investment income		(389,169)	(425,247)

Distributions from net realized gains
Sweep Shares		(125,555)	(205,748)
Value Advantage Shares	+	(31,630)	(74,087)

Total distributions from net realized gains		(157,185)	(279,835)

Total distributions		(546,354)	(705,082)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		11,059,217,028	10,877,699,262
Value Advantage Shares	+	209,169,095	366,098,079

Total shares sold		11,268,386,123	11,243,797,341

Shares Reinvested
Sweep Shares		411,951	476,844
Value Advantage Shares	+	113,819	187,286

Total shares reinvested		525,770	664,130

Shares Redeemed
Sweep Shares		(10,860,092,371)	(10,837,257,859)
Value Advantage Shares	+	(484,244,107)	(1,250,466,403)

Total shares redeemed		(11,344,336,478)	(12,087,724,262)

Net transactions in fund shares		(75,424,585)	(843,262,791)

Net Assets

Beginning of period		4,005,614,407	4,848,913,879
Total decrease	+	(75,218,684)	(843,299,472)

End of period		$3,930,395,723	$4,005,614,407

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 75

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Municipal Money Fund offers four share classes: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

76

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 77

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk

78

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund. For additional information, please refer to the funds’ N-MFP regulatory filings which can be found on the funds’ website at www.schwabfunds.com/prospectus in the “Form N-MFP Link” under “Portfolio Holdings”.

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	83%	78%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	10% (Citibank, NA)	10% (Citibank, NA)

4. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market

 79

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

4. Risk Factors (continued):

securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s

80

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares	0.22%	n/a
Select Shares	0.22%	n/a
Institutional Shares	0.22%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Sweep Shares*	0.62%	0.62%
Value Advantage Shares*	0.45%	0.45%
Select Shares**	0.35%	n/a
Institutional Shares**	0.24%	n/a

*	CSIM and Schwab have agreed to limit this share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	Select Shares and Institutional Shares are only offered by Schwab Municipal Money Fund. CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2013.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Municipal Money Fund’s Select Shares, Value Advantage Shares and Sweep Shares expenses and the Schwab AMT Tax-Free Fund’s Value Advantage Shares and Sweep Shares expenses equal to 0.005% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Municipal Money Fund
Sweep Shares	$8,083,384	$23,843,079	$29,080,911	$61,007,374
Value Advantage Shares	363,533	1,515,232	1,512,755	3,391,520
Select Shares	115	13,581	303,574	317,270
Institutional Shares	—	—	62,390	62,390
Schwab AMT Tax-Free Money Fund
Sweep Shares	$2,367,174	$7,285,013	$9,765,098	$19,417,285
Value Advantage Shares	283,913	1,270,414	1,400,113	2,954,440

 81

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Municipal Money Fund	$1,134,362,000
Schwab AMT Tax-Free Money Fund	440,798,958

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

6. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

7. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

8. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

9. Federal Income Taxes:

As of December 31, 2011, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and no capital losses utilized.

82

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$2,893,955	$389,169
Ordinary income	—	26,321
Long-term capital gains	548,507	130,864

Prior period distributions
Tax-exempt income	$4,912,442	$425,247
Ordinary income	721,184	239,858
Long-term capital gains	883,353	39,977

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Capital shares	$777,117	$205,901
Net realized capital gains and losses	(777,117)	(205,901)

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

 83

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

84

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

 85

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2011.

Percentage

Schwab Municipal Money Fund	100%
Schwab AMT Tax-Free Money Fund	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2011:

Schwab Municipal Money Fund	$1,084,817
Schwab AMT Tax-Free Money Fund	315,461

86

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 87

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

88

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 89

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

90

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

 91

airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

92

PRIVACY NOTICE
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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

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•	APPLICATION AND REGISTRATION INFORMATION.

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•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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•	to help us process transactions for your account;

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26568-09

Annual report dated December 31, 2011, enclosed.

Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

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Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

Annual Report
December 31, 2011

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

4 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 5

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

6 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

State Investment Environment

California’s budget for fiscal 2012 (7/1/11-6/30/12) was signed by Governor Jerry Brown on June 30, 2011, resolving a budget gap originally projected at over $26 billion. To help close the final gap, the State Legislature added $4 billion to the revenue estimate, coupled with up to $2.5 billion of automatic cuts that would be triggered if the state later determined that the revenues were unlikely to be received. In December 2011, the state announced a projected revenue shortfall of $2.2 billion for the year which triggered $980 million of cuts to various programs. In addition, the Governor projected that some of the budgeted spending cuts may not be achieved, including some of the cuts to the state’s Medicaid program. Absent further corrective action, the state expects to end fiscal 2012 with a $4.1 billion deficit, which is equal to about 4.8% of annual spending.

On January 5, 2012, Governor Brown introduced his spending plan for fiscal 2013, which begins on July 1, 2012. The plan identified a projected budget gap of $9.2 billion, marking a significant improvement relative to the $26 billion deficit projected for the last budget. The Governor’s plan closes the gap with $4.7 billion of new revenues, mostly by asking voters to pass temporary increases in personal income tax rates on higher income residents and the state sales tax; $4.2 billion of additional spending cuts; and $1.4 billion of other solutions. The tax initiative would not be considered until the November 2012 election and the budget proposes $5.4 billion of automatic reductions that would be implemented if the measure fails. The state’s school districts would feel the greatest impact of a failed tax initiative, with automatic cuts in state funding of over $4.6 billion. School districts rely on state funds for nearly 60% of their operating revenues.

As in other states, many of the state’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. California’s recent budget cuts have had varying impacts on the credit quality of these issuers. While California school districts and community college districts receive, in aggregate, over 50% of their total funding from the state, their general obligation bonds are secured by dedicated local property tax levies. While many local property tax bases have been stable, the areas that experienced the most development in recent years have reported substantial tax base declines. Most counties have responded to state cuts in health and social service programs by passing the cuts on to their clients. Through the report period, San Diego, Los Angeles, and Santa Clara Counties have maintained their strong financial profiles, making their own budget reductions in response to state cuts and still weak local revenue growth. Fitch downgraded Riverside County’s rating to a still strong AA- in September 2011 on tax base contraction and use of reserves. California’s cities continued to face weakness in sales, business, and property taxes while struggling to maintain public safety programs and keep up with pension commitments. Moody’s downgraded its rating on the City of Los Angeles in July 2011 to a still strong Aa3 to reflect these stresses.

In contrast, California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the East Bay Municipal Utility District, the Bay Area Toll Authority and Kaiser Permanente are generally insulated from the state’s financial difficulties as they pay off their bonds with revenues received from the services they provide to customers.

California’s economy is emerging from a deep and long recession, the sharpest since the Great Depression. The state gained 233,100 jobs from November 2010 to November 2011, a 1.7% increase, which marks a significant improvement relative to the 188,300 jobs lost in 2010. However, California’s unemployment rate was still very high at 11.3% in November 2011, though down from 12.5% in November 2010. That rate placed the state at the second highest level in the country, behind only Nevada, and well above the national average of 8.6%.

State general obligations bond payments have a constitutional priority over most state spending. However, as of December 31, 2011, the Schwab municipal money funds did not hold any unenhanced State of California general obligation or appropriation securities.

Despite its diversified economy and high wealth indicators, California remains a weak investment-grade credit due primarily to its ongoing structural budget problems. The state’s general obligation ratings were A1 from Moody’s Investors Service and A- from Fitch Ratings and Standard & Poor’s Corp. at the end of the reporting period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 7

Schwab California Municipal Money Fund

The Schwab California Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax. To pursue its goal, the fund invests in municipal money market securities from California issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 4), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through mid-April to help cushion the impact of volatile but relatively range-bound yields. Facing seasonal supply and demand issues associated with municipal securities maturing and new notes being issued, the fund’s WAM was allowed to shorten in April and May before being extended again in June and July as municipal notes were purchased at what were considered attractive levels.

As of 12/31/11:
 Portfolio Composition By Maturity1

% of investments

1-15 Days	71.4%
16-30 Days	4.3%
31-60 Days	9.9%
61-90 Days	4.2%
91-120 Days	1.4%
More than 120 Days	8.8%

 Statistics

Weighted Average Maturity[2]	32 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	52%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	36.5%
Variable Rate Demand Obligations	37.5%
Commercial Paper	13.7%
Fixed Rate Notes	7.8%
Other	4.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab California Municipal Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab California Municipal Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.08%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.43% and 0.28% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and California state personal income tax rate of 41.21%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California Municipal Money Fund 9

Schwab California AMT Tax-Free Money Fund

The Schwab California AMT Tax-Free Money Fund (the fund) seeks the highest current income exempt from federal and California personal income tax that is consistent with stability of capital and liquidity. To pursue its goal, the fund invests in municipal money market securities from California issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 4), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through mid-April to help cushion the impact of volatile but relatively range-bound yields. Facing seasonal supply and demand issues associated with municipal securities maturing and new notes being issued, the fund’s WAM was allowed to shorten in March and April before being extended again in June and July as municipal notes were purchased at what were considered attractive levels.

As of 12/31/11:
 Portfolio Composition By Maturity1

% of investments

1-15 Days	77.5%
16-30 Days	1.4%
31-60 Days	3.5%
61-90 Days	1.1%
91-120 Days	1.2%
More than 120 Days	15.3%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	34%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	45.2%
Variable Rate Demand Obligations	29.0%
Commercial Paper	5.8%
Fixed Rate Notes	13.6%
Other	6.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab California AMT Tax-Free Money Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab California AMT Tax-Free Money Fund
Value Advantage
Shares®

Ticker Symbol	SNKXX
Minimum Initial Investment[1]	$25,000[2]

Seven-Day Yield[3]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.20%

Seven-Day Effective Yield[3]	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.27% to the seven-day yield.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and California state personal income tax rate of 41.21%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California AMT Tax-Free Money Fund 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab California Municipal Money Fundtm
Sweep Shares
Actual Return	0.20%	$1,000	$1,000.10	1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	1.02
Value Advantage Shares®
Actual Return	0.20%	$1,000	$1,000.10	1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	1.02

Schwab California AMT Tax-Free Money Fundtm
Actual Return	0.20%	$1,000	$1,000.30	1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	1.02

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

12 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

Schwab California Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.10		1.67	3.02

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.25	[2]	0.33	[2]	0.54	[2,3]	0.60	0.63
Gross operating expenses	0.69		0.69		0.72		0.70	0.69
Net investment income (loss)	0.01		0.01		0.10		1.65	2.98
Net assets, end of period ($ x 1,000,000)	5,641		5,507		5,517		6,019	5,745

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Value Advantage Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.02		0.18		1.83	3.21

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[2]	0.33	[2]	0.47	[2,3]	0.45	0.45
Gross operating expenses	0.56		0.56		0.59		0.56	0.56
Net investment income (loss)	0.01		0.01		0.20		1.83	3.16
Net assets, end of period ($ x 1,000,000)	1,071		1,399		2,213		3,923	5,267

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 13

 Schwab California Municipal Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

29.8%	Fixed-Rate Securities	2,002,906,906	2,002,906,906
69.9%	Variable-Rate Securities	4,692,402,583	4,692,402,583

99.7%	Total Investments	6,695,309,489	6,695,309,489
0.3%	Other Assets and Liabilities, Net		16,806,516

100.0%	Net Assets		6,712,116,005

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 29.8% of net assets

California 29.8%
Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A	a	0.19%		02/16/12	10,000,000	10,000,000

Bay Area Toll Auth
Toll Bridge RB Series 2008F1	b,c	0.28%		04/25/12	9,880,000	9,880,000

Toll Bridge RB Series 2009F1	b,c	0.23%		01/25/12	29,780,000	29,780,000

Toll Bridge Sub RB Series 2010S2	a,b,c	0.23%		01/25/12	23,250,000	23,250,000

California
GO Refunding Bonds	a,b,c	0.26%		02/02/12	13,300,000	13,300,000

California Dept of Water Resources
Power Supply RB Series 2002A		5.25%		05/01/12	855,000	868,822

Power Supply RB Series 2002A	a	5.50%		05/01/12	10,000,000	10,275,275

California Education Notes Program
Note Participation Fiscal 2011-2012 Series B		2.00%		04/30/12	10,000,000	10,054,845

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.26%		04/05/12	2,500,000	2,500,000

RB (Kaiser Permanente) Series 2006E		0.26%		06/18/12	28,500,000	28,500,000

California School Cash Reserve Program Auth
Bonds 2011-2012 Series E		2.00%		06/01/12	22,150,000	22,302,017

Sr Bonds 2011-2012 Series B		2.00%		06/01/12	14,000,000	14,087,843

California State Univ
CP Series A	a	0.17%		03/01/12	5,000,000	5,000,000

California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	a,b,c	0.23%		01/26/12	25,180,000	25,180,000

RB (Kaiser Permanente) Series 2004E		0.28%		04/02/12	23,000,000	23,000,000

RB (Kaiser Permanente) Series 2004I		0.26%		06/26/12	16,700,000	16,700,000

RB (Kaiser Permanente) Series 2004K		0.35%		03/13/12	24,000,000	24,000,000

RB (Kaiser Permanente) Series 2004K		0.26%		04/05/12	12,400,000	12,400,000

RB (Kaiser Permanente) Series 2004K		0.28%		05/03/12	15,300,000	15,300,000

14 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Kaiser Permanente) Series 2006D		0.26%		04/05/12	26,500,000	26,500,000

RB (Kaiser Permanente) Series 2008B		0.18%		02/27/12	46,000,000	46,000,000

RB (Kaiser Permanente) Series 2008B		0.26%		06/11/12	21,000,000	21,000,000

RB (Kaiser Permanente) Series 2008B		0.26%		07/11/12	15,000,000	15,000,000

RB (Kaiser Permanente) Series 2008C		0.38%		01/05/12	18,195,000	18,195,000

RB (Kaiser Permanente) Series 2009B6		0.26%		02/16/12	18,000,000	18,000,000

Carlsbad USD
GO Bonds Series 2009B	b,c	0.23%		01/25/12	10,725,000	10,725,000

Chula Vista
Refunding IDRB (SDG&E) Series 2004E	a,b,c	0.23%		01/25/12	9,995,000	9,995,000

Dublin USD
GO Bonds Series 2004E	a,b,c	0.23%		01/12/12	29,695,000	29,695,000

East Bay Municipal Utility District
Wastewater System Extendible CP		0.20%	02/16/12	08/13/12	13,000,000	13,000,000

Wastewater System Extendible CP		0.20%	02/16/12	08/14/12	2,000,000	2,000,000

Water System Extendible CP		0.21%	02/08/12	07/31/12	5,000,000	5,000,000

Water System Extendible CP		0.20%	02/22/12	08/06/12	15,000,000	15,000,000

Water System Extendible CP		0.20%	02/16/12	08/13/12	12,000,000	12,000,000

Water System Extendible CP		0.20%	02/16/12	08/14/12	8,800,000	8,800,000

Escondido USD
GO Bonds Series 2009B	a,b,c	0.40%		02/23/12	22,405,000	22,405,000

Fresno USD
GO Bonds Series 2010B		2.00%		08/01/12	2,855,000	2,871,832

Golden Gate Bridge, Highway & Transportation District
CP Series A		0.17%		02/06/12	30,500,000	30,500,000

Imperial Irrigation District
Electric & Water Revenue CP Warrants Series A	a	0.20%		02/09/12	5,112,000	5,112,000

Kern Cnty
TRAN 2011-2012		3.00%		06/29/12	40,000,000	40,533,288

Long Beach
Harbor Refunding RB Series 1998A		6.00%		05/15/12	2,000,000	2,041,815

Los Angeles
TRAN 2011		2.50%		02/29/12	21,500,000	21,576,383

TRAN 2011		2.50%		03/30/12	13,500,000	13,572,053

TRAN 2011		2.50%		04/30/12	46,000,000	46,328,617

Los Angeles Cnty
TRAN 2011-2012 Series A		2.50%		02/29/12	20,000,000	20,069,829

TRAN 2011-2012 Series B		2.50%		03/30/12	36,000,000	36,189,380

TRAN 2011-2012 Series C		2.50%		06/29/12	48,630,000	49,139,534

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series A	a	0.14%		01/17/12	22,958,000	22,958,000

Lease Revenue CP Notes Series A	a	0.14%		02/06/12	24,000,000	24,000,000

Lease Revenue CP Notes Series A	a	0.15%		02/07/12	15,450,000	15,450,000

Lease Revenue CP Notes Series C	a	0.16%		01/12/12	12,000,000	12,000,000

Lease Revenue CP Notes Series C	a	0.16%		03/05/12	17,000,000	17,000,000

Los Angeles Dept of Airports
Airport CP Notes Series A&B	a	0.16%		02/16/12	40,000,000	40,000,000

Los Angeles Dept of Water & Power
Power System Revenue CP Notes	b	0.15%		02/07/12	20,000,000	20,000,000

Power System Revenue CP Notes	b	0.15%		03/07/12	75,000,000	75,000,000

Water System RB Series 2006A1&2007A2	a,b,c	0.40%		02/23/12	24,210,000	24,210,000

See financial notes 15

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Harbor Dept
CP Notes Series AB&C	b	0.23%		02/09/12	32,000,000	32,000,000

Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A1	a	0.12%		01/06/12	10,000,000	10,000,000

Lease Revenue CP Series A1	a	0.14%		01/25/12	14,503,000	14,503,000

Lease Revenue CP Series A1	a	0.14%		01/26/12	15,566,000	15,566,000

Special Tax Lease Refunding RB Series 2002G		5.00%		09/01/12	7,480,000	7,700,314

Los Angeles USD
GO Refunding Bonds Series 2007A1	a,b,c	0.26%		03/29/12	24,775,000	24,775,000

TRAN 2011-2012 Series A		2.00%		08/01/12	25,000,000	25,255,220

Marin Cnty
COP Series 2010	b,c	0.43%		01/05/12	11,175,000	11,175,000

Mt. Diablo USD
GO Bonds Series 2010A	a,b,c	0.23%		06/28/12	15,795,000	15,795,000

Oakland
GO Bonds Series 2009B	a,b,c	0.40%		02/23/12	10,085,000	10,085,000

TRAN 2011-2012		2.00%		03/30/12	8,000,000	8,032,843

TRAN 2011-2012		2.00%		06/29/12	14,830,000	14,947,618

Orange Cnty Local Transportation Auth
Sub Sales Tax Revenue CP Notes Series A	a	0.17%		02/08/12	25,000,000	25,000,000

Orange Cnty Sanitation District
Revenue Refunding Certificate Anticipation Notes Series 2011B		2.00%		11/09/12	70,600,000	71,669,170

Oxnard Financing Auth
Water RB Series 2006	a,b,c	0.35%		05/12/12	22,510,000	22,510,000

Placentia-Yorba Linda USD
GO Bonds Series 2008B	a,b,c	0.23%		01/26/12	26,495,000	26,495,000

Port of Oakland
CP Series A&B	a	0.12%		02/07/12	7,133,000	7,133,000

Riverside Cnty
TRAN 2011-2012 Series B		2.00%		06/29/12	33,000,000	33,271,706

Sacramento Cnty
COP Series 2007	a,b,c	0.32%		03/08/12	21,130,000	21,130,000

San Bernardino Cnty Transportation Auth
Limited Sales Tax Revenue Notes Series 2009A		4.00%		05/01/12	5,250,000	5,314,141

Limited Sales Tax Revenue Notes Series 2009A		5.00%		05/01/12	12,005,000	12,180,358

San Diego Cnty Regional Airport Auth
Sub Revenue CP Notes Series A&B	a	0.25%		04/09/12	21,509,000	21,509,000

San Diego Cnty Water Auth
CP Notes Series 4	b	0.16%		02/07/12	30,000,000	30,000,000

CP Notes Series 4	b	0.17%		02/09/12	20,000,000	20,000,000

CP Notes Series 4	b	0.16%		02/21/12	11,800,000	11,800,000

CP Notes Series 5	b	0.15%		02/07/12	8,000,000	8,000,000

CP Notes Series 5	b	0.14%		02/08/12	12,000,000	12,000,000

CP Notes Series 6	b	0.19%		02/06/12	20,000,000	20,000,000

San Diego Community College District
GO Bonds Series 2009	b,c	0.23%		01/25/12	12,450,000	12,450,000

San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A	a,b,c	0.23%		01/25/12	20,105,000	20,105,000

San Francisco
GO Improvement Bonds Series 2009A	b,c	0.23%		01/25/12	38,295,000	38,295,000

San Francisco Airport Commission
Refunding RB Second Series 2009A	a,b,c	0.23%		01/26/12	9,995,000	9,995,000

Refunding RB Second Series 28A		5.00%		05/01/12	1,290,000	1,309,148

16 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Joaquin Cnty Public Facilities Financing Corp
COP Series 2007	a,b,c	0.30%		02/23/12	40,870,000	40,870,000

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP	a	0.17%		02/09/12	73,000,000	73,000,000

San Jose
Airport Sub CP Notes Series A3a&b, B3	a	0.15%		01/18/12	15,769,000	15,769,000

San Mateo Cnty Community College District
GO Bonds Series 2005B	b,c	0.26%		02/02/12	9,865,000	9,865,000

Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities) Series 2007K	a,b,c	0.32%		03/08/12	47,500,000	47,500,000

Sonoma-Marina Area Rail Transit District
Sales Tax RB Series 2011A	a	1.00%		01/10/13	19,000,000	19,037,985

Southern California Public Power Auth
RB (Milford Wind Corridor) 2010-1		2.00%		07/01/12	1,135,000	1,143,835

RB (Windy Point/Windy Flats) Series 2010-1		3.00%		07/01/12	1,610,000	1,631,386

Torrance
TRAN 2011-2012		3.00%		07/12/12	36,000,000	36,507,109

Univ of California
General RB Series 2003A		5.00%		05/15/12	495,000	503,473

General RB Series 2007J	b,c	0.23%		01/12/12	15,635,000	15,635,000

General RB Series 2009-O		5.00%		05/15/12	350,000	356,067

Whittier UHSD
GO Bonds Series 2009A	a,b,c	0.26%		03/29/12	10,845,000	10,845,000

William S. Hart UHSD
GO Bonds Series A	a,b,c	0.25%		05/09/12	21,995,000	21,995,000

Total Fixed-Rate Securities
(Cost $2,002,906,906)						2,002,906,906

Variable-Rate Securities 69.9% of net assets

California 65.1%
ABAG Finance Auth
COP (Episcopal Homes Foundation) Series 2000	a	0.03%		01/06/12	6,400,000	6,400,000

M/F Housing RB (Bachenheimer Building) Series 2002A	a	0.11%		01/06/12	7,620,000	7,620,000

M/F Housing RB (Crossing Apts) Series 2002A	a	0.09%		01/06/12	9,000,000	9,000,000

M/F Housing RB (Darling Florist Building) Series 2002A	a	0.11%		01/06/12	4,710,000	4,710,000

M/F Housing RB (GAIA Building) Series 2000A	a	0.11%		01/06/12	12,165,000	12,165,000

M/F Housing RB (La Terrazza Apts) Series 2002A	a	0.11%		01/06/12	8,295,000	8,295,000

M/F Housing RB (Lakeside Village Apts) Series 2011A	a	0.07%		01/06/12	23,000,000	23,000,000

M/F Housing RB (Mountain View Apts) Series 1997A	a	0.28%		01/06/12	5,205,000	5,205,000

M/F Housing Refunding RB (The Berkeleyan) Series 2003A	a	0.11%		01/06/12	5,790,000	5,790,000

RB (Jewish Home of San Francisco) Series 2005	a	0.02%		01/03/12	500,000	500,000

RB (Pacific Primary) Series 2008	a	0.20%		01/06/12	4,550,000	4,550,000

Refunding RB (Eskaton Properties) Series 2008A	a	0.10%		01/06/12	10,375,000	10,375,000

Refunding RB (Eskaton Properties) Series 2008B	a	0.10%		01/06/12	14,900,000	14,900,000

Alameda Cnty IDA
RB (Aitchison Family) Series 1993A	a	0.12%		01/06/12	1,000,000	1,000,000

RB (California Brazing) Series 2011	a	0.14%		01/06/12	5,000,000	5,000,000

Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c	0.26%		01/06/12	29,389,000	29,389,000

See financial notes 17

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Alameda-Contra Costa School Financing Auth
COP Series N	a	0.10%		01/06/12	7,040,000	7,040,000

Anaheim Housing Auth
M/F Housing RB (Casa Granada Apts) Series 1997A	a	0.11%		01/06/12	3,095,000	3,095,000

M/F Housing RB (Port Trinidad Apts) Series 1997C	a	0.11%		01/06/12	1,740,000	1,740,000

M/F Housing Refunding RB (Sage Park) Series 1998A	a	0.10%		01/06/12	5,500,000	5,500,000

Anaheim Public Financing Auth
Electric System RB Series 2007A	a,b,c	0.11%		01/06/12	15,000,000	15,000,000

Electric System RB Series 2009A	b,c	0.10%		01/06/12	7,500,000	7,500,000

Electric System Second Lien RB Series 2004	a,b,c	0.17%		01/06/12	2,795,000	2,795,000

Bakersfield
Wastewater RB Series 2007A	b,c	0.20%		01/06/12	7,975,000	7,975,000

Bay Area Toll Auth
Toll Bridge RB Series 2006C3	a	0.04%		01/06/12	24,000,000	24,000,000

Toll Bridge RB Series 2006F	b,c	0.10%		01/06/12	19,485,000	19,485,000

Toll Bridge RB Series 2007F	b,c	0.10%		01/06/12	7,245,000	7,245,000

Toll Bridge RB Series 2007F, 2008F1&2009F1	b,c	0.16%		01/06/12	24,316,583	24,316,583

Toll Bridge RB Series 2008D1	a	0.04%		01/06/12	3,200,000	3,200,000

Toll Bridge RB Series 2008F1	b,c	0.10%		01/06/12	5,000,000	5,000,000

Toll Bridge RB Series 2009F1	b,c	0.10%		01/06/12	1,600,000	1,600,000

Toll Bridge RB Series 2009F1	b,c	0.16%		01/06/12	5,000,000	5,000,000

Toll Bridge RB Series 2009F1	b,c	0.20%		01/06/12	7,705,000	7,705,000

California
GO Bonds	a,b,c	0.09%		01/06/12	36,800,000	36,800,000

GO Bonds	a,b,c	0.20%		01/06/12	23,825,000	23,825,000

GO Bonds Series 2003B2	a	0.09%		01/06/12	75,000,000	75,000,000

GO Bonds Series 2003B3	a	0.10%		01/06/12	8,000,000	8,000,000

GO Bonds Series 2003B4	a	0.07%		01/06/12	5,800,000	5,800,000

GO Bonds Series 2003C2	a	0.07%		01/06/12	16,850,000	16,850,000

GO Bonds Series 2004A1	a	0.05%		01/03/12	4,700,000	4,700,000

GO Bonds Series 2004A4	a	0.05%		01/03/12	35,450,000	35,450,000

GO Bonds Series 2004A5	a	0.05%		01/03/12	13,000,000	13,000,000

GO Bonds Series 2005B3	a	0.08%		01/06/12	10,000,000	10,000,000

GO Bonds Series 2005B5	a	0.06%		01/06/12	51,160,000	51,160,000

GO Bonds Series CB	b,c	0.15%		01/06/12	8,790,000	8,790,000

California Economic Development Financing Auth
Airport Facilities RB (Mercury Air Group) Series 1998	a	0.28%		01/06/12	7,000,000	7,000,000

IDRB (Calco) Series 1997	a	0.19%		01/06/12	960,000	960,000

California Educational Facilities Auth
RB (California Institute of Technology) Series 2009	b,c	0.10%		01/06/12	9,900,000	9,900,000

RB (Charles Drew Univ of Medicine & Science) Series 2007	a	0.48%		01/06/12	17,960,000	17,960,000

RB (Univ of San Diego) Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A	a,b,c	0.26%		01/06/12	8,107,000	8,107,000

RB (Univ of San Francisco) Series 2003	a	0.11%		01/06/12	18,600,000	18,600,000

RB (Univ of Southern California) Series 2007A	b,c	0.10%		01/06/12	4,735,000	4,735,000

RB (Univ of Southern California) Series 2009A	b,c	0.10%		01/06/12	4,555,000	4,555,000

California Enterprise Development Finance Auth
RB (Sconza Candy) Series 2008A	a	0.14%		01/06/12	10,000,000	10,000,000

California Health Facilities Financing Auth
Health Facility RB (Catholic Healthcare West) Series 2011B	a	0.06%		01/06/12	6,725,000	6,725,000

18 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Health Facility RB (Catholic Healthcare West) Series 2011C	a	0.05%		01/06/12	16,300,000	16,300,000

RB (Kaiser Permanente) Series 2011A,B,C&D	a,b,c	0.14%		01/03/12	35,000,000	35,000,000

RB (Northern California Presbyterian Homes & Services) Series 2004	a	0.07%		01/06/12	4,885,000	4,885,000

RB (Providence Health & Services) Series 2008C	b,c	0.10%		01/06/12	5,020,000	5,020,000

RB (Providence Health & Services) Series 2009B	b,c	0.10%		01/06/12	5,150,000	5,150,000

RB (Providence Health & Services) Series 2009B	b,c	0.16%		01/06/12	35,025,000	35,025,000

RB (Scripps Health) Series 2010C	a	0.02%		01/06/12	8,200,000	8,200,000

RB (St. Joseph Health) Series 2009A	b,c	0.16%		01/06/12	11,565,000	11,565,000

RB (St. Joseph Health) Series 2011B	a	0.05%		01/03/12	8,700,000	8,700,000

RB (Sutter Health) Series 1999A	b,c	0.10%		01/06/12	13,450,000	13,450,000

RB (Sutter Health) Series 2007A	b,c	0.10%		01/06/12	9,695,000	9,695,000

RB (Sutter Health) Series 2007A	b,c	0.17%		01/06/12	4,500,000	4,500,000

RB (Sutter Health) Series 2011B	b,c	0.10%		01/06/12	1,680,000	1,680,000

California HFA
Home Mortgage RB Series 2002J	a	0.10%		01/06/12	13,280,000	13,280,000

Home Mortgage RB Series 2003K	a	0.07%		01/06/12	2,050,000	2,050,000

Home Mortgage RB Series 2004E	a	0.07%		01/06/12	1,500,000	1,500,000

Home Mortgage RB Series 2005B	a	0.07%		01/06/12	17,060,000	17,060,000

Home Mortgage RB Series 2006F	a	0.07%		01/06/12	22,010,000	22,010,000

Home Mortgage RB Series 2007H	a	0.07%		01/06/12	71,300,000	71,300,000

Home Mortgage RB Series 2007K	a	0.07%		01/06/12	9,085,000	9,085,000

Home Mortgage RB Series 2008C	a	0.07%		01/06/12	7,750,000	7,750,000

Home Mortgage RB Series 2008D	a	0.07%		01/06/12	17,785,000	17,785,000

Home Mortgage RB Series 2008F	a	0.07%		01/06/12	3,100,000	3,100,000

California Infrastructure & Economic Development Bank
IDRB (Alegacy Foodservice Products Group & Eagleware Manufacturing) Series 2005	a	0.10%		01/06/12	5,110,000	5,110,000

IDRB (American-De Rosa Lamp Arts) Series 1999	a	0.14%		01/06/12	4,950,000	4,950,000

RB (J. Paul Getty Trust) Series 2004A		0.04%		01/03/12	3,100,000	3,100,000

RB (PG&E) Series 2009D	a	0.02%		01/03/12	1,500,000	1,500,000

RB (Sanford Consortium) Series 2010A	b,c	0.10%		01/06/12	14,245,000	14,245,000

RB (St. Margaret’s Episcopal School) Series 2008	a	0.40%		01/29/12	11,955,000	11,955,000

California Municipal Finance Auth
Recovery Zone Facility RB (Chevron) Series 2010A		0.03%		01/03/12	305,000	305,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (Exxon) Series 1989		0.01%		01/03/12	200,000	200,000

Pollution Control Refunding RB (PG&E) Series 1996E	a	0.04%		01/03/12	500,000	500,000

Pollution Control Refunding RB (PG&E) Series 1997B	a	0.07%		01/03/12	26,000,000	26,000,000

Solid Waste Disposal RB (Ag Resources III) Series 2004	a	0.17%		01/06/12	5,570,000	5,570,000

Solid Waste Disposal RB (Agrifab) Series 2003	a	0.14%		01/06/12	5,800,000	5,800,000

Solid Waste Disposal RB (Alameda Cnty Industries) Series 2000A	a	0.64%		01/06/12	3,330,000	3,330,000

Solid Waste Disposal RB (Athens Disposal) Series 1995A	a	0.14%		01/06/12	3,500,000	3,500,000

Solid Waste Disposal RB (Athens Disposal) Series 1999A	a	0.14%		01/06/12	3,685,000	3,685,000

Solid Waste Disposal RB (Athens Services) Series 2001A	a	0.14%		01/06/12	2,895,000	2,895,000

Solid Waste Disposal RB (Atlas Disposal) Series 1999A	a	0.14%		01/06/12	4,369,000	4,369,000

Solid Waste Disposal RB (AVI-PGS) Series 2008A	a	0.14%		01/06/12	4,250,000	4,250,000

Solid Waste Disposal RB (Bay Counties Waste Services) Series 2011A	a	0.17%		01/06/12	6,700,000	6,700,000

See financial notes 19

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Burrtec Waste & Recycling Services) Series 2006A	a	0.18%		01/06/12	14,365,000	14,365,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2004	a	0.14%		01/06/12	1,920,000	1,920,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2006A	a	0.14%		01/06/12	13,445,000	13,445,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2008A	a	0.14%		01/06/12	8,380,000	8,380,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 1997B	a	0.14%		01/06/12	1,000,000	1,000,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2000A	a	0.14%		01/06/12	4,705,000	4,705,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2002A	a	0.14%		01/06/12	6,260,000	6,260,000

Solid Waste Disposal RB (California Waste Solutions) Series 2002A	a	0.14%		01/06/12	5,470,000	5,470,000

Solid Waste Disposal RB (California Waste Solutions) Series 2004A	a	0.14%		01/06/12	1,260,000	1,260,000

Solid Waste Disposal RB (California Waste Solutions) Series 2007A	a	0.14%		01/06/12	20,935,000	20,935,000

Solid Waste Disposal RB (Cedar Avenue Recycling & Transfer Station) Series 2003A	a	0.14%		01/06/12	1,600,000	1,600,000

Solid Waste Disposal RB (CR&R) Series 2006A	a	0.14%		01/06/12	19,600,000	19,600,000

Solid Waste Disposal RB (CR&R) Series 2007A	a	0.14%		01/06/12	34,615,000	34,615,000

Solid Waste Disposal RB (Crown Disposal) Series 2010A	a	0.13%		01/06/12	2,825,000	2,825,000

Solid Waste Disposal RB (Desert Properties) Series 2006B	a	0.17%		01/06/12	2,245,000	2,245,000

Solid Waste Disposal RB (Escondido Disposal/Jemco Equipment) Series 1998A	a	0.18%		01/06/12	6,125,000	6,125,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2006A	a	0.18%		01/06/12	7,170,000	7,170,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2008A	a	0.18%		01/06/12	13,715,000	13,715,000

Solid Waste Disposal RB (Garden City Sanitation) Series 2009A	a	0.13%		01/06/12	8,450,000	8,450,000

Solid Waste Disposal RB (Garden City Sanitation) Series 2009B	a	0.13%		01/06/12	4,655,000	4,655,000

Solid Waste Disposal RB (GreenTeam of San Jose) Series 1997A	a	0.18%		01/06/12	160,000	160,000

Solid Waste Disposal RB (GreenTeam of San Jose) Series 2001A	a	0.18%		01/06/12	2,580,000	2,580,000

Solid Waste Disposal RB (GreenWaste of Tehama) Series 1999A	a	0.18%		01/06/12	370,000	370,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a	0.17%		01/06/12	2,475,000	2,475,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a	0.17%		01/06/12	8,810,000	8,810,000

Solid Waste Disposal RB (Madera Disposal Systems) Series 1998A	a	0.18%		01/06/12	1,800,000	1,800,000

Solid Waste Disposal RB (Marin Sanitary Service) Series 2006A	a	0.17%		01/06/12	2,615,000	2,615,000

Solid Waste Disposal RB (Mid-Valley Disposal) Series 2006A	a	0.17%		01/06/12	2,765,000	2,765,000

Solid Waste Disposal RB (Mill Valley Refuse Service) Series 2003A	a	0.14%		01/06/12	1,125,000	1,125,000

Solid Waste Disposal RB (Mission Trail Waste Systems) Series 2010A	a	0.13%		01/06/12	2,875,000	2,875,000

Solid Waste Disposal RB (Mottra Corp) Series 2002A	a	0.17%		01/06/12	640,000	640,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a	0.17%		01/06/12	2,655,000	2,655,000

Solid Waste Disposal RB (Northern Recycling & Waste Services) Series 2007A	a	0.17%		01/06/12	2,540,000	2,540,000

Solid Waste Disposal RB (Orange Ave Disposal) Series 2002A	a	0.14%		01/06/12	4,785,000	4,785,000

Solid Waste Disposal RB (Placer Cnty Eastern Regional Sanitary Landfill) Series 2003A	a	0.14%		01/06/12	2,700,000	2,700,000

Solid Waste Disposal RB (Rainbow Disposal) Series 2006A	a	0.17%		01/06/12	8,910,000	8,910,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2001A	a	0.14%		01/06/12	2,910,000	2,910,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a	0.17%		01/06/12	18,010,000	18,010,000

Solid Waste Disposal RB (Recycling Industries) Series 2011	a	0.17%		01/06/12	2,420,000	2,420,000

Solid Waste Disposal RB (Sanco Services) Series 2002A	a	0.18%		01/06/12	4,315,000	4,315,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a	0.17%		01/06/12	950,000	950,000

20 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Solag Disposal) Series 1997A	a	0.14%		01/06/12	1,135,000	1,135,000

Solid Waste Disposal RB (South Bay Recycling) Series 2010B	a	0.13%		01/06/12	3,140,000	3,140,000

Solid Waste Disposal RB (South Tahoe Refuse) Series 2008A	a	0.17%		01/06/12	4,610,000	4,610,000

Solid Waste Disposal RB (Talco Plastics) Series 1997A	a	0.12%		01/06/12	2,350,000	2,350,000

Solid Waste Disposal RB (Upper Valley Disposal Service) Series 2008A	a	0.17%		01/06/12	1,585,000	1,585,000

Solid Waste Disposal RB (Valley Vista Services) Series 2003A	a	0.17%		01/06/12	1,100,000	1,100,000

Solid Waste Disposal RB (Valley Vista Services) Series 2007A	a	0.17%		01/06/12	2,605,000	2,605,000

Solid Waste Disposal RB (Vanderham Family Trust - J&D Wilson & Sons Dairy) Series 2004	a	0.15%		01/06/12	2,500,000	2,500,000

Solid Waste Disposal RB (West Valley MRF) Series 1997A	a	0.17%		01/06/12	415,000	415,000

Solid Waste Disposal RB (Zanker Road Landfill) Series 1999C	a	0.17%		01/06/12	1,875,000	1,875,000

Solid Waste Disposal RB (Zanker Road Management) Series 2011A	a	0.17%		01/06/12	2,500,000	2,500,000

Solid Waste Disposal RB (Zerep Management Corp) Series 2011A	a	0.17%		01/06/12	2,810,000	2,810,000

Solid Waste Disposal Refunding RB (MarBorg Industries) Series 2009A	a	0.13%		01/06/12	3,335,000	3,335,000

California Public Works Board
Lease RB (Univ of California) Series 2005D	b,c	0.16%		01/06/12	11,660,000	11,660,000

Lease RB (Univ of California) Series 2009E	b,c	0.10%		01/06/12	4,495,000	4,495,000

Lease Refunding RB (Univ of California) Series 2007A	b,c	0.09%		01/06/12	8,780,000	8,780,000

Lease Refunding RB (Univ of California) Series 2007A	b,c	0.10%		01/06/12	32,870,000	32,870,000

Lease Refunding RB (Univ of California) Series 2007C	b,c	0.09%		01/06/12	11,115,000	11,115,000

California State Univ
Systemwide RB Series 2007A	a,b,c	0.10%		01/06/12	9,210,000	9,210,000

California Statewide Communities Development Auth
IDRB (RL Group) Series 1998C	a	0.14%		01/06/12	1,260,000	1,260,000

M/F Housing RB (Campus Pointe Apts) Series 2008J	a	0.11%		01/06/12	12,100,000	12,100,000

M/F Housing RB (Charter Court Apts) Series 2008L	a	0.09%		01/06/12	10,125,000	10,125,000

M/F Housing RB (Creekside at Meadow Park Apts) Series 2002HH	a	0.12%		01/06/12	9,095,000	9,095,000

M/F Housing RB (Cypress Villa Apts) Series 2000F	a	0.15%		01/06/12	4,725,000	4,725,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2003OO	a	0.11%		01/06/12	15,090,000	15,090,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2006G	a	0.13%		01/06/12	5,010,000	5,010,000

M/F Housing RB (Emerald Gardens Apts) Series 2000E	a	0.12%		01/06/12	7,320,000	7,320,000

M/F Housing RB (Fairway Family Apts) Series 2003PP	a	0.11%		01/06/12	3,000,000	3,000,000

M/F Housing RB (Fairway Family Apts) Series 2006H	a	0.11%		01/06/12	7,000,000	7,000,000

M/F Housing RB (Heritage Oaks Apts) Series 2004YY	a	0.12%		01/06/12	6,900,000	6,900,000

M/F Housing RB (Las Flores Village Apts) Series 2004JJ	a	0.18%		01/06/12	13,500,000	13,500,000

M/F Housing RB (Laurel Park Sr Apts) Series 2002H	a	0.15%		01/06/12	5,500,000	5,500,000

M/F Housing RB (Martin Luther Tower) Series 2005D	a	0.12%		01/06/12	7,750,000	7,750,000

M/F Housing RB (Oak Center Towers) Series 2005L	a	0.11%		01/06/12	3,620,000	3,620,000

M/F Housing RB (Oakmont of Concord) Series 2002Q	a	0.12%		01/06/12	10,000,000	10,000,000

M/F Housing RB (Plaza Club Apts) Series 1997A	a	0.09%		01/06/12	14,790,000	14,790,000

M/F Housing RB (Rancho Santa Fe Village Apts) Series 2004EE	a	0.18%		01/06/12	12,300,000	12,300,000

M/F Housing RB (Sagewood At Stonebridge Estates) Series 2005CC	a	0.11%		01/06/12	9,100,000	9,100,000

M/F Housing RB (Sharps & Flats Apts) Series 2002X	a	0.12%		01/06/12	13,900,000	13,900,000

M/F Housing Refunding RB (Arbor Ridge Apts) Series 2008B	a	0.09%		01/06/12	16,405,000	16,405,000

M/F Housing Refunding RB (Brandon Place Apts) Series 2006D	a	0.11%		01/06/12	6,070,000	6,070,000

See financial notes 21

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing Refunding RB (Irvine Apt Communities) Series 2008C2&C3	a,b,c	0.18%		01/06/12	40,000,000	40,000,000

RB (Elder Care Alliance) Series 2000	a	0.26%		01/06/12	12,560,000	12,560,000

RB (Kaiser Permanente) Series 2006B	a,b,c	0.11%		01/06/12	4,950,000	4,950,000

RB (Rady Children’s Hospital) Series 2008B	a	0.02%		01/03/12	4,900,000	4,900,000

RB (Sutter Health) Series 2002B	b,c	0.10%		01/06/12	2,200,000	2,200,000

RB (Univ of San Diego) Series 2005	a	0.07%		01/06/12	16,415,000	16,415,000

Refunding RB (Retirement Housing Foundation) Series 2008	a	0.04%		01/06/12	10,000,000	10,000,000

Chula Vista
Refunding RB (SDG&E) Series 2006A		0.08%		01/06/12	40,200,000	40,200,000

Coast Community College District
GO Bonds Series 2006B	b,c	0.09%		01/06/12	19,450,000	19,450,000

GO Bonds Series 2006B	b,c	0.10%		01/06/12	12,095,000	12,095,000

GO Bonds Series 2006B	b,c	0.26%		01/06/12	13,880,000	13,880,000

GO Bonds Series 2006C	b,c	0.09%		01/06/12	17,675,000	17,675,000

Contra Costa Cnty
M/F Housing RB (Creekview Apts) Series 2003B	a	0.09%		01/06/12	11,700,000	11,700,000

M/F Mortgage RB (El Cerrito Royale) Series 1987A	a	0.18%		01/06/12	2,480,000	2,480,000

Contra Costa Water District
Water Refunding RB Series N	b,c	0.16%		01/06/12	15,350,000	15,350,000

Dry Creek/Grant Jt Union SDs
GO Bonds Series 2008	a,b,c	0.28%		01/06/12	6,965,000	6,965,000

East Bay Municipal Utility District
Wastewater System Refunding RB Series 2011A		0.12%	01/06/12	02/01/12	19,495,000	19,495,000

Water System Refunding RB Series 2008B3	b	0.06%		01/06/12	35,000,000	35,000,000

Water System Refunding RB Series 2009A1		0.10%	01/06/12	12/03/12	53,000,000	53,000,000

Water System Sub Refunding RB Series 2009A2		0.13%	01/06/12	03/01/12	50,190,000	50,190,000

Water System Sub Refunding RB Series 2010A	b,c	0.10%		01/06/12	9,760,000	9,760,000

Eastern Municipal Water District
Revenue COP Series 2008G	b	0.07%		01/06/12	33,400,000	33,400,000

Water & Sewer Revenue COP Series 2008H	b,c	0.10%		01/06/12	11,370,000	11,370,000

El Cajon
M/F Housing RB (Park-Mollison & Madison Apts) Series 1998	a	0.09%		01/06/12	4,400,000	4,400,000

El Camino Community College District
GO Bonds Series 2006B	b,c	0.16%		01/06/12	9,485,000	9,485,000

Elsinore Valley Municipal Water District
Refunding COP Series 2011A	a	0.10%		01/06/12	5,250,000	5,250,000

Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts) Series 2002A	a	0.09%		01/06/12	57,715,000	57,715,000

Escondido
M/F Housing RB (Via Roble Apts) Series 2003A	a	0.11%		01/06/12	6,900,000	6,900,000

Fontana USD
GO Bonds Series B	a,b,c	0.20%		01/06/12	3,330,000	3,330,000

Foothill-DeAnza Community College District
GO Bonds Series A	b,c	0.26%		01/06/12	8,725,000	8,725,000

GO Bonds Series B	b,c	0.26%		01/06/12	13,675,000	13,675,000

GO Bonds Series C	b,c	0.09%		01/06/12	23,180,000	23,180,000

GO Bonds Series C	b,c	0.10%		01/06/12	7,625,000	7,625,000

GO Bonds Series C	b,c	0.17%		01/06/12	2,500,000	2,500,000

Fremont USD
GO Bonds Series B	b,c	0.20%		01/06/12	5,000,000	5,000,000

22 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Fresno
Sewer System RB Series 2008A	b,c	0.11%		01/06/12	10,000,000	10,000,000

Fresno IDA
IDRB (Keiser Corp) Series 1997	a	0.14%		01/06/12	750,000	750,000

Fresno USD
GO Bonds Series 2001G & Series 2010B	a,b,c	0.11%		01/06/12	8,030,000	8,030,000

Grossmont UHSD
GO Bonds Series 2008	b,c	0.10%		01/06/12	3,275,000	3,275,000

GO Bonds Series 2009A	b,c	0.10%		01/06/12	7,525,000	7,525,000

GO Bonds Series 2010B	b,c	0.10%		01/06/12	4,000,000	4,000,000

GO Bonds Series 2010B	b,c	0.17%		01/06/12	6,300,000	6,300,000

Hayward
M/F Housing RB (Timbers Apts) Series 1998A	a	0.09%		01/06/12	9,500,000	9,500,000

Huntington Beach
M/F Housing RB (Five Points Seniors) Series 1991A	a	0.09%		01/06/12	9,500,000	9,500,000

Imperial Irrigation District
Electric System Refunding RB Series 2011B	a,b,c	0.10%		01/06/12	11,725,000	11,725,000

Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series A	a	0.09%		01/03/12	6,300,000	6,300,000

Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series B	a	0.09%		01/03/12	1,304,000	1,304,000

Irvine Ranch Water District
Refunding Bonds Series 2011A1		0.14%	01/06/12	04/02/12	13,645,000	13,645,000

Refunding Bonds Series 2011A2		0.14%	01/06/12	04/02/12	12,700,000	12,700,000

Long Beach Community College District
GO Bonds Series 2007D	a,b,c	0.10%		01/06/12	13,990,000	13,990,000

Los Angeles
COP (Windward School) Series 2007A	a	0.09%		01/06/12	19,750,000	19,750,000

Wastewater System Refunding RB Series 2003A	b,c	0.10%		01/06/12	34,620,000	34,620,000

Wastewater System Refunding RB Series 2005A	b,c	0.10%		01/06/12	5,715,000	5,715,000

Wastewater System Sub Refunding RB Series 2008C	a	0.08%		01/06/12	11,760,000	11,760,000

Los Angeles Cnty Housing Auth
M/F Housing RB (Castaic Sr Apts) Series 2003C	a	0.10%		01/06/12	9,300,000	9,300,000

M/F Housing Refunding RB (Diamond Park Apts) Series 2010B	a	0.11%		01/06/12	14,200,000	14,200,000

M/F Housing Refunding RB (Malibu Meadows) Series 1998B	a	0.09%		01/06/12	14,550,000	14,550,000

M/F Housing Refunding RB (Sand Canyon Villas) Series 2010C	a	0.11%		01/06/12	17,000,000	17,000,000

Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2005A	b,c	0.10%		01/06/12	7,910,000	7,910,000

First Tier Sr Sales Tax Refunding RB Series 2008A3&A4	a,b,c	0.14%	01/06/12	04/02/12	18,000,000	18,000,000

Second Sr Sales Tax RB Series 2004A	b,c	0.07%		01/03/12	14,985,000	14,985,000

Second Sr Sales Tax Refunding RB Series 2009C1	a	0.03%		01/06/12	7,070,000	7,070,000

Los Angeles Community College District
GO Bonds Series 2006E	b,c	0.10%		01/06/12	4,785,000	4,785,000

GO Bonds Series 2007A	b,c	0.10%		01/06/12	33,060,000	33,060,000

GO Bonds Series 2007A	b,c	0.17%		01/06/12	5,225,000	5,225,000

GO Bonds Series 2008F1	b,c	0.10%		01/06/12	4,665,000	4,665,000

GO Bonds Series 2009A	b,c	0.10%		01/06/12	7,040,000	7,040,000

GO Refunding Bonds Series 2005A	b,c	0.16%		01/06/12	9,575,000	9,575,000

Los Angeles Community Redevelopment Agency
M/F Housing RB (Security Building) Series 2001A	a	0.09%		01/06/12	3,955,000	3,955,000

See financial notes 23

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Dept of Airports
Airport Sr RB Series 2008A	b,c	0.16%		01/06/12	19,295,000	19,295,000

Airport Sr RB Series 2008A	b,c	0.20%		01/06/12	13,475,000	13,475,000

Airport Sr RB Series 2008A	b,c	0.26%		01/06/12	17,870,000	17,870,000

Airport Sr RB Series 2010A	b,c	0.16%		01/06/12	35,730,000	35,730,000

Airport Sr RB Series 2010A&D	b,c	0.09%		01/06/12	32,625,000	32,625,000

Airport Sr RB Series 2010D	b,c	0.10%		01/06/12	4,665,000	4,665,000

Airport Sub RB Series 2010B	b,c	0.10%		01/06/12	3,830,000	3,830,000

Los Angeles Dept of Water & Power
Power System RB Series 2002A1	b	0.06%		01/06/12	1,500,000	1,500,000

Power System RB Series 2005A1	b,c	0.10%		01/06/12	12,875,000	12,875,000

Power System RB Series 2005A2&2007A2	b,c	0.16%		01/06/12	2,630,000	2,630,000

Power System RB Series 2007A1	b,c	0.10%		01/06/12	10,255,000	10,255,000

Power System RB Series 2007A2	b,c	0.20%		01/06/12	3,690,000	3,690,000

Water System RB Series 2003A	b,c	0.10%		01/06/12	7,000,000	7,000,000

Water System RB Series 2006A2	b,c	0.07%		01/03/12	24,270,000	24,270,000

Water System RB Series 2006A2	b,c	0.16%		01/06/12	5,450,000	5,450,000

Los Angeles Harbor Dept
RB Series 2006D	b,c	0.26%		01/06/12	7,390,000	7,390,000

Refunding RB Series 2006B	b,c	0.15%		01/06/12	16,120,000	16,120,000

Los Angeles IDA
IDRB (KH Enterprises) Series 2008	a	0.24%		01/06/12	1,665,000	1,665,000

RB (AAA Packing & Shipping) Series 2000	a	0.13%		01/06/12	3,000,000	3,000,000

RB (Green Farms) Series 2003	a	0.15%		01/06/12	2,370,000	2,370,000

Los Angeles USD
GO Bonds Series 2005E	b,c	0.10%		01/06/12	6,735,000	6,735,000

GO Bonds Series 2007B & Refunding Series 2007B	b,c	0.13%		01/06/12	7,290,000	7,290,000

GO Bonds Series 2007C	b,c	0.17%		01/06/12	8,250,000	8,250,000

GO Bonds Series 2007H	b,c	0.10%		01/06/12	9,995,000	9,995,000

GO Bonds Series 2009D&2009F	b,c	0.10%		01/06/12	6,230,000	6,230,000

GO Bonds Series 2009D&2009I	b,c	0.10%		01/06/12	13,005,000	13,005,000

GO Bonds Series 2009F	b,c	0.17%		01/06/12	6,265,000	6,265,000

GO Bonds Series 2009I	b,c	0.10%		01/06/12	3,500,000	3,500,000

GO Refunding Bonds Series 2007A2	b,c	0.10%		01/06/12	3,000,000	3,000,000

Newport-Mesa USD
GO Bonds Series 2011	b,c	0.10%		01/06/12	5,915,000	5,915,000

Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum) Series 2000C1	a	0.08%		01/06/12	1,545,000	1,545,000

Oceanside
M/F Mortgage RB (Riverview Springs Apts) Series 1990A	a	0.09%		01/06/12	12,170,000	12,170,000

Ohlone Community College District
GO Bonds Series 2002B	b,c	0.10%		01/06/12	12,255,000	12,255,000

GO Bonds Series 2010A	b,c	0.11%		01/06/12	12,315,000	12,315,000

Orange Cnty
Airport RB Series 2009B	b,c	0.17%		01/06/12	6,520,000	6,520,000

COP (Florence Crittenton Services) Series 1990	a	0.10%		01/06/12	4,300,000	4,300,000

Orange Cnty Housing Auth
RB (Lantern Pines) Series 1985CC	a	0.09%		01/06/12	1,400,000	1,400,000

Refunding RB (Villa La Paz) Series 1998F	a	0.08%		01/06/12	9,900,000	9,900,000

24 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Orange Cnty Sanitation District
COP Series 2003	b,c	0.17%		01/06/12	5,250,000	5,250,000

COP Series 2007B	b,c	0.10%		01/06/12	9,225,000	9,225,000

Oxnard Financing Auth
Lease RB Series 2003B	a	0.12%		01/06/12	5,945,000	5,945,000

Lease RB Series 2006	a	0.12%		01/06/12	11,000,000	11,000,000

Wastewater RB Series 2004B	a	0.12%		01/06/12	10,715,000	10,715,000

Palm Springs USD
GO Bonds Series A	a,b,c	0.10%		01/06/12	10,410,000	10,410,000

Palomar Community College District
GO Bonds Series 2006B	a,b,c	0.10%		01/06/12	10,675,000	10,675,000

Palomar Pomerado Health
GO Bonds Series 2007A	a,b,c	0.26%		01/06/12	22,970,000	22,970,000

Peralta Community College District
GO Bonds Series 2009C	a,b,c	0.10%		01/06/12	6,150,000	6,150,000

Petaluma
M/F Housing RB (Oakmont) Series 1996A	a	0.18%		01/06/12	2,850,000	2,850,000

Pinole Redevelopment Agency
M/F Housing RB (East Bluff Apts) Series 1998A	a	0.28%		01/06/12	4,959,000	4,959,000

Pittsburg Public Financing Auth
Water Refunding RB Series 2008	a	0.60%		01/06/12	6,265,000	6,265,000

Pittsburg RDA
Sub Tax Allocation Bonds (Los Medanos) Series 2004A	a	0.07%		01/03/12	2,915,000	2,915,000

Pleasanton
M/F Housing RB (Busch Sr Housing) Series 2003A	a	0.10%		01/06/12	2,000,000	2,000,000

Pomona PFA
Water Facilities RB Series 2007AY	a,b,c	0.13%		01/06/12	8,955,000	8,955,000

Redondo Beach Redevelopment Agency
M/F Housing Refunding RB (Heritage Pointe Apts) Series 2004A	a	0.09%		01/06/12	10,890,000	10,890,000

Riverside Cnty Housing Auth
M/F Housing RB (Victoria Springs Apts) Series 1989C	a	0.09%		01/06/12	9,000,000	9,000,000

Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2009B	b	0.08%		01/06/12	8,340,000	8,340,000

Limited Sales Tax RB Series 2009C	b	0.12%		01/06/12	14,125,000	14,125,000

Riverside Community College District
GO Bonds Series 2007C	b,c	0.23%		01/06/12	5,940,000	5,940,000

Sacramento Cnty
M/F Housing RB (Ashford Heights Apts) Series 2006H	a	0.12%		01/06/12	7,255,000	7,255,000

Special Facilities Airport RB (Cessna Aircraft) Series 1998	a	0.15%		01/06/12	8,800,000	8,800,000

Sacramento Cnty Housing Auth
M/F Housing RB (Carlton Plaza Sr Apts) Series 2003E	a	0.09%		01/06/12	6,000,000	6,000,000

M/F Housing RB (Hastings Park Apts) Series 2004G	a	0.10%		01/06/12	5,300,000	5,300,000

M/F Housing Refunding RB (Chesapeake Commons Apts) Series 2001C	a	0.09%		01/06/12	8,000,000	8,000,000

Sacramento Cnty Sanitation District Financing Auth
RB Series 2006	b,c	0.10%		01/06/12	4,750,000	4,750,000

Sacramento Housing Auth
M/F Housing RB (Atrium Court Apts) 2002G	a	0.11%		01/06/12	17,200,000	17,200,000

M/F Housing RB (Hurley Creek Sr Apts) Series 2006E	a	0.10%		01/06/12	10,265,000	10,265,000

M/F Housing RB (St. Anton Building Apts) Series 2003I	a	0.10%		01/06/12	8,000,000	8,000,000

M/F Housing RB (Valencia Point Apts) Series 2006I	a	0.10%		01/06/12	5,150,000	5,150,000

Sacramento Suburban Water District
Refunding Revenue COP Series 2009A	a	0.07%		01/06/12	5,000,000	5,000,000

See financial notes 25

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sacramento Transportation Auth
Limited Sales Tax RB Series 2009A	b	0.04%		01/06/12	56,000,000	56,000,000

Limited Sales Tax RB Series 2009C	b	0.05%		01/06/12	32,700,000	32,700,000

San Bernardino Cnty
M/F Housing Refunding RB (Rialto Heritage Park Apts) Series 1993A	a	0.10%		01/06/12	4,330,000	4,330,000

San Bernardino Community College District
GO Bonds Series C	b,c	0.10%		01/06/12	13,660,000	13,660,000

San Diego Cnty
COP (San Diego Jewish Academy) Series 2003	a	0.12%		01/06/12	8,580,000	8,580,000

San Diego Cnty Regional Transportation Commission
Limited Sales Tax RB Series 2008B	b	0.09%		01/06/12	4,595,000	4,595,000

Limited Sales Tax RB Series 2008D	b	0.08%		01/06/12	84,950,000	84,950,000

San Diego Cnty Water Auth
Water Revenue COP Series 2004A	b,c	0.10%		01/06/12	8,710,000	8,710,000

Water Revenue COP Series 2008A	b,c	0.10%		01/06/12	38,880,000	38,880,000

San Diego Community College District
GO Bonds Series 2005	b,c	0.10%		01/06/12	3,330,000	3,330,000

GO Bonds Series 2005	b,c	0.17%		01/06/12	3,100,000	3,100,000

GO Bonds Series 2007	b,c	0.10%		01/06/12	4,000,000	4,000,000

GO Bonds Series 2009	b,c	0.10%		01/06/12	18,000,000	18,000,000

GO Bonds Series 2011	b,c	0.10%		01/06/12	8,210,000	8,210,000

San Diego Housing Auth
M/F Mortgage Refunding RB (Creekside Villa Apts) Series 1999B	a	0.09%		01/06/12	6,000,000	6,000,000

San Diego USD
GO Refunding Series G1&C2	b,c	0.10%		01/06/12	9,910,000	9,910,000

San Francisco
GO Refunding Bonds (Laguna Honda Hospital) Series 2008R3	b,c	0.16%		01/06/12	6,780,000	6,780,000

M/F Housing RB (Carter Terrace Apts) Series 2002B	a	0.22%		01/06/12	4,775,000	4,775,000

San Francisco Redevelopment Agency
M/F Housing RB (Derek Silva Community) Series 2002D	a	0.22%		01/06/12	1,945,000	1,945,000

M/F Housing Refunding RB (Fillmore Center) Series 1992A2	a	0.10%		01/06/12	3,750,000	3,750,000

San Francisco Airport Commission
Refunding RB Second Series 2010A1	a	0.05%		01/06/12	28,375,000	28,375,000

Refunding RB Second Series 2011C	a,b,c	0.15%		01/06/12	13,075,000	13,075,000

Refunding RB Second Series 37C	a	0.08%		01/06/12	25,000,000	25,000,000

San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 2005A	b,c	0.10%		01/06/12	13,400,000	13,400,000

Sales Tax Refunding RB Series 2006A	b,c	0.10%		01/06/12	6,125,000	6,125,000

San Jose
Airport RB Series 2007A	a,b,c	0.26%		01/06/12	38,940,000	38,940,000

GO Bonds Series 2008	b,c	0.23%		01/06/12	5,440,000	5,440,000

M/F Housing RB (Pollard Plaza Apts) Series 2002D	a	0.11%		01/06/12	6,995,000	6,995,000

M/F Housing RB (Villa Monterey Apts) Series 2002F	a	0.11%		01/06/12	2,000,000	2,000,000

San Jose Financing Auth
Lease RB (Civic Center) Series 2002B	a,b,c	0.10%		01/06/12	24,010,000	24,010,000

Lease Refunding RB (Civic Center Garage) Series 2008B2	a	0.06%		01/06/12	16,780,000	16,780,000

San Marcos Redevelopment Agency
M/F Housing RB (Grandon Village) Series 2002A	a	0.18%		01/06/12	13,390,000	13,390,000

San Mateo Cnty Community College District
GO Bonds Series 2005B&2006A	a,b,c	0.09%		01/06/12	15,455,000	15,455,000

GO Bonds Series 2006B	b,c	0.10%		01/06/12	1,600,000	1,600,000

26 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Mateo Cnty Transit District
Limited Tax Refunding Bonds Series 2005A	b,c	0.16%		01/06/12	10,280,000	10,280,000

San Mateo UHSD
GO Bonds Series 2011A	b,c	0.17%		01/06/12	5,000,000	5,000,000

Santa Clara Cnty
GO Bonds Series 2009A	b,c	0.16%		01/06/12	55,260,000	55,260,000

M/F Housing Refunding RB (Briarwood Apts) Series 2011A	a	0.08%		01/06/12	4,400,000	4,400,000

Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts) Series 2005C	a	0.19%		01/06/12	9,190,000	9,190,000

Santa Clara Valley Transportation Auth
Sales Tax Refunding RB Series 2007A	b,c	0.10%		01/06/12	2,500,000	2,500,000

Sales Tax Refunding RB Series 2008B	b	0.05%		01/06/12	12,275,000	12,275,000

Sausalito
M/F Housing RB (Rotary Village Sr Housing ) Series 2003	a	0.60%		01/06/12	2,140,000	2,140,000

Sequoia UHSD
GO Bonds Series 2005B	b,c	0.10%		01/06/12	7,360,000	7,360,000

Southern California Metropolitan Water District
Water RB Series 1997B	b	0.07%		01/06/12	10,000,000	10,000,000

Water RB Series 2003B1	b,c	0.10%		01/06/12	3,510,000	3,510,000

Water RB Series 2005C	b,c	0.10%		01/06/12	12,235,000	12,235,000

Water RB Series 2006A	b,c	0.10%		01/06/12	5,590,000	5,590,000

Water RB Series 2006A	b,c	0.16%		01/06/12	9,300,000	9,300,000

Water RB Series 2008A	b,c	0.10%		01/06/12	5,000,000	5,000,000

Water Refunding RB Series 2004A1	b	0.06%		01/06/12	12,945,000	12,945,000

Water Refunding RB Series 2009A1		0.10%	01/06/12	10/08/12	53,000,000	53,000,000

Water Refunding RB Series 2009A2		0.10%	01/06/12	07/09/12	53,000,000	53,000,000

Water Refunding RB Series 2011A1		0.12%	01/06/12	06/01/12	13,000,000	13,000,000

Water Refunding RB Series 2011A3		0.12%	01/06/12	06/01/12	21,435,000	21,435,000

Sweetwater UHSD
GO Bonds Series 2008A	a,b,c	0.11%		01/06/12	3,000,000	3,000,000

Univ of California
General RB Series 2005C	b,c	0.23%		01/06/12	7,500,000	7,500,000

General RB Series 2005G	b,c	0.10%		01/06/12	25,365,000	25,365,000

General RB Series 2005G	b,c	0.11%		01/06/12	10,320,000	10,320,000

General RB Series 2007J	b,c	0.10%		01/06/12	9,550,000	9,550,000

General RB Series 2007J	b,c	0.16%		01/06/12	15,000,000	15,000,000

General RB Series 2008L	b,c	0.16%		01/06/12	6,660,000	6,660,000

General RB Series 2009O	b,c	0.10%		01/06/12	3,500,000	3,500,000

General RB Series 2009Q	b,c	0.08%		01/06/12	6,665,000	6,665,000

Limited Project RB Series 2005B	b,c	0.07%		01/06/12	6,000,000	6,000,000

Limited Project RB Series 2005B	b,c	0.10%		01/06/12	16,540,000	16,540,000

Limited Project RB Series 2007D	b,c	0.07%		01/03/12	2,295,000	2,295,000

Medical Center Pooled RB Series 2007B2	b	0.04%		01/03/12	5,150,000	5,150,000

Medical Center Pooled RB Series 2007C2	b,c	0.10%		01/06/12	20,615,000	20,615,000

Upland USD
GO Bonds Series A	a,b,c	0.26%		01/06/12	9,733,000	9,733,000

Various California Community Colleges & SD
GO Bonds	a,b,c	0.28%		01/06/12	76,540,000	76,540,000

GO Bonds Series 2005	a,b,c	0.28%		01/06/12	15,825,000	15,825,000

West Contra Costa USD
GO Bonds Series C	a,b,c	0.18%		01/06/12	2,390,000	2,390,000

See financial notes 27

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
West Hills Community College District
COP (2008 Refunding)	a	0.11%		01/06/12	39,575,000	39,575,000

Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royale Sr Assisted Living) Series 2000A	a	0.45%		01/06/12	6,350,000	6,350,000

William S. Hart UHSD
GO Bonds Series B	a,b,c	0.13%		01/06/12	6,320,000	6,320,000

Yosemite Community College District
GO Bonds Series 2008C	b,c	0.20%		01/06/12	8,000,000	8,000,000

						4,370,092,583

Other Investments 4.8%
BlackRock MuniYield California Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.22%		01/06/12	35,000,000	35,000,000

BlackRock MuniYield California Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.22%		01/06/12	39,000,000	39,000,000

Nuveen California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		01/06/12	55,000,000	55,000,000

Nuveen California Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	18,000,000	18,000,000

Nuveen California Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.25%		01/06/12	29,800,000	29,800,000

Nuveen California Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	15,000,000	15,000,000

Nuveen California Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	26,000,000	26,000,000

Nuveen California Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	26,000,000	26,000,000

Nuveen Insured California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		01/06/12	40,300,000	40,300,000

Nuveen Insured California Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.22%		01/06/12	20,000,000	20,000,000

Nuveen Insured California Tax-Free Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,c	0.20%		01/06/12	17,700,000	17,700,000

						321,800,000

Puerto Rico 0.0%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	b,c	0.18%		01/06/12	510,000	510,000

Total Variable-Rate Securities
(Cost $4,692,402,583)						4,692,402,583

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $6,695,309,489.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,764,320,583 or 41.2% of net assets.

28 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 29

 Schwab California Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$6,695,309,489
Cash		43,226,021
Receivables:
Investments sold		845,000
Interest		7,411,082
Fund shares sold		1,133,133
Prepaid expenses	+	74,490

Total assets		6,747,999,215

Liabilities

Payables:
Investments bought		35,200,004
Investment adviser and administrator fees		128,729
Fund shares redeemed		500,906
Accrued expenses	+	53,571

Total liabilities		35,883,210

Net Assets

Total assets		6,747,999,215
Total liabilities	−	35,883,210

Net assets		$6,712,116,005

Net Assets by Source
Capital received from investors		6,712,116,005

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,640,913,051		5,640,948,682		$1.00
Value Advantage Shares	$1,071,202,954		1,071,199,198		$1.00

30 See financial notes

 Schwab California Municipal Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$17,574,261

Expenses

Investment adviser and administrator fees		21,700,229
Shareholder service fees:
Sweep Shares		19,151,222
Value Advantage Shares		2,674,747
Portfolio accounting fees		221,246
Custodian fees		141,804
Shareholder reports		110,258
Registration fees		67,140
Professional fees		60,521
Trustees’ fees		55,497
Transfer agent fees		29,009
Interest expense		4,869
Other expenses	+	165,247

Total expenses		44,381,789
Expense reduction by CSIM and/or Schwab	−	27,474,511
Custody credits	−	1,772

Net expenses	−	16,905,506

Net investment income		668,755

Realized Gains (Losses)

Net realized gains on investments		353,155

Increase in net assets resulting from operations		$1,021,910

See financial notes 31

 Schwab California Municipal Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$668,755	$713,879
Net realized gains	+	353,155	372,171

Increase in net assets from operations		1,021,910	1,086,050

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(547,177)	(538,916)
Value Advantage Shares	+	(121,578)	(174,963)

Total distributions from net investment income		(668,755)	(713,879)

Distributions from net realized gains
Sweep Shares		(169,221)	(330,412)
Value Advantage Shares	+	(32,116)	(84,083)

Total distributions from net realized gains		(201,337)	(414,495)

Total distributions		(870,092)	(1,128,374)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		17,009,074,563	17,833,487,537
Value Advantage Shares	+	187,417,679	259,037,059

Total shares sold		17,196,492,242	18,092,524,596

Shares Reinvested
Sweep Shares		697,516	851,039
Value Advantage Shares	+	142,792	232,870

Total shares reinvested		840,308	1,083,909

Shares Redeemed
Sweep Shares		(16,876,090,800)	(17,844,446,128)
Value Advantage Shares	+	(515,656,950)	(1,072,156,880)

Total shares redeemed		(17,391,747,750)	(18,916,603,008)

Net transactions in fund shares		(194,415,200)	(822,994,503)

Net Assets

Beginning of period		6,906,379,387	7,729,416,214
Total decrease	+	(194,263,382)	(823,036,827)

End of period		$6,712,116,005	$6,906,379,387

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

32 See financial notes

Schwab California AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	11/16/07[1]–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Net realized and unrealized gains (losses)	0.00	[2]	0.00	[2]	0.00	[2]	—	—

Total from investment operations	0.00	[2]	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]
Distributions from net realized gains	(0.00)[2]		(0.00)[2]		(0.00)[2]		—	—

Total distributions	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.04		0.02		0.20		1.65	0.36	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[4]	0.35	[4]	0.46	[4,5]	0.45	0.46	[6]
Gross operating expenses	0.65		0.63		0.64		0.62	0.73	[6]
Net investment income (loss)	0.01		0.01		0.20		1.60	2.72	[6]
Net assets, end of period ($ x 1,000,000)	179		232		383		562	278

1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
5 The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 Annualized.

See financial notes 33

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

25.8%		Fixed-Rate Securities	46,152,598	46,152,598
74.7%		Variable-Rate Securities	133,630,000	133,630,000

100.5%		Total Investments	179,782,598	179,782,598
(0	.5)%	Other Assets and Liabilities, Net		(893,450)

100.0%		Net Assets		178,889,148

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 25.8% of net assets

California 25.8%
Bay Area Toll Auth
Toll Bridge RB Series 2006F		3.75%		04/01/12	1,200,000	1,210,158

Toll Bridge RB Series 2006F		5.00%		04/01/12	600,000	606,930

Toll Bridge Sub RB Series 2010S2	a,b,c	0.23%		01/25/12	2,000,000	2,000,000

California Dept of Water Resources
Power Supply RB Series 2002A		5.25%		05/01/12	1,000,000	1,016,351

California Infrastructure & Economic Development Bank
Refunding RB (J. Paul Getty Trust) Series 2007A3		2.25%		04/02/12	375,000	376,704

California School Cash Reserve Program Auth
Bonds 2011-2012 Series E		2.00%		06/01/12	1,000,000	1,006,817

Sr Bonds 2011-2012 Series B		2.00%		06/01/12	2,000,000	2,012,549

California State Univ
CP Series A	a	0.17%		03/01/12	2,000,000	2,000,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2002C		3.85%		06/01/12	2,130,000	2,159,414

East Bay Municipal Utility District
Water System Extendible CP		0.20%	02/16/12	08/13/12	1,000,000	1,000,000

Fresno USD
GO Bonds Series 2010B		2.00%		08/01/12	2,000,000	2,011,791

Imperial Irrigation District
Electric & Water Revenue CP Warrants Series A	a	0.20%		02/09/12	3,333,000	3,333,000

Kern Cnty
TRAN 2011-2012		3.00%		06/29/12	1,800,000	1,823,998

Los Angeles
TRAN 2011		2.50%		04/30/12	150,000	150,956

Los Angeles Cnty
TRAN 2011-2012 Series C		2.50%		06/29/12	2,250,000	2,273,500

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series C	a	0.16%		01/12/12	2,000,000	2,000,000

34 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Dept of Water & Power
Power System RB Series 2011A		2.00%		07/01/12	500,000	504,018

Oxnard Financing Auth
Water RB Series 2006	a,b,c	0.35%		05/12/12	1,000,000	1,000,000

Sacramento Municipal Utility District
Electric RB Series 2003R		5.00%		08/15/12	1,000,000	1,028,748

San Bernardino Cnty Transportation Auth
Limited Sales Tax Revenue Notes Series 2009A		4.00%		05/01/12	1,555,000	1,573,259

San Diego Cnty Water Auth
Water Revenue Refunding COP Series 2005A		5.00%		05/01/12	500,000	507,395

San Francisco
GO Improvement Bonds Series 2009A	b,c	0.23%		01/25/12	530,000	530,000

San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 2006A		5.00%		07/01/12	1,220,000	1,248,505

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP	a	0.17%		02/09/12	2,000,000	2,000,000

Sonoma-Marina Area Rail Transit District
Sales Tax RB Series 2011A	a	1.00%		01/10/13	1,000,000	1,001,999

Southern California Public Power Auth
RB (Windy Point/Windy Flats) Series 2010-1		3.00%		07/01/12	300,000	303,644

Torrance
TRAN 2011-2012		3.00%		07/12/12	2,000,000	2,028,173

Univ of California
General RB Series 2003A		5.00%		05/15/12	1,000,000	1,017,089

General RB Series 2007J	b,c	0.23%		01/12/12	3,665,000	3,665,000

General RB Series 2009-O		5.00%		05/15/12	750,000	762,600

William S. Hart UHSD
GO Bonds Series A	a,b,c	0.25%		05/09/12	4,000,000	4,000,000

Total Fixed-Rate Securities
(Cost $46,152,598)						46,152,598

Variable-Rate Securities 74.7% of net assets

California 74.7%
ABAG Finance Auth
RB (899 Charleston) Series 2007	a	0.10%		01/03/12	230,000	230,000

Alameda Cnty IDA
RB (Dale Hardware) Series 2010	a	0.13%		01/06/12	2,665,000	2,665,000

Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c	0.26%		01/06/12	1,083,000	1,083,000

Anaheim Public Financing Auth
Electric System RB Series 2007A	a,b,c,e	0.11%		01/06/12	4,030,000	4,030,000

Electric System Second Lien RB Series 2004	a,b,c	0.17%		01/06/12	2,700,000	2,700,000

Sub Lease RB Series 1997C	a,b,c	0.26%		01/06/12	417,000	417,000

Bay Area Toll Auth
Toll Bridge RB Series 2009F1	b,c	0.10%		01/06/12	500,000	500,000

Toll Bridge RB Series 2009F1	b,c	0.20%		01/06/12	1,305,000	1,305,000

California Educational Facilities Auth
RB (Charles Drew Univ of Medicine & Science) Series 2007	a	0.48%		01/06/12	1,145,000	1,145,000

RB (Univ of San Diego) Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A	a,b,c	0.26%		01/06/12	340,000	340,000

RB (Univ of Southern California) Series 2009A	b,c	0.16%		01/06/12	2,220,000	2,220,000

See financial notes 35

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
California Health Facilities Financing Auth
RB (St. Joseph Health) Series 2011B	a	0.05%		01/03/12	2,500,000	2,500,000

RB (Sutter Health) Series 2011B	b,c	0.10%		01/06/12	2,100,000	2,100,000

California Infrastructure & Economic Development Bank
RB (Asian-American Drug Abuse Program) Series 2008	a	0.19%		01/06/12	3,330,000	3,330,000

RB (Casa Loma College) Series 2009	a	0.20%		01/06/12	1,960,000	1,960,000

California Municipal Finance Auth
Recovery Zone Facility RB (Chevron) Series 2010A		0.03%		01/03/12	2,195,000	2,195,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (Exxon) Series 1989		0.01%		01/03/12	900,000	900,000

Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a	0.13%		01/06/12	2,335,000	2,335,000

California Statewide Communities Development Auth
M/F Housing Refunding RB (Irvine Apt Communities) Series 2008C2&C3	a,b,c	0.18%		01/06/12	2,000,000	2,000,000

RB (Kaiser Permanente) Series 2003B		0.07%		01/06/12	4,200,000	4,200,000

RB (Kaiser Permanente) Series 2009C1		0.06%		01/06/12	2,500,000	2,500,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008A	a	0.04%		01/06/12	2,800,000	2,800,000

Chaffey Community College District
GO Bonds Series 2005B	b,c,e	0.23%		01/06/12	6,600,000	6,600,000

Coast Community College District
GO Bonds Series 2006B	b,c	0.26%		01/06/12	1,225,000	1,225,000

Dry Creek/Grant Jt Union SDs
GO Bonds Series 2008	a,b,c	0.28%		01/06/12	191,000	191,000

East Bay Municipal Utility District
Water System Refunding RB Series 2009A1		0.10%	01/06/12	12/03/12	1,000,000	1,000,000

Water System Sub Refunding RB Series 2009A2		0.13%	01/06/12	03/01/12	2,955,000	2,955,000

Water System Sub Refunding RB Series 2010A	b,c	0.10%		01/06/12	240,000	240,000

Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008A	b	0.04%		01/06/12	1,000,000	1,000,000

Foothill-DeAnza Community College District
GO Bonds Series A	b,c	0.26%		01/06/12	242,000	242,000

GO Bonds Series B	b,c	0.26%		01/06/12	355,000	355,000

GO Bonds Series C	b,c	0.09%		01/06/12	585,000	585,000

Grossmont UHSD
GO Bonds Series 2006	b,c	0.26%		01/06/12	150,000	150,000

Irvine Ranch Water District
Refunding Bonds Series 2011A1		0.14%	01/06/12	04/02/12	975,000	975,000

Refunding Bonds Series 2011A2		0.14%	01/06/12	04/02/12	850,000	850,000

Kings Cnty Housing Auth
M/F Housing Refunding RB (Edgewater Isle Apts) Series 2001A	a	0.08%		01/06/12	2,300,000	2,300,000

Los Angeles
Wastewater System Refunding RB Series 2003A	b,c	0.10%		01/06/12	1,000,000	1,000,000

Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2008A1	b	0.08%		01/06/12	2,000,000	2,000,000

First Tier Sr Sales Tax Refunding RB Series 2008A3&A4	a,b,c	0.14%	01/06/12	04/02/12	2,000,000	2,000,000

Second Sr Sales Tax Refunding RB Series 2009C1	a	0.03%		01/06/12	330,000	330,000

Los Angeles Community College District
GO Bonds Series 2007A	b,c	0.10%		01/06/12	3,000,000	3,000,000

Los Angeles Dept of Airports
Airport Sr RB Series 2010A	b,c	0.16%		01/06/12	2,160,000	2,160,000

Los Angeles Dept of Water & Power
Power System RB Series 2005A2&2007A2	b,c	0.16%		01/06/12	1,730,000	1,730,000

Power System RB Series 2007A1	b,c	0.12%		01/06/12	6,000,000	6,000,000

36 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles USD
GO Bonds Series 2009D&2009I	b,c,e	0.10%		01/06/12	400,000	400,000

Newport-Mesa USD
GO Bonds Series 2007	b,c	0.16%		01/06/12	5,240,000	5,240,000

Orange Cnty Sanitation District
COP Series 2007B	b,c	0.10%		01/06/12	1,670,000	1,670,000

Palomar Pomerado Health
GO Bonds Series 2007A	a,b,c	0.26%		01/06/12	280,000	280,000

Peralta Community College District
GO Bonds Series 2009C	a,b,c	0.10%		01/06/12	2,000,000	2,000,000

Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2009B	b	0.08%		01/06/12	3,315,000	3,315,000

Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	b,c	0.48%		01/06/12	530,000	530,000

San Diego Cnty
COP (San Diego Jewish Academy) Series 2003	a	0.12%		01/06/12	1,000,000	1,000,000

San Diego Cnty Regional Transportation Commission
Limited Sales Tax RB Series 2008B	b	0.09%		01/06/12	1,690,000	1,690,000

Limited Sales Tax RB Series 2008D	b	0.08%		01/06/12	2,000,000	2,000,000

San Diego Cnty Water Auth
Water Revenue COP Series 2008A	b,c	0.10%		01/06/12	1,000,000	1,000,000

San Diego Community College District
GO Bonds Series 2009	b,c	0.10%		01/06/12	3,125,000	3,125,000

GO Bonds Series 2011	b,c,d	0.10%		01/06/12	1,000,000	1,000,000

GO Bonds Series 2011	b,c	0.10%		01/06/12	1,000,000	1,000,000

GO Bonds Series 2011	b,c	0.18%		01/06/12	3,500,000	3,500,000

San Francisco Airport Commission
Refunding RB Second Series 37C	a	0.08%		01/06/12	1,300,000	1,300,000

San Mateo Cnty Community College District
GO Bonds Series 2005B&2006A	a,b,c	0.09%		01/06/12	380,000	380,000

San Pablo Redevelopment Agency
Sub Tax Allocation Bonds Series 2006	a	0.07%		01/03/12	1,380,000	1,380,000

San Ramon Valley USD
GO Bonds Series 2006	b,c	0.16%		01/06/12	4,120,000	4,120,000

Southern California Metropolitan Water District
Water RB Series 2000B4	b	0.07%		01/06/12	700,000	700,000

Water RB Series 2003B1	b,c	0.10%		01/06/12	880,000	880,000

Water Refunding RB Series 2009A1		0.10%	01/06/12	10/08/12	2,000,000	2,000,000

Water Refunding RB Series 2009A2		0.10%	01/06/12	07/09/12	2,160,000	2,160,000

Sunnyvale
Refunding COP Series 2009A	a,e	0.12%		01/06/12	2,595,000	2,595,000

Sweetwater UHSD
GO Bonds Series 2008A	a,b,c	0.11%		01/06/12	1,000,000	1,000,000

Univ of California
Limited Project RB Series 2005B	b,c	0.07%		01/06/12	1,000,000	1,000,000

Medical Center Pooled RB Series 2007B2	b	0.04%		01/03/12	6,135,000	6,135,000

Upland USD
GO Bonds Series A	a,b,c	0.26%		01/06/12	257,000	257,000

Various California Community Colleges & SD
GO Bonds Series 2005	a,b,c	0.28%		01/06/12	380,000	380,000

See financial notes 37

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
West Hills Community College District
COP (2008 Refunding)	a	0.11%		01/06/12	1,250,000	1,250,000

Total Variable-Rate Securities
(Cost $133,630,000)						133,630,000

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $179,782,598.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $81,130,000 or 45.4% of net assets.
d	Delayed-delivery security.
e	All or a portion of this security is designated as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

38 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$179,782,598
Cash		40,579
Receivables:
Interest		312,716
Prepaid expenses	+	2,316

Total assets		180,138,209

Liabilities

Payables:
Investments bought		1,000,616
Shareholder services fees		1,223
Fund shares redeemed		222,283
Accrued expenses	+	24,939

Total liabilities		1,249,061

Net Assets

Total assets		180,138,209
Total liabilities	−	1,249,061

Net assets		$178,889,148

Net Assets by Source
Capital received from investors		178,889,148

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$178,889,148		178,840,448		$1.00

See financial notes 39

 Schwab California AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$568,630

Expenses

Investment adviser and administrator fees		695,332
Shareholder service fees		437,065
Portfolio accounting fees		44,944
Trustees’ fees		33,154
Professional fees		31,231
Registration fees		15,800
Transfer agent fees		12,380
Custodian fees		8,021
Shareholder reports		4,199
Interest expense		322
Other expenses	+	6,446

Total expenses		1,288,894
Expense reduction by CSIM and/or Schwab	−	740,071
Custody credits	−	52

Net expenses	−	548,771

Net investment income		19,859

Realized Gains (Losses)

Net realized gains on investments		52,854

Increase in net assets resulting from operations		$72,713

40 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$19,859	$29,814
Net realized gains	+	52,854	15,631

Increase in net assets from operations		72,713	45,445

Distributions to Shareholders

Distributions from net investment income		(19,859)	(29,814)
Distributions from net realized gains	+	(48,333)	(16,196)

Total distributions		(68,192)	(46,010)

Transactions in Fund Shares*

Shares sold		30,534,093	52,910,947
Shares reinvested		66,467	41,606
Shares redeemed	+	(83,261,253)	(204,656,600)

Net transactions in fund shares		(52,660,693)	(151,704,047)

Net Assets

Beginning of period		231,545,320	383,249,932
Total decrease	+	(52,656,172)	(151,704,612)

End of period		$178,889,148	$231,545,320

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 41

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab California Municipal Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab California AMT Tax-Free Money Fund currently offers one share of class: Value Advantage Shares.

Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

42

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 43

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk

44

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund. For additional information, please refer to the funds’ N-MFP regulatory filings which can be found on the funds’ website at www.schwabfunds.com/prospectus in the “Form N-MFP Link” under “Portfolio Holdings”.

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	82%	75%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	12% (JPMorgan Chase Bank, NA)	12% (Bank of America, NA)

4. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

The funds invest primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affects the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage

 45

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

4. Risk Factors (continued):

of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the Schwab California Municipal Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares

46

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

owned by shareholders holding shares through such service providers. Shares of the Schwab California Municipal Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The swap administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares*	0.25%	0.10%
Value Advantage Shares	0.22%	n/a

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Sweep Shares*	0.60%
Value Advantage Shares	0.45%

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab California Municipal Money Fund
Sweep Shares	$5,246,528	$14,443,839	$18,771,517	$38,461,884
Value Advantage Shares	442,770	2,093,924	2,293,435	4,830,129
Schwab California AMT Tax-Free Money Fund	68,572	273,033	335,564	677,169

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab California Municipal Money Fund	$560,710,364
Schwab California AMT Tax-Free Money Fund	59,466,231

 47

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

6. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

7. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

8. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

9. Federal Income Taxes:

As of December 31, 2011, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$668,755	$19,859
Ordinary income	—	—
Long-term capital gains	201,337	48,333

Prior period distributions
Tax-exempt income	$713,879	$29,814
Ordinary income	138,165	621
Long-term capital gains	276,330	15,575

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in

48

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

Capital shares	$151,818	$4,521
Net realized capital gains and losses	(151,818)	(4,521)

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

50

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2011.

Percentage

Schwab California Municipal Money Fund	100%
Schwab California AMT Tax-Free Money Fund	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2011:

Schwab California Municipal Money Fund	$308,667
Schwab California AMT Tax-Free Money Fund	51,334

 51

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

52

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 53

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

54

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 55

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

56

airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 57

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© 2011 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

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Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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Annual report dated December 31, 2011, enclosed.

Schwab Municipal Money Funds

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

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Schwab Municipal Money Funds

Annual Report
December 31, 2011

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Municipal Money Funds 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Municipal Money Funds

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Funds 5

State Investment Environment

New York

The State of New York’s $88 billion state funds budget generally remained in balance through its first three fiscal quarters ending December 2011. Revenues were slightly under budget, primarily due to slower than expected consumption and personal income tax withholding, which will require about $350 million of gap closing actions by fiscal year end. These follow the roughly $9 billion in cuts that were made to balance the current year budget.

Governor Andrew Cuomo indicated in his 2013 Executive Budget message that New York faces a roughly $3.5 billion deficit for the upcoming fiscal year beginning April 1, 2012. His budget proposal includes $1.5 billion in new personal income tax revenues and $2 billion in spending cuts, primarily from state agency operations and funding for local assistance.

The State’s actions to balance its budget will impact securities issued by the state, but also those issued by counties, cities, towns, villages and school districts, all of whom receive some amount of state funding in support of operations. However, for the first time in several years, the state does not expect to delay aid payments to school districts into its new fiscal year. This will eliminate one pressure with which the schools have had to contend in recent years. However, local governments, including cities, counties and school districts, are grappling with the impact of legislation which has capped local property tax growth to 2% per year unless local voters approve a higher tax rate. This limit on revenue growth has occurred simultaneously with cuts in state aid to these governmental units. Both of these actions will require local governments to reduce their own budgets in order to maintain fiscal stability.

There are many state and local agencies, such as the New York Power Authority and the New York City Municipal Water Finance Authority, which do not rely on the state for funding. Securities issued by these agencies are repaid solely with revenues generated by the services these agencies provide to their customers.

While New York State’s economy continued to move out of the recession with unemployment of 8.0% in November 2011, below the national average of 8.6%, the financial services sector experienced substantial losses in the third quarter of 2011 which are expected to result in both job losses and lower bonuses for remaining employees. While Wall Street profits impact New York City most directly, there is a significant ripple throughout the downstate region.

New York remains a solid investment-grade credit due to its deep and diverse economy and its high personal wealth levels which give it great financial flexibility. As of the date of this report, the state’s general obligation debt was rated Aa2 by Moody’s and AA by both Fitch and Standard & Poor’s. Standard & Poor’s has assigned a positive outlook to the state’s rating.

New Jersey

New Jersey’s economy grew modestly in the second half of 2011, boosting state revenues to $7.68 billion for the five months ending November 2011. While state revenues were up about 5% over year-ago levels, they were still approximately 2% below budget expectations. Revenues were lower than anticipated in part due to harsh weather conditions including Hurricane Irene, which had a temporary negative impact on retail sales. Weak sales tax revenues were partially offset by a rebound in gross income tax revenues, which were marginally above budget estimates.

Growth in income tax revenues has been solid despite job growth that has lagged the nation. As of November 2011, job growth was up a modest 1% from the prior year as private sector job growth was partially offset by continued job cuts in the government sector. The unemployment rate, at 9.1% as of November 2011, declined only marginally versus a year ago, reflecting growth in the number of people re-entering the labor pool. Nevertheless, the state continues to benefit from high personal income levels. State personal income reached a new peak in the third quarter of 2011 and remains among the highest in the United States on a per capita basis.

New Jersey’s general obligation debt was rated Aa3 by Moody’s and AA- by Standard & Poor’s and Fitch as of the date of this report. Fitch downgraded the state in August 2011 from AA largely due to factors related to its underfunded pension system and post-retirement benefit obligations, which remain sizable despite pension reform measures approved by the State Legislature in June 2011. All three rating agencies now carry a stable outlook at the current rating levels.

Local governments in New Jersey remained under budgetary pressure in 2011 as they contended with continued reductions in state aid and tighter limits on property tax revenue growth. New Jersey municipalities, counties and school districts operate under a state-mandated cap on the amount that they can increase their annual tax levy, subject to certain exclusions. That cap was lowered to 2% from 4% in mid-2010. Similar to New York, local voters may approve a higher tax rate. Local governments are expected to continue facing tight budgets for the remainder of fiscal 2012 as overall state aid funding remains flat under the state budget and property tax growth remains limited by the levy cap.

Pennsylvania

Pennsylvania’s financial picture showed improvement during fiscal 2011 as Commonwealth revenues exceeded budget, but revenues through the first half of fiscal 2012, ending December 2011, have fallen short of budget threatening to erode the reserve balance built up over the prior fiscal year.

6 Schwab Municipal Money Funds

State Investment Environment continued

Fiscal 2011 general fund revenue collections were $785.5 million, or 2.9%, above estimate fueled by better than expected collections of sales tax, personal income tax, and corporate tax. Following the solid fiscal 2011 results, the commonwealth’s fiscal 2012 (7/1/11-6/30/12) general fund budget of $27.2 billion assumed a 4.1% drop in state spending as $3.1 billion of federal stimulus funding received in fiscal 2011 was not available in fiscal 2012. Fiscal 2012 general fund revenues were expected to increase by 0.9% from the prior year, however over the first six months of the 2012 fiscal year, tax revenues have been below projections by $345.3 million, or 3.6%, with shortfalls in all major revenue categories. The six-month revenue shortfall threatens to reduce the general fund reserve balance of $1.07 billion at fiscal year end 2011 that was built up from negative $294 million at fiscal year end 2010.

Pennsylvania’s unemployment rate continues to compare favorably to the national level and income levels are consistent with the national average. Pennsylvania’s unemployment rate has consistently been better than the national rate over the past four years and improved to 7.9% as of November 2011 compared to the national average of 8.6% for the month. The state’s economy exhibits good employment diversification and while manufacturing remains an important part of the economy, it has fallen in overall and percentage terms over the past decade.

As of the date of this report, Pennsylvania’s general obligation debt was rated Aa1 by Moody’s, AA by Standard and Poor’s, and AA+ by Fitch. Both the Moody’s and Fitch ratings carry negative outlooks related to the state’s reduced financial flexibility.

There are numerous other municipal debt issuers in Pennsylvania, including state and local government agencies, counties, cities, school districts, colleges and universities, and healthcare providers. Many of these local governmental units, particularly school districts, cities and counties receive some type of state payments or support, and so are impacted by the Commonwealth’s financial condition. However, they all also maintain other unique and diversified revenue streams that account for the majority of their revenues and provide them with additional financial flexibility unrelated to the state’s condition.

Massachusetts

Massachusetts continued to benefit from its slowly but steadily improving job market. The latter part of 2011 saw modest increases in employment that translated into solid increases in tax revenue, a trend that began in fiscal 2011. Tax revenues in fiscal 2011 totaled $21 billion, or 6% greater than estimated driven by strong personal income tax revenue. This improved performance enabled Massachusetts to deposit over $700 million into its budget stabilization fund that boosted its balance to $1.4 billion, the third largest balance amongst the 50 states, behind Alaska and Texas.

Following this strong performance, the first half of fiscal 2012 (7/1/11—6/30/12) was slightly below benchmarks for revenue estimates, although tax revenue collection was stronger than the same period in 2011. For the first six months of fiscal 2012 tax revenues, totaling almost $10 billion, are approximately $252 million greater than the same period in the prior year, the equivalent of a 3% increase.

The Commonwealth’s deep and diverse economy is anchored by its well-established base of educational, healthcare, and information technology employment and also includes a variety of finance and real estate-related businesses. Unemployment levels remained below those of the nation and the gap has widened due to Massachusetts’ stronger job growth compared to the nation. In November 2011, the state unemployment rate was 7.0% relative to the nation’s 8.7%, an improvement from the prior November when they were 8.3% and 9.8%, respectively. Income levels also consistently measured at about 125% national averages and are lower only than New Jersey and Connecticut.

Massachusetts local governments, along with state agencies, private institutions of higher education and non-profit healthcare providers, also issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues and in many cases, also have dedicated taxes to repay their debt.

Massachusetts remained a solid investment-grade credit due to its deep and diverse economy, its high personal-wealth levels, and its solid financial management as demonstrated by its sound financial position. As of the date of this report, the Commonwealth’s credit ratings were Aa1 from Moody’s, AA from Standard & Poor’s, and AA+ from Fitch and were affirmed in December 2011. In September 2011, S&P upgraded its rating from AA.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 7

Schwab New York AMT Tax-Free Money Fund™

The Schwab New York AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York state and local income tax. To pursue its goal, the fund invests in municipal money market securities from New York issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through March to help cushion the impact of volatile but relatively range-bound yields. Later in the year the fund’s WAM stayed within a narrow range due to the intermittent availability and issuance of attractively priced fixed-rate municipal notes that carried state tax exemptions.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	73.0%
16-30 Days	2.7%
31-60 Days	9.2%
61-90 Days	3.7%
91-120 Days	0.1%
More than 120 Days	11.3%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	42%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	33.1%
Variable Rate Demand Obligations	35.9%
Commercial Paper	17.2%
Fixed Rate Notes	13.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab New York AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab New York AMT Tax-Free Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.05%	-0.12%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% and 0.28% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income, New York state and New York City tax rate of 40.83%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New York AMT Tax-Free Money Fundtm 9

Schwab New Jersey AMT Tax-Free Money Fund™

The Schwab New Jersey AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax. To pursue its goal, the fund invests in municipal money market securities from New Jersey issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through March to help cushion the impact of volatile but relatively range-bound yields. Later in the year the fund’s WAM stayed within a narrow range due to the intermittent availability and issuance of attractively priced fixed-rate municipal notes that carried state tax exemptions.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	80.4%
16-30 Days	0.0%
31-60 Days	4.4%
61-90 Days	0.5%
91-120 Days	1.2%
More than 120 Days	13.5%

 Statistics

Weighted Average Maturity[2]	39 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	65%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	34.8%
Variable Rate Demand Obligations	45.4%
Commercial Paper	4.6%
Fixed Rate Notes	15.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab New Jersey AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab New Jersey AMT Tax-Free Money Fund
Sweep
Shares

Ticker Symbol	SWJXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.09%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and New Jersey state personal income tax rate of 40.83%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New Jersey AMT Tax-Free Money Fundtm 11

Schwab Pennsylvania Municipal Money Fund™

The Schwab Pennsylvania Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Pennsylvania personal income tax. To pursue its goal, the fund invests in municipal money market securities from Pennsylvania issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through mid-April to help cushion the impact of volatile but relatively range-bound yields. Later in the year the fund’s WAM stayed within a narrow range due to the intermittent availability and issuance of attractively priced fixed-rate municipal notes that carried state tax exemptions.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	84.5%
16-30 Days	2.8%
31-60 Days	5.5%
61-90 Days	0.0%
91-120 Days	0.0%
More than 120 Days	7.2%

 Statistics

Weighted Average Maturity[2]	24 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	60%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	25.5%
Variable Rate Demand Obligations	58.4%
Commercial Paper	7.5%
Fixed Rate Notes	8.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

12 Schwab Pennsylvania Municipal Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Pennsylvania Municipal Money Fund
Sweep
Shares

Ticker Symbol	SWEXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and Pennsylvania state personal income tax rate of 37.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Pennsylvania Municipal Money Fundtm 13

Schwab Massachusetts AMT Tax-Free Money Fund™

The Schwab Massachusetts AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Massachusetts personal income tax. To pursue its goal, the fund invests in municipal money market securities from Massachusetts issuers and municipal agencies around the country, as well as from U.S. territories and possessions.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield and a net asset value of $1.00 per share.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. In a year fraught with volatility and extraordinary events (discussed in the President’s Letter on page 3), the supply of short-term municipal securities declined, while softer demand helped the market achieve an uneasy balance. One source that decreased the availability of securities came from municipalities that locked in affordable long-term financing by issuing bonds, rather than shorter-term securities (which require more frequent replacement at prevailing rates). The euro zone’s ongoing credit crisis and Japan’s tsunami also crimped supply by reducing the number of companies able to provide top-quality credit enhancements to short-term municipal borrowers. The growing use of direct loans between banks and municipalities—a developing trend—reduced supply as well.

On the demand side, non-traditional municipal investors that move large volumes of money to take advantage of perceived interest rate opportunities heavily influenced the market early in the year. A reduction in the supply of short-term Treasury bills combined with the more stringent requirements for extremely liquid securities to be held by taxable money market funds also enhanced the comparative appeal of municipal money market securities.

Yields of municipal money market securities continued to decline in that environment, as already rock bottom rates were squeezed lower still. Illustrating this outcome, the Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for municipal floating-rate securities—averaged between 0.23% and 0.30% early in 2011, but fell steadily after August to end the year at roughly 0.10%.

Positioning and Strategies. Given the market environment described above, the investment adviser focused on safety and high credit quality, while keeping the fund’s weighted average maturity (WAM) longer than many other municipal money market funds throughout 2011. Within that strategy, the fund’s WAM was kept particularly long through mid-April to help cushion the impact of volatile but relatively range-bound yields. Later in the year the fund’s WAM stayed within a narrow range due to the intermittent availability and issuance of attractively priced fixed-rate municipal notes that carried state tax exemptions.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	78.4%
16-30 Days	0.0%
31-60 Days	6.9%
61-90 Days	0.0%
91-120 Days	3.7%
More than 120 Days	11.0%

 Statistics

Weighted Average Maturity[2]	36 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	40%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	37.3%
Variable Rate Demand Obligations	35.5%
Commercial Paper	11.8%
Fixed Rate Notes	11.6%
Other	3.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

14 Schwab Massachusetts AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Massachusetts AMT Tax-Free Money Fund
Sweep
Shares

Ticker Symbol	SWDXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.47% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and Massachusetts state personal income tax rate of 38.45%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Massachusetts AMT Tax-Free Money Fundtm 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab New York AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07
Value Advantage Shares®
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

Schwab New Jersey AMT Tax-Free Money Fundtm
Actual Return	0.20%	$1,000	$1,000.10	$1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	$1.02

Schwab Pennsylvania Municipal Money Fundtm
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

Schwab Massachusetts AMT Tax-Free Money Fundtm
Actual Return	0.21%	$1,000	$1,000.40	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Municipal Money Funds

Schwab New York AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Sweep Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.02		0.04		0.13		1.62	3.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[2]	0.33	[2]	0.55	[2,3]	0.65	0.65
Gross operating expenses	0.70		0.70		0.73		0.71	0.70
Net investment income (loss)	0.01		0.01		0.11		1.60	2.98
Net assets, end of period ($ x 1,000,000)	1,624		1,545		1,622		1,786	1,561

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
Value Advantage Shares	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.02		0.04		0.23		1.82	3.24

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[2]	0.33	[2]	0.45	[2,3]	0.45	0.45
Gross operating expenses	0.57		0.57		0.60		0.58	0.57
Net investment income (loss)	0.01		0.01		0.22		1.79	3.18
Net assets, end of period ($ x 1,000,000)	399		531		870		1,349	1,477

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.42% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 17

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

32.2%	Fixed-Rate Securities	652,504,204	652,504,204
66.9%	Variable-Rate Securities	1,352,635,000	1,352,635,000

99.1%	Total Investments	2,005,139,204	2,005,139,204
0.9%	Other Assets and Liabilities, Net		17,460,644

100.0%	Net Assets		2,022,599,848

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 32.2% of net assets

New York 32.2%
Albany Cnty
BAN 2011		1.25%		09/21/12	7,886,369	7,930,519

Amherst
BAN 2011		1.25%		07/19/12	10,290,000	10,337,024

Amityville UFSD
TAN 2011-2012		1.25%		06/28/12	12,750,000	12,807,277

Ithaca
BAN Series 2011A		1.25%		02/15/12	10,311,625	10,318,693

Maine-Endwell CSD
BAN 2011		1.25%		06/28/12	9,600,000	9,629,861

Metropolitan Transportation Auth
Transportation RB Series 2008B1		2.00%		11/15/12	7,040,000	7,134,739

Transportation Revenue BAN Series CP2A	a	0.15%		02/01/12	11,000,000	11,000,000

Transportation Revenue BAN Series CP2A	a	0.14%		02/03/12	7,250,000	7,250,000

Transportation Revenue BAN Series CP2B	a	0.17%		02/09/12	48,000,000	48,000,000

Transportation Revenue BAN Series CP2B	a	0.16%		02/17/12	24,700,000	24,700,000

Transportation Revenue BAN Series CP2B	a	0.18%		03/15/12	19,300,000	19,300,000

Transportation Revenue BAN Series CP2C	a	0.16%		01/10/12	28,500,000	28,500,000

Transportation Revenue BAN Series CP2D	a	0.12%		02/09/12	13,000,000	13,000,000

Nassau Health Care Corp
Bonds Series 2009C2	a	0.16%		01/07/12	2,500,000	2,500,000

New York City
GO Bonds Fiscal 1995 Series F2		4.00%		02/15/12	150,000	150,629

GO Bonds Fiscal 2003 Series C		5.50%		08/01/12	100,000	102,982

GO Bonds Fiscal 2005 Series H		5.00%		08/01/12	500,000	513,175

GO Bonds Fiscal 2005 Series M		5.00%		04/01/12	110,000	111,267

GO Bonds Fiscal 2006 Series G		5.00%		08/01/12	585,000	600,894

GO Bonds Fiscal 2007 Series A		5.00%		08/01/12	100,000	102,553

18 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2007 Series C1		4.25%		01/01/12	500,000	500,000

GO Bonds Fiscal 2008 Series A1		5.00%		08/01/12	400,000	410,581

GO Bonds Fiscal 2008 Series E		5.00%		08/01/12	150,000	154,001

GO Bonds Fiscal 2008 Series I1		3.50%		02/01/12	200,000	200,461

GO Bonds Fiscal 2008 Series I1		4.75%		02/01/12	250,000	250,853

GO Bonds Fiscal 2009 Series I1		2.50%		04/01/12	200,000	200,965

GO Bonds Fiscal 2011 Series B		4.00%		08/01/12	450,000	459,342

New York City Municipal Water Finance Auth
CP Series 6		0.28%		01/20/12	26,000,000	26,000,000

Extendible CP Notes Series 7		0.17%	02/28/12	09/10/12	22,000,000	22,000,000

Extendible CP Notes Series 8		0.19%	01/19/12	07/23/12	25,000,000	25,000,000

Extendible CP Notes Series 8		0.17%	01/20/12	09/04/12	3,500,000	3,500,000

Water & Sewer System RB Fiscal 2003 Series D		5.00%		06/15/12	100,000	102,099

New York City Transitional Finance Auth
Building Aid RB Fiscal 2009 Series S4	a,b,c	0.40%		02/23/12	16,435,000	16,435,000

Future Tax Secured Refunding Bonds Fiscal 2003 Series B		5.25%		02/01/12	125,000	125,496

Future Tax Secured Sub Bonds Fiscal 2007 Series A1		5.00%		08/01/12	880,000	903,688

Future Tax Secured Sub Bonds Fiscal 2011 Series B3		2.00%		11/01/12	500,000	506,220

New York State
GO Bonds Series 2009A		4.00%		02/15/12	100,000	100,373

GO Refunding Bonds Series 2005C		4.00%		04/15/12	700,000	707,110

GO Refunding Bonds Series 2009C		3.00%		02/01/12	100,000	100,160

New York State Dormitory Auth
CP Notes (Cornell Univ)		0.16%		03/07/12	7,655,000	7,655,000

CP Notes (Cornell Univ)		0.17%		05/09/12	20,000,000	20,000,000

Mental Health Services Facilities RB Series 1996B		6.00%		02/15/12	175,000	176,214

Mental Health Services Facilities RB Series 1996B		6.00%		08/15/12	200,000	206,612

Mental Health Services Facilities RB Series 2005C1		5.00%		02/15/12	350,000	351,852

Mental Health Services Facilities RB Series 2005D1		5.00%		02/15/12	505,000	507,874

Mental Health Services Facilities RB Series 2008A		4.00%		02/15/12	200,000	200,816

Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/12	825,000	829,552

Mental Health Services Facilities RB Series 2010A		4.00%		02/15/12	360,000	361,579

RB (NYU) Series 2009A	a,b,c	0.26%		03/29/12	12,570,000	12,570,000

Refunding RB (Consolidated Service Contract) Series 2009A		3.00%		07/01/12	500,000	506,071

State Personal Income Tax RB Series 2003A		5.50%		03/15/12	200,000	201,952

State Personal Income Tax RB Series 2007C		5.00%		03/15/12	300,000	302,784

State Personal Income Tax RB Series 2009A		5.00%		02/15/12	875,000	879,985

State Personal Income Tax Refunding RB Series 2009B		3.00%		02/15/12	150,000	150,385

New York State Mortgage Agency
Mortgage RB 47th Series		0.55%		04/01/12	640,000	640,269

New York State Power Auth
CP Series 1		0.17%		01/10/12	27,584,000	27,584,000

CP Series 1		0.17%		01/13/12	10,000,000	10,000,000

CP Series 1		0.18%	03/16/12	09/14/12	4,000,000	4,000,000

CP Series 2		0.14%		02/09/12	16,585,000	16,585,000

New York State Thruway Auth
State Personal Income Tax RB Series 2009A		4.00%		03/15/12	100,000	100,622

State Personal Income Tax RB Series 2010A		5.00%		03/15/12	1,500,000	1,513,376

See financial notes 19

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2003B1		4.00%		06/01/12	250,000	253,514

Asset-Backed RB Series 2008A		4.00%		06/01/12	1,000,000	1,014,561

Asset-Backed RB Series 2008B		5.00%		06/01/12	3,285,000	3,345,494

New York State Urban Development Corp
Service Contract Refunding RB Series 2005A		5.00%		01/01/12	2,480,000	2,480,000

Service Contract Refunding RB Series 2008D		5.00%		01/01/12	3,200,000	3,200,000

Service Contract Refunding RB Series 2010A1		3.00%		01/01/12	2,075,000	2,075,000

Service Contract Refunding RB Series 2010A2		4.00%		01/01/12	350,000	350,000

Service Contract Refunding RB Series 2010B		5.00%		01/01/12	31,940,000	31,940,000

North Tonawanda School District
BAN 2011		1.25%		09/20/12	4,964,000	4,994,796

Oceanside UFSD
TAN 2011-2012		1.25%		06/14/12	20,000,000	20,084,427

Plainedge UFSD
TAN 2011		1.25%		06/28/12	13,000,000	13,050,620

Plattsburgh City SD
GO BAN 2011		1.50%		06/29/12	7,064,388	7,098,238

Port Auth of New York & New Jersey
Consolidated Bonds 154th Series		5.00%		09/01/12	115,000	118,375

CP Series B		0.17%		01/06/12	2,200,000	2,200,000

CP Series B		0.17%		03/07/12	20,265,000	20,265,000

CP Series B		0.20%		05/01/12	8,115,000	8,115,000

Rensselaer Cnty
GO BAN 2011		1.50%		08/17/12	10,763,000	10,824,584

Rochester
BAN Series 2011-II		1.00%		08/16/12	4,390,000	4,404,959

Seaford UFSD
BAN 2011		2.00%		07/13/12	4,000,000	4,030,128

Sullivan Cnty
GO BAN Series 2011B		1.50%		03/09/12	7,895,000	7,909,050

Tarrytowns UFSD
GO BAN 2011		1.50%		02/17/12	10,600,000	10,612,202

Triborough Bridge & Tunnel Auth
General RB (MTA Bridges & Tunnels) Series 2009A1		4.00%		11/15/12	21,000,000	21,654,412

Ulster Cnty
BAN 2011		1.50%		06/08/12	7,500,000	7,536,307

Vestal
BAN 2011		1.50%		05/18/12	10,316,000	10,346,495

Watertown SD
BAN 2011		1.25%		07/26/12	15,975,000	16,039,982

Westhill CSD
GO BAN 2011		1.25%		07/27/12	21,500,000	21,591,155

Total Fixed-Rate Securities
(Cost $652,504,204)						652,504,204

Variable-Rate Securities 66.9% of net assets

New York 65.3%
Amherst IDA
Civic Facility RB (Daemen College) Series 2006B	a	0.15%		01/06/12	3,690,000	3,690,000

20 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Chautauqua Cnty IDA
Civic Facility RB (Jamestown Center City Development Corp) Series 2000A	a	0.14%		01/06/12	11,010,000	11,010,000

Colonie Local Development Corp
RB (Shaker Point at Carondelet) Series 2011	a	0.10%		01/06/12	10,000,000	10,000,000

East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home) Series 2008	a	0.11%		01/06/12	13,965,000	13,965,000

Hempstead IDA
Civic Facility RB (Hebrew Academy of the Five Towns & Rockaway Civic Facility) Series 2006	a	0.27%		01/06/12	9,370,000	9,370,000

Lancaster IDA
Civic Facility RB (2000 GreenField Manor)	a	0.17%		01/06/12	9,735,000	9,735,000

Long Island Power Auth
Electric System General RB Series 2004A	a,b,c	0.11%		01/06/12	22,275,000	22,275,000

Madison Cnty IDA
Civic Facility RB (Colgate Univ) Series 2005A	a,b,c	0.10%		01/06/12	11,845,000	11,845,000

Metropolitan Transportation Auth
Dedicated Tax Fund Bonds Series 2006A	b,c	0.09%		01/06/12	7,855,000	7,855,000

Dedicated Tax Fund Bonds Series 2006A	b,c	0.18%		01/06/12	2,740,000	2,740,000

Dedicated Tax Fund Refunding Bonds Series 2008A1	a	0.08%		01/06/12	20,875,000	20,875,000

Dedicated Tax Fund Refunding Bonds Series 2008B1	a	0.07%		01/06/12	3,585,000	3,585,000

Transportation RB Series 2003A	a,b,c	0.11%		01/06/12	10,195,000	10,195,000

Transportation RB Series 2005B	a,b,c	0.10%		01/06/12	4,995,000	4,995,000

Transportation RB Series 2007A	a,b,c	0.11%		01/06/12	31,000,000	31,000,000

Monroe Cnty IDA
Civic Facility RB Series 2004	a	0.20%		01/06/12	1,660,000	1,660,000

RB (Univ of Rochester) Series 2011A&B	a,b,c	0.11%		01/06/12	7,515,000	7,515,000

Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2008D1	b	0.14%		01/06/12	61,000,000	61,000,000

Nassau Cnty Local Economic Assistance Corp
RB Series 2011A	a	0.09%		01/06/12	5,000,000	5,000,000

New York City
GO Bonds Fiscal 1994 Series A6	a	0.20%		01/06/12	3,300,000	3,300,000

GO Bonds Fiscal 1995 Series B5	b	0.07%		01/03/12	8,600,000	8,600,000

GO Bonds Fiscal 1995 Series B7	b	0.11%		01/03/12	1,900,000	1,900,000

GO Bonds Fiscal 1995 Series F6	a	0.09%		01/06/12	50,000	50,000

GO Bonds Fiscal 2003 Series C3A	b	0.07%		01/06/12	18,780,000	18,780,000

GO Bonds Fiscal 2003 Series C3B	b	0.08%		01/06/12	27,000,000	27,000,000

GO Bonds Fiscal 2003 Series C4	a	0.07%		01/06/12	36,500,000	36,500,000

GO Bonds Fiscal 2004 Series H1	a	0.02%		01/03/12	6,140,000	6,140,000

GO Bonds Fiscal 2004 Series H2	a	0.06%		01/06/12	2,560,000	2,560,000

GO Bonds Fiscal 2004 Series J	b,c	0.10%		01/06/12	7,670,000	7,670,000

GO Bonds Fiscal 2005 Series G	b,c	0.10%		01/06/12	7,555,000	7,555,000

GO Bonds Fiscal 2005 Series J	b,c	0.10%		01/06/12	7,015,000	7,015,000

GO Bonds Fiscal 2005 Series O	b,c	0.10%		01/06/12	7,000,000	7,000,000

GO Bonds Fiscal 2006 Series F4B	a	0.06%		01/06/12	2,300,000	2,300,000

GO Bonds Fiscal 2006 Series I5	a	0.04%		01/03/12	8,000,000	8,000,000

GO Bonds Fiscal 2006 Series I6	a	0.04%		01/03/12	660,000	660,000

GO Bonds Fiscal 2008 Series E	b,c	0.11%		01/06/12	18,695,000	18,695,000

GO Bonds Fiscal 2008 Series J10	a	0.05%		01/06/12	12,000,000	12,000,000

GO Bonds Fiscal 2008 Series L1	b,c	0.10%		01/06/12	6,660,000	6,660,000

See financial notes 21

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2008 Series L6	b	0.02%		01/03/12	4,235,000	4,235,000

GO Bonds Fiscal 2009 Series I1	b,c	0.10%		01/06/12	14,740,000	14,740,000

GO Bonds Fiscal 2012 Series D3	a	0.02%		01/03/12	5,800,000	5,800,000

New York City Housing Development Corp
M/F Housing RB Series 2009C1	b,c	0.10%		01/06/12	6,000,000	6,000,000

M/F Housing RB Series 2010B	b,c	0.12%		01/06/12	31,275,000	31,275,000

New York City IDA
Liberty RB (F.C. Hanson Office Assoc) Series 2004	a	0.09%		01/06/12	3,415,000	3,415,000

New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2003 Series E	b,c	0.10%		01/06/12	4,995,000	4,995,000

Water & Sewer System RB Fiscal 2003 Series F1A	b	0.04%		01/06/12	15,790,000	15,790,000

Water & Sewer System RB Fiscal 2005 Series D	b,c	0.10%		01/06/12	8,895,000	8,895,000

Water & Sewer System RB Fiscal 2005 Series D	b,c	0.17%		01/06/12	5,800,000	5,800,000

Water & Sewer System RB Fiscal 2006 Series A	a,b,c	0.09%		01/06/12	9,935,000	9,935,000

Water & Sewer System RB Fiscal 2006 Series A	b,c	0.10%		01/06/12	22,920,000	22,920,000

Water & Sewer System RB Fiscal 2006 Series AA1	b	0.05%		01/03/12	5,625,000	5,625,000

Water & Sewer System RB Fiscal 2006 Series D	b,c	0.16%		01/06/12	13,000,000	13,000,000

Water & Sewer System RB Fiscal 2007 Series A	b,c	0.16%		01/06/12	14,750,000	14,750,000

Water & Sewer System RB Fiscal 2007 Series CC2	b	0.05%		01/03/12	525,000	525,000

Water & Sewer System RB Fiscal 2009 Series DD	b,c	0.10%		01/06/12	5,205,000	5,205,000

Water & Sewer System RB Fiscal 2009 Series GG1	b,c	0.07%		01/03/12	1,820,000	1,820,000

Water & Sewer System RB Fiscal 2012 Series A1	b	0.02%		01/03/12	10,315,000	10,315,000

Water & Sewer System RB Fiscal 2012 Series A2	b	0.02%		01/03/12	16,015,000	16,015,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S2	b,c	0.11%		01/06/12	9,590,000	9,590,000

Building Aid RB Fiscal 2009 Series S5	a,b,c	0.12%		01/06/12	18,080,000	18,080,000

Future Tax Secured Bonds Fiscal 1999 Series A1	b	0.08%		01/06/12	3,000,000	3,000,000

Future Tax Secured Bonds Fiscal 2010 Series A1	b,c	0.10%		01/06/12	11,000,000	11,000,000

Future Tax Secured Refunding Sr Bonds Fiscal 2003 Series A2	a	0.06%		01/03/12	9,000,000	9,000,000

Future Tax Secured Refunding Sr Bonds Fiscal 2003 Series A4	b	0.04%		01/03/12	8,645,000	8,645,000

Future Tax Secured Sub Bonds Fiscal 2007 Series C1	b,c	0.17%		01/06/12	6,000,000	6,000,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1	b,c	0.10%		01/06/12	3,750,000	3,750,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1	b,c	0.11%		01/06/12	2,800,000	2,800,000

Recovery Bonds Fiscal 2003 Series 2C	b	0.06%		01/06/12	7,000,000	7,000,000

Recovery Bonds Fiscal 2003 Series 2D	b	0.08%		01/06/12	2,500,000	2,500,000

Recovery Bonds Fiscal 2003 Series 3H	b	0.05%		01/03/12	8,065,000	8,065,000

New York City Trust for Cultural Resources
RB (Lincoln Center for the Performing Arts) Series 2008B1	a	0.07%		01/06/12	4,950,000	4,950,000

Refunding RB (American Museum of Natural History) Series 2004A	b,c	0.11%		01/06/12	3,745,000	3,745,000

Refunding RB (American Museum of Natural History) Series 2008B3	b	0.04%		01/06/12	1,375,000	1,375,000

Refunding RB (Lincoln Center for the Performing Arts) Series 2008A1	a	0.08%		01/03/12	7,840,000	7,840,000

New York Liberty Development Corp
Liberty RB (1 World Trade Center) Series 2011	b,c	0.10%		01/06/12	4,200,000	4,200,000

New York State Dormitory Auth
Hospital RB (NY & Presbyterian Hospital) Series 2007	a,b,c	0.11%		01/06/12	9,900,000	9,900,000

RB (Cornell Univ) Series 2006A	b,c	0.20%		01/06/12	9,865,000	9,865,000

RB (Cornell Univ) Series 2009A	b,c	0.16%		01/06/12	5,025,000	5,025,000

RB (Culinary Institute of America) Series 2004D	a	0.06%		01/06/12	2,725,000	2,725,000

22 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Highland Community Development Corp) Series 1994B	a	0.06%		01/06/12	8,700,000	8,700,000

RB (NYU) Series 2009A	b,c	0.10%		01/06/12	13,095,000	13,095,000

RB (NYU) Series 2009A	b,c	0.17%		01/06/12	7,085,000	7,085,000

RB (St John’s Univ) Series 2008A	a	0.08%		01/06/12	2,710,000	2,710,000

State Personal Income Tax RB Series 2005F	b,c	0.10%		01/06/12	11,930,000	11,930,000

State Personal Income Tax RB Series 2006D	b,c	0.10%		01/06/12	22,500,000	22,500,000

State Personal Income Tax RB Series 2007A	b,c	0.10%		01/06/12	3,000,000	3,000,000

State Personal Income Tax RB Series 2009A	b,c	0.10%		01/06/12	2,500,000	2,500,000

State Personal Income Tax RB Series 2010F	b,c	0.20%		01/06/12	5,000,000	5,000,000

New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2005A3	a	0.07%		01/06/12	11,520,000	11,520,000

New York State Environmental Facilities Corp
Clean Water & Drinking Water Revolving Funds RB Series 2002B	b,c	0.11%		01/06/12	16,625,000	16,625,000

State Revolving Funds RB Series 2010C	b,c	0.10%		01/06/12	6,600,000	6,600,000

New York State HFA
Housing RB (100 Maiden Lane) Series 2004A	a	0.08%		01/06/12	4,500,000	4,500,000

Housing RB (2180 Broadway) Series 2011A	a	0.06%		01/06/12	56,700,000	56,700,000

Housing RB (600 W 42nd St) Series 2009A	a	0.07%		01/06/12	75,040,000	75,040,000

Housing RB (College Arms Apts) Series 2008A	a	0.10%		01/06/12	6,995,000	6,995,000

Housing RB (Gotham West) Series 2011A1	a	0.06%		01/06/12	29,000,000	29,000,000

Housing RB (Gotham West) Series 2011A2	a	0.04%		01/06/12	21,205,000	21,205,000

Housing RB (North End Ave) Series 2004A	a	0.09%		01/06/12	2,300,000	2,300,000

New York State Local Government Assistance Corp
Sr Lien Refunding Bonds Series 2008B-AV	b	0.07%		01/06/12	3,930,000	3,930,000

New York State Power Auth
RB Series 2007A	b,c	0.11%		01/06/12	3,210,000	3,210,000

New York State Thruway Auth
General RB Series G	a,b,c	0.30%		01/06/12	3,950,000	3,950,000

General RB Series H	a,b,c	0.09%		01/06/12	17,495,000	17,495,000

New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2003A1C	b,c	0.12%		01/06/12	4,795,000	4,795,000

New York State Urban Development Corp
State Personal Income Tax RB Series 2004A3A	b	0.05%		01/06/12	10,000,000	10,000,000

State Personal Income Tax RB Series 2005B	b,c	0.10%		01/06/12	9,195,000	9,195,000

State Personal Income Tax RB Series 2009A1	b,c	0.10%		01/06/12	7,535,000	7,535,000

State Personal Income Tax RB Series 2009B1	b,c	0.10%		01/06/12	4,000,000	4,000,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series	a,b,c	0.09%		01/06/12	5,215,000	5,215,000

Consolidated Bonds 144th Series	b,c	0.10%		01/06/12	750,000	750,000

Consolidated Bonds 148th Series	b,c	0.11%		01/06/12	44,580,000	44,580,000

Consolidated Bonds 148th Series	b,c	0.16%		01/06/12	13,000,000	13,000,000

Consolidated Bonds 160th Series	b,c	0.10%		01/06/12	1,875,000	1,875,000

Consolidated Bonds 166th Series	b,c	0.09%		01/06/12	2,150,000	2,150,000

Rockland County IDA
RB (Assisted Living At Northern Riverview) Series 1999	a	0.20%		01/06/12	8,865,000	8,865,000

Sales Tax Asset Receivable Corp
RB Fiscal 2005 Series A	b,c	0.11%		01/06/12	8,815,000	8,815,000

Schenectady IDA
RB (Sunnyview Hospital & Rehabilitation Center) Series 2003A	a	0.15%		01/06/12	6,645,000	6,645,000

RB (Sunnyview Hospital & Rehabilitation Center) Series 2003B	a	0.15%		01/06/12	4,070,000	4,070,000

See financial notes 23

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Syracuse IDA
Civic Facility RB (Syracuse Univ) Series 2005A	a	0.07%		01/06/12	12,190,000	12,190,000

Triborough Bridge & Tunnel Auth
General Purpose RB Series 2001A	b,c	0.10%		01/06/12	7,400,000	7,400,000

General RB (MTA Bridges & Tunnels) Series 2008C	b,c	0.20%		01/06/12	1,100,000	1,100,000

General RB (MTA Bridges and Tunnels) Series 2009A2	b,c	0.17%		01/06/12	6,500,000	6,500,000

Sub Refunding RB Series 2002E	b,c	0.11%		01/06/12	13,720,000	13,720,000

Ulster Cnty IDA
Civic Facility RB (Kingston Regional Sr Living Corp) Series 2007C	a	0.24%		01/06/12	6,690,000	6,690,000

Westchester Cnty IDA
Civic Facility RB (Catharine Field Home) Series 2001	a	0.24%		01/06/12	6,835,000	6,835,000

Mortgage RB (Kendal on Hudson) Series 2007	a	0.24%		01/06/12	28,000,000	28,000,000

						1,320,320,000

Puerto Rico 1.6%
Puerto Rico
Public Improvement Refunding Bonds Series 2003C5-2	a	0.05%		01/06/12	16,000,000	16,000,000

Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a	0.07%		01/06/12	1,950,000	1,950,000

Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	b,c	0.18%		01/06/12	14,365,000	14,365,000

						32,315,000

Total Variable-Rate Securities
(Cost $1,352,635,000)						1,352,635,000

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $2,005,139,204.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $663,295,000 or 32.8% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

24 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$2,005,139,204
Cash		11,013,959
Receivables:
Investments sold		5,090,000
Interest		2,880,799
Fund shares sold		73,500
Prepaid expenses	+	21,053

Total assets		2,024,218,515

Liabilities

Payables:
Investments bought		1,500,000
Investment adviser and administrator fees		22,758
Fund shares redeemed		53,549
Accrued expenses	+	42,360

Total liabilities		1,618,667

Net Assets

Total assets		2,024,218,515
Total liabilities	−	1,618,667

Net assets		$2,022,599,848

Net Assets by Source
Capital received from investors		2,022,599,848

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,623,814,429		1,622,713,346		$1.00
Value Advantage Shares	$398,785,419		398,505,288		$1.00

See financial notes 25

 Schwab New York AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$5,663,609

Expenses

Investment adviser and administrator fees		6,779,132
Shareholder service fees:
Sweep Shares		5,492,312
Value Advantage Shares		1,002,093
Portfolio accounting fees		96,508
Custodian fees		50,640
Shareholder reports		50,547
Registration fees		44,209
Professional fees		39,875
Trustees’ fees		39,412
Transfer agent fees		27,582
Interest expense		4,028
Other expenses	+	51,637

Total expenses		13,677,975
Expense reduction by CSIM and/or Schwab	−	8,212,781
Custody credits	−	3,886

Net expenses	−	5,461,308

Net investment income		202,301

Realized Gains (Losses)

Net realized gains on investments		187,562

Increase in net assets resulting from operations		$389,863

26 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$202,301	$221,636
Net realized gains	+	187,562	543,450

Increase in net assets from operations		389,863	765,086

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(156,793)	(154,831)
Value Advantage Shares	+	(45,508)	(66,805)

Total distributions from net investment income		(202,301)	(221,636)

Distributions from net realized gains
Sweep Shares		(97,356)	(416,676)
Value Advantage Shares	+	(23,907)	(143,425)

Total distributions from net realized gains		(121,263)	(560,101)

Total distributions		(323,564)	(781,737)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		4,708,760,291	4,720,993,181
Value Advantage Shares	+	55,413,441	96,055,187

Total shares sold		4,764,173,732	4,817,048,368

Shares Reinvested
Sweep Shares		248,568	562,413
Value Advantage Shares	+	65,696	189,735

Total shares reinvested		314,264	752,148

Shares Redeemed
Sweep Shares		(4,629,976,101)	(4,799,722,262)
Value Advantage Shares	+	(187,103,732)	(435,603,880)

Total shares redeemed		(4,817,079,833)	(5,235,326,142)

Net transactions in fund shares		(52,591,837)	(417,525,626)

Net Assets

Beginning of period		2,075,125,386	2,492,667,663
Total decrease	+	(52,525,538)	(417,542,277)

End of period		$2,022,599,848	$2,075,125,386

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 27

Schwab New Jersey AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.02		0.02		0.09		1.66	3.02

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.26	[2]	0.33	[2]	0.56	[2,3]	0.64	0.66 [4]
Gross operating expenses	0.74		0.73		0.76		0.74	0.76
Net investment income (loss)	0.01		0.01		0.08		1.63	2.96
Net assets, end of period ($ x 1,000,000)	596		635		721		835	726

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.53% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.65% if tax expenses had not been incurred.

28 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

23.5%	Fixed-Rate Securities	139,994,424	139,994,424
71.6%	Variable-Rate Securities	427,255,000	427,255,000

95.1%	Total Investments	567,249,424	567,249,424
4.9%	Other Assets and Liabilities, Net		29,221,520

100.0%	Net Assets		596,470,944

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 23.5% of net assets

New Jersey 23.5%
Brick Township
BAN Series 2011A		1.25%		09/28/12	14,700,611	14,800,317

Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2011		2.00%		10/10/12	4,300,000	4,350,610

East Brunswick
BAN		2.00%		01/06/12	7,195,000	7,196,322

BAN		2.00%		04/13/12	7,000,000	7,023,818

BAN	d	2.00%		01/04/13	12,777,000	12,924,319

Essex Cnty
BAN Series 2011		1.25%		09/28/12	4,000,000	4,030,114

Hamilton Township
BAN Series 2011A&B		2.00%		06/14/12	8,046,000	8,100,122

Hudson Cnty Improvement Auth
Pooled Notes Series 2011 I1		2.00%		08/17/12	7,000,000	7,056,522

Pooled Notes Series 2011G1		2.00%		01/09/12	4,800,000	4,801,200

Livingston Township
BAN		1.50%		02/02/12	5,000,000	5,003,698

Middlesex Cnty Improvement Auth
Open Space Trust Fund Refunding RB Series 2011		1.25%		09/15/12	845,000	848,728

Monroe Township
BAN		2.00%		02/07/12	5,640,000	5,646,485

New Jersey
GO Refunding Bonds Series H		5.25%		07/01/12	2,150,000	2,202,265

GO Refunding Bonds Series O		4.00%		08/01/12	200,000	203,937

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2004B		5.25%		12/15/12	2,390,000	2,500,053

Transportation System Bonds Series 2005A		5.25%		12/15/12	250,000	260,914

Transportation System Bonds Series 2006C	a,b,c,e	0.26%		02/02/12	14,005,000	14,005,000

Transportation System Bonds Series 2009A	a,b,c	0.25%		05/09/12	13,290,000	13,290,000

See financial notes 29

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Port Auth of New York & New Jersey
CP Series B		0.17%		01/06/12	15,000,000	15,000,000

CP Series B		0.17%		03/07/12	2,900,000	2,900,000

CP Series B		0.17%		05/09/12	6,000,000	6,000,000

Rutgers State Univ
CP Series A&B	b	0.18%		01/12/12	1,850,000	1,850,000

Total Fixed-Rate Securities
(Cost $139,994,424)						139,994,424

Variable-Rate Securities 71.6% of net assets

New Jersey 67.2%
Delaware River Port Auth
Refunding RB Series 2008A	a,e	0.06%		01/06/12	27,330,000	27,330,000

Refunding RB Series 2008B	a	0.08%		01/06/12	2,970,000	2,970,000

Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2003B	b,c	0.16%		01/06/12	3,500,000	3,500,000

Open Space & Farmland Preservation Bonds Series 2005A	b,c	0.10%		01/06/12	4,190,000	4,190,000

Gloucester Cnty
Pollution Control Refunding RB (ExxonMobil) Series 2003		0.01%		01/03/12	515,000	515,000

New Jersey Building Auth
State Building RB Series 2003A3	a	0.07%		01/06/12	13,125,000	13,125,000

State Building RB Series 2003A4	a	0.07%		01/06/12	10,130,000	10,130,000

New Jersey Economic Development Auth
Economic Development Bonds (Frisch School) Series 2006	a	0.23%		01/06/12	14,000,000	14,000,000

Gas Facilities Refunding RB (Pivotal Utility Holdings) Series 2005	a	0.04%		01/03/12	18,000,000	18,000,000

Motor Vehicle Surcharge RB Series 2004A	a,b,c	0.20%		01/06/12	5,715,000	5,715,000

RB (Applewood Estates) Series 2005B	a	0.05%		01/06/12	3,800,000	3,800,000

RB (Cooper Health) Series 2008A	a	0.08%		01/06/12	3,800,000	3,800,000

RB (Crane’s Mill) Series 2008B	a	0.09%		01/06/12	2,380,000	2,380,000

RB (Princeton Day School) Series 2005	a	0.08%		01/06/12	10,000,000	10,000,000

RB (Princeton Montessori Society) Series 2006	a	0.39%		01/06/12	4,905,000	4,905,000

RB (Wyckoff Family YMCA) 2003	a	0.11%		01/06/12	3,440,000	3,440,000

Refunding RB (Crane’s Mill) Series 2005B	a	0.09%		01/06/12	900,000	900,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.10%		01/06/12	11,395,000	11,395,000

New Jersey Educational Facilities Auth
RB (Princeton Univ) Series 2007F	b,c	0.09%		01/06/12	6,435,000	6,435,000

Refunding & RB (Princeton Univ) Series 2005A & 2007E	b,c	0.09%		01/06/12	3,600,000	3,600,000

Refunding RB (Seton Hall Univ) Series 2008D	a	0.06%		01/06/12	1,680,000	1,680,000

New Jersey Health Care Facilities Financing Auth
RB (Atlantic Health System Hospital Corp) Series 2008C	a	0.07%		01/06/12	7,000,000	7,000,000

RB (Atlantic Health System Hospital Corp) Series 2011	a,b,c	0.11%		01/06/12	12,445,000	12,445,000

RB (Composite Program) Series 2003A2	a	0.19%		01/06/12	2,200,000	2,200,000

RB (Composite Program) Series 2003AB	a	0.04%		01/06/12	3,200,000	3,200,000

RB (Composite Program) Series 2006A1	a	0.05%		01/06/12	5,535,000	5,535,000

RB (Composite Program) Series 2006A3	a	0.05%		01/06/12	3,165,000	3,165,000

RB (Hospital Capital Asset Financing Program) Series 1985A	a	0.09%		01/06/12	10,700,000	10,700,000

RB (Meridian Health) Series 2003A	a	0.07%		01/06/12	27,000,000	27,000,000

RB (Recovery Management Systems) Series 2005	a	0.09%		01/06/12	900,000	900,000

30 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Robert Wood Johnson Univ Hospital) Series 2004	a	0.04%		01/06/12	7,525,000	7,525,000

RB (Somerset Medical Center) Series 2008	a	0.08%		01/06/12	2,745,000	2,745,000

RB (Virtua Health) Series 2004	a	0.04%		01/06/12	3,710,000	3,710,000

RB (Virtua Health) Series 2009D	a	0.07%		01/06/12	5,500,000	5,500,000

RB (Virtua Health) Series 2009E	a	0.05%		01/06/12	6,000,000	6,000,000

Refunding RB (Underwood-Memorial Hospital) Series 2008	a	0.07%		01/06/12	775,000	775,000

New Jersey Housing & Mortgage Finance Agency
M/F RB Series 2008B	a	0.09%		01/06/12	8,820,000	8,820,000

S/F Housing RB Series 2008BB	b	0.07%		01/06/12	17,000,000	17,000,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005B&2006A	a,b,c	0.11%		01/06/12	12,000,000	12,000,000

Transportation System Bonds Series 2006C	a,b,c	0.09%		01/06/12	12,755,000	12,755,000

Transportation System Bonds Series 2006C	a,b,c,e	0.16%		01/06/12	12,360,000	12,360,000

Transportation System Bonds Series 2006C	a,b,c	0.18%		01/06/12	9,500,000	9,500,000

Transportation System Bonds Series 2006C	a,b,c	0.26%		01/06/12	5,000,000	5,000,000

Transportation System Bonds Series 2007A	a,b,c	0.16%		01/06/12	7,400,000	7,400,000

New Jersey Turnpike Auth
RB Series 2009A	a	0.09%		01/06/12	4,225,000	4,225,000

RB Series 2009C	a	0.05%		01/06/12	2,400,000	2,400,000

Refunding RB Series 2005A	a,b,c	0.25%		01/06/12	6,500,000	6,500,000

Newark Housing Auth
Port Auth-Port Newark Marine Terminal Refunding Bonds (Newark Redevelopment) Series 2007	a,b,c	0.26%		01/06/12	3,355,000	3,355,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series	a,b,c,e	0.09%		01/06/12	8,610,000	8,610,000

Consolidated Bonds 144th Series	b,c	0.10%		01/06/12	10,135,000	10,135,000

Consolidated Bonds 148th Series	b,c,e	0.11%		01/06/12	16,000,000	16,000,000

Consolidated Bonds 148th Series	b,c	0.11%		01/06/12	1,000,000	1,000,000

Consolidated Bonds 156th Series	b,c	0.10%		01/06/12	1,400,000	1,400,000

Consolidated Bonds 160th Series	b,c	0.10%		01/06/12	625,000	625,000

Consolidated Bonds 166th Series	b,c	0.09%		01/06/12	2,150,000	2,150,000

Rutgers State Univ
GO Bonds Series 2009F	b,c	0.10%		01/06/12	2,815,000	2,815,000

GO Bonds Series 2009G	b	0.05%		01/03/12	1,000,000	1,000,000

GO Refunding Bonds Series 2002A	b	0.03%		01/03/12	5,205,000	5,205,000

Union Cnty Pollution Control Finance Auth
Refunding RB (Exxon) Series 1994		0.01%		01/03/12	500,000	500,000

						400,965,000

Puerto Rico 4.4%
Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a	0.07%		01/06/12	15,375,000	15,375,000

Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	b,c	0.18%		01/06/12	4,115,000	4,115,000

Sales Tax RB Sr Series 2011C	b,c	0.11%		01/06/12	6,800,000	6,800,000

						26,290,000

Total Variable-Rate Securities
(Cost $427,255,000)						427,255,000

End of Investments.

See financial notes 31

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

At 12/31/11, the tax basis cost of the fund’s investments was $567,249,424.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $197,095,000 or 33.0% of net assets.
d	Delayed-delivery security.
e	All or a portion of this security is designated as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

32 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$567,249,424
Cash		39,922,683
Receivables:
Investments sold		1,360,000
Interest		887,183
Prepaid expenses	+	6,745

Total assets		609,426,035

Liabilities

Payables:
Investments bought		12,924,319
Investment adviser and administrator fees		3,180
Shareholder services fees		1,838
Accrued expenses	+	25,754

Total liabilities		12,955,091

Net Assets

Total assets		609,426,035
Total liabilities	−	12,955,091

Net assets		$596,470,944

Net Assets by Source
Capital received from investors		596,470,944

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$596,470,944		595,871,602		$1.00

See financial notes 33

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$1,608,359

Expenses

Investment adviser and administrator fees		2,107,100
Shareholder service fees		2,107,100
Portfolio accounting fees		52,075
Trustees’ fees		34,530
Professional fees		32,598
Registration fees		21,326
Shareholder reports		19,187
Custodian fees		17,894
Transfer agent fees		14,759
Interest expense		2,614
Other expenses	+	15,869

Total expenses		4,425,052
Expense reduction by CSIM and/or Schwab	−	2,875,063
Custody credits	−	1,773

Net expenses	−	1,548,216

Net investment income		60,143

Realized Gains (Losses)

Net realized gains on investments		47,034

Increase in net assets resulting from operations		$107,177

34 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$60,143	$67,005
Net realized gains	+	47,034	35,090

Increase in net assets from operations		107,177	102,095

Distributions to Shareholders

Distributions from net investment income		(60,143)	(67,005)
Distributions from net realized gains	+	(29,792)	(38,038)

Total distributions		(89,935)	(105,043)

Transactions in Fund Shares*

Shares sold		1,614,916,925	1,664,249,661
Shares reinvested		88,098	102,913
Shares redeemed	+	(1,653,156,263)	(1,750,284,719)

Net transactions in fund shares		(38,151,240)	(85,932,145)

Net Assets

Beginning of period		634,604,942	720,540,035
Total decrease	+	(38,133,998)	(85,935,093)

End of period		$596,470,944	$634,604,942

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 35

Schwab Pennsylvania Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	(0.00)[1]		0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.04		0.19		1.74	3.06

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[2]	0.36	[2]	0.59	[2,3]	0.65	0.65
Gross operating expenses	0.74		0.74		0.76		0.75	0.77
Net investment income (loss)	0.01		0.01		0.20		1.71	3.00
Net assets, end of period ($ x 1,000,000)	485		465		529		631	525

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

36 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

20.0%	Fixed-Rate Securities	96,579,958	96,579,958
80.0%	Variable-Rate Securities	387,769,331	387,769,331

100.0%	Total Investments	484,349,289	484,349,289
0.0%	Other Assets and Liabilities, Net		239,847

100.0%	Net Assets		484,589,136

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 20.0% of net assets

Pennsylvania 20.0%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2008B		5.00%		06/15/12	1,400,000	1,428,963

RB (Univ of Pittsburgh Medical Center) Series 2010A		4.00%		05/15/12	855,000	866,314

Allegheny Cnty IDA
RB (St. Joseph High School) Series 2009	a	0.45%		12/01/12	6,000,000	6,000,000

Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	a,b,c	0.40%		02/23/12	5,000,000	5,000,000

Pennsylvania
GO Bonds First Series 2003		5.00%		01/01/12	1,400,000	1,400,000

GO Bonds First Series 2004		5.25%		02/01/12	250,000	251,032

GO Bonds Fourth Series 2004		5.00%		07/01/12	350,000	357,805

GO Bonds Second Series 2002		5.50%		05/01/12	100,000	101,633

GO Bonds Second Series 2005		5.25%		01/01/12	300,000	300,000

GO Bonds Third Series 2004		5.00%		09/01/12	400,000	411,930

GO Refunding Bonds First Series 2008		5.00%		08/01/12	425,000	436,587

Pennsylvania Higher Educational Facilities Auth
RB (Bryn Mawr College) Series 2009		0.43%		02/02/12	5,000,000	5,000,000

RB (Robert Morris College) Series 2000F2	a	0.60%		05/01/12	2,400,000	2,400,000

RB (Univ of Pittsburgh Medical Center) Series 2010E		3.50%		05/15/12	1,695,000	1,713,738

Pennsylvania Infrastructure Investment Auth
CP Revenue Notes Series 2010A	a	0.23%		02/06/12	11,200,000	11,200,000

Philadelphia
TRAN 2011-2012 Series A		2.00%		06/29/12	10,000,000	10,080,956

Water & Wastewater Refunding RB Series 2007B	a,b,c	0.23%		01/26/12	13,700,000	13,700,000

Pittsburgh Water & Sewer Auth
Sub Refunding RB Series 2008C1A	a	0.45%		09/01/12	2,500,000	2,500,000

Sub Refunding RB Series 2008C1B	a	0.45%		09/01/12	5,065,000	5,065,000

See financial notes 37

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Pittsburgh
Capital Project & Refunding Bonds Series 2005C		0.18%		01/05/12	20,000,000	20,000,000

Capital Project & Refunding Bonds Series 2007B		0.17%		02/02/12	4,866,000	4,866,000

Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2001B	a	0.47%		07/01/12	3,500,000	3,500,000

Total Fixed-Rate Securities
(Cost $96,579,958)						96,579,958

Variable-Rate Securities 80.0% of net assets

Pennsylvania 70.4%
Adams Cnty IDA
RB (Brethren Home Community) Series 2007	a	0.13%		01/06/12	6,815,000	6,815,000

Allegheny Cnty Hospital Development Auth
RB (UPMC Senior Communities) Series 2003	a	0.10%		01/06/12	6,600,000	6,600,000

Allegheny Cnty IDA
Heath Care Facilities RB (Longwood at Oakmont) Series 2011A	a	0.06%		01/03/12	3,970,000	3,970,000

Beaver Cnty IDA
Pollution Control Refunding RB (PA Electric Co) Series 2005B	a	0.03%		01/03/12	8,000,000	8,000,000

Berks Cnty IDA
Student Housing RB (CHF-Kutztown Servicing UPenn) Series 2007A	a	0.50%		01/06/12	5,425,000	5,425,000

Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.29%		01/06/12	12,110,000	12,110,000

Bucks Cnty IDA
RB (Pennswood Village) Series 2007B	a	0.15%		01/06/12	8,320,000	8,320,000

Butler Cnty IDA
RB (Armco) Series 1996A	a	0.13%		01/06/12	6,650,000	6,650,000

RB (Butler Cnty Family YMCA) Series 2005	a	0.12%		01/06/12	4,180,000	4,180,000

Chester Cnty Industrial Dev Auth
RB (Archdiocese of Philadelphia) Series 2001	a	0.07%		01/06/12	3,500,000	3,500,000

Commonwealth Financing Auth
RB Series 2006A	b,c	0.11%		01/06/12	9,850,000	9,850,000

Cumberland Cnty Municipal Auth
RB (Presbyterian Homes) Series 1993A	a	0.12%		01/06/12	2,000,000	2,000,000

Delaware Cnty IDA
Resource Recovery Refunding RB Series 1997G		0.07%		01/06/12	4,910,000	4,910,000

Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c	0.15%		01/06/12	315,000	315,000

Delaware River Port Auth
Refunding RB Series 2008B	a	0.08%		01/06/12	475,000	475,000

Emmaus General Auth
Local Government RB (East Penn SD) Series 1989F19	a	0.10%		01/06/12	500,000	500,000

Local Government RB (Saucon Valley SD) Series 1989G19	a	0.10%		01/06/12	1,100,000	1,100,000

Geisinger Auth
Health System RB (Geisinger Health) Series 2011A1	b,c	0.11%		01/06/12	4,795,000	4,795,000

Health System RB (Geisinger Health) Series 2011B	b	0.02%		01/03/12	10,275,000	10,275,000

Health System RB (Geisinger Health) Series 2011C	b	0.02%		01/03/12	4,915,000	4,915,000

Lancaster Cnty Hospital Auth
Health Center RB (Masonic Homes) Series 2008D	a	0.05%		01/03/12	1,000,000	1,000,000

RB (Landis Homes Retirement Community) Series 2002	a	0.15%		01/06/12	4,535,000	4,535,000

RB (Landis Homes Retirement Community) Series 2009	a	0.15%		01/06/12	12,255,000	12,255,000

Lehigh Cnty General Purpose Auth
Hospital RB (Lehigh Valley Health Network) Series 2008C	a	0.09%		01/03/12	2,000,000	2,000,000

38 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2004A	a,b,c	0.16%		01/06/12	5,000,000	5,000,000

North Hampton Cnty
RB (Binney & Smith) Series 1997A	a	0.24%		01/06/12	7,500,000	7,500,000

Owen J. Roberts SD
GO Notes Series 2006	b,c	0.11%		01/06/12	1,375,000	1,375,000

Pennsylvania
GO Bonds Second Series 2007A	b,c	0.09%		01/06/12	6,535,000	6,535,000

Pennsylvania Economic Development Financing Auth
RB (Amtrak) Series 2001B	a	0.12%		01/06/12	8,690,000	8,690,000

RB (Lithographers Real Estate) Series 2008B1	a	0.13%		01/06/12	3,600,000	3,600,000

Refunding RB (Aqua Pennsylvania) Series 2010A	a,b,c	0.15%		01/06/12	7,500,000	7,500,000

Pennsylvania HFA
S/F Mortgage RB Series 2002-73A&74B	b,c	0.19%		01/06/12	1,005,000	1,005,000

S/F Mortgage RB Series 2002-74A	b	0.08%		01/06/12	17,700,000	17,700,000

S/F Mortgage RB Series 2002-75A	b	0.08%		01/06/12	12,090,000	12,090,000

S/F Mortgage RB Series 2004-81C	b	0.08%		01/06/12	6,695,000	6,695,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	b,c	0.26%		01/06/12	1,196,331	1,196,331

S/F Mortgage RB Series 2006-94B	b	0.08%		01/06/12	2,700,000	2,700,000

S/F Mortgage RB Series 2006-96A	b,c	0.23%		01/06/12	9,145,000	9,145,000

S/F Mortgage RB Series 2006-99A, 2007-99A&100A	b,c	0.16%		01/06/12	2,180,000	2,180,000

S/F Mortgage RB Series 2007-100A	b,c	0.27%		01/06/12	3,188,000	3,188,000

S/F Mortgage RB Series 2007-99A	b,c	0.26%		01/06/12	4,680,000	4,680,000

S/F Mortgage RB Series 2008-102C	b	0.23%		01/06/12	11,365,000	11,365,000

S/F Mortgage RB Series 2009-105C	b,c	0.20%		01/06/12	2,000,000	2,000,000

Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Indep Colleges & Univs of PA) Series 2001-I1	a	0.13%		01/06/12	5,500,000	5,500,000

RB (Drexel Univ) Second Series 2000	a	0.08%		01/06/12	8,250,000	8,250,000

RB (Drexel Univ) Series 2005C	a,b,c	0.11%		01/06/12	4,020,000	4,020,000

RB (Thomas Jefferson Univ) Series 2008B	a	0.07%		01/06/12	2,590,000	2,590,000

Pennsylvania State Turnpike Commission
Motor License Fund Turnpike Sub Special RB Series 2011B	b,c	0.11%		01/06/12	3,980,000	3,980,000

Sub Special RB Series 2011B	b,c	0.11%		01/06/12	5,210,000	5,210,000

Turnpike RB Series 2004A	a,b,c	0.07%		01/06/12	2,000,000	2,000,000

Turnpike RB Series 2011C1	a,b,c	0.10%		01/06/12	6,980,000	6,980,000

Philadelphia
Airport Refunding RB Series 2005C1	a	0.08%		01/06/12	10,000,000	10,000,000

GO Refunding Bonds Series 2009B	a	0.06%		01/06/12	15,285,000	15,285,000

Water & Wastewater RB Series 1997B	a	0.06%		01/06/12	8,250,000	8,250,000

Philadelphia Hospital & Higher Educational Facilities Auth
RB (Children’s Hospital of Philadelphia) Series 2011B	b	0.05%		01/03/12	600,000	600,000

Philadelphia IDA
Lease Refunding RB Series 2007B2	a	0.07%		01/06/12	9,330,000	9,330,000

Lease Refunding RB Series 2007B3	a	0.07%		01/06/12	2,000,000	2,000,000

Philadelphia Municipal Auth
Lease RB Series 2009	a,b,c	0.11%		01/06/12	6,875,000	6,875,000

Philadelphia SD
GO Refunding Bonds Series 2009C	a	0.08%		01/06/12	1,595,000	1,595,000

Univ of Pittsburgh
Capital Project Bonds Series 2009B	b,c	0.10%		01/06/12	4,135,000	4,135,000

See financial notes 39

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Washington Cnty Auth
Refunding RB (Univ of Pennsylvania) Series 2004		0.06%		01/06/12	3,490,000	3,490,000

Washington Cnty Hospital Auth
Hospital RB (Monongahela Valley) Series 2011A	a	0.07%		01/06/12	2,540,000	2,540,000

						341,269,331

Puerto Rico 2.7%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	b,c	0.18%		01/06/12	13,000,000	13,000,000

Other Investments 6.9%
BlackRock MuniYield Pennsylvania Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		01/06/12	12,500,000	12,500,000

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	11,000,000	11,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		01/06/12	10,000,000	10,000,000

						33,500,000

Total Variable-Rate Securities
(Cost $387,769,331)						387,769,331

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $484,349,289.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $157,164,331 or 32.4% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

40 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$484,349,289
Cash		4,706
Receivables:
Investments sold		25,000
Interest		239,704
Prepaid expenses	+	4,578

Total assets		484,623,277

Liabilities

Payables:
Shareholder services fees		4,749
Accrued expenses	+	29,392

Total liabilities		34,141

Net Assets

Total assets		484,623,277
Total liabilities	−	34,141

Net assets		$484,589,136

Net Assets by Source
Capital received from investors		484,591,625
Net realized capital losses		(2,489)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$484,589,136		484,344,716		$1.00

See financial notes 41

 Schwab Pennsylvania Municipal Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$1,396,450

Expenses

Investment adviser and administrator fees		1,659,347
Shareholder service fees		1,659,347
Portfolio accounting fees		49,329
Trustees’ fees		34,033
Professional fees		26,550
Shareholder reports		18,898
Registration fees		15,652
Transfer agent fees		14,730
Custodian fees		13,919
Interest expense		1,150
Other expenses	+	11,572

Total expenses		3,504,527
Expense reduction by CSIM and/or Schwab	−	2,154,737
Custody credits	−	725

Net expenses	−	1,349,065

Net investment income		47,385

Realized Gains (Losses)

Net realized losses on investments		(2,489)

Increase in net assets resulting from operations		$44,896

42 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$47,385	$47,470
Net realized gains (losses)	+	(2,489)	140,295

Increase in net assets from operations		44,896	187,765

Distributions to Shareholders

Distributions from net investment income		(47,385)	(47,471)
Distributions from net realized gains	+	—	(144,091)

Total distributions		(47,385)	(191,562)

Transactions in Fund Shares*

Shares sold		1,449,286,140	1,439,039,039
Shares reinvested		44,619	189,638
Shares redeemed	+	(1,429,945,107)	(1,503,449,502)

Net transactions in fund shares		19,385,652	(64,220,825)

Net Assets

Beginning of period		465,205,973	529,430,595
Total increase or decrease	+	19,383,163	(64,224,622)

End of period		$484,589,136	$465,205,973

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 43

Schwab Massachusetts AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.04		0.06		0.22		1.62	3.04

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[2]	0.32	[2]	0.57	[2,3]	0.64	0.65
Gross operating expenses	0.74		0.74		0.77		0.75	0.78
Net investment income (loss)	0.01		0.01		0.18		1.59	2.99
Net assets, end of period ($ x 1,000,000)	425		485		481		523	543

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.54% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

44 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

22.6%	Fixed-Rate Securities	95,981,645	95,981,645
73.7%	Variable-Rate Securities	312,906,054	312,906,054

96.3%	Total Investments	408,887,699	408,887,699
3.7%	Other Assets and Liabilities, Net		15,803,697

100.0%	Net Assets		424,691,396

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 22.6% of net assets

Massachusetts 22.6%
Boston Water & Sewer Commission
CP BAN Series A	a	0.23%		02/14/12	20,000,000	20,000,000

Bourne
GO BAN		1.25%		12/18/12	5,121,000	5,169,102

Dartmouth
GO BAN		1.50%		02/24/12	2,985,400	2,989,616

Hull
GO BAN		1.25%		08/15/12	4,250,000	4,270,982

Longmeadow
GO BAN		1.25%		10/10/12	3,000,000	3,022,659

Massachusetts
GO Consolidated Loan Series 2002E		5.50%		01/01/12	1,000,000	1,000,000

GO Consolidated Loan Series 2005B		5.00%		08/01/12	800,000	821,923

RAN Series 2011B		2.00%		05/31/12	5,000,000	5,037,908

Special Obligation RB Consolidated Loan Series 1997A		5.50%		06/01/12	100,000	102,127

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2009K2		2.75%		01/05/12	8,635,000	8,637,072

RB (Partners HealthCare) Series 2008H1		0.16%		04/04/12	15,300,000	15,300,000

RB (Partners HealthCare) Series 2010J2		5.00%		07/01/12	2,250,000	2,299,587

Revenue Notes (Harvard Univ) Series EE		0.14%		01/12/12	13,000,000	13,000,000

New Bedford
GO BAN Series A		1.50%		02/10/12	5,000,000	5,003,912

Plymouth
GO BAN		1.50%		05/11/12	4,280,000	4,294,931

Quincy
GO BAN		1.25%		09/14/12	5,000,000	5,031,826

Total Fixed-Rate Securities
(Cost $95,981,645)						95,981,645

See financial notes 45

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Variable-Rate Securities 73.7% of net assets

Massachusetts 73.7%
Massachusetts
GO Consolidated Loan Series 2002C	b,c	0.10%		01/06/12	5,055,000	5,055,000

GO Consolidated Loan Series 2007A	b,c	0.23%		01/06/12	5,000,000	5,000,000

GO Consolidated Loan Series 2007C	b,c	0.10%		01/06/12	10,400,000	10,400,000

GO Consolidated Loan Series 2007C	b,c	0.16%		01/06/12	5,000,000	5,000,000

GO Refunding Bonds Series 2001B	b	0.20%		01/06/12	8,400,000	8,400,000

GO Refunding Bonds Series 2001C	b	0.08%		01/06/12	650,000	650,000

GO Refunding Bonds Series 2010A		0.34%	01/06/12	02/01/12	600,000	600,054

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2010A	d	0.19%		07/27/12	5,815,000	5,815,000

Massachusetts Dept of Transportation
Metropolitan Highway System Sub RB Series 2010A5	b	0.04%		01/06/12	1,500,000	1,500,000

Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B	a	0.28%		01/06/12	3,690,000	3,690,000

Higher Education Refunding RB (Smith College) Series 2002		0.08%		01/06/12	9,537,000	9,537,000

RB (Abby Kelley Foster Charter Public School) Series 2008	a	0.09%		01/06/12	4,865,000	4,865,000

RB (Alliance Health) Series A	a	0.55%		01/06/12	10,000,000	10,000,000

RB (Assumption College) Series 2002A	a	0.39%		01/06/12	9,470,000	9,470,000

RB (Jewish Rehabilitation Centers for Living) Series 2011A	a	0.25%		01/06/12	10,000,000	10,000,000

RB (Jewish Rehabilitation Centers for Living) Series 2011B	a	0.15%		01/06/12	5,000,000	5,000,000

RB (Marine Biological Laboratory) Series 2006	a	0.09%		01/06/12	11,505,000	11,505,000

RB (Masonic Nursing Home) Series 2002A	a	0.12%		01/06/12	7,700,000	7,700,000

RB (Newbury College) Series 2009	a	0.07%		01/06/12	4,660,000	4,660,000

RB (Tabor Academy) Series 2007B	a	0.10%		01/06/12	2,790,000	2,790,000

RB (WGBH Educational Foundation) Series 2008B	a,b,c	0.26%		01/06/12	6,384,000	6,384,000

RB (YMCA of Greater Worcester) Series 2006	a	0.08%		01/06/12	4,685,000	4,685,000

Refunding RB (Wentworth Institute of Technology) Series 2007A	a	0.09%		01/06/12	8,680,000	8,680,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005I		0.04%		01/06/12	11,695,000	11,695,000

RB (Baystate Medical Center) Series 2009J2	a	0.06%		01/03/12	4,400,000	4,400,000

RB (Capital Asset Program) Series M2	a	0.12%		01/06/12	2,095,000	2,095,000

RB (Children’s Hospital) Series 2010N2	a	0.07%		01/06/12	2,400,000	2,400,000

RB (Harvard Univ) Series 2005C	b,c	0.07%		01/03/12	4,700,000	4,700,000

RB (Hebrew Rehabilitation Center) Series 2007D	a	0.18%		01/06/12	1,830,000	1,830,000

RB (Hillcrest Extended Care Services) Series A	a	0.18%		01/06/12	4,715,000	4,715,000

RB (MIT) Series 2008N	b,c	0.08%		01/06/12	2,565,000	2,565,000

RB (MIT) Series 2008N	b,c	0.10%		01/06/12	2,000,000	2,000,000

RB (Museum of Fine Arts) Series 2007A2	b	0.09%		01/03/12	940,000	940,000

RB (Partners HealthCare) Series 2005F3	a	0.06%		01/06/12	625,000	625,000

RB (Worcester Campus - UMass) Series 2005D	a,b,c	0.10%		01/06/12	12,860,000	12,860,000

RB (Worcester Campus - UMass) Series 2007E&F	a,b,c	0.09%		01/06/12	16,380,000	16,380,000

Massachusetts Port Auth
RB Series 2005A	a,b,c	0.09%		01/06/12	6,765,000	6,765,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.09%		01/06/12	1,000,000	1,000,000

GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.10%		01/06/12	16,775,000	16,775,000

46 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.10%		01/06/12	10,670,000	10,670,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.11%		01/06/12	1,315,000	1,315,000

Sr Dedicated Sales Tax Bonds Series 2011B	b,c	0.09%		01/06/12	12,000,000	12,000,000

Massachusetts State College Building Auth
Project & Refunding RB Series 2003B	b,c	0.26%		01/06/12	11,010,000	11,010,000

Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006	b,c	0.17%		01/06/12	7,600,000	7,600,000

State Revolving Fund Bonds Series 14	b,c	0.17%		01/06/12	6,665,000	6,665,000

Massachusetts Water Resources Auth
General Refunding RB Series 2007B	b,c	0.09%		01/06/12	5,325,000	5,325,000

Sub General Refunding RB Series 2008A2	b	0.06%		01/06/12	10,655,000	10,655,000

Metropolitan Boston Transit Parking Corp
Sr Lien Parking RB Series 2011	a,b,c	0.11%		01/06/12	3,000,000	3,000,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-1	b	0.04%		01/06/12	2,455,000	2,455,000

Refunding RB Sr Series 2011-2	d	0.19%		07/27/12	9,080,000	9,080,000

Total Variable-Rate Securities
(Cost $312,906,054)						312,906,054

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $408,887,699.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $152,469,000 or 35.9% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $14,895,000 or 3.5% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 47

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value (Note 2a)		$408,887,699
Cash		15,309,860
Receivables:
Investments sold		60,000
Interest		458,532
Prepaid expenses	+	5,335

Total assets		424,721,426

Liabilities

Payables:
Shareholder services fees		4,550
Accrued expenses	+	25,480

Total liabilities		30,030

Net Assets

Total assets		424,721,426
Total liabilities	−	30,030

Net assets		$424,691,396

Net Assets by Source
Capital received from investors		424,691,396

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$424,691,396		424,113,265		$1.00

48 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$1,243,094

Expenses

Investment adviser and administrator fees		1,572,152
Shareholder service fees		1,572,152
Portfolio accounting fees		49,285
Trustees’ fees		34,004
Professional fees		26,454
Registration fees		20,320
Transfer agent fees		14,713
Custodian fees		13,553
Shareholder reports		12,592
Interest expense		654
Other expenses	+	11,239

Total expenses		3,327,118
Expense reduction by CSIM and/or Schwab	−	2,127,337
Custody credits	−	1,561

Net expenses	−	1,198,220

Net investment income		44,874

Realized Gains (Losses)

Net realized gains on investments		296,274

Increase in net assets resulting from operations		$341,148

See financial notes 49

 Schwab Massachusetts AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$44,874	$46,825
Net realized gains	+	296,274	259,303

Increase in net assets from operations		341,148	306,128

Distributions to Shareholders

Distributions from net investment income		(44,874)	(46,825)
Distributions from net realized gains	+	(135,671)	(261,318)

Total distributions		(180,545)	(308,143)

Transactions in Fund Shares*

Shares sold		1,272,167,495	1,568,364,549
Shares reinvested		178,513	306,518
Shares redeemed	+	(1,332,422,323)	(1,565,288,865)

Net transactions in fund shares		(60,076,315)	3,382,202

Net Assets

Beginning of period		484,607,108	481,226,921
Total increase or decrease	+	(59,915,712)	3,380,187

End of period		$424,691,396	$484,607,108

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

50 See financial notes

 Schwab Municipal Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab New York AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund each offer one share class: Sweep Shares.

Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most

 51

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

52

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk

 53

 Schwab Municipal Money Funds

Financial Notes (continued)

3. Credit and Liquidity Enhancements (continued):

and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund. For additional information, please refer to the funds’ N-MFP regulatory filings which can be found on the funds’ website at www.schwabfunds.com/prospectus in the “Form N-MFP Link” under “Portfolio Holdings”.

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	77%	80%	89%	72%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	12% (Citibank, NA)	13% (JPMorgan Chase Bank, NA)	12% (JPMorgan Chase Bank, NA)	12% (JPMorgan Chase Bank, NA)

4. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the

54

 Schwab Municipal Money Funds

Financial Notes (continued)

4. Risk Factors (continued):

financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep

 55

 Schwab Municipal Money Funds

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares*	0.22%	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Sweep Shares	0.65%	0.65%	0.65%	0.65%
Value Advantage Shares*	0.45%	n/a	n/a	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab New York AMT Tax-Free Money Fund
Sweep Shares	$2,246,758	$4,886,210	$5,905,518	$13,038,486
Value Advantage Shares	272,392	785,362	781,824	1,839,578
Schwab New Jersey AMT Tax-Free Money Fund	922,552	2,100,964	2,335,709	5,359,225
Schwab Pennsylvania Municipal Money Fund	500,907	1,357,923	1,709,300	3,568,130
Schwab Massachusetts AMT Tax-Free Money Fund	564,970	1,502,176	1,698,125	3,765,271

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

56

 Schwab Municipal Money Funds

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab New York AMT Tax-Free Money Fund	$371,755,863
Schwab New Jersey AMT Tax-Free Money Fund	167,065,000
Schwab Pennsylvania Municipal Money Fund	184,170,000
Schwab Massachusetts AMT Tax-Free Money Fund	91,528,206

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

6. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

7. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

8. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

9. Federal Income Taxes:

As of December 31, 2011, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
Expiration Date	Money Fund	Money Fund	Money Fund	Money Fund

No expiration	$—	$—	$2,489	$—

Total	$—	$—	$2,489	$—

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and no capital losses utilized.

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 Schwab Municipal Money Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$202,301	$60,143	$47,385	$44,874
Ordinary income	17,622	—	—	25,438
Long-term capital gains	103,641	29,792	—	110,233

Prior period distributions
Tax-exempt income	$221,636	$67,005	$47,471	$46,825
Ordinary income	103,722	—	116,202	154,855
Long-term capital gains	456,379	38,038	27,889	106,463

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Capital shares	$66,299	$17,242	$—	$160,603
Net realized capital gains and losses	(66,299)	(17,242)	—	(160,603)

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

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 Schwab Municipal Money Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab New York AMT Tax-Free Money Fund, Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund and Schwab Massachusetts AMT Tax-Free Money Fund (four of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

60

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2011.

Percentage

Schwab New York AMT Tax-Free Money Fund	100%
Schwab New Jersey AMT Tax-Free Money Fund	100%
Schwab Pennsylvania Municipal Money Fund	100%
Schwab Massachusetts AMT Tax-Free Money Fund	100%

For the year ended December 31, 2011, the funds hereby designate the following as a capital gain dividend under Internal Revenue Code section 852(b)(3)(C):

Schwab New York AMT Tax-Free Money Fund	$158,654
Schwab New Jersey AMT Tax-Free Money Fund	43,132
Schwab Pennsylvania Municipal Money Fund	—
Schwab Massachusetts AMT Tax-Free Money Fund	270,480

 61

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 63

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

64

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 65

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

66

airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 67

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

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Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
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Annual report dated December 31, 2011, enclosed.

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Schwab Money Market Fundtm

Annual Report
December 31, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Money Market Fund 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about the fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Money Market Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Money Market Fund 5

Schwab Money Market Fund

The Schwab Money Market Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 43 days early in the second half of 2011 to approximately 39 days by the end of August, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 33 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	50.5%
16-30 Days	16.5%
31-60 Days	12.2%
61-90 Days	12.5%
91-120 Days	3.4%
More than 120 Days	4.9%

 Statistics

Weighted Average Maturity[3]	33 Days
Credit Quality Of Holdings[4] % of portfolio	99.97% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	19.6%
Financial Company	9.3%
Other	2.6%
Certificate Of Deposit	27.3%
Government Agency Debt[2]	16.1%
Other Instrument	2.5%
Other Note	2.2%
Variable Rate Demand Note	0.8%
Repurchase Agreement
Government Agency	17.6%
Treasury	1.0%
Other	1.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Money Market Fund

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money Market Fund
Sweep
Shares

Ticker Symbol	SWMXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.04%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.46% to the seven-day yield.

Schwab Money Market Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Money Market Fundtm
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Money Market Fund

Schwab Money Market Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01		0.01		0.10		2.26	4.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.25	[3]	0.33	[3]	0.53	[3,4]	0.71 [5]	0.72
Gross operating expenses	0.73		0.73		0.77		0.75	0.73
Net investment income (loss)	0.01		0.01		0.10		2.34	4.62
Net assets, end of period ($ x 1,000,000)	14,352		13,409		14,098		14,295	19,584

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.70%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Money Market Fund

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

72.3%	Fixed-Rate Obligations	10,380,792,728	10,380,792,728
8.1%	Variable-Rate Obligations	1,160,889,258	1,160,889,258
19.6%	Repurchase Agreements	2,808,446,078	2,808,446,078

100.0%	Total Investments	14,350,128,064	14,350,128,064
0.0%	Other Assets and Liabilities, Net		2,230,427

100.0%	Net Assets		14,352,358,491

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 72.3% of net assets

Asset Backed Commercial Paper 19.6%
Alpine Securitization Corp	a,b,c	0.23%		01/03/12	37,400,000	37,399,522
	a,b,c	0.23%		01/06/12	89,000,000	88,997,157
	a,b,c	0.23%		01/12/12	1,000,000	999,930

Amsterdam Funding Corp	a,b,c	0.30%		01/03/12	8,000,000	7,999,867
	a,b,c	0.32%		01/04/12	7,000,000	6,999,813
	a,b,c	0.32%		01/05/12	84,000,000	83,997,013
	a,b,c	0.32%		01/09/12	2,000,000	1,999,858

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	24,000,000	23,999,587
	a,b,c	0.30%		01/19/12	48,000,000	47,992,800
	a,b,c	0.31%		01/19/12	13,000,000	12,997,985

CAFCO, LLC	a,b,c	0.31%		01/18/12	68,000,000	67,990,046
	a,b,c	0.31%		01/23/12	18,000,000	17,996,590
	a,b,c	0.40%		02/01/12	6,000,000	5,997,933
	a,b,c	0.43%		03/06/12	40,000,000	39,968,944
	a,b,c	0.51%		04/10/12	15,000,000	14,978,750

Cancara Asset Securitisation, LLC	a,b,c	0.40%		01/09/12	50,000,000	49,995,556
	a,b,c	0.31%		01/10/12	34,000,000	33,997,365
	a,b,c	0.30%		01/13/12	14,000,000	13,998,600
	a,b,c	0.31%		01/17/12	35,000,000	34,995,178
	a,b,c	0.31%		01/18/12	66,000,000	65,990,338
	a,b,c	0.31%		01/25/12	10,000,000	9,997,933

Chariot Funding, LLC	a,b,c	0.23%		01/06/12	4,000,000	3,999,872
	a,b,c	0.22%		01/20/12	1,000,000	999,884
	a,b,c	0.22%		01/23/12	31,000,000	30,995,832
	a,b,c	0.23%		02/02/12	28,000,000	27,994,276
	a,b,c	0.23%		02/07/12	10,000,000	9,997,636
	a,b,c	0.22%		02/08/12	7,000,000	6,998,374
	a,b,c	0.16%		02/14/12	21,000,000	20,995,893
	a,b,c	0.22%		03/02/12	41,000,000	40,984,716

10 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.22%		03/05/12	50,000,000	49,980,444

Ciesco, LLC	a,b,c	0.31%		01/17/12	29,000,000	28,996,004
	a,b,c	0.31%		01/23/12	6,000,000	5,998,863
	a,b,c	0.50%		04/03/12	50,000,000	49,935,417
	a,b,c	0.50%		04/09/12	11,000,000	10,984,875
	a,b,c	0.50%		04/10/12	1,000,000	998,611

CRC Funding, LLC	a,b,c	0.31%		01/12/12	1,000,000	999,905
	a,b,c	0.27%		01/17/12	19,000,000	18,997,720
	a,b,c	0.31%		01/17/12	70,000,000	69,990,356
	a,b,c	0.40%		02/01/12	63,000,000	62,978,300
	a,b,c	0.33%		02/09/12	26,500,000	26,490,526
	a,b,c	0.43%		03/05/12	2,000,000	1,998,471
	a,b,c	0.37%		03/08/12	4,000,000	3,997,246
	a,b,c	0.58%		05/17/12	2,000,000	1,995,586

Fairway Finance Co, LLC	a,b,c	0.19%		01/19/12	3,043,000	3,042,711
	a,b,c	0.18%		02/22/12	5,534,000	5,532,561
	a,b,c	0.22%		02/22/12	20,515,000	20,508,481

Govco, LLC	a,b,c	0.32%		01/03/12	1,000,000	999,982
	a,b,c	0.32%		01/04/12	33,000,000	32,999,120
	a,b,c	0.32%		01/05/12	23,000,000	22,999,182
	a,b,c	0.33%		01/05/12	15,000,000	14,999,450
	a,b,c	0.32%		01/09/12	1,000,000	999,929
	a,b,c	0.32%		01/17/12	6,000,000	5,999,147
	a,b,c	0.32%		01/19/12	4,000,000	3,999,360
	a,b,c	0.35%		02/06/12	130,000,000	129,954,500
	a,b,c	0.42%		02/28/12	7,000,000	6,995,263
	a,b,c	0.50%		04/24/12	8,000,000	7,987,333
	a,b,c	0.52%		05/07/12	5,000,000	4,990,828
	a,b,c	0.60%		06/14/12	3,000,000	2,991,750
	a,b,c	0.62%		06/19/12	47,000,000	46,862,394
	a,b,c	0.63%		06/20/12	63,000,000	62,811,472
	a,b,c	0.62%		06/21/12	31,000,000	30,908,171

Grampian Funding, LLC	a,b,c	0.31%		01/03/12	29,000,000	28,999,501
	a,b,c	0.31%		01/09/12	18,000,000	17,998,760
	a,b,c	0.31%		01/10/12	28,000,000	27,997,830
	a,b,c	0.31%		01/17/12	15,000,000	14,997,933
	a,b,c	0.31%		01/23/12	10,000,000	9,998,106
	a,b,c	0.32%		01/23/12	34,000,000	33,993,351

Jupiter Securitization Corp	a,b,c	0.22%		01/10/12	15,000,000	14,999,175
	a,b,c	0.20%		01/12/12	50,000,000	49,996,944
	a,b,c	0.22%		01/13/12	10,000,000	9,999,267
	a,b,c	0.22%		01/20/12	20,000,000	19,997,678
	a,b,c	0.23%		01/27/12	10,000,000	9,998,339
	a,b,c	0.23%		02/02/12	7,000,000	6,998,569
	a,b,c	0.18%		02/08/12	10,000,000	9,998,100
	a,b,c	0.22%		03/05/12	21,000,000	20,991,787
	a,b,c	0.22%		03/06/12	20,000,000	19,992,056
	a,b,c	0.22%		03/07/12	20,000,000	19,991,933
	a,b,c	0.22%		03/15/12	19,000,000	18,991,408
	a,b,c	0.25%		04/04/12	77,000,000	76,949,736

Market Street Funding Corp	a,b,c	0.23%		01/18/12	1,000,000	999,891
	a,b,c	0.23%		01/27/12	11,000,000	10,998,173
	a,b,c	0.23%		02/01/12	27,000,000	26,994,653
	a,b,c	0.23%		02/02/12	1,000,000	999,796
	a,b,c	0.26%		02/13/12	15,000,000	14,995,342
	a,b,c	0.26%		03/13/12	5,000,000	4,997,400
	a,b,c	0.23%		03/16/12	19,000,000	18,990,896

See financial notes 11

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.23%		03/19/12	9,024,000	9,019,503
	a,b,c	0.23%		03/20/12	16,976,000	16,967,432
	a,b,c	0.22%		03/28/12	36,000,000	35,980,860

Old Line Funding, LLC	a,b,c	0.22%		01/10/12	20,000,000	19,998,900
	a,b,c	0.23%		01/20/12	50,000,000	49,993,931
	a,b,c	0.22%		01/23/12	9,000,000	8,998,790

Sheffield Receivables Corp	a,b,c	0.22%		01/04/12	54,000,000	53,999,010
	a,b,c	0.26%		01/05/12	20,000,000	19,999,422
	a,b,c	0.25%		01/18/12	10,000,000	9,998,819

Solitaire Funding, LLC	a,b,c	0.31%		01/03/12	58,000,000	57,999,001

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	28,000,000	27,997,262
	a,b,c	0.31%		01/17/12	24,000,000	23,996,693
	a,b,c	0.31%		01/19/12	67,000,000	66,989,615
	a,b,c	0.30%		01/20/12	16,000,000	15,997,466
	a,b,c	0.31%		01/20/12	2,000,000	1,999,673
	a,b,c	0.31%		01/25/12	3,000,000	2,999,380

Thunder Bay Funding, LLC	a,b,c	0.23%		01/09/12	75,000,000	74,996,167
	a,b,c	0.22%		01/20/12	4,000,000	3,999,536
	a,b,c	0.25%		01/23/12	22,000,000	21,996,639
	a,b,c	0.22%		03/20/12	51,162,000	51,137,300

Variable Funding Capital Corp	a,b,c	0.25%		01/25/12	58,000,000	57,990,333
	a,b,c	0.22%		01/27/12	23,000,000	22,996,346

Windmill Funding Corp	a,b,c	0.27%		01/03/12	38,000,000	37,999,430
	a,b,c	0.30%		01/03/12	81,000,000	80,998,650

						2,819,097,988

Financial Company Commercial Paper 9.3%
Australia & New Zealand Banking Group Ltd		0.28%		02/10/12	3,000,000	2,999,083

Barclays US Funding Corp	a	0.20%		01/03/12	1,000,000	999,989
	a	0.21%		01/19/12	7,000,000	6,999,265
	a	0.20%		01/30/12	131,000,000	130,978,894

Commonwealth Bank of Australia	c	0.63%		06/15/12	31,000,000	30,909,945

Danske Corp	a,c	0.30%		01/09/12	56,000,000	55,996,267

General Electric Capital Corp		0.25%		01/04/12	65,000,000	64,998,646
		0.25%		01/05/12	10,000,000	9,999,722
		0.20%		01/09/12	19,000,000	18,999,156
		0.24%		01/11/12	4,000,000	3,999,734
		0.26%		01/11/12	48,000,000	47,996,533
		0.33%		03/09/12	68,000,000	67,957,613
		0.28%		04/12/12	106,000,000	105,915,907
		0.26%		04/18/12	32,000,000	31,975,040
		0.21%		04/27/12	5,000,000	4,996,588

HSBC USA, Inc		0.25%		01/24/12	71,000,000	70,988,660

JP Morgan Chase & Co		0.01%		01/03/12	144,000,000	143,999,920

Lloyds TSB Bank PLC		0.22%		01/24/12	34,000,000	33,995,221

Nordea North America, Inc	a	0.15%		02/01/12	4,000,000	3,999,483

RBS Holdings USA Inc	a,c	0.31%		01/05/12	48,000,000	47,998,347

12 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Skandinaviska Enskilda Banken AB		0.25%		01/12/12	35,485,000	35,482,289
		0.25%		01/17/12	2,000,000	1,999,778

State Street Corp		0.23%		02/14/12	1,000,000	999,719
		0.23%		02/16/12	67,000,000	66,980,309
		0.20%		03/13/12	3,000,000	2,998,800

UBS Finance (Delaware), Inc	a	0.17%		01/06/12	25,000,000	24,999,427
	a	0.19%		01/10/12	61,000,000	60,997,102

Westpac Banking Corp	c	0.30%		01/03/12	23,000,000	22,999,617
	c	0.25%		03/19/12	50,000,000	49,972,917
	c	0.47%		03/19/12	104,000,000	103,894,093
	c	0.47%		03/28/12	79,000,000	78,910,269

						1,336,938,333

Other Commercial Paper 2.6%
BHP Billiton Finance (USA) Ltd	a,c	0.17%		01/26/12	1,000,000	999,882
	a,c	0.18%		01/26/12	4,000,000	3,999,500
	a,c	0.19%		02/16/12	37,000,000	36,991,017

Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.27%		01/05/12	6,000,000	6,000,000
	a	0.20%		01/30/12	4,000,000	4,000,000

Reckitt Benckiser Treasury Services PLC	a,c	0.52%		02/23/12	20,000,000	19,984,689
	a,c	0.52%		02/24/12	7,000,000	6,994,540
	a,c	0.47%		03/27/12	1,000,000	998,877
	a,c	0.60%		06/01/12	2,000,000	1,994,933
	a,c	0.60%		07/02/12	1,000,000	996,950
	a,c	0.65%		07/09/12	25,000,000	24,914,236

Toyota Motor Credit Corp	a	0.28%		03/02/12	70,000,000	69,966,789
	a	0.57%		05/16/12	21,000,000	20,954,780
	a	0.60%		05/24/12	120,000,000	119,712,000

Univ of California
CP Series B		0.23%		01/09/12	4,000,000	3,999,796
		0.17%		01/12/12	8,000,000	7,999,584
		0.25%		02/08/12	9,000,000	8,997,625
		0.14%		02/15/12	22,000,000	21,996,150
		0.27%		02/23/12	5,000,000	4,998,013

						366,499,361

Certificate of Deposit 22.9%
Australia & New Zealand Banking Group Ltd		0.49%		04/27/12	8,000,000	8,000,000

Bank of Montreal		0.12%		01/05/12	100,000,000	100,000,000
		0.25%		01/06/12	47,000,000	47,000,000
		0.07%		01/11/12	45,000,000	45,000,000

Bank of Nova Scotia		0.25%		01/06/12	9,000,000	9,000,000
		0.25%		01/13/12	1,000,000	1,000,000
		0.29%		01/17/12	5,000,000	5,000,000
		0.29%		01/23/12	23,000,000	23,000,000
		0.29%		01/24/12	97,000,000	97,000,000
		0.31%		02/07/12	30,000,000	30,000,000
		0.27%		03/08/12	25,000,000	25,000,000
		0.47%		05/14/12	2,000,000	2,000,000
		0.50%		05/15/12	2,000,000	2,000,000
		0.50%		05/22/12	25,000,000	25,000,000
		0.50%		05/23/12	27,000,000	27,000,000

See financial notes 13

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.60%		08/15/12	49,000,000	49,000,000

Bank of the West		0.26%		01/18/12	42,000,000	42,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.09%		01/04/12	30,000,000	30,000,000
		0.08%		01/06/12	11,000,000	11,000,000
		0.20%		01/10/12	100,000,000	100,000,000
		0.22%		01/27/12	42,000,000	42,000,000

Barclays Bank PLC		0.73%		04/19/12	20,000,000	20,000,000

BNP Paribas		0.57%		02/17/12	9,000,000	9,000,000

Branch Banking & Trust Co		0.29%		02/10/12	50,000,000	50,000,000
		0.30%		03/23/12	34,000,000	34,000,000

Canadian Imperial Bank of Commerce		0.10%		01/04/12	43,000,000	43,000,000
		0.08%		01/20/12	77,000,000	77,000,000

Citibank, NA		0.52%		05/29/12	105,000,000	105,000,000
		0.52%		05/30/12	38,000,000	38,000,000
		0.60%		06/20/12	11,000,000	11,000,000

Commonwealth Bank of Australia		0.33%		02/27/12	27,000,000	27,000,000

Credit Suisse AG		0.21%		01/05/12	30,000,000	30,000,000
		0.21%		01/06/12	77,000,000	77,000,000
		0.21%		01/10/12	51,000,000	51,000,000

Lloyds TSB Bank PLC		0.22%		01/19/12	30,000,000	30,000,000
		0.22%		01/20/12	13,000,000	13,000,000
		0.22%		01/27/12	23,000,000	23,000,000
		0.22%		01/30/12	8,000,000	8,000,000

Mitsubishi UFJ Trust & Banking Corp		0.24%		01/27/12	30,000,000	30,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	72,000,000	72,000,000
		0.20%		01/26/12	70,000,000	70,000,000

National Australia Bank Ltd		0.36%		03/07/12	89,999,999	90,000,412
		0.50%		04/05/12	65,000,000	65,000,000
		0.50%		04/19/12	2,000,000	2,000,000
		0.60%		06/11/12	57,000,000	57,000,000

Royal Bank of Scotland PLC		0.28%		01/04/12	39,000,000	39,000,000
		0.28%		01/05/12	61,000,000	61,000,000
		0.28%		01/06/12	29,000,000	29,000,000
		0.28%		01/18/12	12,000,000	12,000,000
		0.28%		01/19/12	9,000,000	9,000,000
		0.23%		01/26/12	20,000,000	20,000,000
		0.58%		02/17/12	3,000,000	3,000,000
		0.81%		04/19/12	20,000,000	20,000,000

Skandinaviska Enskilda Banken AB		0.32%		02/01/12	18,000,000	18,000,000

State Street Bank & Trust Company, NA		0.10%		01/05/12	93,000,000	93,000,000
		0.10%		01/12/12	15,000,000	15,000,000

Sumitomo Mitsui Banking Corp		0.20%		01/10/12	100,000,000	100,000,000

Sumitomo Trust & Banking Co Ltd		0.17%		01/09/12	144,000,000	144,000,000
		0.24%		01/27/12	70,000,000	70,000,000

Svenska Handelsbanken AB		0.12%		01/17/12	95,000,000	95,000,000

14 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.12%		01/19/12	11,000,000	11,000,000

Swedbank AB		0.21%		01/09/12	42,000,000	42,000,000

Toronto-Dominion Bank		0.22%		01/04/12	93,000,000	93,000,000
		0.21%		01/09/12	110,000,000	110,000,000
		0.07%		01/11/12	114,000,000	114,000,000
		0.07%		01/17/12	46,000,000	46,000,000
		0.23%		02/01/12	119,000,000	119,000,000
		0.38%		03/27/12	2,000,000	2,000,000
		0.21%		04/02/12	50,000,000	50,000,000
		0.38%		05/01/12	31,000,000	31,000,000

UBS AG		0.19%		01/06/12	100,000,000	100,000,000
		0.20%		01/18/12	29,000,000	29,000,000

Union Bank, NA		0.38%		02/17/12	54,000,000	54,000,000
		0.45%		04/11/12	2,000,000	2,000,000

Westpac Banking Corp		0.50%		05/11/12	1,000,000	1,000,000

						3,284,000,412

Government Agency Debt 15.2%
Fannie Mae		0.04%		01/11/12	29,798,000	29,797,710
		0.04%		01/18/12	3,000,000	2,999,950
		0.04%		02/01/12	34,200,000	34,198,969
		0.03%		02/13/12	23,200,000	23,199,169
		0.04%		02/15/12	15,000,000	14,999,250
		0.03%		02/23/12	15,000,000	14,999,338
		0.02%		02/29/12	5,000,000	4,999,836
		0.02%		03/08/12	82,000,000	81,996,948
		0.02%		04/02/12	20,000,000	19,998,978

Federal Home Loan Bank		0.03%		01/06/12	76,000,000	75,999,683
		0.04%		01/06/12	35,000,000	34,999,830
		0.05%		01/11/12	23,000,000	22,999,681
		0.04%		01/18/12	19,175,000	19,174,638
		0.05%		01/18/12	20,000,000	19,999,528
		0.06%		01/18/12	8,560,000	8,559,777
		0.03%		01/25/12	15,000,000	14,999,670
		0.03%		02/08/12	33,000,000	32,998,955
		0.03%		02/10/12	84,250,000	84,247,192
		0.03%		02/17/12	63,000,000	62,997,532
		0.02%		02/29/12	5,000,000	4,999,836
		0.02%		03/02/12	15,000,000	14,999,492
		0.02%		03/07/12	200,000,000	199,982,503
		0.02%		03/14/12	103,000,000	102,995,823
		0.02%		03/16/12	75,000,000	74,996,875
		0.03%		03/21/12	30,000,000	29,998,000

Freddie Mac		0.03%		01/09/12	16,000,000	15,999,893
		0.04%		01/09/12	10,000,000	9,999,922
		0.02%		01/17/12	3,000,000	2,999,973
		0.04%		01/20/12	15,600,000	15,599,671
		0.02%		01/23/12	16,700,000	16,699,796
		0.03%		02/06/12	62,000,000	61,998,140
		0.04%		02/06/12	25,000,000	24,999,125
		0.03%		02/08/12	19,275,000	19,274,390
		0.03%		02/13/12	30,000,000	29,998,925
		0.04%		02/21/12	20,000,000	19,999,008
		0.02%		03/05/12	100,000,000	99,996,444
		0.02%		03/06/12	9,000,000	8,999,675
		0.01%		03/15/12	50,000,000	49,998,972

See financial notes 15

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.02%		03/19/12	75,000,000	74,996,750

Straight A Funding, LLC	a,b,c,f	0.19%		01/04/12	31,892,000	31,891,495
	a,b,c,f	0.19%		01/05/12	39,204,000	39,203,172
	a,b,c,f	0.19%		01/06/12	20,000,000	19,999,472
	a,b,c,f	0.19%		01/10/12	40,060,000	40,058,097
	a,b,c,f	0.10%		01/19/12	50,000,000	49,997,500
	a,b,c,f	0.19%		01/19/12	25,016,000	25,013,623
	a,b,c,f	0.19%		01/24/12	2,000,000	1,999,757
	a,b,c,f	0.15%		02/08/12	30,000,000	29,995,250
	a,b,c,f	0.19%		02/09/12	27,000,000	26,994,443
	a,b,c,f	0.19%		02/10/12	2,000,000	1,999,578
	a,b,c,f	0.19%		02/13/12	12,000,000	11,997,277
	a,b,c,f	0.19%		02/14/12	62,077,000	62,062,585
	a,b,c,f	0.19%		02/21/12	13,000,000	12,996,501
	a,b,c,f	0.19%		02/22/12	44,465,000	44,452,797
	a,b,c,f	0.19%		02/24/12	119,000,000	118,966,085
	a,b,c,f	0.19%		03/01/12	59,445,000	59,426,175
	a,b,c,f	0.19%		03/02/12	65,544,000	65,522,899
	a,b,c,f	0.19%		03/06/12	10,000,000	9,996,569
	a,b,c,f	0.19%		03/12/12	44,000,000	43,983,512

						2,180,256,634

Other Instrument 2.5%
Australia & New Zealand Banking Group Ltd	j	0.08%		01/05/12	121,000,000	121,000,000

Bank of Nova Scotia	j	0.01%		01/03/12	113,000,000	113,000,000

Chase Bank USA, NA	j	0.00%		01/03/12	30,000,000	30,000,000

Royal Bank of Canada	j	0.01%		01/03/12	100,000,000	100,000,000

						364,000,000

Other Note 0.2%
Bank of America, NA	h	0.31%		01/09/12	30,000,000	30,000,000

Total Fixed-Rate Obligations
(Cost $10,380,792,728)						10,380,792,728

Variable-Rate Obligations 8.1% of net assets

Certificate of Deposit 4.4%
Barclays Bank PLC		0.68%	01/17/12	02/16/12	30,000,000	30,000,000

Canadian Imperial Bank of Commerce		0.32%		01/03/12	126,000,000	126,000,000
		0.35%	01/09/12	07/09/12	44,000,000	44,000,000

Rabobank Nederland		0.37%	01/26/12	03/26/12	58,000,000	58,000,000

Royal Bank of Canada		0.27%	01/03/12	04/09/12	131,000,000	131,000,000
		0.32%	01/03/12	04/12/12	175,000,000	175,000,000

Westpac Banking Corp		0.36%	01/03/12	05/01/12	52,000,000	52,000,000
		0.36%	01/03/12	07/03/12	13,000,000	13,000,000

						629,000,000

Government Agency Debt 0.9%
Freddie Mac	i	0.29%	01/10/12	11/09/12	125,000,000	125,000,000

16 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

GFRE Holdings, LLC	a	0.30%		01/06/12	1,925,000	1,925,000

						126,925,000

Variable Rate Demand Note 0.8%
ABAG Finance Auth
Taxable RB (Public Policy Institute of California) Series 2001	a	0.38%		01/06/12	17,550,000	17,550,000

New Jersey Economic Development Auth
Lease Refunding RB (Camden Center Urban Renewal) Series 2002A	a	0.39%		01/06/12	15,060,000	15,060,000
Lease Refunding RB (Camden Center Urban Renewal) Series 2002B	a	0.39%		01/06/12	20,000,000	20,000,000

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	69,595,000	69,595,000

						122,205,000

Other Note 2.0%
Commonwealth Bank of Australia	c,i	0.57%	01/27/12	01/25/13	150,000,000	150,000,000

JPMorgan Chase Bank, NA	i	0.33%	01/23/12	01/18/13	129,000,000	129,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,759,258	3,759,258

						282,759,258

Total Variable-Rate Obligations
(Cost $1,160,889,258)						1,160,889,258

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 19.6% of net assets

Government Agency Repurchase Agreement 17.6%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $221,550,000, issued 09/26/11, due 01/03/12.		0.17%		01/03/12	211,098,643	211,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $161,488,283, issued 11/04/11, due 01/03/12.		0.18%		01/03/12	155,046,500	155,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $91,703,550, issued 11/01/11, due 01/03/12.		0.19%		01/03/12	88,029,260	88,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $75,055,923, issued 12/14/11, due 02/13/12.		0.15%		01/06/12	72,006,900	72,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $50,480,700, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	48,021,280	48,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $345,450,001, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	329,002,193	329,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $43,050,001, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	41,010,523	41,000,000

See financial notes 17

 Schwab Money Market Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $519,635,811, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	509,448,342	509,446,078

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $83,200,001, issued 12/30/11, due 01/03/12.		0.08%		01/03/12	80,000,711	80,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $171,600,000, issued 11/28/11, due 01/03/12.		0.21%		01/03/12	165,034,650	165,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $81,116,662, issued 11/29/11, due 01/03/12.		0.22%		01/03/12	78,016,683	78,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $86,378,704, issued 10/26/11, due 01/05/12.		0.18%		01/05/12	83,029,465	83,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $78,522,973, issued 12/16/11, due 01/17/12.		0.17%		01/06/12	75,007,438	75,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $79,389,799, issued 10/11/11, due 01/09/12.		0.19%		01/06/12	76,034,897	76,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $153,098,981, issued 12/13/11, due 02/09/12.		0.20%		01/06/12	147,019,600	147,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $10,498,192, issued 12/02/2011, due 03/01/12.		0.22%		01/06/12	10,002,139	10,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $216,300,000, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	210,001,167	210,000,000

UBS Securities LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $146,880,001, issued 10/20/11, due 01/19/12.		0.21%		01/06/12	144,065,520	144,000,000

						2,521,446,078

Treasury Repurchase Agreement 1.0%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $51,000,106, issued 12/30/11, due 01/03/12.		0.01%		01/03/12	50,000,056	50,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $ 91,800,059, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	90,000,200	90,000,000

						140,000,000

Other Repurchase Agreement 1.0%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $15,750,001, issued 12/30/11, due 01/03/12.		0.24%		01/03/12	15,000,400	15,000,000

18 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $78,750,004, issued 10/25/11, due 02/07/12.	d	0.65%		02/07/12	75,142,188	75,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $36,750,003, issued 11/01/11, due 02/14/12.	d	0.65%		02/14/12	35,066,354	35,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $14,700,054, issued 10/24/11, due 02/21/12.	d	0.76%		02/21/12	14,035,467	14,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $8,400,006, issued 11/16/11, due 02/29/12.	d	0.69%		02/29/12	8,016,100	8,000,000

						147,000,000

Total Repurchase Agreements
(Cost $2,808,446,078)						2,808,446,078

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $14,350,128,064.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,227,565,112 or 29.5% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $135,759,258 or 0.9% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Extendible Note - Investor Option
j	Time Deposit

CP —	Commercial paper
GO —	General obligation
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

See financial notes 19

 Schwab Money Market Fund

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$11,541,681,986
Repurchase agreements, at cost and value	+	2,808,446,078

Total investments, at cost and value (Note 2a)		14,350,128,064
Receivables:
Investments sold		325,000
Interest		2,358,320
Prepaid expenses	+	146,707

Total assets		14,352,958,091

Liabilities

Payables:
Shareholder services fees		241,298
Accrued expenses	+	358,302

Total liabilities		599,600

Net Assets

Total assets		14,352,958,091
Total liabilities	−	599,600

Net assets		$14,352,358,491

Net Assets by Source
Capital received from investors		14,354,439,794
Net realized capital losses		(2,081,303)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$14,352,358,491		14,352,348,447		$1.00

20 See financial notes

 Schwab Money Market Fund

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$36,326,664

Expenses

Investment adviser and administrator fees		44,057,946
Shareholder service fees		55,677,262
Shareholder reports		715,618
Custodian fees		369,063
Portfolio accounting fees		350,991
Registration fees		233,303
Professional fees		86,615
Trustees’ fees		79,323
Transfer agent fees		18,324
Interest expense		1,899
Other expenses	+	332,522

Total expenses		101,922,866
Expense reduction by CSIM and/or Schwab	−	66,982,977
Custody credits	−	6,256

Net expenses	−	34,933,633

Net investment income		1,393,031

Realized Gains (Losses)

Net realized gains on investments		5,333

Increase in net assets resulting from operations		$1,398,364

See financial notes 21

 Schwab Money Market Fund

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$1,393,031	$1,385,758
Net realized gains	+	5,333	23,958,224 [1]

Increase in net assets from operations		1,398,364	25,343,982

Distributions to Shareholders

Distributions from net investment income		(1,393,031)	(1,381,046)

Transactions in Fund Shares*

Shares sold		40,196,707,570	37,080,496,219
Shares reinvested		1,278,478	1,252,926
Shares redeemed	+	(39,254,880,651)	(37,794,818,752)

Net transactions in fund shares		943,105,397	(713,069,607)

Net Assets

Beginning of period		13,409,247,761	14,098,354,432
Total increase or decrease	+	943,110,730	(689,106,671)

End of period		$14,352,358,491	$13,409,247,761

Net investment income not yet distributed		$—	$4,712

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

22 See financial notes

 Schwab Money Market Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Money Market Fund is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Money Market Fund offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 23

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

24

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

 25

 Schwab Money Market Fund

Financial Notes (continued)

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

26

 Schwab Money Market Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.71%.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect

 27

 Schwab Money Market Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Money Market Fund	$26,653,803	$47,297,540	$59,017,389	$132,968,732

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund’s aggregate security transactions with other Schwab Funds were $50,000,000.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, The Charles Schwab Corporation made a payment of $22,341,858 to Schwab Money Market Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.2% of the fund’s net assets on that date.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards of $2,081,303 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and had $10,045 capital losses utilized.

28

 Schwab Money Market Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$1,393,031

Prior period distributions
Ordinary income	$1,381,046

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the fund made the following reclassifications:

Undistributed net investment income	($4,712)
Net realized capital gains and losses	4,712

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Fund (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

30

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 31

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

32

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 33

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

34

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 35

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

36

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
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Annual Report
December 31, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab money market funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by

Schwab Cash Reserves 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about the fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Cash Reserves 5

Schwab Cash Reserves

Schwab Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality. Amid that backdrop, investors turned to regions such as Canada and Australia as well, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced from roughly 45 days early in the second half of 2011 to approximately 39 days by the end of August, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back. As a result of these changes and in an effort to maintain a stable net asset value, the adviser reduced the fund’s WAM to 33 days by the end of 2011.

As of 12/31/11:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	52.0%
16-30 Days	15.6%
31-60 Days	12.4%
61-90 Days	11.7%
91-120 Days	4.3%
More than 120 Days	4.0%

 Statistics

Weighted Average Maturity[3]	33 Days
Credit Quality Of Holdings[4] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	18.2%
Financial Company	8.2%
Other	1.5%
Certificate Of Deposit	30.3%
Government Agency Debt[2]	16.3%
Treasury Debt	0.2%
Other Instrument	2.5%
Other Note	2.7%
Variable Rate Demand Note	1.1%
Other Municipal Debt	0.3%
Repurchase Agreement
Government Agency	17.1%
Treasury	0.7%
Other	0.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Cash Reserves

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Cash Reserves
Sweep
Shares

Ticker Symbol	SWSXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.06%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.02%

Seven-Day Effective Yield[2]	0.06%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.46% to the seven-day yield.

Schwab Cash Reserves 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Cash Reservestm
Actual Return	0.16%	$1,000	$1,000.30	$0.81
Hypothetical 5% Return	0.16%	$1,000	$1,024.40	$0.82

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Cash Reserves

Schwab Cash Reserves™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.06		0.07		0.16		2.36	4.77

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.20	[3]	0.28	[3]	0.47	[3,4]	0.66 [5]	0.68
Gross operating expenses	0.71		0.71		0.74		0.73	0.74
Net investment income (loss)	0.06		0.07		0.16		2.33	4.66
Net assets, end of period ($ x 1,000,000)	34,077		32,419		31,720		29,253	26,162

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Cash Reserves

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

72.1%	Fixed-Rate Obligations	24,558,561,198	24,558,561,198
9.1%	Variable-Rate Obligations	3,117,371,087	3,117,371,087
18.8%	Repurchase Agreements	6,392,196,313	6,392,196,313

100.0%	Total Investments	34,068,128,598	34,068,128,598
0.0%	Other Assets and Liabilities, Net		9,232,752

100.0%	Net Assets		34,077,361,350

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 72.1% of net assets

Asset Backed Commercial Paper 18.2%
Alpine Securitization Corp	a,b,c	0.23%		01/03/12	85,000,000	84,998,914
	a,b,c	0.23%		01/06/12	212,000,000	211,993,228

Amsterdam Funding Corp	a,b,c	0.32%		01/04/12	46,000,000	45,998,773
	a,b,c	0.32%		01/09/12	5,000,000	4,999,644
	a,b,c	0.32%		01/11/12	10,455,000	10,454,071
	a,b,c	0.30%		01/12/12	34,000,000	33,996,883
	a,b,c	0.32%		01/13/12	71,821,000	71,813,339
	a,b,c	0.30%		01/19/12	89,600,000	89,586,560
	a,b,c	0.30%		01/20/12	30,000,000	29,995,250

Argento Variable Funding Co, LLC	a,b,c	0.31%		01/03/12	178,000,000	177,996,934
	a,b,c	0.31%		01/09/12	83,000,000	82,994,282
	a,b,c	0.31%		01/10/12	18,000,000	17,998,605
	a,b,c	0.31%		01/19/12	2,000,000	1,999,690
	a,b,c	0.44%		02/06/12	150,000,000	149,934,000

CAFCO, LLC	a,b,c	0.31%		01/17/12	95,000,000	94,986,911
	a,b,c	0.31%		01/18/12	3,000,000	2,999,561
	a,b,c	0.37%		01/25/12	17,000,000	16,995,807
	a,b,c	0.40%		02/01/12	73,000,000	72,974,856
	a,b,c	0.39%		02/03/12	18,000,000	17,993,565
	a,b,c	0.40%		02/07/12	18,000,000	17,992,600
	a,b,c	0.41%		02/22/12	97,000,000	96,942,554
	a,b,c	0.43%		03/06/12	38,000,000	37,970,497
	a,b,c	0.51%		04/10/12	25,000,000	24,964,583

Cancara Asset Securitisation, LLC	a,b,c	0.30%		01/13/12	82,000,000	81,991,800
	a,b,c	0.31%		01/17/12	73,000,000	72,989,942
	a,b,c	0.31%		01/18/12	98,000,000	97,985,654

Chariot Funding, LLC	a,b,c	0.12%		01/05/12	17,400,000	17,399,768
	a,b,c	0.22%		01/05/12	75,000,000	74,998,167
	a,b,c	0.23%		01/06/12	40,000,000	39,998,722

10 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.22%		01/09/12	27,000,000	26,998,680
	a,b,c	0.22%		01/20/12	3,000,000	2,999,652
	a,b,c	0.22%		01/23/12	17,000,000	16,997,714
	a,b,c	0.22%		01/24/12	21,000,000	20,997,048
	a,b,c	0.23%		02/03/12	47,000,000	46,990,091
	a,b,c	0.22%		02/07/12	11,000,000	10,997,513
	a,b,c	0.23%		02/07/12	40,000,000	39,990,544
	a,b,c	0.22%		02/08/12	28,000,000	27,993,498
	a,b,c	0.16%		02/14/12	7,000,000	6,998,631
	a,b,c	0.22%		02/21/12	21,000,000	20,993,455
	a,b,c	0.25%		04/19/12	100,000,000	99,924,306

Ciesco, LLC	a,b,c	0.31%		01/17/12	99,000,000	98,986,360
	a,b,c	0.40%		02/21/12	62,000,000	61,964,867
	a,b,c	0.43%		03/06/12	38,000,000	37,970,497
	a,b,c	0.50%		04/09/12	8,000,000	7,989,000
	a,b,c	0.50%		04/10/12	5,000,000	4,993,056
	a,b,c	0.51%		04/25/12	16,000,000	15,973,933

CRC Funding, LLC	a,b,c	0.31%		01/12/12	146,000,000	145,986,171
	a,b,c	0.31%		01/17/12	7,000,000	6,999,036
	a,b,c	0.33%		01/17/12	20,000,000	19,997,066
	a,b,c	0.40%		02/01/12	54,000,000	53,981,400
	a,b,c	0.43%		03/05/12	64,000,000	63,951,076
	a,b,c	0.37%		03/08/12	13,000,000	12,991,048

Crown Point Capital Company, LLC	a,b,c	0.50%		01/05/12	5,000,000	4,999,722

Fairway Finance Co, LLC	a,b,c	0.23%		01/05/12	59,870,000	59,868,470
	a,b,c	0.22%		01/18/12	32,000,000	31,996,676
	a,b,c	0.19%		01/19/12	9,000,000	8,999,145
	a,b,c	0.18%		02/10/12	17,000,000	16,996,600
	a,b,c	0.18%		02/22/12	28,000,000	27,992,720

Govco, LLC	a,b,c	0.32%		01/03/12	10,000,000	9,999,822
	a,b,c	0.32%		01/04/12	70,000,000	69,998,133
	a,b,c	0.32%		01/09/12	18,000,000	17,998,720
	a,b,c	0.33%		01/12/12	40,000,000	39,995,967
	a,b,c	0.32%		01/17/12	21,000,000	20,997,013
	a,b,c	0.33%		01/17/12	42,000,000	41,993,840
	a,b,c	0.32%		01/18/12	8,000,000	7,998,791
	a,b,c	0.32%		01/19/12	136,000,000	135,978,240
	a,b,c	0.32%		01/20/12	33,000,000	32,994,427
	a,b,c	0.32%		01/24/12	79,000,000	78,983,849
	a,b,c	0.34%		01/26/12	128,000,000	127,969,778
	a,b,c	0.34%		01/30/12	13,000,000	12,996,439
	a,b,c	0.35%		02/03/12	1,000,000	999,679
	a,b,c	0.35%		02/06/12	20,000,000	19,993,000
	a,b,c	0.34%		02/15/12	50,000,000	49,978,750
	a,b,c	0.41%		02/24/12	80,000,000	79,950,800
	a,b,c	0.42%		02/28/12	43,000,000	42,970,903
	a,b,c	0.45%		03/06/12	27,000,000	26,978,062
	a,b,c	0.50%		04/24/12	4,000,000	3,993,667
	a,b,c	0.51%		04/24/12	23,000,000	22,962,855
	a,b,c	0.50%		04/26/12	35,000,000	34,943,611
	a,b,c	0.60%		06/14/12	4,000,000	3,989,000
	a,b,c	0.62%		06/19/12	2,000,000	1,994,144
	a,b,c	0.62%		06/21/12	5,000,000	4,985,189

Grampian Funding, LLC	a,b,c	0.30%		01/06/12	50,000,000	49,997,917
	a,b,c	0.31%		01/09/12	78,000,000	77,994,627
	a,b,c	0.31%		01/10/12	7,000,000	6,999,457
	a,b,c	0.31%		01/11/12	70,000,000	69,993,972
	a,b,c	0.31%		01/23/12	11,000,000	10,997,916

See financial notes 11

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.32%		01/23/12	68,000,000	67,986,702
	a,b,c	0.43%		02/02/12	45,000,000	44,982,800

Jupiter Securitization Corp	a,b,c	0.22%		01/05/12	46,000,000	45,998,876
	a,b,c	0.22%		01/10/12	50,000,000	49,997,250
	a,b,c	0.20%		01/12/12	51,000,000	50,996,883
	a,b,c	0.22%		01/13/12	15,500,000	15,498,863
	a,b,c	0.23%		01/27/12	31,000,000	30,994,851
	a,b,c	0.23%		02/02/12	90,000,000	89,981,600
	a,b,c	0.23%		02/06/12	40,000,000	39,990,800
	a,b,c	0.22%		02/07/12	30,000,000	29,993,217
	a,b,c	0.18%		02/08/12	35,000,000	34,993,350
	a,b,c	0.22%		02/16/12	37,000,000	36,989,599
	a,b,c	0.22%		02/21/12	27,400,000	27,391,460
	a,b,c	0.22%		03/05/12	47,000,000	46,981,618
	a,b,c	0.22%		03/07/12	100,000,000	99,959,667
	a,b,c	0.22%		03/15/12	3,000,000	2,998,643
	a,b,c	0.25%		04/04/12	58,000,000	57,962,139

Market Street Funding Corp	a,b,c	0.23%		01/10/12	49,000,000	48,997,182
	a,b,c	0.23%		01/11/12	10,000,000	9,999,361
	a,b,c	0.23%		01/18/12	20,000,000	19,997,828
	a,b,c	0.22%		01/23/12	12,000,000	11,998,387
	a,b,c	0.23%		01/26/12	27,000,000	26,995,687
	a,b,c	0.23%		02/02/12	2,000,000	1,999,591
	a,b,c	0.26%		02/13/12	7,000,000	6,997,826
	a,b,c	0.23%		02/14/12	40,000,000	39,988,756
	a,b,c	0.23%		02/17/12	16,654,000	16,648,999
	a,b,c	0.23%		02/21/12	10,008,000	10,004,739
	a,b,c	0.24%		02/21/12	16,639,000	16,633,343
	a,b,c	0.23%		02/24/12	5,000,000	4,998,275
	a,b,c	0.26%		03/13/12	15,000,000	14,992,200
	a,b,c	0.23%		03/14/12	12,973,000	12,966,949
	a,b,c	0.23%		03/15/12	45,027,000	45,005,712
	a,b,c	0.23%		03/16/12	6,083,000	6,080,085
	a,b,c	0.23%		03/19/12	21,000,000	20,989,535
	a,b,c	0.23%		03/21/12	3,000,000	2,998,467
	a,b,c	0.23%		03/22/12	11,935,000	11,928,824
	a,b,c	0.22%		03/28/12	5,000,000	4,997,342

Old Line Funding, LLC	a,b,c	0.22%		01/04/12	24,221,000	24,220,556
	a,b,c	0.21%		01/05/12	45,036,000	45,034,949
	a,b,c	0.22%		01/10/12	30,000,000	29,998,350
	a,b,c	0.22%		01/23/12	21,000,000	20,997,177

Sheffield Receivables Corp	a,b,c	0.22%		01/04/12	3,000,000	2,999,945
	a,b,c	0.26%		01/05/12	22,000,000	21,999,364

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.32%		01/12/12	205,000,000	204,979,956
	a,b,c	0.31%		01/17/12	55,000,000	54,992,422
	a,b,c	0.31%		01/19/12	12,000,000	11,998,140
	a,b,c	0.30%		01/20/12	37,000,000	36,994,142
	a,b,c	0.31%		01/20/12	28,000,000	27,995,419

Thunder Bay Funding, LLC	a,b,c	0.23%		01/09/12	85,113,000	85,108,650
	a,b,c	0.22%		01/17/12	26,000,000	25,997,458
	a,b,c	0.24%		01/17/12	40,032,000	40,027,730
	a,b,c	0.22%		01/20/12	1,000,000	999,884
	a,b,c	0.25%		01/23/12	50,000,000	49,992,361
	a,b,c	0.23%		01/24/12	33,000,000	32,995,151
	a,b,c	0.23%		02/02/12	3,000,000	2,999,387
	a,b,c	0.23%		02/06/12	3,000,000	2,999,310
	a,b,c	0.22%		03/14/12	18,000,000	17,991,970
	a,b,c	0.22%		03/20/12	37,676,000	37,657,811

12 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Variable Funding Capital Corp	a,b,c	0.25%		01/25/12	30,000,000	29,995,000
	a,b,c	0.22%		01/27/12	72,000,000	71,988,560
	a,b,c	0.22%		02/02/12	50,000,000	49,990,222

Windmill Funding Corp	a,b,c	0.30%		01/03/12	37,000,000	36,999,383
	a,b,c	0.32%		01/04/12	174,000,000	173,995,360
	a,b,c	0.30%		01/12/12	66,000,000	65,993,950

						6,212,951,716

Financial Company Commercial Paper 7.9%
Australia & New Zealand Banking Group Ltd		0.28%		02/10/12	24,000,000	23,992,667

Barclays US Funding Corp	a	0.20%		01/03/12	114,000,000	113,998,733
	a	0.21%		01/19/12	148,000,000	147,984,460
	a	0.20%		01/27/12	1,000,000	999,856

BNZ International Funding Ltd	a	0.34%		01/11/12	10,000,000	9,999,056

Commonwealth Bank of Australia	c	0.28%		01/04/12	90,000,000	89,997,900
	c	0.31%		01/20/12	12,000,000	11,998,037
	c	0.32%		01/20/12	91,000,000	90,984,631
	c	0.60%		06/15/12	17,850,000	17,800,615
	c	0.63%		06/15/12	34,000,000	33,901,230

Danske Corp	a,c	0.30%		01/09/12	132,000,000	131,991,200

General Electric Capital Corp		0.20%		01/09/12	93,000,000	92,995,867
		0.26%		01/11/12	104,000,000	103,992,489
		0.22%		01/18/12	155,000,000	154,983,897
		0.20%		02/10/12	18,000,000	17,996,000
		0.28%		04/03/12	177,000,000	176,871,970
		0.28%		04/09/12	10,000,000	9,992,300
		0.28%		04/12/12	2,000,000	1,998,413
		0.21%		04/26/12	103,000,000	102,930,303
		0.21%		04/27/12	185,000,000	184,873,737

HSBC USA, Inc		0.27%		03/05/12	17,000,000	16,991,840
		0.27%		03/15/12	147,000,000	146,918,415

JP Morgan Chase & Co		0.01%		01/03/12	213,000,000	212,999,882

Lloyds TSB Bank PLC		0.20%		01/03/12	4,000,000	3,999,956

RBS Holdings USA Inc	a,c	0.31%		01/12/12	68,000,000	67,993,559
	a,c	0.31%		01/19/12	10,000,000	9,998,450
	a,c	0.31%		01/24/12	37,000,000	36,992,672

Skandinaviska Enskilda Banken AB		0.25%		01/17/12	127,000,000	126,985,889

State Street Corp		0.23%		02/14/12	94,000,000	93,973,575
		0.23%		02/16/12	72,000,000	71,978,840

UBS Finance (Delaware), Inc	a	0.19%		01/10/12	132,000,000	131,993,730

Westpac Banking Corp	c	0.30%		01/03/12	251,000,000	250,995,817
	c	0.49%		05/07/12	1,000,000	998,271

						2,693,104,257

Other Commercial Paper 1.6%
BHP Billiton Finance (USA) Ltd	a,c	0.17%		01/26/12	109,000,000	108,987,132
	a,c	0.18%		02/02/12	11,000,000	10,998,240

See financial notes 13

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

General Electric Co		0.14%		03/28/12	75,000,000	74,974,625

Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.20%		01/30/12	9,500,000	9,500,000

Reckitt Benckiser Treasury Services PLC	a,c	0.46%		02/03/12	9,330,000	9,326,066
	a,c	0.46%		02/10/12	22,000,000	21,988,755
	a,c	0.52%		02/23/12	40,000,000	39,969,378
	a,c	0.47%		03/27/12	30,000,000	29,966,317
	a,c	0.60%		06/01/12	5,000,000	4,987,333
	a,c	0.60%		07/02/12	26,000,000	25,920,700

Toyota Motor Credit Corp	a	0.60%		05/23/12	73,000,000	72,826,017

Univ of California
CP Series B		0.17%		01/12/12	6,000,000	5,999,688
		0.25%		02/08/12	54,000,000	53,985,750
		0.14%		02/15/12	53,000,000	52,990,725
		0.27%		02/23/12	2,000,000	1,999,205

						524,419,931

Certificate of Deposit 25.3%
Australia & New Zealand Banking Group Ltd		0.49%		04/27/12	93,000,000	93,000,000
		0.60%		05/30/12	48,000,000	48,000,000

Bank of Montreal		0.12%		01/05/12	68,000,000	68,000,000
		0.25%		01/05/12	172,000,000	172,000,000
		0.25%		01/06/12	33,000,000	33,000,000
		0.07%		01/11/12	159,000,000	159,000,000
		0.07%		01/12/12	246,000,000	246,000,000
		0.10%		01/18/12	21,000,000	21,000,000

Bank of Nova Scotia		0.29%		01/17/12	6,000,000	6,000,000
		0.29%		01/23/12	308,000,000	308,000,000
		0.29%		01/24/12	21,000,000	21,000,000
		0.31%		02/02/12	16,000,000	16,000,000
		0.27%		03/08/12	6,000,000	6,000,000
		0.47%		05/14/12	290,000,000	290,000,000
		0.50%		05/21/12	24,000,000	24,000,000

Bank of the West		0.26%		01/18/12	88,000,000	88,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.09%		01/04/12	158,000,000	158,000,000
		0.08%		01/06/12	13,000,000	13,000,000
		0.20%		01/10/12	100,000,000	100,000,000
		0.20%		01/23/12	192,000,000	192,000,000
		0.22%		01/27/12	45,000,000	45,000,000

Barclays Bank PLC		0.47%		02/06/12	203,000,000	203,000,000
		0.66%		05/04/12	13,000,000	13,000,000

BNP Paribas		0.58%		02/09/12	224,000,000	224,000,000
		0.57%		02/13/12	12,000,000	12,000,000
		0.57%		02/17/12	127,000,000	127,000,000

Branch Banking & Trust Co
		0.29%		02/10/12	114,000,000	114,000,000
		0.30%		03/23/12	86,000,000	86,000,000
		0.31%		04/19/12	1,000,000	1,000,000

Canadian Imperial Bank of Commerce		0.10%		01/04/12	100,000,000	100,000,000
		0.08%		01/20/12	19,000,000	19,000,000
		0.68%		09/27/12	258,000,000	258,000,000

14 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Citibank, NA		0.35%		03/20/12	3,000,000	3,000,000
		0.52%		05/29/12	297,000,000	297,000,000
		0.52%		05/30/12	59,000,000	59,000,000

Commonwealth Bank of Australia		0.33%		02/27/12	122,000,000	122,000,000
		0.30%		03/19/12	182,000,000	182,000,000
		0.36%		04/10/12	121,000,000	121,000,000

Credit Suisse AG		0.21%		01/05/12	180,000,000	180,000,000
		0.21%		01/06/12	94,000,000	94,000,000
		0.21%		01/11/12	103,000,000	103,000,000

Mizuho Corporate Bank Ltd		0.14%		01/05/12	170,000,000	170,000,000
		0.20%		01/26/12	168,000,000	168,000,000

National Australia Bank Ltd		0.36%		03/07/12	158,000,000	158,000,724
		0.50%		04/13/12	56,000,000	56,000,000
		0.50%		04/19/12	274,000,000	274,000,000
		0.51%		05/08/12	4,000,000	4,000,000

Royal Bank of Scotland PLC		0.28%		01/04/12	82,000,000	82,000,000
		0.28%		01/05/12	78,000,000	78,000,000
		0.28%		01/06/12	23,000,000	23,000,000
		0.28%		01/18/12	56,000,000	56,000,000
		0.28%		01/24/12	7,000,000	7,000,000
		0.23%		01/26/12	9,000,000	9,000,000
		0.58%		02/17/12	141,000,000	141,000,000
		0.82%		04/19/12	8,000,000	8,000,000

Skandinaviska Enskilda Banken AB		0.32%		02/01/12	7,000,000	7,000,000

State Street Bank & Trust Company, NA		0.10%		01/06/12	247,000,000	247,000,000
		0.10%		01/12/12	8,000,000	8,000,000

Sumitomo Mitsui Banking Corp		0.17%		01/11/12	72,000,000	72,000,000
		0.21%		01/30/12	96,000,000	96,000,000

Sumitomo Trust & Banking Co Ltd		0.17%		01/09/12	342,000,000	342,000,000
		0.24%		01/27/12	168,000,000	168,000,000

Svenska Handelsbanken AB		0.12%		01/17/12	118,000,000	118,000,000
		0.41%		02/01/12	27,000,000	27,005,227

Swedbank AB		0.21%		01/09/12	97,000,000	97,000,000

Toronto-Dominion Bank		0.06%		01/03/12	179,000,000	179,000,000
		0.22%		01/04/12	113,000,000	113,000,000
		0.21%		01/09/12	240,000,000	240,000,000
		0.07%		01/11/12	236,000,000	236,000,000
		0.07%		01/17/12	3,000,000	3,000,000
		0.21%		01/19/12	101,000,000	101,000,000
		0.23%		02/01/12	25,000,000	25,000,000
		0.38%		03/27/12	136,000,000	136,000,000
		0.21%		04/02/12	50,000,000	50,000,000
		0.38%		05/01/12	87,000,000	87,000,000

UBS AG		0.19%		01/06/12	228,000,000	228,000,000
		0.20%		01/11/12	138,000,000	138,000,000
		0.20%		01/17/12	7,000,000	7,000,000

Union Bank, NA		0.36%		02/22/12	31,000,000	31,000,000
		0.40%		03/08/12	27,000,000	27,000,000
		0.40%		03/15/12	7,000,000	7,000,000
		0.45%		04/11/12	69,000,000	69,000,000

See financial notes 15

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Westpac Banking Corp		0.50%		05/11/12	103,000,000	103,000,000

						8,621,005,951

Government Agency Debt 15.6%
Fannie Mae		0.03%		01/03/12	2,441,000	2,440,996
		0.04%		01/11/12	17,000,000	16,999,835
		0.03%		01/17/12	105,000,000	104,998,600
		0.03%		01/18/12	103,800,000	103,798,530
		0.04%		01/18/12	28,855,000	28,854,523
		0.03%		02/23/12	67,000,000	66,997,041
		0.02%		02/29/12	115,395,000	115,391,999
		0.02%		03/08/12	116,900,000	116,895,649
		0.02%		04/02/12	58,000,000	57,997,036

Federal Home Loan Bank		0.02%		01/04/12	56,000,000	55,999,907
		0.03%		01/04/12	435,000,000	434,998,958
		0.02%		01/06/12	100,000,000	99,999,723
		0.03%		01/06/12	49,333,000	49,332,794
		0.02%		01/11/12	9,100,000	9,099,949
		0.04%		01/11/12	15,000,000	14,999,833
		0.05%		01/11/12	3,000,000	2,999,959
		0.02%		01/13/12	65,000,000	64,999,567
		0.02%		01/17/12	17,500,000	17,499,844
		0.05%		01/18/12	40,000,000	39,999,056
		0.02%		01/20/12	15,110,000	15,109,840
		0.03%		02/08/12	127,000,000	126,995,978
		0.03%		02/10/12	46,800,000	46,798,440
		0.03%		02/17/12	100,000,000	99,996,083
		0.02%		02/29/12	25,000,000	24,999,181
		0.02%		03/02/12	27,000,000	26,999,085
		0.02%		03/07/12	354,000,000	353,975,988
		0.02%		03/14/12	182,400,000	182,392,603
		0.02%		03/16/12	220,000,000	219,990,833
		0.03%		03/21/12	118,000,000	117,993,444

Freddie Mac		0.03%		01/03/12	8,000,000	7,999,987
		0.02%		01/17/12	26,000,000	25,999,769
		0.03%		01/18/12	53,196,000	53,195,246
		0.03%		02/06/12	60,000,000	59,998,200
		0.04%		02/06/12	25,000,000	24,999,125
		0.04%		02/21/12	3,000,000	2,999,851
		0.02%		03/05/12	343,870,000	343,858,430
		0.02%		03/06/12	193,700,000	193,693,005
		0.02%		03/07/12	44,100,000	44,098,787
		0.02%		03/12/12	45,000,000	44,998,225
		0.01%		03/15/12	225,000,000	224,995,375
		0.02%		03/19/12	145,000,000	144,993,717
		0.02%		03/20/12	30,000,000	29,998,683

Straight A Funding, LLC
	a,b,c,f	0.19%		01/06/12	107,000,000	106,997,177
	a,b,c,f	0.19%		01/10/12	19,000,000	18,999,097
	a,b,c,f	0.10%		01/19/12	45,000,000	44,997,750
	a,b,c,f	0.15%		02/08/12	115,000,000	114,981,792
	a,b,c,f	0.19%		02/09/12	92,000,000	91,981,063
	a,b,c,f	0.19%		02/10/12	94,000,000	93,980,156
	a,b,c,f	0.19%		02/13/12	30,000,000	29,993,192
	a,b,c,f	0.19%		02/14/12	75,000,000	74,982,583
	a,b,c,f	0.19%		02/21/12	25,000,000	24,993,271
	a,b,c,f	0.19%		02/22/12	83,223,000	83,200,160
	a,b,c,f	0.19%		02/23/12	202,402,000	202,345,384
	a,b,c,f	0.19%		02/24/12	111,714,000	111,682,161
	a,b,c,f	0.19%		03/01/12	138,000,000	137,956,300
	a,b,c,f	0.19%		03/02/12	175,000,000	174,943,659

16 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c,f	0.19%		03/06/12	17,709,000	17,702,925
	a,b,c,f	0.19%		03/12/12	105,000,000	104,960,654
	a,b,c,f	0.19%		03/13/12	50,000,000	49,981,000
	a,b,c,f	0.19%		03/14/12	19,000,000	18,992,680

						5,325,054,678

Other Instrument 2.5%
Australia & New Zealand Banking Group Ltd	j	0.08%		01/05/12	142,000,000	142,000,000

Bank of Nova Scotia	j	0.01%		01/03/12	246,000,000	246,000,000

Chase Bank USA, NA	j	0.00%		01/03/12	75,000,000	75,000,000

Citibank, NA	j	0.06%		01/03/12	30,000,000	30,000,000

Royal Bank of Canada	j	0.01%		01/03/12	355,000,000	355,000,000

						848,000,000

Other Note 0.8%
Bank of America, NA	h	0.31%		01/09/12	275,000,000	275,000,000

Treasury Debt 0.2%
United States Treasury Department		1.13%		01/15/12	59,000,000	59,024,665

Total Fixed-Rate Obligations
(Cost $24,558,561,198)						24,558,561,198

Variable-Rate Obligations 9.1% of net assets

Financial Company Commercial Paper 0.2%
Commonwealth Bank of Australia	c	0.61%	03/22/12	06/22/12	57,000,000	56,998,220

JP Morgan Chase & Co		0.31%	01/13/12	03/13/12	33,000,000	33,000,000

						89,998,220

Certificate of Deposit 5.0%
Barclays Bank PLC		0.68%	01/17/12	02/16/12	18,000,000	18,000,000

Canadian Imperial Bank of Commerce		0.32%		01/03/12	12,000,000	12,000,000
		0.38%	01/23/12	07/23/12	126,000,000	126,000,000

Rabobank Nederland		0.35%		01/06/12	120,000,000	120,000,000
		0.37%	01/26/12	03/26/12	263,000,000	263,000,000
		0.34%	01/03/12	05/02/12	26,000,000	26,000,000

Royal Bank of Canada		0.32%	01/05/12	03/05/12	321,000,000	321,000,000
		0.27%	01/03/12	03/27/12	257,000,000	257,000,000
		0.27%	01/03/12	04/09/12	93,000,000	93,000,000
		0.32%	01/03/12	04/12/12	81,000,000	81,000,000

Westpac Banking Corp		0.36%		01/10/12	215,000,000	215,000,000
		0.36%	01/03/12	05/01/12	169,000,000	169,000,000

						1,701,000,000

Government Agency Debt 0.6%
Freddie Mac	i	0.29%	01/10/12	11/09/12	220,000,000	220,000,000

See financial notes 17

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

GFRE Holdings, LLC	a	0.30%		01/06/12	4,970,000	4,970,000

						224,970,000

Variable Rate Demand Note 1.1%
Houston Combined Utility System
First Lien Refunding RB Series 2008D1	a	0.16%		01/06/12	44,000,000	44,000,000

New York State HFA
Housing Revenue Bonds (2180 Broadway) Series 2011B	a	0.15%		01/06/12	5,450,000	5,450,000

Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.25%		01/06/12	3,000,000	3,000,000

Texas
TRAN Series 2011A	c,g	0.07%		01/03/12	259,170,000	259,170,000
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.29%		01/06/12	32,000,000	32,000,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.29%		01/06/12	23,825,000	23,825,000

						367,445,000

Other Note 1.9%
Bank of America, NA	h	0.77%	01/23/12	08/22/12	174,000,000	174,000,000

JPMorgan Chase Bank, NA	i	0.33%	01/23/12	01/18/13	250,000,000	250,000,000
	i	0.43%	01/18/12	01/18/13	110,000,000	110,000,000

Westpac Banking Corp	c,i	0.57%	01/30/12	01/25/13	100,000,000	100,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,957,867	3,957,867

						637,957,867

Other Municipal Debt 0.3%
Univ of California
General Revenue Bonds Series 2011 Y-1		0.35%	01/01/12	07/01/12	96,000,000	96,000,000

Total Variable-Rate Obligations
(Cost $3,117,371,087)						3,117,371,087

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 18.8% of net assets

Government Agency Repurchase Agreement 17.1%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $284,390,800, issued 09/26/11, due 01/03/12.		0.17%		01/03/12	271,125,693	271,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $399,812,152, issued 11/01/11, due 01/03/12.		0.19%		01/03/12	384,127,680	384,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $182,349,762, issued 12/14/11, due 02/13/12.		0.15%		01/06/12	175,016,771	175,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $160,650,000, issued 10/14/11, due 01/13/12.		0.19%		01/06/12	153,067,830	153,000,000

18 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $802,370,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	779,005,193	779,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $100,800,000, issued 11/22/11, due 01/03/12.		0.22%		01/03/12	96,024,640	96,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $572,420,255, issued 12/30/11, due 01/03/12.		0.04%		01/03/12	561,198,807	561,196,313

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $130,000,000, issued 12/30/11, due 01/03/12.		0.08%		01/03/12	125,001,111	125,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $153,704,247, issued 11/28/11, due 01/03/12.		0.21%		01/03/12	148,031,080	148,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $402,439,541, issued 10/26/11, due 01/05/12.		0.18%		01/05/12	387,137,385	387,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $323,440,000, issued 12/16/11, due 01/17/12.		0.17%		01/06/12	311,030,841	311,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $31,295,634 issued 10/11/11, due 01/09/12.		0.19%		01/06/12	30,013,775	30,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $365,114,518, issued 12/13/11, due 02/09/12.		0.20%		01/06/12	350,046,667	350,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $313,341,398, issued 10/21/11, due 01/31/12.		0.22%		01/06/12	300,141,167	300,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $52,143,082, issued 12/02/11, due 03/01/12.		0.22%		01/06/12	50,010,694	50,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $420,000,001, issued 12/30/11, due 01/03/12.		0.10%		01/03/12	400,004,444	400,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $206,000,000, issued 12/30/11, due 01/03/12.		0.05%		01/03/12	200,001,111	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $360,500,000, issued 12/30/11, due 01/03/12		0.05%		01/03/12	350,001,944	350,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $436,720,001, issued 11/28/11, due 01/03/12.		0.23%		01/03/12	424,097,520	424,000,000

UBS Securities LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $290,700,000, issued 12/30/11, due 01/03/12.		0.06%		01/03/12	285,001,900	285,000,000

See financial notes 19

 Schwab Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by U.S. Government Agency Securities with a value of $55,080,000, issued 10/20/11, due 01/19/12.		0.21%		01/06/12	54,024,570	54,000,000

						5,833,196,313

Treasury Repurchase Agreement 0.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $102,000,062, issued 12/30/11, due 01/03/12.		0.01%		01/03/12	100,000,111	100,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $153,000,079 issued 12/30/11, due 01/03/12.		0.02%		01/03/12	150,000,333	150,000,000

						250,000,000

Other Repurchase Agreement 0.9%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $42,000,001, issued 12/30/11, due 01/03/12.		0.24%		01/03/12	40,001,067	40,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $168,000,001, issued 09/15/11, due 01/03/12.		0.65%		01/03/12	160,317,778	160,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $47,250,013, issued 10/14/11, due 01/27/12.	d	0.67%		01/27/12	45,087,938	45,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $46,200,020, issued 10/05/11, due 02/02/12	d	0.73%		02/02/12	44,107,067	44,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $21,000,032, issued 11/16/11, due 02/29/12.	d	0.69%		02/29/12	20,040,250	20,000,000

						309,000,000

Total Repurchase Agreements
(Cost $6,392,196,313)						6,392,196,313

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $34,068,128,598.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,132,545,110 or 26.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $112,957,867 or 0.3% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Extendible Note - Investor Option
j	Time Deposit

20 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

CP —	Commercial paper
GO —	General obligation
HFA —	Housing finance agency/authority
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

See financial notes 21

 Schwab Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$27,675,932,285
Repurchase agreements, at cost and value	+	6,392,196,313

Total investments, at cost and value (Note 2a)		34,068,128,598
Cash		1
Receivables:
Investments sold		1,380,400
Interest		8,270,480
Prepaid expenses	+	357,056

Total assets		34,078,136,535

Liabilities

Payables:
Shareholder services fees		442,080
Distributions to shareholders		7
Accrued expenses	+	333,098

Total liabilities		775,185

Net Assets

Total assets		34,078,136,535
Total liabilities	−	775,185

Net assets		$34,077,361,350

Net Assets by Source
Capital received from investors		34,079,035,800
Net realized capital losses		(1,674,450)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$34,077,361,350		34,077,356,359		$1.00

22 See financial notes

 Schwab Cash Reserves

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$86,948,996

Expenses

Investment adviser and administrator fees		96,966,042
Shareholder service fees		131,357,100
Custodian fees		829,080
Portfolio accounting fees		758,521
Shareholder reports		623,545
Registration fees		407,172
Professional fees		161,218
Trustees’ fees		143,383
Transfer agent fees		23,489
Interest expense		3,649
Other expenses	+	771,078

Total expenses		232,044,277
Expense reduction by CSIM and/or Schwab	−	165,765,637
Custody credits	−	15,063

Net expenses	−	66,263,577

Net investment income		20,685,419

Realized Gains (Losses)

Net realized gains on investments		4,990

Increase in net assets resulting from operations		$20,690,409

See financial notes 23

 Schwab Cash Reserves

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$20,685,419	$22,051,852
Net realized gains	+	4,990	26,312,491 [1]

Increase in net assets from operations		20,690,409	48,364,343

Distributions to Shareholders

Distributions from net investment income		(20,685,419)	(22,051,852)

Transactions in Fund Shares*

Shares sold		88,347,459,021	87,759,673,074
Shares reinvested		20,432,360	21,747,070
Shares redeemed	+	(86,709,924,620)	(87,108,683,093)

Net transactions in fund shares		1,657,966,761	672,737,051

Net Assets

Beginning of period		32,419,389,599	31,720,340,057
Total increase	+	1,657,971,751	699,049,542

End of period		$34,077,361,350	$32,419,389,599

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Net realized gains (losses) includes payment from affiliate. (See financial note 4)

24 See financial notes

 Schwab Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund (closed to new investors)	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Cash Reserves offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 25

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

26

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

 27

 Schwab Cash Reserves

Financial Notes (continued)

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

28

 Schwab Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.66%.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect

 29

 Schwab Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Cash Reserves	$55,069,426	$109,025,081	$138,970,477	$303,064,984

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund’s aggregate security transactions with other Schwab Funds were $174,000,000.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, The Charles Schwab Corporation made a payment of $24,987,098 to Schwab Cash Reserves to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.1% of the fund’s net assets on that date.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards of $1,674,450 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and had $4,990 capital losses utilized.

30

 Schwab Cash Reserves

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$20,685,419

Prior period distributions
Ordinary income	$22,051,852

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, no such reclassifications were required.

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

32

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 33

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

34

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 35

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

36

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 37

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

38

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR31381-07

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2010: $409,464 2010: $409,464

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2011: $31,077 2010: $31,077
Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2011: $35,347 2010: $35,347
Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2011: $5,480 2010: $6,061

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2011: $71,904           2010: $72,485
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Charles Schwab Family of Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012

By:	/s/ George Periera
George Pereira
Principal Financial Officer

Date:	February 15, 2012